UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2016

DATE OF REPORTING PERIOD:                 November 1, 2015 through April 30, 2016

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS® INVESTMENTS Family of Funds

SEMIANNUAL REPORT APRIL 30, 2016

Calamos Growth Fund

Calamos Opportunistic Value Fund

Calamos Focus Growth Fund

Calamos Discovery Growth Fund

Calamos Dividend Growth Fund

Calamos Mid Cap Growth Fund

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Emerging Market Equity Fund

Calamos Global Equity Fund

Calamos Growth and Income Fund

Calamos Global Growth and Income Fund

Calamos Convertible Fund

Calamos Global Convertible Fund

Calamos Total Return Bond Fund

Calamos High Income Fund

Calamos Market Neutral Income Fund

Calamos Hedged Equity Income Fund

Calamos Phineus Long/Short Fund

Calamos Long/Short Fund

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 20 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

Chairman and Global CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2016. In this report, you will find commentary from the Calamos portfolio management teams, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review

The reporting period proved to be an extremely turbulent time in the financial markets, as changing sentiment fueled volatility and market rotation. During the final months of 2015, investors remained concerned about low commodity prices, global economic growth forecasts, and the implications of central bank policies—including the Federal Reserve’s move to raise short-term interest rates for the first time since 2006.

As 2016 began, markets fell sharply as investor apprehension increased. By mid-February, investors appeared more confident about the health of the U.S. economy and the likelihood of fewer Federal Reserve increases, while commodity prices stabilized. This increased optimism drove a rally in emerging markets, high yield bonds, and value and cyclical stocks. (A stronger economic environment can provide tailwinds for cyclically oriented companies and fewer hurdles for companies with less robust growth prospects.)

In this challenging environment, the S&P 500 Index gained 0.43% for the semiannual period. On the whole, stocks from developed markets landed in negative territory, as measured by the MSCI World Index’s return of -0.74%. Emerging market stocks were essentially flat, with a -0.01% return for the MSCI Emerging Markets Index. Global convertibles outpaced their U.S. counterparts, as the U.S. index reflected the added headwinds faced by small and mid-cap companies during the period. The BofA Merrill Lynch Global 300 Convertible Index returned 0.83%, while the BofA Merrill Lynch All U.S. Convertibles Index returned -2.88%.

Outlook

We do not believe a U.S. recession is imminent, but think the pace of expansion is likely to be measured in 2016. Similarly, we expect that the global economy will grow, but not at a robust pace overall. Around the world, we believe fiscal policy remains an overarching cause of concern, as a lack of clarity on key regulatory issues casts a shadow over a number of sectors. We believe investors will be challenged by a host of

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Letter to Shareholders

uncertainties, including global growth concerns, the policies of the Federal Reserve and other central banks, the U.S. presidential election, commodity prices, and geopolitical uncertainties.

Our teams continue to identify opportunities in this slower-growth environment, but they recognize that selectivity and risk management remain crucial. We believe investment opportunities exist across many asset classes, but selectivity remains paramount. During the reporting period, swings in market sentiment illustrated investors’ tendency to respond dramatically to events and data. Our portfolio management teams are holding to their long-term discipline, seeking to capitalize on short-term investor emotion as they position the funds for longer-term opportunities.

Introducing Calamos Phineus Long/Short Fund

Throughout the years, we have been proud to provide individual investors with access to institutional-caliber investment strategies, including in the alternatives asset class. When we launched Calamos Convertible Fund in 1985, we were one of the first asset managers to offer a convertible mutual fund, at a time when convertibles could be considered an alternative investment. In 1990, we launched Calamos Market Neutral Income Fund, which offers access to sophisticated strategies not broadly available to individual investors. Continuing this tradition, we introduce Calamos Phineus Long/Short Fund. In 2015, Calamos Investments acquired Phineus Partners, an established long/short manager, and we are pleased to provide investors with this time-tested long/short approach. I invite you to learn more about the fund (page 67) and to ask your financial advisor if the fund is appropriate for your needs.

Conclusion

The market environment is always changing. To keep up-to-date on our views of the global financial markets and the opportunities that are emerging, I encourage you to visit our website on an ongoing basis. You’ll find our blog and videos from our team, as well as a variety of pieces designed to help you and your financial advisor make sound asset allocation decisions that align with your long-term goals and risk tolerance.

As always, we thank you for your continued trust. All of us at Calamos Investments are honored that you have chosen us to help you achieve your financial goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

2	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The BofA Merrill Lynch Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. Sources: Lipper, Inc.; Morningstar, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

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Calamos Growth Fund

OVERVIEW

The fund invests in the equities of U.S. companies from a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

¡	Utilizes more than two decades of extensive research experience in growth investing

¡	Active management focuses on top-down views and bottom-up fundamentals

¡	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

This actively managed fund seeks to provide attractive returns through its emphasis on higher growth companies primarily in large and mid cap arenas.

FUND NASDAQ SYMBOLS
A Shares	CVGRX
B Shares	CVGBX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, Calamos Growth Fund declined 6.37% (Class A shares at net asset value), versus a 1.64% decrease for the Russell 3000 Growth Index. For the same period the S&P 500 Index rose 0.43% and the Russell Midcap Growth Index lost 1.54%.

U.S. equities experienced a steep sell-off that started just prior to the end of calendar year 2015 through February 11, 2016. Concerns regarding falling commodity prices, China’s economic growth and potential currency devaluations, and U.S. earnings fueled recessionary fears and led investors toward safe haven investments and out of higher-growth businesses, which hurt the Fund.

As modest-yet-positive economic data was reported during the first quarter of 2016, investors returned to the equity market with a preference for value, cyclical and higher-dividend stocks. We generally take underweight positions in these categories because of their lower-growth prospects over time. As a consequence, our quality-growth focus lagged the market. When Federal Reserve Chair Janet Yellen spoke in mid-March letting investors know that the Fed foresaw two interest rate hikes and would consider global risks in their interest rate moves, growth stocks returned to favor and the Fund made a strong comeback in March, though not enough to offset earlier losses.

Since its inception on September 4, 1990, the Fund has returned 12.68% on an annualized basis (Class A shares at net asset value). We believe this demonstrates the Fund’s ability to outdistance the growth and broad indices over full market cycles. Over the same period, the Russell 3000 Growth Index returned 9.17%, while the S&P 500 Index and the Russell Midcap Growth Index returned 9.77% and 10.57%, respectively.

What factors influenced performance?

The Fund’s security selection in health care detracted the most value from performance. Specifically, selection in pharmaceuticals and health care services disappointed. Pharmaceutical names have come under pressure as negative headlines and politicians target drug pricing.

The Fund’s selection in consumer discretionary hindered performance. Holdings within the movies and entertainment industry and the cable and satellite industry detracted most. We have been favoring media and experiences as opposed to brick-and-mortar retail. Although we believe that the U.S. consumer is in better health owing to improvements in the labor and housing markets, we have preferred to focus on low-cost providers in the retail space. This tact paid off as discount retail stores contributed positively during the period.

Even though energy was the worst-performing sector in the Russell 3000 Growth Index, as oil prices came under severe pressure, our selection within energy contributed positively to the Fund’s results. We avoided areas that were most negatively impacted during the period and saw positive returns from our energy names.

Selection in industrials also benefited the fund, though the underweight hurt to a small extent. Specifically, aerospace and defense as well as airlines were most additive. We

4	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

believe the defense space may see increases in outlays as the geopolitical arena remains volatile.

How is the Fund positioned?

In this all-cap growth equity Fund, we seek to invest in U.S. companies that we believe have the best prospects for growth including higher sustainable growth, high relative growth, or acceleration in growth. The Fund offers a diversified approach and participates in long-term growth trends by focusing on companies with solid fundamentals, global brands, strong growth catalysts and attractive valuations. We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research.

Our investments reflect a positive long-term outlook for equities, but we maintain a somewhat cautious view in light of economic and political conditions. We believe a combination of secular and cyclical growth holdings is appropriate, given our view that we are in a slow-growth phase of the economic cycle, yet conditions are improving for some cyclical areas of the economy. We are emphasizing companies with improving fundamentals, increasing returns on invested capital as well as more stable growth areas of the market, all the while being mindful of valuations in those spaces.

We have increased our allocation within industrials, adding to areas such as defense and environmental services. We believe that defense is an area that will continue to see growth as worrisome geopolitical events elevate fears and outlays to support the space. Industrials selection was additive to Fund performance as mentioned previously and narrowed our underweight relative to the Russell 3000 Growth Index. Conversely, we reduced investments within the consumer discretionary space, moving from a slight overweight to an underweight position relative to the benchmark. While we believe the U.S. consumer to be in decent health by virtue of increased employment and a strengthened housing market, we believe consumers will be a bit more selective in purchases, to the detriment of traditional retail and brick-and-mortar stores. We still have a considerable position in consumer discretionary names, with home improvement and entertainment names among our current favorites within the space.

What closing thoughts do you have for Fund shareholders?

The weakened U.S. dollar, a recovery in oil, and efforts from central banks around the world to reflate the global economy could create tailwinds for cyclical areas of the market. We have increased our investments in energy and industrials, as well as semiconductors within information technology. It appears that growth will remain scarce, so we believe investors will be willing to pay for those businesses that can offer superior growth. We expect to be a bit more cautious concerning valuations as higher-valued stocks may have a greater potential to sell off if volatility returns. We don’t believe that the market’s rotation to low-quality stocks is a sustained shift where companies with very low returns on capital can continue to fare well. However, cyclical growth stocks may continue to be attractive as economic growth picks up, even at a slower pace.

SECTOR WEIGHTINGS
Information Technology	30.3%
Consumer Discretionary	20.6
Health Care	16.1
Industrials	9.9
Financials	4.3
Consumer Staples	3.8
Energy	3.4
Telecommunication Services	1.8
Materials	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

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Calamos Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

6	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	-6.37%	-6.13%	5.10%	4.13%
With Sales Charge	-10.81	-10.59	4.08	3.63
Class B Shares – Inception 9/11/00
Without Sales Charge	-6.71	-6.82	4.32	3.51
With Sales Charge	-10.07	-10.18	4.16	3.51
Class C Shares – Inception 9/3/96
Without Sales Charge	-6.71	-6.85	4.32	3.35
With Sales Charge	-7.33	-7.47	4.32	3.35
Class I Shares – Inception 9/18/97	-6.25	-5.90	5.36	4.39
Class R Shares – Inception 3/1/07	-6.46	-6.35	4.84	4.93	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.32%; Class B and C shares is 2.07%; Class I shares is 1.07%; Class R shares is 1.57%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Opportunistic Value Fund

OVERVIEW

The fund invests in the equities of small, midsize and large U.S companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

KEY FEATURES

¡	Utilizes bottom-up stock picking and a benchmark-agnostic approach, which focuses on good businesses with solid cash flow and value prices

PORTFOLIO FIT

The fund is a core value option that may balance a growth allocation and complement other value strategies. Our flexibility in analyzing all companies regardless of sector helps us avoid the cyclicality inherent in a deep value strategy or momentum growth strategy.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
B Shares	CVABX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419

CALAMOS OPPORTUNISTIC VALUE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, the Fund dipped 0.92% (Class A shares at net asset value) versus a gain of 1.93% for the Russell 1000 Value Index.

The Fund performed broadly in line with the Russell 1000 Value Index through the first half of the reporting period as U.S. equities experienced a steep sell-off that started just prior to the end of 2015 through February 11, 2016. Concerns of falling commodity prices, China’s economic growth and potential currency devaluations, and U.S. earnings setbacks fueled recessionary fears and led investors into safe-haven investments and out of higher-growth businesses. The market rebound in mid-February through March favored deeper cyclical and value oriented names that performed well once investors came to accept that the global economy was not falling into a recession. The Fund’s performance improved in March, but lost ground relative to the index.

What factors influenced performance?

The U.S. equity market saw a dramatic sell-off during the reporting period, with the Russell 1000 Value Index falling more than 12% by February 11. As modest-yet-positive economic data was reported midway through the quarter, it appears that investors switched gears and returned to the equity market with a preference for deeper value, cyclical and higher-dividend stocks. Federal Reserve Chair Janet Yellen spoke in mid-March letting investors know that the Fed foresaw two rather than four interest rate hikes and, additionally, would consider global risks in deciding interest rate moves. The Fed’s stance appeared to have helped the market return to more balanced leadership between cyclical and secular growth-oriented companies.

Investors in the value space showed a strong preference for lower-beta and higher-dividend stocks. Based upon economic sectors, our selection in energy and industrials were the biggest detractors to performance versus the Russell 1000 Value Index. In the energy space, which was affected by a rapid decline in oil prices worldwide, selection in refining and marketing as well as exploration and production weighed down results. Industrials saw improvement as cyclicals enjoyed success when investor demand returned. The Fund’s overweight to the sector was beneficial, but selections in electrical components and equipment holdings, despite showing strong absolute results, lagged those of the benchmark. Human resource and employment services names also impeded relative performance. The Fund’s selection within information technology added value as IT consulting and data processing and outsourced services strongly outperformed their benchmark brethren. Selection within telecommunications services also worked well for the Fund, as the market favored securities offering higher dividends as is common in telecommunications services.

How is the Fund positioned?

The Fund seeks to identify attractively valued, temporarily out of favor stocks or mispriced companies with good future business prospects. In essence, we believe that the Fund’s positioning reflects good businesses trading at value prices.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research. Our research has pointed us toward opportunities in

8	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund

the consumer discretionary and industrials sectors, and the Fund is positioned as such. Within consumer discretionary, we have found opportunities in the movies and entertainment and specialty stores. In Industrials, our research led us to favor industrial machinery. Our most significant underweight is in the utilities sector, where we do have ownership, but have concerns of overheating valuations vis-a-vis higher-dividend and perceived safe-haven investments. During the period, we added to consumer staples, narrowing our underweight to the sector. As mentioned previously, we have concerns over the higher valuations assigned to some areas within the value universe of stocks as investors favor higher-quality, lower-volatility earnings stories. In response, we have constructed a portfolio with favorable valuation metrics such as price-to-sales and price-to-cash flow measures.

What closing thoughts do you have for Fund shareholders?

One commonly held assumption is that today’s financial landscape is fragile. We understand the concerns regarding the economy and have strategically positioned the Fund in areas of the equity market we believe have appreciation potential. Value stocks may offer opportunities as it appears to us that investors have priced in extremely modest expectations for many businesses, and have bid up other safe-haven investments. For example, we think that many consumer staples stocks trade at premiums to the market and to their own history despite negligible growth. Investors appear to be paying for the stability and defensiveness of these companies rather than their long-term potential.

Our focus remains on solid businesses with sustainable cash flows, trading at attractive prices. We are mindful of valuations and have been trimming positions where valuations may subject stocks to increased volatility. In addition, we have used market pullbacks in an attempt to selectively add to positions offering solid fundamentals.

SECTOR WEIGHTINGS
Financials	27.6%
Energy	13.0
Health Care	11.9
Information Technology	11.6
Industrials	11.4
Consumer Discretionary	6.8
Consumer Staples	6.2
Utilities	4.5
Materials	2.3
Telecommunication Services	2.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (1/2/02) THROUGH 4/30/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

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Calamos Opportunistic Value Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	-0.92%	-3.13%	5.45%	3.33%
With Sales Charge	-5.64	-7.70	4.43	2.83
Class B Shares – Inception 1/2/02
Without Sales Charge	-1.25	-3.85	4.67	2.71
With Sales Charge	-5.82	-8.30	4.33	2.71
Class C Shares – Inception 1/2/02
Without Sales Charge	-1.35	-3.91	4.66	2.56
With Sales Charge	-2.26	-4.80	4.66	2.56
Class I Shares – Inception 3/1/02	-0.82	-2.91	5.72	3.58
Class R Shares – Inception 3/1/07	-0.99	-3.37	5.19	2.80	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.60%; Class B shares is 2.34%; Class C shares is 2.35%; Class I shares is 1.34%; Class R shares is 1.86%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 1.15%, 1.90%, 1.90%, 0.90% and 1.40% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

10	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund

CALAMOS FOCUS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, the Fund declined 5.66% (Class A Shares at net asset value) versus a return of 0.43% for the S&P 500 Index and a loss of 1.37% for the Russell 1000 Growth Index.

The Fund had performed broadly in line with the U.S. equity market as well as growth stocks through early February, but lagged during a value-oriented market rally in the last two months of the reporting period. The sectors that led the rally in March and April included energy, materials, industrials and financials.

Since its inception on December 1, 2003, the Fund has returned 5.79% NAV versus returns of 7.64% for the S&P 500 Index and 7.97% for the Russell 1000 Growth Index.

What factors influenced performance?

The Fund was challenged in a period characterized by a dramatic and broad sell-off in the marketplace in January. Investors appeared to be concerned about global growth, a rising U.S. dollar, and the dollar’s effects on U.S. corporate earnings. The Russell 1000 Growth Index had declined 11.16% from January 1, 2016 through February 11, 2016 (the market’s low for the reporting period). The subsequent rally was led by cyclical areas of the market (energy, materials, and industrials) and value stocks, counter to the Fund’s growth bias and positioning.

Holdings within the health care sector lagged those of the Russell 1000 Growth Index. The biotechnology industry came under pressure as drug price increases made negative news headlines, and the names held within the Fund subsequently underperformed. Additionally, our ownership of higher growth pharmaceuticals fell out of favor as more conservative pharmaceutical names drew investor attention in the reporting period. Selection within the cable and satellite industry of consumer discretionary also detracted from results. Selection within energy added to performance, as names held within the portfolio finished in positive territory for the period, while the sector was the biggest laggard in the Russell 1000 Growth Index. Additionally, selection within industrials performed well for the Fund, most notably within defense and environmental services.

How is the Fund positioned?

This large cap growth equity Fund invests in a diversified, yet concentrated portfolio of common stocks. We seek to invest in U.S. companies that we believe have the best prospects for growth, including higher sustainable growth, high relative growth, or acceleration in growth. We aim to participate in long-term growth trends by focusing on companies with solid or improving fundamentals, global brands, strong growth catalysts and attractive valuations.

We believe our investments reflect a positive long-term outlook for equities, but we maintain a somewhat cautious view in light of economic and political conditions. We believe a combination of secular and cyclical growth holdings is appropriate, given our view that we are in a slow-growth phase of the economic cycle, yet conditions are improving for some cyclical areas of the economy. We are emphasizing companies that

OVERVIEW

The fund invests in a select portfolio of equities issued by “blue chip” U.S. companies that offer opportunities for growth.

KEY FEATURES

¡	Active management utilizes over 20 years of extensive research experience in growth investing

¡	The compact portfolio comprises only those large cap stocks in which we have the greatest confidence of sustained growth

¡	Stresses company fundamentals, including global presence, strong or accelerated earnings growth, and solid returns on invested capital

PORTFOLIO FIT

The fund is a core growth allocation centered on a compact equity portfolio of large cap stocks.

FUND NASDAQ SYMBOLS
A Shares	CBCAX
B Shares	CBCBX
C Shares	CBXCX
I Shares	CBCIX
R Shares	CBCRX

FUND CUSIP NUMBERS
A Shares	128119625
B Shares	128119617
C Shares	128119591
I Shares	128119583
R Shares	128119427

www.calamos.com	11

Calamos Focus Growth Fund

SECTOR WEIGHTINGS
Information Technology	35.2%
Consumer Discretionary	20.2
Health Care	14.8
Industrials	9.0
Consumer Staples	3.9
Financials	3.8
Energy	3.0
Telecommunication Services	2.3
Materials	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

we believe have improving fundamentals and increasing returns on invested capital. We also look for more stable growth areas of the market, while being mindful of valuations in those spaces.

We increased our allocation within industrials, adding to areas such as defense and environmental services. We believe that defense is an area that will continue to see growth as worrisome geopolitical events elevate fears and outlays to support the space. The additions to industrials was additive to Fund performance as mentioned previously and we narrowed our underweight relative to the Russell 1000 Growth Index. Conversely, we reduced investments within the consumer discretionary space, moving from a slight overweight to an underweight position relative to the benchmark. While we believe the U.S. consumer to be in decent health by virtue of increased employment and a strengthened housing market, we believe consumers will be a bit more selective in purchases, to the detriment of traditional retail and brick-and-mortar stores. We still have a considerable position in consumer discretionary names, with home improvement and entertainment names among our current favorites within the space.

What closing thoughts do you have for Fund shareholders?

The weakened U.S. dollar, a recovery in oil, and efforts from central banks around the world to reflate the global economy could create tailwinds for cyclical areas of the market. We have increased our investments in energy and industrials, as well as semiconductors within information technology. Growth may remain scarce, so we believe investors may be willing to pay for those businesses that can offer superior growth. We expect to be a bit more cautious concerning valuations as higher-valued stocks may have a greater potential to sell off if volatility returns. We don’t believe that the market’s rotation to low-quality stocks is a sustained shift where companies with very low returns on capital can continue to fare well. However, cyclical growth stocks may continue to be attractive as economic growth picks up.

ANNUALIZED RETURN: SINCE INCEPTION (12/1/03) THROUGH 4/30/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

12	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 12/1/03
Without Sales Charge	-5.66%	-5.55%	6.04%	5.10%
With Sales Charge	-10.13	-10.03	5.02	4.59
Class B Shares – Inception 12/1/03
Without Sales Charge	-6.00	-6.23	5.24	4.46
With Sales Charge	-9.79	-10.01	4.94	4.46
Class C Shares – Inception 12/1/03
Without Sales Charge	-6.00	-6.23	5.26	4.31
With Sales Charge	-6.76	-6.99	5.26	4.31
Class I Shares – Inception 12/1/03	-5.57	-5.31	6.31	5.36
Class R Shares – Inception 3/1/07	-5.71	-5.71	5.79	4.73	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.58%; Class B and C shares is 2.33%; Class I shares is 1.33%; Class R shares is 1.85%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 1.15%, 1.90%, 1.90%, 0.90% and 1.40% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	13

Calamos Discovery Growth Fund

OVERVIEW

The fund invests in small and midsize U.S. companies that we believe offer the best potential for growth.

KEY FEATURES

¡	Employs bottom-up stock selection based on a combination of quantitative and fundamental research drivers

¡	Applies in-depth research to add value in the inefficient small and mid cap market

¡	Emphasizes risk management and portfolio construction in a process that seeks greater risk-adjusted returns over a full market cycle

PORTFOLIO FIT

The fund is a SMID cap growth equity allocation option.

FUND NASDAQ SYMBOLS
A Shares	CADGX
B Shares	CBDGX
C Shares	CCDGX
I Shares	CIDGX
R Shares	CRDGX

FUND CUSIP NUMBERS
A Shares	128120102
B Shares	128120201
C Shares	128120300
I Shares	128120409
R Shares	128120508

CALAMOS DISCOVERY GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, the Fund declined 8.80% (Class A shares at net asset value) versus a loss of 3.05% for the Russell 2500 Growth Index.

The Fund performed in line with the Russell 2500 Growth Index through the first half of the reporting period as U.S. equities experienced a steep sell-off that started just prior to the end of 2015 and continued until February 11, 2016. Concerns of falling commodity prices, China’s economic growth and potential currency devaluations, and U.S. earnings fueled recessionary fears and led investors into safe-haven investments and out of higher-growth businesses. The Fund lagged as the market rebound in mid-February favored cyclical and value-oriented names that performed well once investors seemed to accept that the global economy was not falling into a recession.

What factors influenced performance?

The mid cap growth space saw a dramatic sell-off during the reporting period, with the Russell 2500 Growth Index falling more than 20% by February 11. As modest-yet-positive economic data was reported midway through the first quarter of 2016, investors switched gears and returned to the equity market with a preference for value, cyclical and higher-dividend stocks. In mid-March, Federal Reserve Chair Janet Yellen told investors that the Fed foresaw two rather than four interest rate hikes and would consider global risks in deciding interest rate moves. After those comments, growth stocks returned to favor for the month, much as they had for most of 2015.

Investors in this space showed a strong preference for lower-beta and higher-dividend stocks. Based upon economic sectors, our selection in consumer discretionary and information technology were the biggest detractors to relative performance versus the Russell 2500 Growth Index. Selection in auto parts and equipment and restaurants took the biggest hit within consumer discretionary. Within information technology, Internet software and services names lagged those of the benchmark.

Alternatively, selection within health care and energy, the two worst-performing sectors within the index for the period, added to the Fund’s relative performance. Selection in pharmaceuticals and health care equipment worked well as did underweighting the biotechnology industry, which came under severe pressure during the period. Turning to energy, stocks within the exploration and services industry outperformed, and the Fund also benefitted from avoiding other areas within energy that were severely challenged.

How is the Fund positioned?

This Fund seeks to invest in small and midsize U.S. companies that we believe have the best prospects for high sustainable or accelerated growth. The Fund takes a diversified and active approach that participates in long-term growth trends and focuses on companies with solid fundamentals, global brands, strong growth catalysts and attractive valuations. Our investments reflect what we believe to be a positive long-term outlook for equities. We believe a combination of secular and cyclical growth holdings is appropriate, given our view that we are in a business cycle characterized by

14	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund

low inflation and moderate global growth. The Fund holds these secular and cyclical opportunities where we believe expectations for growth are unreasonably low, creating the investment opportunity. We are emphasizing companies with sound growth fundamentals, increasing returns on invested capital and attractive valuations.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research. Our largest absolute weightings by sector include opportunities within the information technology, consumer discretionary and health care sectors. We believe that technology offers great long-term growth opportunities as well as some cyclical investments as well. We also believe the U.S. consumer is in overall good health as the employment and housing markets have improved, yet we are selective in the consumer discretionary space, with a preference for low-cost providers in the retail space and more experiential discretionary purchases such as entertainment. We believe health care still offers great opportunity, but we have been cautious on account of negative drug pricing headlines and highly politicized public concerns. We have added to cyclical areas such as energy and industrials, albeit at small absolute levels.

What closing thoughts do you have for Fund shareholders?

We believe the U.S. market will have modestly positive returns and may represent a compelling equity market in a low-return world. We do not foresee a recession in the U.S., but trends in housing and employment point to a slow-growth economy. The market will remain volatile and is anxiously awaiting further news from the Federal Reserve as to the path of potential interest rate moves and indications of strong, self-sustaining economic expansion.

The weakened U.S. dollar, a recovery in oil, and efforts from central banks around the world to reflate the global economy could create tailwinds for cyclical areas of the market. In response, we have increased our investments in energy and industrials. Growth may remain scarce, so we believe investors will be willing to pay for those businesses that can offer superior growth. We expect to be a bit more cautious around valuation as higher-valued stocks may have greater potential for selling off if volatility returns. We don’t believe that the market’s rotation to low-quality stocks is a sustained shift where companies with low returns on capital can continue to fare well. However, cyclical growth stocks may continue to be attractive as economic growth picks up, even at a slower pace.

SECTOR WEIGHTINGS
Information Technology	29.0%
Health Care	25.1
Consumer Discretionary	18.7
Industrials	10.0
Financials	9.0
Energy	3.6
Telecommunication Services	2.4
Materials	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	15

Calamos Discovery Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (6/1/10) THROUGH 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 6/1/2010
Without Sales Charge	-8.80%	-17.35%	-1.16%	6.47%
With Sales Charge	-13.12	-21.30	-2.11	5.59
Class B Shares – Inception 6/1/2010
Without Sales Charge	-9.22	-18.03	-1.89	5.68
With Sales Charge	-13.71	-22.09	-2.19	5.55
Class C Shares – Inception 6/1/2010
Without Sales Charge	-9.14	-17.97	-1.89	5.68
With Sales Charge	-10.04	-18.78	-1.89	5.68
Class I Shares – Inception 6/1/2010	-8.66	-17.10	-0.89	6.75
Class R Shares – Inception 6/1/2010	-8.92	-17.51	-1.39	6.22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.64%; Class B and Class C shares is 2.39%; Class I shares is 1.39%; Class R shares is 1.89%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 1.50%, 2.25%, 2.25%, 1.25% and 1.75% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Source: Lipper, Inc.

Index returns assume reinvestments of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

16	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, the Fund decreased 1.02% (Class A shares at net asset value) versus a 0.43% gain for the S&P 500 Index and a 0.22% gain for the Russell 1000 Index.

The Fund performed in line with the U.S. equity market as U.S. equities experienced a steep sell-off that started prior to the end of 2015 through February 11, 2016. Concerns of falling commodity prices, China’s economic growth and potential currency devaluations, and U.S. earnings setbacks fueled recessionary fears and led investors toward safe-haven investments and out of higher-growth businesses. The Fund lagged slightly as the market rebound favored cyclical and value-oriented names that performed well after investors appeared to accept that the global economy was not falling into a recession.

What factors influenced performance?

The Fund’s slight overweights to the telecommunications services and utilities sectors bolstered performance as these sectors typically represent higher-dividend-paying securities and were the two leading sectors within the S&P 500 Index for the reporting period. Selection in the consumer discretionary sector also provided a lift to Fund performance as stocks from the advertising and home improvement retail spaces were beneficial. Conversely, stock selection in energy detracted from performance as a small allocation to the oil and-gas storage and transportation industry disappointed. Energy names rebounded strongly during the period, and were led by large cap integrated oil and gas names. Selection within the consumer staples sector lagged because of our lack of holdings in the strong performing packaged foods and meats industry.

How is the Fund positioned?

The Fund’s investments reflect our positive yet cautious long-term outlook for equities and our preference for dividend-paying companies with sound fundamentals and attractive valuations. Furthermore, we seek companies that have an ability to increase dividends over time, either through increasing profits or more efficient use of capital. We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research approach. The Fund has slight overweights to telecommunications services and the utilities sectors, while remaining underweight energy, information technology and financials. The Fund’s largest allocations in absolute terms are in the information technology, financials and health care sectors.

OVERVIEW

The fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

¡	Utilizes bottom-up stock picking and a benchmark-agnostic approach, which focuses on good businesses with solid cash flow and value prices

PORTFOLIO FIT

The fund seeks to provide a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS
A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX
R Shares	CRDVX

FUND CUSIP NUMBERS
A Shares	128120839
C Shares	128120821
I Shares	128120813
R Shares	128120797

www.calamos.com	17

Calamos Dividend Growth Fund

SECTOR WEIGHTINGS
Information Technology	18.0%
Health Care	14.7
Financials	14.6
Consumer Discretionary	12.8
Industrials	9.8
Consumer Staples	9.5
Energy	5.5
Utilities	3.6
Telecommunication Services	3.5
Materials	2.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Our focus remains on solid businesses with sustainable cash flows, trading at attractive prices. We are mindful of valuations and have been trimming positions where valuations may subject stocks to increased volatility. In addition, we have used market pullbacks in an attempt to selectively add to positions offering solid fundamentals.

18	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	-1.02%	-1.67%	3.22%
With Sales Charge	-5.68	-6.36	1.39
Class C Shares – Inception 8/5/2013
Without Sales Charge	-1.34	-2.37	2.45
With Sales Charge	-2.30	-3.32	2.45
Class I Shares – Inception 8/5/2013	-0.93	-1.39	3.46
Class R Shares – Inception 8/5/2013	-1.22	-1.97	2.93

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.74%; Class C shares is 2.51%; Class I shares is 1.49%; Class R shares is 1.99%. The Fund’s Investment Adviser has contractually agreed to reimburse Fund expenses through March 1, 2017 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.35%, 2.10%, 1.10% and 1.60% of average net assets, respectively. This agreement is not terminable by either party.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	19

Calamos Mid Cap Growth Fund

OVERVIEW

The fund invests primarily in equity securities issued by midsize U.S. companies that we believe offer the best opportunities for growth.

KEY FEATURES

¡	Utilizes more than two decades of extensive research experience in growth investing

¡	Focuses on top-down views and bottom-up fundamentals

¡	Identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

The fund seeks to diversify an equity allocation with a primarily mid cap growth strategy that provides exposure to companies with historically higher growth rates and returns than larger companies.

FUND NASDAQ SYMBOLS
A Shares	CMXAX
C Shares	CMXCX
I Shares	CMXIX
R Shares	CMXRX

FUND CUSIP NUMBERS
A Shares	128120870
C Shares	128120862
I Shares	128120854
R Shares	128120847

CALAMOS MID CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, the Fund declined 7.59% (Class A shares at net asset value) versus a decrease of 1.54% for the Russell Midcap Growth Index.

In this Fund, we target mid cap companies with established track records and strong revenue and earnings profiles with high or accelerated growth. Many of these businesses were out of favor during the reporting period as investors showed a preference for perceived safe haven investments including dividend-paying securities.

What factors influenced performance?

The mid cap growth space had a dramatic sell-off during the reporting period, with the Russell Midcap Growth Index falling more than 15% by February 11. Concerns of falling commodity prices, China’s economic growth and potential currency devaluations, and U.S. earnings fueled recessionary fears and led investors into safe-haven investments and out of higher-growth businesses. As modest yet positive economic data was reported during the quarter, investors returned to the equity market, with a preference for value, cyclical and higher-dividend stocks. In mid-March, Federal Reserve Chair Janet Yellen told investors that the Fed foresaw two rather than four interest rate hikes and would consider global risks in deciding interest rate moves. After those comments, growth stocks returned to favor for the month, much as they had for most of 2015.

Investors in this space showed a strong preference for lower-beta and higher-dividend stocks. Based upon economic sectors, our selection in financials and health care were the biggest detractors to performance versus the Russell Midcap Growth Index. Specifically, an overweight to and selection among real estate services names and selection within consumer finance weighed on performance. Real estate investment trusts (REITs), which the Fund did not own, did well as dividend-paying securities. Selection in potentially higher-growth biotechnology and pharmaceutical names trailed in the health care sector; pressure mounted on drug companies as concerns over pricing weighed on their outlook.

Selection in the energy sector added value during the period, as did some well-timed additions to the once beleaguered sector. The Fund benefitted from positions in the exploration and production space as well as avoiding some of the heavy equipment industry within energy. The Fund also benefitted from selection within the telecommunications services sector as wireless services names performed well.

How is the Fund positioned?

This Fund seeks to invest in midsize U.S. companies that we believe have the best prospects for high sustainable or accelerated growth. The Fund offers a diversified and active approach, and seeks to participate in long-term growth trends by focusing on companies that we believe have solid fundamentals, global brands, strong growth catalysts and attractive valuations. Our investments reflect what we believe to be a positive long-term outlook for equities. We believe a combination of secular and

20	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Mid Cap Growth Fund

cyclical growth holdings is appropriate, given our view that we are in a business cycle characterized by low inflation and moderate global growth. The Fund holds these secular and cyclical opportunities where we believe expectations for growth are unreasonably low, creating investment opportunities. We are emphasizing companies with sound growth fundamentals, increasing returns on invested capital and attractive valuations.

We continue to actively manage our sector exposures in conjunction with our fundamental, bottom-up research. Our largest absolute weightings by sector include opportunities within the information technology, consumer discretionary and health care sectors. We believe that technology offers great long term growth opportunities as well as some cyclical investments as well. We also believe the U.S. consumer is overall in good health as the employment and housing markets have improved, but we are selective in the consumer discretionary space, with a preference for low-cost providers in the retail space and more experiential discretionary purchases such as entertainment. We think that health care still offers great opportunities, but we have been cautious on account of negative drug pricing headlines and highly politicized public concerns. We have added to cyclical areas such as energy, materials and industrials, albeit at small absolute levels.

What closing thoughts do you have for Fund shareholders?

We believe the U.S. market will have modestly positive returns and may represent a compelling equity market in a low-return world. We do not foresee a recession in the U.S., but trends in housing and employment point to a slow-growth economy. We believe the market will remain volatile and is anxiously awaiting news from the Federal Reserve as to the path of potential interest rate moves and indications of strong, self-sustaining economic expansion.

The weakened U.S. dollar, a recovery in oil, and efforts from central banks around the world to reflate the global economy can create tailwinds for cyclical areas of the market. In response, we have increased our investments in energy and industrials. Growth may remain scarce, so we believe investors will be willing to pay for those businesses that can offer superior growth. We expect to be a bit more cautious around valuation as higher-valued stocks may have greater potential for sell-offs if volatility returns. We don’t believe that the market’s rotation to low-quality stocks is a sustained shift where companies with low returns on capital can continue to fare well. However, cyclical growth stocks may continue to be attractive as economic growth picks up, even at a slower pace.

SECTOR WEIGHTINGS
Consumer Discretionary	24.8%
Information Technology	23.9
Health Care	19.3
Industrials	12.6
Financials	9.3
Telecommunication Services	4.0
Energy	3.5
Materials	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	21

Calamos Mid Cap Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	-7.59%	-16.19%	0.01%
With Sales Charge	-11.98	-20.14	-1.76
Class C Shares – Inception 8/5/2013
Without Sales Charge	-7.93	-16.84	-0.74
With Sales Charge	-8.79	-17.61	-0.74
Class I Shares – Inception 8/5/2013	-7.45	-16.02	0.27
Class R Shares – Inception 8/5/2013	-7.64	-16.42	-0.22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.69%; Class C shares is 2.46%; Class I shares is 1.45%; Class R shares is 1.97%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.25%, 2.00%, 1.00% and 1.50% of average net assets, respectively. This agreement is not terminable by either party.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell Midcap Growth Index measures the performance of midcap growth companies.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

22	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund Performed?

For the six-month period ended April 30, 2016, Calamos International Growth Fund declined 5.55% (Class A shares at net asset value) versus a 1.05% decrease for the MSCI ACWI ex-U.S. Growth Index and 1.44% loss for the MSCI EAFE Growth Index.

International equities experienced a six-month period with multiple bouts of heightened volatility and modest declines in broad international indexes overall. Equity prices were impacted by several distinct phases of volatility and rallies vis-a-vis investor sentiment and positioning.

Equities faced relatively steep and rapid losses in early 2016 brought on by concerns relating to slow global growth, depressed commodity prices, and uncertainty over central bank policies. More recently, markets responded positively as the world’s major central banks signaled a renewed commitment to bolster sluggish growth, global economic data showed improvement, and commodity prices recovered from recent lows.

In this difficult environment, the Fund underperformed the index due to trailing security selection and relative sector positioning. Specifically, our emphasis on higher-growth and higher-quality businesses was challenged by markets which rewarded higher-dividend yield, defensive-oriented companies outperform in January’s sharp sell-off followed by a lower-quality, global cyclical rally from February into April 2016.

Since its inception on March 16, 2005, the Fund gained 6.17% on an annualized basis (Class A Shares at net asset value) versus a return of 4.93% for the MSCI EAFE Growth Index and 4.96% for the MSCI ACWI ex-U.S. Growth Index.

What factors influenced performance?

In addition to being underweight defensive, value and dividend-oriented securities, which led the market short-term but we think offer lower-growth prospects over time, the following factors influenced the Fund’s performance.

Relative to the MSCI ACWI ex-U.S. Growth Index, the Fund’s trailing selection in the financials sector detracted from Fund results during the period. In particular, holdings in the diversified banks industry trailed those of the index. Even so, we expect diversified bank holdings to respond positively over time as demand for relatively higher-quality assets and attractive valuations come to the fore. This belief contributes to our selective view of opportunities in financials and rationale for maintaining an underweight stance overall.

Selection in health care also hampered performance. In particular, holdings in the pharmaceuticals industry underperformed as higher-growth companies trailed; the market, as mentioned, rewarded higher-dividend yield, more-defensive characteristics. With respect to individual opportunities, we continue to invest in companies that we believe have a strong innovation and pipeline profile, rising return on invested capital, and alignment with our secular themes.

OVERVIEW

The fund invests in non-U.S. growth companies. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

¡	Focuses on growth in an asset class that is mostly defined by core and value offerings

¡	Stresses company fundamentals, including global presence and strong or accelerated earnings growth

¡	Investments driven by international sources of revenue for companies, not on location of headquarters

PORTFOLIO FIT

Investors tend to underinvest in growth outside the U.S. compared with a higher emphasis on growth with U.S. oriented equity funds. The fund stands as a potential growth-focused addition to a mostly core- or value-intensive international allocation.

FUND NASDAQ SYMBOLS
A Shares	CIGRX
B Shares	CIGBX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393

www.calamos.com	23

Calamos International Growth Fund

SECTOR WEIGHTINGS
Information Technology	23.6%
Consumer Staples	16.0
Health Care	14.9
Industrials	13.1
Consumer Discretionary	12.5
Financials	11.6
Energy	4.4
Materials	2.1
Telecommunication Services	0.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The Fund’s selection in information technology contributed positively during the period. In particular, a larger weight and positive performance in the Internet software and services industry added value. We continue to hold an overweight position in the sector overall based on solid earnings growth, cash flow generation, balance sheet quality and large addressable markets. We see excellent alignment with our themes in the sector, and we think many current holdings are well positioned to benefit from global demand for mobility, analytics, and e-commerce among other areas.

The Fund’s modest overweight position in energy also added value, while relative selection lagged the index. Higher global supply and a strong dollar have pressured oil prices over the past few years, but there have been more recent signs of stabilization and improved performance in the sector. We incrementally added to the Fund’s weight during the period but will continue to be highly selective, seeking companies with better quality balance sheets and the potential for earnings improvement.

From a geographic perspective, the Fund’s country weights negatively affected performance overall in the period. In particular, the Fund’s selection in the U.K. and Canada trailed the index. The Fund’s selection in China, Germany and Italy added the most value in the period.

How is the Fund positioned?

Our regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities, then actively integrates these into investment decision making.

From a regional perspective, we continue to hold an overweight position in Europe, reflecting our view of stabilizing economic data, a still weak euro, and the European Central Bank’s accommodative monetary policy programs. We have a relatively even-weight view in Japan, supported by accommodative policies and effective corporate reforms but also challenged by low growth and a stronger yen. Economic data has been mixed to lower in recent months, but we see a growing universe of companies with improved capital allocation and more shareholder friendly policies. In emerging markets, we are highly selective, preferring investments in commodity-consuming and pro-growth reform economies.

We made moderate changes to sector weightings during the period, with most adjustments driven by security-specific rationale. We increased the weight in consumer staples while trimming consumer discretionary holdings, as we moderately tilted exposure to more-defensive growth areas. We also added modestly to energy and materials reflecting a marginal increase in cyclically oriented commodity areas. We reduced the weight to financials because of continued challenges to sector fundamentals.

What closing thoughts do you have for Fund shareholders?

We believe the global economy is positioned for moderate growth in 2016. There may be spikes in volatility as mixed fundamental data, key elections and central bank policies influence markets. We continue to see signs of improvement in European economic data along with a positive liquidity environment. However, market headwinds have persisted, fanned by Britain’s potential exit from the European Union and the refugee crisis. In our opinion, Japan’s economy remains lackluster and the

24	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

negative interest rate policy is a potential cause for concern. Despite these challenges, we believe that many bottom-up investment opportunities are arising from increased corporate governance initiatives and increased capital efficiency. We expect to be highly selective in emerging markets, but stability in commodities and currencies increases our optimism. China’s recent releases seem to reveal a pickup in economic data but also a divergence between weaker industrial data versus stronger demand in consumption and services.

Given our outlook for a continued period of muted economic growth, we are favoring quality growth companies over cyclicals. We are emphasizing investments in companies with solid free cash flow generation and stronger balance sheets. From a thematic perspective, we see opportunities in the information technology sector, companies tied to global consumption, and businesses positioned to benefit from improving fundamentals in Europe. We believe our active investment approach and long-term perspective positions us to take advantage of the volatility as we seek international investment opportunities.

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 4/30/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	25

Calamos International Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	-5.55%	-10.47%	-0.06%	3.51%
With Sales Charge	-10.03	-14.73	-1.02	3.01
Class B Shares – Inception 3/16/05
Without Sales Charge	-5.84	-11.15	-0.80	2.88
With Sales Charge	-10.54	-15.59	-1.16	2.88
Class C Shares – Inception 3/16/05
Without Sales Charge	-5.85	-11.11	-0.79	2.73
With Sales Charge	-6.79	-12.00	-0.79	2.73
Class I Shares – Inception 3/16/05	-5.41	-10.27	0.19	3.76
Class R Shares – Inception 3/1/07	-5.65	-10.71	-0.30	3.12	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.31%; Class B and C shares is 2.06%; Class I shares is 1.06%; Class R shares is 1.56%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

The MSCI ACWI ex U.S. Growth Index measures equity market performance of companies outside of the United States with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

26	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, Calamos Evolving World Growth Fund declined 3.39% (Class A shares at net asset value), versus a dip of 0.01% for the MSCI Emerging Markets Index.

From the period’s onset, emerging market equities experienced turbulence, initially declining almost 20% from the November 2015 peak levels to the January low. The Fund provided some resilience and held up relatively better than the index during the significant sell-off due to our risk-management process and a wider investable opportunity set.

In a rapid turn, emerging markets rallied sharply in February and March and finished the period over 20% above the recent January low. Investors responded positively to signs of stabilization in commodity prices, a decline in the U.S. dollar, and a more dovish stance on interest rates from the Federal Reserve. The Fund returns experienced less volatility but trailed the index during this relatively lower-quality, beta-driven equity rally.

Since its inception on August 15, 2008, the Fund gained 2.75% on an annualized basis (Class A shares at net asset value) versus 0.80% for the MSCI Emerging Markets Index.

What factors influenced performance?

In addition to being underweight lower-quality, beta-driven equities, which led the market short-term but we think offer lower-growth prospects over time, the following factors influenced the Fund’s performance.

Relative to the MSCI Emerging Markets Index, our overweight to and selection in consumer staples aided performance. Specifically, holdings in the personal products and packaged foods industries performed well by virtue of higher-quality, stable-growth characteristics. Within the sector, we continue to be opportunistic and own a combination of emerging market companies in addition to diversified multinationals operating in a variety of categories. We believe our holdings deliver both unit volume increases and earnings growth that is attractive given the sluggish global growth environment.

Our selection in the utilities sector also added value while the underweight position hampered results. Specifically, holdings in the electric utilities industry outperformed those of the index. The portfolio holds a small weight in the sector based on our concerns regarding its perceived low-growth potential, highly regulated operations, and lesser returns on invested capital.

The Fund’s underweight to and selection in energy hindered results. Holdings in the integrated oil and gas industry flagged as index companies with lower-quality, higher-leverage attributes rallied. We continue to take a cautious and patient tact toward the energy sector as reflected by an underweight position. Global oversupply and a strong dollar have pressured oil prices, though we have seen signs of stabilization. We will continue to be highly selective, choosing companies that we believe offer better-quality balance sheets, attractive production profiles, and the potential for earnings improvement.

OVERVIEW

The fund globally invests in growth companies, emphasizing businesses with revenue streams derived within or from emerging markets. The fund is designed to actively manage risk over a full market cycle.

KEY FEATURES

¡	Active risk management aims to generate alpha with less downside risk than the benchmark and peers

¡	Stresses strong or accelerated earnings growth and solid returns on invested capital

¡	Targets well-positioned global growth companies that may benefit from long-term secular themes in emerging markets such as the rise of the emerging-market consumer

PORTFOLIO FIT

Given its focus on risk management, the fund can serve as a long-term emerging market allocation.

FUND NASDAQ SYMBOLS
A Shares	CNWGX
B Shares	CNWZX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120

www.calamos.com	27

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS
Information Technology	25.2%
Consumer Discretionary	18.2
Consumer Staples	15.2
Financials	14.5
Industrials	8.1
Health Care	5.0
Energy	4.5
Telecommunication Services	3.8
Materials	3.1
Utilities	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Our underweight to materials also challenged performance, while selection contributed. We are cautious in this area because declining global demand may cause oversupply and lower prices.

How is the Fund positioned?

We are highly selective in emerging markets. We have positioned the Fund toward commodity-consumers and economies benefiting from positive economic and fiscal reforms. We favor investments in India, the Philippines, Mexico, and select Chinese opportunities that we believe are benefiting from exposure to economic reforms and more positive growth conditions. We remain underweight to the most commodity-intensive economies, including Russia, Brazil, South Africa and Malaysia as we view recent rallies in these markets as lower-quality in nature.

From a sector perspective, the Fund is overweight information technology, consumer discretionary and consumer staples, while we are underweight commodity-intensive areas including energy and materials. In addition, the Fund holds lower weights in financials and utilities.

We added selectively to the materials and energy sectors, though we remain underweight overall. We have seen signs of price stabilization, though generally weak fundamentals and low global growth temper our enthusiasm. We reduced the weight in financials during the period, reflecting mainly security-specific rationale and some slowdown in domestic-demand.

From a bottom-up perspective, we favor companies that we believe offer strong balance sheets and high or increasing returns on invested capital, which directly reflect their competitive positioning and capital efficiency. In line with our process, we emphasize companies benefiting from secular themes that could provide a tailwind for potential growth.

What closing thoughts do you have for Fund shareholders?

Our approach to emerging markets remains highly selective. We are incrementally becoming more positive as we have seen signs of stabilization in currencies and commodities, in addition to improving economic data and capital inflows. For example, we have a positive-yet-discerning view of China as we have seen improvement in key guideposts, including purchasing data and export volumes. In recent months, monetary policy has become more accommodative, additional infrastructure stimulus has been announced, and fiscal stimulus has been targeted to support key industries. Generally, we see more positive conditions in consumption-led portions of the economy versus industrial demand.

With respect to commodities, several emerging market economies face significant headwinds from low prices, while many other markets may benefit from this trend by virtue of reduced input costs and increased policy flexibility. We remain underweight key commodity-producing economies. While Russia and Brazil benefited from the commodity super-cycle, they may be unable to implement the policies necessary to support more sustainable growth. Although lower-quality, cyclical investments led the first quarter rally, we expect companies with stronger balance sheets, higher returns on invested capital, and growing markets to regain leadership over time. Ultimately, we believe there will be a broader dispersion of returns among countries, which we believe will benefit our active and risk-aware investment approach in emerging markets.

28	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	-3.39%	-15.71%	-3.59%	2.75%
With Sales Charge	-7.95	-19.70	-4.52	2.10
Class B Shares – Inception 8/15/08
Without Sales Charge	-3.70	-16.31	-4.31	1.99
With Sales Charge	-8.52	-20.49	-4.69	1.99
Class C Shares – Inception 8/15/08
Without Sales Charge	-3.79	-16.38	-4.32	1.99
With Sales Charge	-4.75	-17.22	-4.32	1.99
Class I Shares – Inception 8/15/08	-3.24	-15.45	-3.35	3.01
Class R Shares – Inception 8/15/08	-3.50	-15.90	-3.83	2.49

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.66%; Class B and C shares is 2.41%; Class I shares is 1.41%; Class R shares is 1.91%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	29

Calamos Emerging Market Equity Fund

OVERVIEW

The fund globally invests in growth companies, whose principal activities are in a developing market or are economically tied to a developing market country that we believe offers the best opportunities for growth.

KEY FEATURES

¡	Stresses company fundamentals, including global presence, strong revenue and earnings growth, solid returns on invested capital, and lower debt-to-capital levels

¡	Actively seeks growth opportunities by investing in equities with at least 80% emerging market exposure

¡	Draws upon decades of Calamos experience investing globally through multiple economic, market and credit cycles

PORTFOLIO FIT

This actively managed fund complements emerging-market strategies with a less-pronounced growth orientation, such as those that more closely track the broad EM equity market.

FUND NASDAQ SYMBOLS
A Shares	CEGAX
C Shares	CEGCX
I Shares	CIEIX
R Shares	CEGRX

FUND CUSIP NUMBERS
A Shares	128120789
C Shares	128120771
I Shares	128120763
R Shares	128120755

CALAMOS EMERGING MARKET

EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, Calamos Emerging Market Equity Fund declined 2.74% (Class A shares at net asset value), versus a slight 0.01% dip for the MSCI Emerging Markets Index.

From the period’s onset, emerging market equities experienced turbulence, initially declining almost 20% from the November 2015 peak levels to the January low. The Fund provided some resilience and held up relatively better than the index during the significant sell-off due to the portfolio’s higher-quality, higher-growth fundamental profile.

In a rapid turn, emerging markets rallied sharply in February and March and finished the period over 20% above the recent January low. Investors responded positively to signs of stabilization in commodity prices, a decline in the U.S. dollar, and a more dovish stance on interest rates from the Federal Reserve. The Fund trailed the index during this relatively lower-quality, higher-beta, value-oriented equity rally.

What factors influenced performance?

The Fund was underweight to the most cyclical and volatile stocks, which led the market during the period but have historically offered lower-growth prospects over time. While this hindered performance during the period, we believe that our growth-oriented positioning will more benefit shareholders over time.

Relative to the MSCI Emerging Markets Index, selection in industrials added the most value versus the benchmark. Holdings in the aerospace and defense industry especially outperformed as demand remains high and fundamentals are stronger than many other industrial areas. We hold a relatively even-weight stance in industrials and may add some cyclical names as we expect a potential pickup in demand and export opportunities.

Selection in consumer staples also contributed to performance. Holdings in the personal products and packaged foods industries performed well by virtue of their higher-quality, stable-growth characteristics. Within the sector, we own a combination of emerging market companies in a variety of categories. Our holdings are delivering both unit volume increases and earnings growth owing to their ability to access burgeoning domestic demand.

Our underweight to and selection in materials detracted value. Specifically, holdings in the construction materials industry underperformed those of the index. We are cautious in this area because declining global demand may cause oversupply and lower prices.

Our underweight to and selection in energy hindered performance. Holdings in the integrated oil and gas industry flagged as index companies with lower-quality, higher-leverage characteristics rallied. We continue to take a cautious and patient tact toward the energy sector as reflected by an underweight position. Global oversupply and a

30	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Emerging Market Equity Fund

strong dollar have put downward pressure on oil prices, though we have seen signs of stabilization. We will continue to be highly selective, choosing companies that we believe have better quality balance sheets and the potential for earnings improvement.

How is the Fund positioned?

We are highly selective in emerging markets. We have positioned the Fund toward commodity-consumers and economies benefiting from positive economic and fiscal reforms. We favor investments in India, the Philippines, Mexico, and select Chinese opportunities, which we see benefiting from exposure to economic reforms and more positive growth conditions. We remain underweight the most commodity-intensive economies, including Russia, Brazil, South Africa and Malaysia, as we view recent rallies in these markets as lower-quality in nature.

From a sector perspective, the Fund is overweight information technology, consumer discretionary, consumer staples and health care, while we are underweight commodity-intensive areas including energy and materials. In addition, the Fund holds lower weights in financials, utilities and telecommunication services.

We increased the weight to consumer staples in the period, investing in those businesses that we believe offer more stable growth in domestic demand and earnings potential. We reduced the weight to financials during the period, reflecting mainly security-specific rationale and a slowdown in credit demand.

From a bottom-up perspective, we favor companies with strong balance sheets and high or increasing returns on invested capital, which we believe directly reflect their competitive positioning and capital efficiency. In line with our process, we emphasize companies that we see benefiting from secular themes that provide a tailwind for potential growth.

What closing thoughts do you have for Fund shareholders?

Our approach to emerging markets remains highly selective. We are incrementally becoming more positive as we have seen signs of stabilization in currencies and commodities, in addition to improving economic data and capital inflows. For example, we have a positive yet discerning view of China, as we have seen improvement in key guideposts, including purchasing data and export volumes. In recent months, monetary policy has become more accommodative, additional infrastructure stimulus has been announced, and fiscal stimulus has been targeted to support key industries. Generally, we see more positive conditions in consumption-led portions of the economy versus industrial demand.

With respect to commodities, several emerging market economies face significant headwinds from low prices, while many other markets benefit from this trend by virtue of reduced input costs and increased policy flexibility. We remain underweight key commodity-producing economies. While Russia and Brazil benefited from the commodity super-cycle, we maintain the view that they are now unable to implement the policies necessary to support more sustainable growth. Although the first quarter had a lower-quality, cyclical-led rally, we expect companies with stronger balance sheets, higher return on invested capital, and growing markets to regain leadership over time. Ultimately, we believe there will be a broader dispersion of returns among countries, which will benefit our selective and active stance in emerging markets.

SECTOR WEIGHTINGS
Information Technology	27.7%
Financials	18.9
Consumer Discretionary	13.9
Consumer Staples	13.1
Industrials	7.5
Health Care	5.7
Telecommunication Services	3.8
Energy	3.2
Materials	2.0
Utilities	1.8
Other	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	31

Calamos Emerging Market Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/13) THROUGH 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2013
Without Sales Charge	-2.74%	-18.21%	-8.06%
With Sales Charge	-7.37	-22.10	-9.96
Class C Shares – Inception 12/31/2013
Without Sales Charge	-3.12	-18.88	-8.74
With Sales Charge	-4.09	-19.69	-8.74
Class I Shares – Inception 12/31/2013	-2.62	-18.07	-7.85
Class R Shares – Inception 12/31/2013	-2.86	-18.40	-8.29

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 2.44%; Class C shares is 3.23%; Class I shares is 2.24%; Class R shares is 2.74%. The Fund’s Investment Adviser has contractually agreed to reimburse the Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.75%, 2.50%, 1.50% and 2.00% of average net assets, respectively. This agreement is not terminable by either party.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 12/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

32	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, Calamos Global Equity Fund declined 6.58% (Class A shares at net asset value) versus a 1.47% decrease for the MSCI ACWI Growth Index and 0.74% loss for the MSCI World Index.

Global equities experienced a six-month period with multiple periods of heightened volatility and modest declines in broad global equity indexes overall. Equity prices were impacted by several distinct phases of volatility and rallies prodded along by investor sentiment and frenetic repositioning.

Equities faced relatively steep and rapid losses in early 2016 brought on by concerns relating to slow global growth, depressed commodity prices, and uncertainty over monetary policy. More recently, markets responded positively as the world’s major central banks signaled a renewed commitment to bolster sluggish growth, global economic data showed improvement, and commodity prices recovered from recent lows.

In this challenging environment, the Fund underperformed the index due to trailing security selection and relative sector positioning. Specifically, our emphasis on what we believe are higher-growth and higher-quality businesses was out of step with the market which saw higher-dividend yield, defensive-oriented companies outperform in January’s sharp sell-off followed by a lower-quality, global cyclical rally from February into April 2016.

Since its inception on March 1, 2007, the Fund has returned 5.74% on an annualized basis (Class A shares at net asset value) versus a 4.08% return for the MSCI World Index and a 4.97% return for the MSCI ACWI Growth Index. We believe the Fund’s track record since its inception is a testament to our focus on long-term global investing and adding value over full market cycles.

What factors influenced performance?

In addition to being underweight in defensive, value and dividend-oriented securities, which led the market short-term but offer lower-growth prospects over time, the following factors influenced the Fund’s performance.

The Fund’s overweight to and selection in information technology detracted the most value during the period versus the MSCI ACWI Growth Index. In particular, Fund holdings in the Internet software and services industry trailed those in the index. Despite the disappointing period, we continue to favor the sector overall based on solid earnings growth, cash flow generation, balance sheet quality and large addressable markets. We see strong alignment with our investment themes in the sector, and we believe many current holdings are well positioned to benefit from the global demand for mobility, analytics, and e-commerce among other areas.

Selection in health care also hampered performance, while the modest underweight stance contributed positively as the sector underperformed. In particular, holdings in the pharmaceuticals industry underperformed as higher-growth companies trailed as the market rewarded higher-dividend-yield, more-defensive characteristics. With

OVERVIEW

The fund invests in equities of companies around the globe. We focus on those firms that we believe demonstrate key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

¡	Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors

¡	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and increasing demand for information and entertainment

PORTFOLIO FIT

The fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS
A Shares	CAGEX
B Shares	CBGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443

www.calamos.com	33

Calamos Global Equity Fund

SECTOR WEIGHTINGS
Information Technology	29.1%
Consumer Discretionary	19.4
Health Care	12.8
Financials	11.3
Consumer Staples	10.1
Industrials	9.9
Energy	3.2
Materials	1.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

respect to individual opportunities, we continue to invest in companies that we believe have a strong innovation and pipeline profile, rising return on invested capital, and alignment with our secular themes including advances in biotechnology and genetics and the impact of changing global demographics.

Conversely, the Fund’s selection in the materials sector contributed positively to performance while the underweight position detracted value. Holdings in the gold mining and production industry performed well as demand for gold and company fundamentals improved. We have held an underweight position in the materials sector overall based on our cautious view of global demand trends and commodity prices.

Our modest overweight to energy added value while relative selection lagged. Higher global supply and a strong dollar have pressured oil prices over the past few years, but there have been more recent signs of stabilization and improved performance in the sector. We incrementally added to the Fund weight during the period but will continue to be highly selective, seeking companies that we believe offer better quality balance sheets and the potential for earnings improvement.

From a country perspective, the Fund’s selection in the U.S. and Japan trailed the index while our underweight to Canada also held back returns. The Fund’s strong selection in Germany, China and Italy added the most value.

How is the Fund positioned?

Our regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities, then actively integrates these into investment decision making.

From a regional perspective, we continue to hold an overweight position in Europe, reflecting our view of stabilizing economic data, a still weak euro, and the European Central Bank’s accommodative monetary policy programs. This weight, in addition to an emphasis on companies benefiting from asset reflation and export opportunities, has been a key catalyst of Fund performance.

We remain underweight the U.S. with our exposure primarily focused on secular growth opportunities and companies that are relatively domestically focused in revenue exposure. We are underweight cyclical businesses as we are skeptical of a significant pickup in U.S. economic growth. We continue to favor technology and consumer companies in the U.S. that we believe are delivering innovation and effectively navigating a low-growth environment.

We have a relatively even-weight view in Japan, supported by accommodative policies and effective corporate reforms but also challenged by low growth and a stronger yen. Economic data has been mixed or lower in recent months, but we see a growing universe of companies with improved capital allocation and more shareholder friendly policies. This trend has resulted in increased stock buybacks, dividend increases and capital expenditures. We believe Japan’s market remains reasonably well positioned, although a bottom-up approach is paramount.

We continue to hold a highly selective view in emerging markets, preferring investments in commodity-consuming and pro-growth reform economies. We anticipate continued divergence in the near-term prospects of emerging market economies because of volatility in commodity prices and currencies, political uncertainty, and varying structural reform paths.

34	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

From a sector standpoint, we maintained relatively stable sector weights during the period. We modestly increased weight in consumer staples and materials offset by a small decrease in industrials and health care, driven mainly by security-specific rationale. The largest overweight positions in the Fund are in the information technology and consumer discretionary sectors, while the key underweights are in financials, materials, telecom services and utilities.

What closing thoughts do you have for Fund shareholders?

We believe the global economy is positioned for moderate growth in 2016. There may be spikes in volatility as geopolitical tensions, elections and central bank policies influence markets. Favorable factors within the U.S. include solid job growth, low interest rates and limited inflationary pressures. Potential risks to the economy include deflation, fiscal policy and onerous regulations that restrain growth. There are signs of improvement in Europe as mixed but hopeful economic data reflects resilience despite persistently low inflation. Japan’s economy remains lackluster, although many bottom-up investment opportunities are benefiting from increased capital efficiency and corporate governance reforms. China’s economic data shows signs of stabilization but also a divergence between relatively weaker industrial numbers versus stronger demand in consumption and services.

Given our outlook for a continued period of muted economic growth, we are favoring quality growth companies over cyclicals. We are emphasizing investments in companies with positive free cash flow generation and stronger balance sheets. From a thematic perspective, we see opportunities in the information technology sector, companies tied to global consumption, and businesses positioned to benefit from improving fundamentals in Europe. We believe our active investment approach and long-term perspective positions us to take advantage of the opportunities in global markets as they arise.

www.calamos.com	35

Calamos Global Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	-6.58%	-7.97%	3.43%	5.74%
With Sales Charge	-11.03	-12.36	2.42	5.18
Class B Shares – Inception 3/1/07
Without Sales Charge	-6.91	-8.67	2.66	5.05
With Sales Charge	-11.47	-13.14	2.34	5.05
Class C Shares – Inception 3/1/07
Without Sales Charge	-6.93	-8.69	2.65	4.95
With Sales Charge	-7.84	-9.59	2.65	4.95
Class I Shares – Inception 3/1/07	-6.48	-7.79	3.69	6.01
Class R Shares – Inception 3/1/07	-6.65	-8.22	3.17	5.48

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.35%; Class B and C shares is 2.10%; Class I shares is 1.10%; Class R shares is 1.60%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

36	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, the Fund decreased 1.14% (Class A shares at net asset value) versus a return of 0.43% for the S&P 500 Index and loss of 3.49% for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

We manage this Fund with the goal of achieving upside equity participation and potential downside protection over full market cycles. Since its inception on September 22, 1988, the Fund returned 10.87% on an annualized basis (Class A shares at net asset value) versus a 10.05% gain for the S&P 500 Index and an 8.98% return for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

Please discuss the Fund’s lower-volatility characteristics?

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.73 (Class A shares) versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

The Fund invests in a combination of stocks, convertible securities and bonds. It offers a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

Equities experienced a steep sell-off that started just prior to the end of 2015 through February 11, 2016. Concerns of falling commodity prices, China’s economic growth and potential currency devaluations, and U.S. earnings fueled recessionary fears and led investors into safe-haven investments and out of higher growth businesses. As modest yet positive economic data was reported, investors switched gears and returned to the equity market with a preference for value, cyclical and higher-dividend stocks. In mid-March, Federal Reserve Chair Janet Yellen told investors that the Fed foresaw two rather than four interest rate hikes and would consider global risks in deciding interest rate moves. After those comments, growth stocks returned to favor for the month, much as they had for most of 2015.

In this environment, the Fund managed to protect assets during the market’s rapid sell-off, outperforming both the equity and convertible indices. During the market’s recovery, the Fund participated well but did not own as many value-oriented and cyclical names that the market favored as U.S. and global recessionary fears abated. Subsequently, the Fund lagged on the upside. Overall, the Fund provided a less-volatile

OVERVIEW

The fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

¡	Leverages more than three decades of research experience combining equities and convertible holdings to provide equity-like participation

¡	Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle

¡	Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics

PORTFOLIO FIT

The fund can provide a long-term core equity allocation with the potential for lower volatility.

FUND NASDAQ SYMBOLS
A Shares	CVTRX
B Shares	CVTYX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336

www.calamos.com	37

Calamos Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	20.0%
Consumer Discretionary	17.9
Financials	14.4
Health Care	13.5
Industrials	10.1
Consumer Staples	9.2
Energy	5.8
Utilities	2.4
Materials	0.9
Telecommunication Services	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

path for investors while participating in the equity markets. In essence, it performed well relative to the equity and convertible market indexes.

In terms of economic sectors, selection in the consumer discretionary and information technology sectors contributed most to performance versus the S&P 500 Index during the six-month period. In particular, selection in home improvement retail, catalog retail as well as houseware and specialties added the most value through both stocks and convertibles. We believe the consumer to be in overall good health, but we are selective in the sector. In the information technology sector, semiconductor holdings added value.

Conversely, selection in financials and consumer staples hindered results. Multi-line insurance and property and casualty insurance holdings lagged within the financials sector, while hypermarkets and super centers detracted among consumer staples. Our use of convertibles in the sector to manage risk provided positive results but lagged the underlying stocks. We appreciate the consistency and stability of consumer staples, but we have been wary of the higher valuations the market has placed on the sector because of perceived safety.

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

38	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

Please describe the Fund’s participation in up and down markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total-return-oriented investment that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term trends. In the chart above, you can see how the Fund performed through distinct market periods. In the five major market periods shown, the Fund has generally participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Fund positioned?

The portfolio’s largest weightings are found within the information technology, consumer discretionary, health care and financials sectors. Our positioning reflects a cautious but positive long-term outlook and we are mindful of risk and valuations. Regardless of the sector, we seek to identify companies with sustainable competitive advantages, accelerating fundamentals, growth potential uncaptured by current analysts’ estimates, and identifiable catalysts. Among the themes we expect will drive growth are productivity enhancements, demographic shifts, data digitalization and security, advancements in biotechnology and genomics, and global infrastructure build-out. We remain cognizant of valuations within the portfolio and have reduced exposure to more expensive names when given the opportunity.

While we have been active in many sectors, absolute and relative changes to the portfolio have been moderate. Among selected changes in the period, we reduced the weight to financials as the path of interest rates, as indicated by Chair Yellen of the Federal Reserve, appears to be lower for longer. We increased the consumer discretionary weight based on our positive view of personal income and consumption. We have been monitoring consumer names for opportunities to add to the portfolio during market volatility.

What closing thoughts do you have for Fund shareholders?

We believe the U.S. market will have modestly positive returns and may represent a compelling equity market in a low-return world. We do not foresee a recession in the U.S., but trends in housing and employment point to a slow-growth economy. The market may remain volatile and may be impacted by news from the Federal Reserve as to the path of potential interest rate moves and indications of strong, self-sustaining economic expansion. Growth may remain scarce, so we believe investors may be willing to pay for those businesses that can offer superior growth. Given the market’s volatile episodes, we expect to be a bit more cautious of valuations as higher-valued stocks may have a greater potential for sell-offs when volatility returns. We believe our flexibility to utilize convertibles and equities underscores the Fund’s ability to help manage risk in this environment.

www.calamos.com	39

Calamos Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 4/30/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

40	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	-1.14%	0.22%	4.62%	5.06%
With Sales Charge	-5.83	-4.54	3.61	4.55
Class B Shares – Inception 9/11/00
Without Sales Charge	-1.55	-0.60	4.06	4.53
With Sales Charge	-6.27	-5.31	3.75	4.53
Class C Shares – Inception 8/5/96
Without Sales Charge	-1.57	-0.61	3.83	4.27
With Sales Charge	-2.51	-1.54	3.83	4.27
Class I Shares – Inception 9/18/97	-1.05	0.45	4.88	5.32
Class R Shares – Inception 3/1/07	-1.24	-0.01	4.37	5.00	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.11%; Class B and C shares is 1.86%; Class I shares is 0.86%; Class R shares is 1.36%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	41

Calamos Global Growth and Income Fund

OVERVIEW

The fund invests primarily in global equity and convertible securities in an attempt to balance risk/reward while providing growth and income.

KEY FEATURES

¡	Combines equity and convertible holdings in order to limit downside risk while potentially capturing upside equity participation

¡	Provides a core holding option that seeks to maintain a consistent risk posture throughout the market cycle

¡	Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods

PORTFOLIO FIT

The fund can provide a long-term, global-equity core allocation with the potential for lower volatility over a full market cycle.

FUND NASDAQ SYMBOLS
A Shares	CVLOX
B Shares	CVLDX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, Calamos Global Growth and Income Fund declined 3.17% (Class A shares at net asset value), versus a 0.65% decrease for the MSCI ACWI Index and 0.74% slip for the MSCI World Index.

Equities faced relatively steep and rapid losses in early 2016 brought on by concerns relating to slow global growth, depressed commodity prices, and uncertainty over monetary policy. More recently, markets responded more positively as the world’s major central banks signaled renewed commitment to bolster sluggish growth, global economic data showed improvement, and commodity prices recovered from recent lows.

In this challenging environment, the Fund experienced less volatility but underperformed the index. The Fund provided some resilience and held up relatively better than the index during the significant sell-off in January and February but trailed the upside rally in global equities over the final couple months of the period. Specifically, our emphasis on higher-growth and higher-quality businesses was out of step with the market which saw a lower-quality, global cyclical rally from February into April 2016.

Since its inception on September 9, 1996, the Fund returned 7.69% on an annualized basis (Class A shares at net asset value) and outperformed the MSCI ACWI Index return of 6.33% and the MSCI World Index return of 6.45%. The Fund delivered this outperformance with less volatility as discussed below.

Please discuss the Fund’s lower-volatility characteristics?

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style, which focuses on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a Fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.70 (Class A shares) versus the MSCI ACWI Index. The Fund has therefore outperformed the broader equity market, as measured by the MSCI ACWI Index, with almost 30% less volatility. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

The Fund’s security selection in industrials detracted the most value from performance versus the MSCI ACWI Index. Holdings in the construction and engineering industry and industrial conglomerates underperformed as spending in capital goods and heavy industry continued to come under pressure. We continue to evaluate these areas and may add select cyclical opportunities as we expect a potential pickup in demand and export opportunities.

42	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

Our underweight to and selection in consumer staples also hindered results. Specifically, holdings in the distillers and packaged foods industries trailed because of slowing volume growth and multinational revenue given a challenging and volatile currency environment. Despite the setback this period, we believe strongly that we own high-quality consumer staples businesses with excellent long-term growth potential in multiple consumer categories.

Our underweight to and selection in the financials sector added the most value. In particular, holdings in the asset management and custody banks industry outperformed because of relatively stronger fundamentals and a more predictable revenue stream. We have a selective view of opportunities in financials and maintain an underweight to the sector overall. Specifically, we take an underweight stance toward banks.

Selection in the consumer discretionary sector also contributed. Holdings in the apparel and accessories as well as apparel retail industries outperformed. We have an overweight to the sector and own companies in growing categories and across a number of industries including Internet retail, cable and satellite, apparel and textiles, and autos.

SECTOR WEIGHTINGS
Information Technology	22.9%
Consumer Discretionary	20.0
Financials	13.0
Industrials	12.9
Health Care	11.8
Consumer Staples	7.7
Energy	5.2
Materials	3.6
Utilities	1.2
Telecommunication Services	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

MANAGING RISK OVER MARKET CYCLES

The Global Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when global markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 9/1/96, since comparative index data is available only for full monthly periods.

www.calamos.com	43

Calamos Global Growth and Income Fund

From a geographic perspective, our selection in the U.S. trailed as many secular growth names performed reasonably well but not up to expectations. Also, the underweight to Canada also held back returns. Selection in China and Japan added value.

How is the Fund positioned?

Our regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team continually evaluates macroeconomic factors and growth opportunities, then actively integrates these into investment decision making.

From a regional perspective, we hold a significant weight in Europe, reflecting our view of stabilizing economic data, a still weak euro, and the European Central Bank’s accommodative monetary policy programs. This weight, in addition to an emphasis on companies benefiting from asset reflation and export opportunities, has been a key catalyst of Fund performance.

We hold a large but moderately underweight position in the U.S., with our exposure primarily focused on secular growth opportunities and companies that are relatively domestically focused in revenue exposure. We are underweight cyclical businesses as we are skeptical of a significant pickup in U.S. economic growth. We continue to favor technology and consumer companies in the U.S. that are delivering innovation and effectively navigating a low-growth environment.

We have a relatively even-weight view in Japan, supported by accommodative policies and effective corporate reforms but also challenged by low growth and a stronger yen. Economic data has been mixed to lower in recent months, but we see a growing universe of companies with improved capital allocation and more shareholder friendly policies. This trend has resulted in increased stock buybacks, dividend increases and capital expenditures. We believe Japan’s market remains reasonably well positioned, although a bottom-up approach is paramount.

We are highly selective in emerging markets, preferring investments in commodity-consuming and pro-growth reform economies. We anticipate continued divergence in the near-term prospects of emerging market countries because of volatility in commodity prices and currencies, political uncertainty, and varying structural reform paths.

From a sector standpoint, we made moderate adjustments to sector weights during the period. We modestly increased the weight to consumer sectors and materials and lowered the weight to information technology, driven by bottom-up rationale. The largest overweight positions reside in the information technology and consumer discretionary sectors, while underweights are found in financials, telecommunication services and utilities.

What closing thoughts do you have for Fund shareholders?

We believe the global economy is positioned for moderate growth in 2016. There may be spikes in volatility as geopolitical tensions, elections and central bank policies influence markets. Favorable factors within the U.S. include solid job growth, low interest rates and limited inflationary pressures. Potential risks to the economy include deflation, fiscal policy and onerous regulations that restrain growth. There are signs of improvement in Europe as mixed but hopeful economic data reflects resilience despite

44	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

persistently low inflation. We believe Japan’s economy remains lackluster, although many bottom-up investment opportunities are benefiting from increased capital efficiency and corporate governance reforms. China’s economic data shows signs of stabilization but also a divergence between relatively weaker industrial numbers versus stronger demand in consumption and services.

Given our outlook for a continued period of muted economic growth, we are favoring quality growth companies over cyclicals. We are emphasizing investments in companies with positive free cash flow generation and stronger balance sheets. From a thematic perspective, we see opportunities in the information technology sector, companies tied to global consumption, and businesses positioned to benefit from improving Fundamentals in Europe. We believe our active, risk-managed investment approach positions us to take advantage of potential volatility and opportunities in global equities and convertible securities.

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 4/30/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	45

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	-3.17%	-5.69%	2.08%	3.70%
With Sales Charge	-7.77	-10.15	1.09	3.20
Class B Shares – Inception 9/11/00
Without Sales Charge	-3.48	-6.37	1.33	3.07
With Sales Charge	-8.24	-10.99	1.05	3.07
Class C Shares – Inception 9/24/96
Without Sales Charge	-3.48	-6.34	1.33	2.93
With Sales Charge	-4.44	-7.26	1.33	2.93
Class I Shares – Inception 9/18/97	-2.99	-5.34	2.35	3.96
Class R Shares – Inception 3/1/07	-3.33	-5.87	1.84	3.08	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.49%; Class B and C shares is 2.24%; Class I shares is 1.24%; Class R shares is 1.74%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

46	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, the Fund had a loss of 3.39% (Class A shares at net asset value) versus the BofA Merrill Lynch All U.S. Convertibles Index decrease of 2.88%. For the same period the Value Line Convertible Index declined 2.51% and the S&P 500 Index gained 0.43%.

The six-month period had significant bouts of volatility as investors grappled with a myriad of concerns including commodity-price and U.S. dollar volatility, U.S. recessionary fears, and central bank monetary policy shifts. The convertible market was not immune to these pressures, which also affected equities. Further, because small cap and mid cap growth stocks are well represented within the convertible index, the convertible market shared in the added headwinds that these securities encountered.

Since its inception on June 21, 1985, the Fund returned 8.76% on an annualized basis (Class A shares at net asset value), compared with a gain of 8.27% for the Value Line Convertible Index and 10.56% for the S&P 500 Index.

Please discuss the Fund’s lower-volatility characteristics.

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and we focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus a market index, which is assigned a beta of 1.0. A fund with half the volatility of the benchmark index has a beta of 0.5, while a fund with a beta of 2.0 is twice as volatile as the market. Since its inception, the Fund had a beta of 0.63 (Class A shares) versus the S&P 500 Index. The Fund has therefore provided comparable performance to the broader equity market, as measured by the S&P 500 Index, with less volatility. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

While the Fund slightly trailed the convertible benchmarks during the period, our goal in this Fund is to manage the hybrid characteristics of convertibles with more upside equity participation than downside over full market cycles. We believe our approach is well positioned for the environment we expect, one of both opportunity and volatility, over the long-run.

From an economic sector perspective, selection in information technology lagged as holdings in Internet software and services, systems software, and communications equipment underperformed versus the BofA ML All U.S. Convertibles Index. Our underweight to and selection in the utilities sector also held back the result as the Fund had a lighter allocation to the relatively robust integrated telecommunication services industry.

Selection in the financials sector added value. The Fund benefited from its heavy allocation to the strong performing asset management and custody banks and diversified banks industries as well as its lighter weighting to the underperforming thrifts and mortgage finance industry. Selection in the consumer staples sector also helped, particularly holdings in the packaged foods and meats industry.

OVERVIEW

The fund invests primarily in convertible securities of U.S. companies that are diversified across market sector and credit quality.

KEY FEATURES

¡	Leverages more than three decades of research and experience in convertible security investing

¡	Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets

¡	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

PORTFOLIO FIT

When used in conjunction with an equity allocation, the fund offers a way potentially to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS
A Shares	CCVIX
B Shares	CALBX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369

www.calamos.com	47

Calamos Convertible Fund

SECTOR WEIGHTINGS
Information Technology	30.5%
Health Care	19.3
Consumer Discretionary	17.9
Financials	17.0
Energy	4.2
Utilities	2.4
Telecommunication Services	2.2
Industrials	2.0
Consumer Staples	1.7
Materials	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Please describe the Fund’s participation in up and down markets since its inception.

Convertible securities combine characteristics of stocks and fixed income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining equity markets. There are a variety of ways to express up-market and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term up and down market trends. In the chart above, you can see how the Convertible Fund performed compared to the U.S. equity market through distinct market periods over the past 20 years. In the five major market periods shown, we believe that the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

MANAGING RISK OVER MARKET CYCLES

Over the last 20 years, the Convertible Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

48	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

How is the Fund positioned?

Our positioning in the U.S. convertible market is cautious but not defensive. We are finding exciting opportunities in information technology where innovation is generating growth in social media, mobile, security, cloud computing, Internet of things, and data center disruption. We think that each of these trends has a long runway of growth.

We have a positive view of the consumer discretionary sector where electric car innovation is disrupting the traditional auto market while the U.S. consumer stands to benefit from higher wages, lower unemployment, lower fuel prices, and an improving housing market. We think that employment and wage gains, stock market and home-value appreciation, and lower energy prices will contribute to increased consumer spending throughout the year.

We are more selective in health care, which faces political pressure during an election year because of escalating drug prices and the negative overtones of tax-inversion acquisitions. In this area, our investments are centered on long-term secular themes such as Medicaid expansion, home health trends, and personalized medicine and genome sequencing.

Although we’ve been cautious on the cyclical sectors (energy, materials and industrials) for the last year as fundamentals had been weak, we have opportunistically added at the margin. We have seen improvements in long-term valuations and fundamentals, such as lower oil rig counts and decreased capital spending that can benefit commodity prices.

As we expect continued bouts of volatility, we are focused on convertibles with balanced risk/reward profiles that participate in rallies and may help to limit losses when equities fall. With more credit-sensitive convertibles, we favor higher-quality balance sheets and companies that we believe can improve their credit profiles. With more equity-sensitive convertibles, we are highly mindful of valuations. In this low-growth environment we’re experiencing, companies with strong balance sheets that generate above-average organic growth have typically been rewarded by investors. Given the volatility that mid cap growth issuers have experienced, we continue to evaluate available opportunities to align the Fund more closely with the attributes of the broader equity market.

Do you have any closing thoughts for shareholders?

We believe that the U.S. economy will maintain its slow growth and markets will advance, though amid volatility—which plays to the strengths of convertibles. We see volatility coming from a variety of sources including presidential politics, the U.K.’s vote on whether to withdraw from the European Union, and continued speculation regarding global central banking policies.

In our view, interest rates are likely to continue to rise, albeit at a slower rate than previously expected, and convertible bonds historically have performed well when rates have risen. We are investing with an eye to risk management because of the potential for volatile markets. We believe that relative to stocks and traditional fixed income securities, convertibles can provide unique advantages in volatile markets as long-term investors may potentially benefit from narrowing spreads, a rebound in convertibles’ underlying equities, and improving convertible valuations.

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Calamos Convertible Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 4/30/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

50	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	-3.39%	-8.05%	2.24%	4.17%
With Sales Charge	-8.00	-12.44	1.25	3.67
Class B Shares – Inception 9/11/00
Without Sales Charge	-3.71	-8.68	1.48	3.55
With Sales Charge	-8.41	-13.09	1.18	3.55
Class C Shares – Inception 7/5/96
Without Sales Charge	-3.73	-8.71	1.47	3.39
With Sales Charge	-4.66	-9.58	1.47	3.39
Class I Shares – Inception 6/25/97	-3.18	-7.77	2.51	4.44
Class R Shares – Inception 3/1/07	-3.45	-8.23	1.99	3.91	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.13%; Class B and C shares is 1.88%; Class I shares is 0.88%; Class R shares is 1.38%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The BofA Merrill Lynch All U.S. Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	51

Calamos Global Convertible Fund

OVERVIEW

The fund invests in global convertible securities. It strives to balance risk/reward, while providing growth and income.

KEY FEATURES

¡	Provides broadly diversified exposure to the global convertible bond universe

¡	Leverages more than 30 years of research in convertible security investing

¡	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

¡	Blends global investment themes and fundamental research via active management

PORTFOLIO FIT

Consisting of convertible securities that can participate in upside equity movements with potentially limited downside exposure, the fund can provide a means to manage risk in conjunction with an equity allocation. The fund can also serve a role within a fixed income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS
A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX
R Shares	CRGCX

FUND CUSIP NUMBERS
A Shares	128120748
C Shares	128120730
I Shares	128120722
R Shares	128120714

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, the Fund had a loss of 1.39% (Class A shares at net asset value) versus the BofA Merrill Lynch Global 300 Convertible Index return of 0.83%. Since its inception on December 31, 2014, the Fund declined 1.04% versus a 2.49% gain by the index.

The benchmark BofA Merrill Lynch Global 300 Convertible Index was led by the strong performance of convertibles with the greatest equity sensitivity. We have been significantly underweight to these convertibles relative to the index as they do not offer downside protection when their underlying equities retreat.

What factors influenced performance?

During the period, we witnessed significant bouts of volatility as investors grappled with a myriad of concerns including commodity prices and currency volatility, U.S. recessionary fears and central bank monetary policy shifts. While the Federal Reserve raised interest rates in December, the European Central Bank and Bank of Japan continued their accommodative policies that advanced a stronger U.S. dollar relative to the euro and the yen. The volatile environment hindered the convertible and equities markets.

Our goal in this strategy is to manage the hybrid characteristics of convertibles with more upside equity participation than downside to build wealth for clients over market cycles. In this respect, the Fund was overweight to convertibles displaying these more balanced attributes relative to the index. Within the index, the most equity-sensitive and credit-sensitive names outperformed those with balanced attributes and our overweight allocation to balanced convertibles held back performance versus the benchmark. We continue to believe we are well positioned for the environment we expect, which is one of both opportunity and volatility.

From an economic sector perspective, our overweight to and selection in energy, particularly in the oil and gas exploration and production industry, aided performance versus the BofA Merrill Lynch Global 300 Convertible Index. Our selection in materials also contributed, especially in diversified chemicals, specialty chemicals and construction materials. The Fund was underweight to the most speculative credit tiers, including securities rated CCC and below. This positioning proved beneficial as speculative credits significantly lagged during the period.

Conversely, selection in the automobile manufacturers, apparel accessories and luxury goods, housewares and specialties, and Internet retail industries in the consumer discretionary sector hindered performance. Selection in the health care sector’s pharmaceuticals and health care equipment industries also lagged. Further, selection in the information technology sector trailed, particularly in the semiconductor equipment, Internet software and services, and technology hardware storage and peripherals industries.

On a regional basis, our underweight to and selection in Europe, along with our selection in emerging Europe and South Africa detracted from performance, while selection in the U.S. added value.

52	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund

How is the Fund positioned?

Reflecting our emphasis on growth sectors, the Fund’s largest allocation are found in the financials, information technology, health care, and consumer discretionary sectors. We are becoming more selective in health care, although we have identified issuers that we believe are potential beneficiaries of long-term secular themes. The Fund has its lightest allocations to consumer staples, utilities, materials, energy and telecommunication services. We are cautious of energy, materials and industrials, but we have opportunistically added at the margin when we’ve found attractive valuations and improving fundamentals.

The Fund is allocated heaviest to convertibles displaying attractive risk-reward attributes relative to their underlying common stocks. The Fund is overweight to emerging markets and underweight to Japan versus the benchmark. The Fund also is slightly underweight to Europe and the U.S.

What are your closing thoughts for shareholders?

In a volatile environment where the valuations of many defensive stocks are high, we see pronounced opportunities for global convertibles as a means to pursue lower-volatility equity participation. We remain focused on the more balanced structures within the convertible market, which we believe enables us to protect on a downside equity move yet participate in the upside of a volatile market. We are also favoring higher credit qualities. In this low-growth environment, companies with strong balance sheets that generate above-average organic growth have typically been rewarded by investors.

SECTOR WEIGHTINGS
Financials	24.1%
Information Technology	20.9
Health Care	14.3
Consumer Discretionary	12.5
Industrials	11.1
Energy	3.7
Telecommunication Services	3.6
Materials	2.3
Utilities	1.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	53

Calamos Global Convertible Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	-1.39%	-5.27%	-1.04%
With Sales Charge	-6.11	-9.78	-4.60
Class C Shares – Inception 12/31/2014
Without Sales Charge	-1.87	-6.05	-1.79
With Sales Charge	-2.84	-6.97	-1.79
Class I Shares – Inception 12/31/2014	-1.28	-5.08	-0.75
Class R Shares – Inception 12/31/2014	-1.52	-5.59	-1.29

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 2.31%; Class C shares is 2.89%; Class I shares is 1.80%; Class R shares is 2.93%. The fund’s investment adviser has contractually agreed to reimburse the fund expenses through March 1, 2017, to the extent necessary so that total annual fund operating expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired funds fees and expenses and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.35%, 2.10%, 1.10% and 1.60% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The BofA Merrill Lynch Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

54	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, Calamos Total Return Bond Fund gained 2.73% (Class A shares at net asset value) performing in line with the 2.82% return for the Barclays U.S. Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 4.74% on an annualized basis (Class A shares at net asset value) versus a 4.92% return for the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The portfolio benefited from its overweight to corporate bonds as corporate bonds outperformed within the Barclays U.S. Aggregate Bond Index during the period. The corporate bond component of the index returned 4.34%. Within the Barclays U.S. Credit Index, AA-rated spreads were 12 basis points (bps) tighter, A-rated spreads were 9 bps tighter and BBB-rated spreads were 16 bps tighter.

The portfolio held a shorter duration than the Barclays U.S. Aggregate Bond Index. However, longer-duration names outperformed. During the period, the 10+ year sector returned 7.19% versus the 2.82% overall index return during that period. The 30-Year Treasury saw its yield decline 24 bps to 2.68% while 3-Year and 5-Year Treasury yields fell 13 bps and 24 bps to 0.92% and 1.28%, respectively.

Our allocation to below-investment grade credits hurt performance during the period. The Barclays U.S. High Yield Index returned 2.37%. Within the index, BB credit returned 2.96% and B credit returned 1.37%. Our below-investment grade allocation underperformed largely because of our limited exposure to the energy and metals and mining sectors, which outperformed during the period.

The portfolio was underweight U.S. Treasurys, which proved beneficial as Treasurys lagged within the index. Additionally, the portfolio benefited from its lack of investment in mortgages, which underperformed during the reporting period.

How is the fund positioned?

The Fund’s duration of 5.0 years is shorter than 5.4 years duration of the Barclays U.S. Aggregate Bond Index.

The portfolio is overweight to corporate debt as we see this as the most-attractive segment of the bond market at present. Additionally, we continue to seek opportunities in the high yield market and will adjust our exposure based on fundamentals and valuations.

We continue to be underweight the energy and metals and mining sectors given our concerns regarding continued commodity price volatility.

Within corporate bonds, the portfolio has its heaviest weightings in the financials, consumer discretionary, and information technology sectors. Our lightest positions are found in utilities, materials and consumer staples.

OVERVIEW

The fund invests in a diversified portfolio of fixed income instruments, seeking total return consistent with capital preservation.

KEY FEATURES

¡	Flexible mandate allows us to invest across the fixed income universe with a focus on investment grade credit, high yield credit and U.S. Treasury securities

¡	Dynamic investment process combines rigorous, fundamental credit research with top-down macro views

¡	Employs proprietary high yield research to identify securities with the best potential to migrate to investment-grade status, ahead of ratings agency upgrades

PORTFOLIO FIT

The fund offers broad, diversified exposure to the U.S. investment grade bond market with opportunistic allocation to high yield securities.

FUND NASDAQ SYMBOLS
A Shares	CTRAX
B Shares	CTXBX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260

ASSET ALLOCATION

Corporate Bonds	87.2%
U.S. Government and Agency Securities	10.1
Cash and Receivables/Payables	2.7

Asset allocation is subject to change daily and is calculated as a percentage of net assets.

www.calamos.com	55

Calamos Total Return Bond Fund

Do you have any closing thoughts for shareholders?

We continue to expect that the combination of moderate economic growth and low U.S. Treasury yields will support the corporate bond asset class. The European Central Bank’s purchase program and negative interest rates in many parts of the world may also bolster demand for the asset class as investors seek higher yields. However, volatility in commodity prices, heightened fears of a U.K. exit from the European Union, angst over growth prospects for the Chinese economy, the upcoming U.S. presidential election and lackluster corporate earnings may add volatility to the credit markets. After a rally in January, U.S. rates have remained range bound since early February. While the consensus view is for the range trade to continue, recent commentary from the Federal Reserve makes us wonder if markets are underestimating the willingness of the Fed to hike rates this year, which could put upward pressure on rates. Although our short-duration bias has hurt performance year-to-date, we continue to maintain a cautious outlook. Additionally, we continue to see the best risk-adjusted opportunities in corporate bonds and we’ll opportunistically adjust positioning based on fundamentals and valuations.

56	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/30/07) THROUGH 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	2.73%	2.71%	2.61%	4.74%
With Sales Charge	-1.12	-1.11	1.82	4.29
Class B Shares – Inception 6/27/07
Without Sales Charge	2.26	1.84	1.83	4.04
With Sales Charge	-1.23	-1.60	1.61	4.04
Class C Shares – Inception 6/27/07
Without Sales Charge	2.26	1.84	1.83	3.96
With Sales Charge	1.26	0.86	1.83	3.96
Class I Shares – Inception 6/27/07	2.76	2.86	2.85	5.00
Class R Shares – Inception 6/27/07	2.61	2.45	2.36	4.48

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.12%; Class B and C shares is 1.87%; Class I shares is 0.87%; Class R shares is 1.37%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class B, Class C, Class I and Class R are limited to 0.90%, 1.65%, 1.65%, 0.65% and 1.15% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Duration is useful in measuring a bond fund’s sensitivity to changes in interest rates. The longer the duration, the more a bond fund’s price will fluctuate when interest rates change.

www.calamos.com	57

Calamos High Income Fund

OVERVIEW

The fund invests primarily in a diversified portfolio of U.S. high yield bonds.

KEY FEATURES

¡	Emphasizes total return rather than an exclusive focus on yield; our total-return framework enhances our ability to potentially generate alpha and preserve capital over entire credit cycles

¡	A disciplined process utilizes proprietary credit research to identify securities most likely to migrate to investment grade, ahead of a rating agency upgrade

¡	Multi-faceted risk management includes stress testing under various economic assumptions and avoids securities with a high probability of default and low expected recovery from default losses

PORTFOLIO FIT

The fund can complement investment grade credit exposure, providing attractive income and total return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS
A Shares	CHYDX
B Shares	CAHBX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377

CALAMOS HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, the Fund declined 0.68% (Class A shares at net asset value) versus a gain of 2.34% for the BofA ML BB-B U.S. High Yield Constrained Index and a 1.73% return for the Credit Suisse High Yield Index.

The Fund underperformed versus the BofA ML BB-B U.S. High Yield Constrained Index largely because of our underweight to and selection in the energy sector. The sector lagged early in the reporting period as an oversupply of oil drove prices downward, but after bottoming out in mid-February, oil prices rallied through the end of the reporting period. We were underweight as defaults by energy companies became more likely.

Since its inception on August 2, 1999, the Fund gained 5.91% on an annualized basis (Class A shares at net asset value) versus a 6.47% return for the BofA ML BB-B U.S. High Yield Constrained Index and a 6.93% gain for the Credit Suisse High Yield Index over the same period.

What factors influenced performance?

Beyond the challenges presented by the energy sector discussed above, our selection versus the BofA ML BB-B U.S. High Yield Constrained Index in the telecommunication services sector hindered performance, particularly in the alternative carriers industry. Further, our selection in and underweight to materials also detracted as our light position in the relatively strong-performing diversified metals and mining industry held back results.

Conversely, the Fund benefited to a small extent from selection in financials, namely in diversified real estate, asset management and custody banks, and diversified banks. Further, our selection in information technology contributed, as we were underweight to the lagging semiconductors industry and overweight to the robust electronic components industry versus the BofA ML BB-B U.S. High Yield Constrained Index. Also, our selection in communication equipment outperformed.

How is the fund positioned?

From an economic sector perspective, the Fund’s largest overweight positions are to the consumer discretionary, industrials and health care sectors while its largest underweights are to energy, telecommunication services and utilities. From a credit-quality perspective, the Fund is underweight to the BB credit tier. We believe that the BB tier has the highest amount of risk if interest rates move higher. Similarly, in an effort to reduce to the potential negative effects of future rate increases, we have a slightly lower duration than the benchmark.

In terms of changes during the reporting period, we reduced holdings in energy, consumer staples and telecommunication services. We added to financials, consumer discretionary and industrials.

58	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund

What are your closing thoughts for shareholders?

Following the recent rally in high yield, we are concerned that current prices do not fully reflect the number of defaults that may occur as some issuers face declines in revenue and profits. It is our view that tightening lending standards by the banks and reduced market liquidity also will present challenges. We believe that European easing measures and negative interest rates in many parts of the world will help support demand for the high yield asset class. We believe that periods of volatility will crop up throughout 2016, and returns mainly will come from income rather than price appreciation. We think that strategic and risk-tolerant fixed income investors still will find the yields attractive relative to other fixed income securities. It’s our perspective that security selection will continue to be paramount to the relative success of the Fund as we navigate through 2016’s more challenging credit environment.

SECTOR WEIGHTINGS
Consumer Discretionary	26.0%
Industrials	14.2
Health Care	11.2
Materials	9.7
Financials	8.3
Energy	7.6
Information Technology	7.0
Telecommunication Services	6.7
Consumer Staples	4.5
Utilities	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 4/30/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

www.calamos.com	59

Calamos High Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	-0.68%	-4.56%	3.19%	4.65%
With Sales Charge	-5.39	-9.11	2.18	4.15
Class B Shares – Inception 12/21/00
Without Sales Charge	-1.13	-5.28	2.40	4.03
With Sales Charge	-5.97	-9.83	2.09	4.03
Class C Shares – Inception 12/21/00
Without Sales Charge	-1.13	-5.30	2.40	3.86
With Sales Charge	-2.10	-6.21	2.40	3.86
Class I Shares – Inception 3/1/02	-0.55	-4.32	3.45	4.92
Class R Shares – Inception 3/1/07	-0.92	-4.81	2.90	4.11	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.29%; Class B shares is 2.03%; C shares is 2.04%; Class I shares is 1.04%; Class R shares is 1.54%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The BofA Merrill Lynch BB-B US High Yield Constrained Index tracks the performance of BB and B rated high yield bonds.

The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

60	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, the Fund returned 0.47% (Class A shares at net asset value) versus a 3.18% return for the Barclays U.S. Government/Credit Bond Index and a 0.07% return for the Citigroup 30-Day U.S. Treasury Bill Index.

For both the 10-year and 5-year periods as of April 30, 2016, the Fund’s A share return ranked in the 10th percentile and 11th percentile, respectively, in the Morningstar Market Neutral category peer group.* The Fund is among the first liquid alternative offerings with more than 25 years of history that blends two main strategies, convertible arbitrage and covered call writing. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially versus fixed income securities.

Both strategies utilized in the Fund, convertible arbitrage and covered call writing, contributed positively to performance during a period that included spikes of volatility. Since its inception on September 4, 1990, the Fund gained 6.40% on an annualized basis (Class A shares at net asset value). For the same period, the Barclays U.S. Government/Credit Bond Index gained 6.43% while the Citigroup 30-Day U.S. Treasury Bill Index returned 2.66%.

How did the covered call strategy perform?

In this strategy, we purchase a basket of equities to represent the broad U.S. stock market and sell call options to generate income. We also purchase puts to protect against heavy losses when equities fall. While volatility, on average, was low for the period, it spiked when equities plummeted in January and February of 2016. The covered call writing strategy benefited from the volatility spikes during the period, as we were able to rebalance the portfolio and actively trade options for gains. However, the cost of puts that we purchased was high, which hindered performance. We believe that the high cost of put options reflects investor fears of market downturns, which drives up the price of put options.

How did convertible arbitrage perform?

In the convertible arbitrage strategy, we purchase convertibles bonds and sell short the underlying equities. The strategy also benefited from the volatility spikes during the period when we added value through trading strategies related to convertible arbitrage. As the equity market declined in mid-February, for example, we were able to generate trading profits as we opportunistically adjusted existing hedges while also establishing new ones. The Fund also benefited slightly in December when the Federal Reserve raised short-term interest rates, which allowed us to generate income from cash in our short positions. While widened credit spreads hindered performance, much of this was offset by lower Treasury yields.

*	Data is as of 4/30/16. Morningstar category percentile rating is based on annualized total return for the 10-year and 5-year periods. Calamos Market Neutral Income Fund Class A shares were in the 40th, 25th, 11th, and 10th percentiles of 152, 104, 66 and 33 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Market Neutral category.

OVERVIEW

The fund’s core market strategies include covered call writing and convertible arbitrage, complemented by an opportunistic sleeve. Together, these strategies intend to provide the fund with an enhanced potential for risk-managed returns due to their differing responses to volatility.

KEY FEATURES

¡	One of the first alternative mutual funds capitalizes on more than three decades of experience in the convertible space

¡	Lower correlation with most fixed income benchmarks provides a means to dampen volatility

¡	Risk-management focus blends strategies to achieve the most appropriate risk/reward profile

PORTFOLIO FIT

The fund may provide potential diversification, particularly in a low-interest-rate environment.

FUND NASDAQ SYMBOLS
A Shares	CVSIX
B Shares	CAMNX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351

www.calamos.com	61

Calamos Market Neutral Income Fund

SECTOR WEIGHTINGS
Information Technology	31.2%
Consumer Discretionary	15.4
Health Care	14.8
Financials	11.3
Energy	7.5
Industrials	7.1
Consumer Staples	5.4
Materials	2.2
Telecommunication Services	2.2
Utilities	1.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the fund positioned?

At the end of the reporting period, the Fund had an equal allocation between convertible arbitrage (50%) and covered call writing (50%) as we believe that both strategies have the potential to perform well going forward. We also believe there is an opportunity to take advantage of high put-option prices with option trading strategies.

What are your closing thoughts for shareholders?

We believe that volatility will continue to periodically spike. Political events, speculation regarding potential future Federal Reserve interest rate hikes, and concerns about a slowing global economy are among the factors that we believe may fuel volatility. We are optimistic that this environment can be favorable to the Fund as it seeks to benefit from swings in volatility, whether from trading opportunities in convertible arbitrage or the potential for more income from the sale of call options in the covered call strategy. As the Fund has lower correlations to other asset classes, we believe the Fund can provide stability to a portfolio in this environment. Additionally, it is our view that when used within a fixed income allocation, the Fund has historically provided bond-like returns with bond-like risk without having bond-like interest rate sensitivity.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

62	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	0.47%	0.53%	2.98%	3.19%
With Sales Charge	-4.29	-4.22	1.99	2.68
Class B Shares – Inception 9/11/00
Without Sales Charge	0.12	-0.17	2.21	2.57
With Sales Charge	-4.81	-5.09	1.84	2.57
Class C Shares – Inception 2/16/00
Without Sales Charge	0.16	-0.19	2.22	2.42
With Sales Charge	-0.82	-1.17	2.22	2.42
Class I Shares – Inception 5/10/00	0.60	0.79	3.23	3.45
Class R Shares – Inception 3/1/07	0.34	0.29	2.72	2.64	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 1.23%; Class B and C shares is 1.98%; Class I shares is 0.98%; Class R shares is 1.48%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

^	Since Inception

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	63

Calamos Hedged Equity Income Fund

OVERVIEW

The fund is an alternative strategy that invests in equities and sells options with the aim of achieving the total return of equity markets with lower volatility. It utilizes a covered call strategy, which involves investing in a diversified portfolio of equities while using options to generate income and manage risk.

KEY FEATURES

¡	Draws upon almost a decade of experience in covered call writing and two decades of equity investing

¡	Option-based risk-management strategy attempts to lower the volatility of equity investments

¡	An alternative approach potentially provides upside participation in equity markets while limiting downside exposure

PORTFOLIO FIT

The fund provides an alternative strategy that can generate income and provide equity exposure with potentially lower volatility than equities.

FUND NASDAQ SYMBOLS
A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX
R Shares	CRHEX

FUND CUSIP NUMBERS
A Shares	128120698
C Shares	128120680
I Shares	128120672
R Shares	128120664

CALAMOS HEDGED EQUITY INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, Calamos Hedged Equity Income Fund dipped 0.19% (Class A shares at net asset value) versus the S&P 500 Index gain of 0.43% and the Barclays U.S. Aggregate Bond Index return of 2.82%. Since its inception on December 31, 2014, the Fund gained 0.36% on an annualized basis (Class A shares at net asset value) versus 2.35% for the S&P 500 Index and 2.98% for the Barclays U.S. Aggregate Bond Index.

In this strategy, we utilize covered call writing in which we sell call options for income and buy a basket of equities that represents the broad stock market. The selling prices of call options tend to be higher when volatility is higher. While there were spikes of volatility during the period, especially in February, volatility on average was low, which inhibited performance.

What factors influenced performance?

Volatility, as represented by the CBOE Volatility Index (VIX), ended the period at 15.70 from 15.07 six months earlier, well below the long-term average of about 20. Still, we believe the beginning and end points aren’t representative of some of the spikes in volatility during the period, in particular the high of 28.14 on February 11. While low average volatility inhibited the income we received from selling call options, the Fund benefited from changes in volatility, which allowed us to rebalance the portfolio and actively trade the options for gains.

In this strategy, we also purchase put options that may limit losses when equities fall. However, we found that put options were expensive, especially relative to the price of call options we sell, because of investor fears of equity losses. To illustrate, Credit Suisse Group AG’s “Fear Barometer,” which compares the relative value of call and put options hit a new high in April, according to Bloomberg. We have utilized other hedging tools using put option strategies that we feel may be more effective than straight purchases of put options.

How is the fund positioned?

Option Positioning. The call and put quantities are frequently adjusted to maintain a balanced risk and reward profile. At the end of April, the portfolio was positioned with 60% calls written against the equity basket versus a 39% put hedge. Additionally, the calls sold were roughly at the money with 141 days to expiration, while the puts purchased averaged 3.8% out of the money with 57 days to expiration.

Sector Positioning. At the end of the reporting period, the equity basket was slightly overweight to the information technology and energy sectors. We were slightly underweight to the industrials and consumer discretionary sectors.

Market Cap Positioning. The Fund maintained a heavier weight to larger cap (>$22 billion) holdings versus the S&P 500 Index and lighter weights to small cap ($1 billion to $7 billion) and mid cap (>$7 billion to $22 billion) names.

64	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Income Fund

What closing thoughts do you have for shareholders?

We see elevated levels of volatility in the markets because of election year politics in the U.S., instability in commodity prices, political uncertainty outside the U.S., and concerns about a slowing global economy. We are optimistic that this environment can be favorable for the Fund. The Fund derives benefits from “volatility in volatility,” whether from the rebalancing opportunities higher volatility provides to our option strategies or the potential to receive more income from call options.

SECTOR WEIGHTINGS
Information Technology	20.3%
Financials	15.1
Health Care	14.0
Consumer Discretionary	12.0
Consumer Staples	9.8
Industrials	9.0
Energy	7.5
Utilities	3.4
Telecommunication Services	2.8
Other	4.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	65

Calamos Hedged Equity Income Fund

GROWTH OF $10,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	-0.19%	0.08%	0.36%
With Sales Charge	-4.94	-4.67	-3.25
Class C Shares – Inception 12/31/2014
Without Sales Charge	-0.61	-0.71	-0.39
With Sales Charge	-1.58	-1.69	-0.39
Class I Shares – Inception 12/31/2014	-0.08	0.31	0.61
Class R Shares – Inception 12/31/2014	-0.43	-0.29	0.08

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 3.06%; Class C shares is 3.80%; Class I shares is 2.81%; Class R shares is 3.30%. The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2017, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, Class I and Class R are limited to 1.25%, 2.00%, 1.00% and 1.50% of average net assets, respectively.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The CBOE Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

66	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is your rationale behind launching the Calamos Phineus Long/Short Fund?

Calamos Phineus Long/Short Fund offers our clients access to an institutionally managed global equity portfolio that has outperformed its indexes over its 14-year history by the same portfolio manager. This Fund is an alternative strategy because we are able to generate gains by shorting stocks, where the Fund gains when stocks we short fall, and making traditional long-only investments, where the Fund gains when stocks we buy rise. Given a market environment of sluggish growth, low interest rates and sporadic episodes of high volatility, the Fund offers a compelling alternative in a strategy that has generated returns in excess of the S&P 500 Index and the MSCI World Index with lower volatility.

What is the investment approach?

The Fund primarily invests globally in publicly listed equities of issuers of all market capitalizations that operate in the knowledge-based sectors such as technology, communications and media, as well as financial services and healthcare and other investment companies. The Fund seeks to achieve its investment objective through the use of long and short investing. Long investing generally involves buying a security expecting to profit from an increase in its price. Short investing generally involves selling a security that the Fund does not own, expecting to profit from a decline in its price at a later time.

The Fund pursues a fundamental, global approach that incorporates a blend of top-down and bottom-up considerations. The advantages of its investment process are based upon: 1) a comprehensive assessment of what drives share prices; 2) how companies and industries are analyzed; and 3) the flexible management of style, capitalization and country factors. We believe that flexible asset allocation across the global equity universe, with less emphasis upon the traditional role of benchmarks, provides the potential for excess returns. The approach is primarily derived from its assessment of corporate and economic fundamentals. Equally, the Fund’s strategy allows for all investment styles (for example, growth versus value, small versus large capitalization) to be considered depending upon a company’s business model, prevailing market conditions and the economic cycle.

How has the Fund performed?

For the six-month period ended April 30, 2016, Calamos Phineus Long/Short Fund (and for the period prior to April 5, 2016, of its predecessor fund) declined 5.95% (Class A shares at net asset value) versus the HFRI Equity Hedge Index loss of 1.64%. The MSCI World Index declined 0.74% and the S&P 500 Index rose 0.43% over the period.

During the period, we witnessed an unusual degree of volatility and uncertainty. While the S&P 500 Index went mostly unchanged over this period, most non-U.S. markets suffered notable declines. We believe much of this reflects declining profits in the U.S., concern over the timing of future rate hikes by the Federal Reserve, and a growing awareness of risks in China and the emerging economies. We believe those reasons, combined with the impact of a strong U.S. dollar, have negatively affected the non-U.S. sales and earnings of U.S. companies.

FUND OVERVIEW

The fund seeks strong risk-adjusted and absolute returns across the global equity universe. The fund uses a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

¡	Fundamental global approach blends top-down and bottom-up considerations

¡	Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment

¡	Comprehensive approach assesses stock, industry, style, country and market factors

¡	Knowledge-based industry concentration includes technology, communications, media, financials and health care

PORTFOLIO FIT

The fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or U.S. equity allocation.

FUND NASDAQ SYMBOLS
A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX

FUND CUSIP NUMBERS
A Shares	128120656
C Shares	128120649
I Shares	128120631

www.calamos.com	67

Calamos Phineus Long/Short Fund

SECTOR WEIGHTINGS
Financials	26.6%
Information Technology	8.0
Industrials	6.0
Energy	5.5
Consumer Discretionary	4.9
Other	29.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Since its inception on May 1, 2002 through April 30, 2016, the Fund (and for the period prior to April 5, 2016, of its predecessor fund) returned 11.28% (Class A shares at net asset value) and strongly outperformed both the MSCI World Index and S&P 500 Index, which returned 6.61% and 6.91%, respectively, over the same period.

What factors influenced performance over the period?

Selection in the energy and information technology sectors provided the largest contribution, while long exposure in financials and airlines hindered performance. As of April 30, 2016, notable contributors during the period included long positions in energy, including Gulfport Energy Corp. (1.7%), Exxon Mobil Corp. (1.5%), and TOTAL, SA (1.5%). Selection in information technology also helped through investments in PayPal Holdings, Inc. (2.4%) and Baidu, Inc. (2.8%). Detractors included long positions in financials such as Citigroup, Inc. (3.0%), Morgan Stanley (3.3%) and Bank of America Corp. (3.3%). Our long airline investments in American Airlines Group, Inc. (2.4%) and United Continental Holdings, Inc. (1.9%) also hindered performance.

How is the Fund positioned?

We increased our long exposure, relative to our short exposure, over the period because we believe market participants have an overly negative outlook for the U.S. economy. We think the economy remains on sound footing and we believe the recent fluctuating equity performance represents a typical mid-cycle pause in a long expansion. Lower oil prices and the strong U.S. dollar drove down profits in recent quarters, which contributed to the pervasive mood of uncertainty. We think these impediments will recede this year.

We think another source of market volatility was the timing of the Federal Reserve’s next interest-rate hike. The Federal Reserve said it intends to be gradual with increases to avoid disrupting the U.S. expansion. More recently, the Federal Reserve said that it would incorporate the risks of a global economic slowdown into its decisions. This increases the likelihood that the pace of rate increases will be unhurried. The Fed seems to be saying that it will only raise rates when confident that increases will not lead to a stronger U.S. dollar. This implies that the rate cycle will be highly dependent upon the strength of the global economy.

Early in the six-month period, we added several financial names to the long portfolio because we believe they offer value and timely exposure to renewed economic confidence. Financials will be the main beneficiaries of the inevitable increase in rates as confidence returns to the investment community. The team also added selectively to the major oil companies. We do not expect a significant recovery in oil prices, but company managers are embracing the new price regime. They are increasingly focused on reducing costs and sustaining cash flows to support dividend payouts. There could be substantial upside for oil companies as dividend yields are well above the market average and historical norms.

On the short side, we added new positions in health care and consumer staples. We think the major U.S. drug companies are vulnerable to U.S. presidential politics and the negative impact of market pricing will be greater than generally understood. With the consumer staples stocks, market participants may be overpaying for their defensive characteristics rather than their growth potential, which we believe is limited. We believe that these stocks have become overvalued because of the trauma of the global financial crisis and the misplaced perception that the U.S. economy is unusually fragile.

68	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

What are your closing thoughts for the coming year?

We believe collapsing oil prices, tighter U.S. monetary policy and the uncertain health of the Chinese economy played on the nerves of investors for the first six weeks of 2016. All these concerns have shown distinct improvement since February.

Into spring, investors wondered if we had seen the bottom of the earnings cycle. At the same time, Federal Reserve Chair Janet Yellen promised to go easy for an extended period, or at least until there is more visible strength across the global economy. This would be a favorable mix to be sure: an acceleration of the profit cycle and an easy Fed. A strong global economy would help as well. If the U.S. expansion is sustained through 2018, while Europe and select emerging economies can struggle forward rather than backward, it’s our belief that investors are underestimating the potential for a normalization of economic activity.

All of this supports the bullish case for equities. The world has suffered a series of rolling-debt crises since 2008 and we believe we are approaching the end of this course. If a modicum of healthy growth can emerge, we think the upside for equities is underestimated. This is the scenario we favor. In our view, it is time to focus on what can go right for the global economy and the coming year could be a respectable one for U.S. and European stocks in particular.

www.calamos.com	69

Calamos Phineus Long/Short Fund

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 4/30/16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class C and Class I shares, the performance of which may vary. Source: Morningstar, Inc.

The performance shown for periods prior to April 5, 2016 is the performance of a predecessor investment vehicle (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Fund on April 5, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund (“Phineus”), and Calamos Advisors served as the Predecessor Fund’s investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund’s assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, C and I share expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

70	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 5/1/02
Without Sales Charge	-2.61%	5.12%	10.71%
With Sales Charge	-7.24	4.10	10.18
Class C Shares – Inception 5/1/02
Without Sales Charge	-3.35	4.33	9.89
With Sales Charge	-4.31	4.33	9.89
Class I Shares – Inception 5/1/02	-2.37	5.38	10.99

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

The performance shown for periods prior to April 5, 2016 is the performance of a predecessor investment vehicle (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Fund on April 5, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund (“Phineus”), and Calamos Advisors served as the Predecessor Fund’s investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund’s assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, C and I share expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

As of the prospectus dated 4/5/16, the Fund’s gross expense ratio for Class A shares is 3.65%; Class C shares is 4.40%; Class I shares is 3.40%.

The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through 3/31/18, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary or non-routine expenses, if any) of Class A, Class C and Class I are limited to 2.00%, 2.75% and 1.75% of average net assets, respectively.

The gross expense ratio is inclusive of the 1.25% management fee, short dividend and interest expenses (Class A: 1.12%, Class C: 1.12%, Class I: 1.12%); acquired fund fees, other expenses and 12b-1 fees (Class A: 1.28%, Class C: 2.03%); acquired fund fees and other expenses (Class I: 1.03%).

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

www.calamos.com	71

Calamos Phineus Long/Short Fund

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 4/30/02 since data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The HFRI Equity Hedge Index consists of funds where portfolio managers maintain long and short positions in primarily equity and derivative securities.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

72	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Long/Short Fund

CALAMOS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2016, Calamos Long/Short Fund declined 4.38% (Class A shares at net asset value) versus the HFRI Equity Hedge Index loss of 1.64% and S&P 500 Index return of 0.43%.

The six months under review has witnessed what we believe to be an unusual degree of volatility and uncertainty during the reporting period. While the S&P 500 Index went mostly unchanged over this period, most overseas markets suffered notable declines. We attribute much of this to the profit recession in the U.S., concerns over the timing of future interest rate hikes by the Federal Reserve, and a growing awareness of deflationary risks in China and other emerging economies. These factors, combined with the impact of a strong U.S. dollar, appeared to have negatively affected the foreign sales and earnings of U.S. companies.

The Fund held up well during the market’s rapid sell-off at the beginning of 2016, but, in the rebound, the portfolio lagged the S&P 500 Index as value stocks advanced.

The Fund is an alternative strategy, where we take long positions on individual companies that gain when stocks rise and short positions that gain when stocks fall. We believe the Fund provides an opportunity for consistent performance under various market conditions. Our focus is on fundamental research, a consistent portfolio management process, and a mission to generate attractive risk-adjusted returns for our investors. Commencing on October 6, 2015, a new management team led by Michael Grant assumed portfolio responsibilities for the Fund.

What factors influenced performance over the period?

Relative to the S&P 500 Index, selection in the energy and information technology sectors provided the largest contributions, while long exposure in financials and airlines hindered performance. As of April 30, 2016, notable contributors during the period included long positions in energy, including Gulfport Energy Corp. (2.4%), and TOTAL, SA (2.1%). Selection in information technology also helped through investments in Facebook, Inc. (3.1%), PayPal Holdings, Inc. (2.5%) and Baidu, Inc. (3.1%). Detractors included long positions in financials such as Citigroup, Inc. (3.4%), Morgan Stanley (3.7%) and Bank of America Corp. (3.7%). Our long airline investments in American Airlines Group, Inc. (2.7%) and United Continental Holdings, Inc. (2.1%) also hindered performance.

How is the Fund positioned?

We increased our long exposure, relative to our short exposure, over the period because we believe market participants have an overly negative outlook for the U.S. economy. We believe the economy remains on sound footing and we believe the recent fluctuating equity performance represents a typical mid-cycle pause in a long expansion. Lower oil prices and the strong U.S. dollar drove down profits in recent quarters, which, in our view, contributed to the pervasive mood of uncertainty. We think these impediments will recede this year.

OVERVIEW

This fund invests primarily in U.S. equity securities and is diversified across key sectors.

KEY FEATURES

¡	Fundamental global approach blends top-down and bottom-up considerations

¡	Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment

¡	Comprehensive approach assesses stock, industry, style, country and market factors

¡	Knowledge-based industry concentration includes technology, communications, media, financials and health care

PORTFOLIO FIT

The fund seeks to provide an alternative solution to complement and diversify a long-only portfolio. It has the potential to lower overall portfolio beta and create superior risk-adjusted returns.

FUND NASDAQ SYMBOLS
A Shares	CALSX
C Shares	CCLSX
I Shares	CILSX
R Shares	CRLSX

FUND CUSIP NUMBERS
A Shares	128120607
C Shares	128120706
I Shares	128120805
R Shares	128120888

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Calamos Long/Short Fund

SECTOR WEIGHTINGS
Financials	34.7%
Information Technology	14.1
Consumer Discretionary	12.7
Energy	7.6
Health Care	6.8
Industrials	4.8
Other	5.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Another source of market volatility was the timing of the Federal Reserve’s next interest-rate hike. The Federal Reserve stated its intention to be gradual with increases to avoid disrupting the U.S. expansion. More recently, the Federal Reserve said it would factor the risks of a global economic slowdown into its decisions. This increases the likelihood that the pace of rate increases will be unhurried. Given the Fed’s statements, it is our view that it will only raise rates when confident that rate increases will not lead to a stronger U.S. dollar. Further, we believe this implies that the rate cycle will be highly dependent upon the strength of the global economy.

Early in the six-month period, we added several financial names to the long portfolio because we believe they offer value and timely exposure to renewed economic confidence. Financials will be the main beneficiaries of the inevitable increase in rates as confidence returns to the investment community. We also added selectively to major oil companies. While we do not expect a significant recovery in oil prices, it appears that oil company managers are embracing the new price regime and that they are increasingly focused on reducing costs and sustaining cash flows to support dividend payouts. We believe there could be substantial upside for oil companies as dividend yields are well above the market average and historical norms.

On the short side, we added new positions in health care and consumer staples during the period. We think the major U.S. drug companies are vulnerable to U.S. presidential politics and the negative impact of market pricing will be greater than generally understood. With the consumer staples stocks, we believe market participants may be overpaying for their defensive characteristics rather than their growth potential, which we believe to be limited. We believe that these stocks have become overvalued because of the trauma of the global financial crisis and the misplaced perception that the U.S. economy is unusually fragile.

What are your closing thoughts for the coming year?

Collapsing oil prices, tighter U.S. monetary policy and the uncertain health of the Chinese economy appeared to play on the nerves of investors for the first six weeks of 2016. All these concerns have shown distinct improvement since February.

Into spring, investors appeared to wonder if we had seen the bottom of the earnings cycle. At the same time, Federal Reserve Chair Janet Yellen promised to go easy on future rate hikes for an extended period, or at least until there is more visible strength across the global economy. If our understanding proves correct, we believe that an acceleration of the profit cycle and a dovish Fed, coupled with a strong global economy would be a favorable scenario. If the U.S. expansion is sustained through 2018, while Europe and select emerging economies can struggle forward rather than backward, it’s our belief that investors are underestimating the potential for a normalization of economic activity.

All of this supports our bullish case for equities. The world has suffered a series of rolling-debt crisis since 2008, and it is our view that we are approaching the end of this course. Assuming a modicum of healthy growth can emerge, we believe the upside for equities is underestimated. This is the scenario we favor. In our view, it is time to focus on what can go right for the global economy and the coming year could be a respectable one for U.S. and European stocks in particular.

74	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Long/Short Fund

GROWTH OF $10,000: SINCE INCEPTION (6/3/13) THROUGH 4/30/16

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/16

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/3/2013
Without Sales Charge	-4.38%	-5.62%	1.56%
With Sales Charge	-8.89	-10.09	-0.13
Class C Shares – Inception 6/3/2013
Without Sales Charge	-4.74	-6.34	0.81
With Sales Charge	-5.70	-7.28	0.81
Class I Shares – Inception 6/3/2013	-4.17	-5.32	1.84
Class R Shares – Inception 6/3/2013	-4.40	-5.73	1.37

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

As of the prospectus dated 2/29/16, the Fund’s gross expense ratio for Class A shares is 2.30%; Class C shares is 3.05%; Class I shares is 2.06%; Class R shares is 2.55%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The HFRI Equity Hedge Index consists of funds where portfolio managers maintain long and short positions in primarily equity and derivative securities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	75

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2015 to April 30, 2016, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2015 to April 30, 2016, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

76	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2015 and held through April 30, 2016.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.45	$10.04	$10.04	$5.25	$7.65
Actual – Ending Balance	$936.30	$932.90	$932.90	$937.50	$935.40

Hypothetical Expenses per $1,000*	$6.72	$10.47	$10.47	$5.47	$7.97
Hypothetical – Ending Value	$1,018.20	$1,014.47	$1,014.47	$1,019.44	$1,016.96

Annualized expense ratio	1.34%	2.09%	2.09%	1.09%	1.59%
CALAMOS OPPORTUNISTIC VALUE FUND
Actual Expenses per $1,000*	$5.69	$9.39	$9.38	$4.46	$6.93
Actual – Ending Balance	$990.80	$987.50	$986.50	$991.80	$990.10

Hypothetical Expenses per $1,000*	$5.77	$9.52	$9.52	$4.52	$7.02
Hypothetical – Ending Value	$1,019.14	$1,015.42	$1,015.42	$1,020.39	$1,017.90

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS FOCUS GROWTH FUND
Actual Expenses per $1,000*	$5.56	$9.16	$9.16	$4.35	$6.76
Actual – Ending Balance	$943.40	$940.00	$940.00	$944.30	$942.90

Hypothetical Expenses per $1,000*	$5.77	$9.52	$9.52	$4.52	$7.02
Hypothetical – Ending Value	$1,019.14	$1,015.42	$1,015.42	$1,020.39	$1,017.90

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS DISCOVERY GROWTH FUND
Actual Expenses per $1,000*	$7.13	$10.67	$10.68	$5.95	$8.31
Actual – Ending Balance	$912.00	$907.80	$908.60	$913.40	$910.80

Hypothetical Expenses per $1,000*	$7.52	$11.27	$11.27	$6.27	$8.77
Hypothetical – Ending Value	$1,017.40	$1,013.67	$1,013.67	$1,018.65	$1,016.16

Annualized expense ratio(1)	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$6.68	—	$10.37	$5.44	$7.91
Actual – Ending Balance	$989.80	—	$986.60	$990.70	$987.80

Hypothetical Expenses per $1,000*	$6.77	—	$10.52	$5.52	$8.02
Hypothetical – Ending Value	$1,018.15	—	$1,014.42	$1,019.39	$1,016.91

Annualized expense ratio(1)	1.35%	—	2.10%	1.10%	1.60%
CALAMOS MID CAP GROWTH FUND
Actual Expenses per $1,000*	$5.98	—	$9.55	$4.79	$7.17
Actual – Ending Balance	$924.10	—	$920.70	$925.50	$923.60

Hypothetical Expenses per $1,000*	$6.27	—	$10.02	$5.02	$7.52
Hypothetical – Ending Value	$1,018.65	—	$1,014.92	$1,019.89	$1,017.40

Annualized expense ratio(1)	1.25%	—	2.00%	1.00%	1.50%
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$6.58	$10.19	$10.19	$5.37	$7.78
Actual – Ending Balance	$944.50	$941.60	$941.50	$945.90	$943.50

Hypothetical Expenses per $1,000*	$6.82	$10.57	$10.57	$5.57	$8.07
Hypothetical – Ending Value	$1,018.10	$1,014.37	$1,014.37	$1,019.34	$1,016.86

Annualized expense ratio	1.36%	2.11%	2.11%	1.11%	1.61%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Global Convertible Fund, Total Return Bond Fund, Hedged Equity Income Fund and Phineus Long/Short Fund are adjusted to reflect fee waiver.

www.calamos.com	77

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2015 and held through April 30, 2016.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.02	$11.81	$11.66	$6.80	$9.23
Actual – Ending Balance	$966.10	$963.00	$962.10	$967.60	$965.00

Hypothetical Expenses per $1,000*	$8.22	$12.11	$11.96	$6.97	$9.47
Hypothetical – Ending Value	$1,016.71	$1,012.83	$1,012.98	$1,017.95	$1,015.47

Annualized expense ratio	1.64%	2.42%	2.39%	1.39%	1.89%
CALAMOS EMERGING MARKET EQUITY FUND
Actual Expenses per $1,000*	$8.58	—	$12.24	$7.36	$9.80
Actual – Ending Balance	$972.60	—	$968.80	$973.80	$971.40

Hypothetical Expenses per $1,000*	$8.77	—	$12.51	$7.52	$10.02
Hypothetical – Ending Value	$1,016.16	—	$1,012.43	$1,017.40	$1,014.92

Annualized expense ratio(1)	1.75%	—	2.50%	1.50%	2.00%
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$6.73	$10.32	$10.32	$5.53	$7.93
Actual – Ending Balance	$934.20	$930.90	$930.70	$935.20	$933.50

Hypothetical Expenses per $1,000*	$7.02	$10.77	$10.77	$5.77	$8.27
Hypothetical – Ending Value	$1,017.90	$1,014.17	$1,014.17	$1,019.14	$1,016.66

Annualized expense ratio(1)	1.40%	2.15%	2.15%	1.15%	1.65%
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.44	$9.18	$9.13	$4.20	$6.67
Actual – Ending Balance	$988.60	$984.50	$984.30	$989.50	$987.60

Hypothetical Expenses per $1,000*	$5.52	$9.32	$9.27	$4.27	$6.77
Hypothetical – Ending Value	$1,019.39	$1,015.61	$1,015.66	$1,020.64	$1,018.15

Annualized expense ratio	1.10%	1.86%	1.85%	0.85%	1.35%
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.24	$10.90	$10.90	$6.02	$8.46
Actual – Ending Balance	$968.30	$965.20	$965.20	$970.10	$966.70

Hypothetical Expenses per $1,000*	$7.42	$11.17	$11.17	$6.17	$8.67
Hypothetical – Ending Value	$1,017.50	$1,013.77	$1,013.77	$1,018.75	$1,016.26

Annualized expense ratio	1.48%	2.23%	2.23%	1.23%	1.73%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.67	$9.32	$9.32	$4.45	$6.89
Actual – Ending Balance	$966.10	$962.90	$962.70	$968.20	$965.50

Hypothetical Expenses per $1,000*	$5.82	$9.57	$9.57	$4.57	$7.07
Hypothetical – Ending Value	$1,019.10	$1,015.37	$1,015.37	$1,020.34	$1,017.85

Annualized expense ratio	1.16%	1.91%	1.91%	0.91%	1.41%
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000*	$6.67	—	$10.34	$5.43	$7.90
Actual – Ending Balance	$986.10	—	$981.30	$987.20	$984.80

Hypothetical Expenses per $1,000*	$6.77	—	$10.52	$5.52	$8.02
Hypothetical – Ending Value	$1,018.15	—	$1,014.42	$1,019.39	$1,016.91

Annualized expense ratio(1)	1.35%	—	2.10%	1.10%	1.60%

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Global Convertible Fund, Total Return Bond Fund, Hedged Equity Income Fund and Phineus Long/Short Fund are adjusted to reflect fee waiver.

78	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2015 and held through April 30, 2016.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.54	$8.30	$8.30	$3.28	$5.79
Actual – Ending Balance	$1,027.30	$1,022.60	$1,022.60	$1,027.60	$1,026.10

Hypothetical Expenses per $1,000*	$4.52	$8.27	$8.27	$3.27	$5.77
Hypothetical – Ending Value	$1,020.39	$1,016.66	$1,016.66	$1,021.63	$1,019.14

Annualized expense ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%
CALAMOS HIGH INCOME FUND
Actual Expenses per $1,000*	$6.64	$10.38	$10.38	$5.41	$7.92
Actual – Ending Balance	$993.20	$988.70	$988.70	$994.50	$990.80

Hypothetical Expenses per $1,000*	$6.72	$10.52	$10.52	$5.47	$8.02
Hypothetical – Ending Value	$1,018.20	$1,014.42	$1,014.42	$1,019.44	$1,016.91

Annualized expense ratio	1.34%	2.10%	2.10%	1.09%	1.60%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$5.98	$9.70	$9.70	$4.74	$7.22
Actual – Ending Balance	$1,004.70	$1,001.20	$1,001.60	$1,006.00	$1,003.40

Hypothetical Expenses per $1,000*	$6.02	$9.77	$9.77	$4.77	$7.27
Hypothetical – Ending Value	$1,018.90	$1,015.17	$1,015.17	$1,020.14	$1,017.65

Annualized expense ratio(2)	1.20%	1.95%	1.95%	0.95%	1.45%
CALAMOS HEDGED EQUITY INCOME FUND
Actual Expenses per $1,000*	$6.21	—	$9.92	$4.97	$7.44
Actual – Ending Balance	$998.10	—	$993.90	$999.20	$995.70

Hypothetical Expenses per $1,000*	$6.27	—	$10.02	$5.02	$7.52
Hypothetical – Ending Value	$1,018.65	—	$1,014.92	$1,019.89	$1,017.40

Annualized expense ratio(1)	1.25%	—	2.00%	1.00%	1.50%
CALAMOS PHINEUS LONG/SHORT FUND†
Actual Expenses per $1,000*	$1.47	—	$2.02	$1.34	—
Actual – Ending Balance	$1,049.00	—	$1,049.00	$1,049.00	—

Hypothetical Expenses per $1,000*	$1.44	—	$1.98	$1.31	—
Hypothetical – Ending Value	$1,001.98	—	$1,001.44	$1,002.10	—

Annualized expense ratio(1) (2)	2.10%	—	2.89%	1.92%	—
CALAMOS LONG/SHORT FUND
Actual Expenses per $1,000*	$12.55	—	$16.65	$11.59	$14.25
Actual – Ending Balance	$956.20	—	$952.60	$958.30	$956.00

Hypothetical Expenses per $1,000*	$12.91	—	$17.12	$11.91	$14.64
Hypothetical – Ending Value	$1,012.03	—	$1,007.81	$1,013.03	$1,010.29

Annualized expense ratio(2)	2.58%	—	3.43%	2.38%	2.93%

†	April 5, 2016 (commencement of operations) through April 30, 2016. Expenses for all Fund Classes of the Phineus Long/Short Fund are equal to the Fund’s annualized expense ratio, multiplied by the average account value from inception to period end, multiplied by 25/366.

*	Expenses for all Fund Classes A, B, C, I and R, are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Global Convertible Fund, Total Return Bond Fund, Hedged Equity Income Fund and Phineus Long/Short Fund are adjusted to reflect fee waiver.

(2)	Includes 0.12%, 0.17% and 0.72% related to dividend expense on short positions for Market Neutral Income Fund, Phineus Long/Short Fund and Long/Short Fund, respectively.

www.calamos.com	79

Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (90.9%)
	Consumer Discretionary (20.6%)
69,870	Amazon.com, Inc.#	$46,085,553
638,000	Comcast Corp. - Class A	38,764,880
308,800	Delphi Automotive, PLC	22,736,944
604,000	Dollar General Corp.	49,473,640
1,401,300	Hilton Worldwide Holdings, Inc.	30,898,665
464,100	Home Depot, Inc.	62,138,349
564,230	IMAX Corp.#	18,055,360
382,800	Johnson Controls, Inc.	15,847,920
898,000	Liberty Global, PLC - Class A#	33,881,540
656,900	Lions Gate Entertainment Corp.^	14,583,180
361,600	Norwegian Cruise Line Holdings, Ltd.#	17,678,624
172,600	Signet Jewelers, Ltd.	18,737,456
556,900	Starbucks Corp.	31,314,487
42,500	Tesla Motors, Inc.#^	10,232,300
285,400	Walt Disney Company	29,470,404

		439,899,302

	Consumer Staples (3.8%)
515,690	Mondelez International, Inc. - Class A	22,154,043
460,400	Reynolds American, Inc.	22,835,840
442,900	Walgreens Boots Alliance, Inc.	35,113,112

		80,102,995

	Energy (3.4%)
293,000	Diamondback Energy, Inc.#	25,367,940
187,000	Pioneer Natural Resources Company	31,060,700
193,400	Schlumberger, Ltd.	15,537,756

		71,966,396

	Financials (4.3%)
411,700	E*TRADE Financial Corp.#	10,366,606
384,300	Evercore Partners, Inc. - Class A	19,845,252
118,800	Intercontinental Exchange, Inc.	28,515,564
100,000	Jones Lang LaSalle, Inc.	11,517,000
217,400	Realogy Holdings Corp.#	7,769,876
139,200	SVB Financial Group#	14,515,776

		92,530,074

	Health Care (16.1%)
665,700	AbbVie, Inc.	40,607,700
573,500	Acadia Healthcare Company, Inc.#	36,239,465
170,400	Alexion Pharmaceuticals, Inc.#	23,733,312
97,300	Allergan, PLC#	21,071,288
202,400	Celgene Corp.#	20,930,184
343,200	Centene Corp.#	21,264,672
1,024,400	Envision Healthcare Holdings, Inc.#	23,182,172
393,600	Express Scripts Holding Company#	29,020,128
136,600	HCA Holdings, Inc.#	11,012,692

NUMBER OF SHARES		VALUE
754,900	IMS Health Holdings, Inc.#	$20,110,536
86,800	Jazz Pharmaceuticals, PLC#	13,080,760
159,800	Perrigo Company, PLC	15,447,866
115,000	Shire, PLC^	21,553,300
208,500	VCA, Inc.#	13,129,245
701,400	Zoetis, Inc.	32,986,842

		343,370,162

	Industrials (9.9%)
171,700	Allegion, PLC	11,237,765
1,122,000	CSX Corp.	30,596,940
255,300	Eaton Corp., PLC	16,152,831
84,500	Lennox International, Inc.	11,403,275
164,000	Lockheed Martin Corp.	38,110,320
172,200	Manpowergroup, Inc.	13,264,566
166,200	Raytheon Company	20,999,370
395,800	Southwest Airlines Company	17,656,638
350,800	United Parcel Service, Inc. - Class B	36,858,556
229,100	Waste Connections, Inc.	15,413,848

		211,694,109

	Information Technology (30.3%)
357,400	Accenture, PLC - Class A	40,357,608
204,100	Alphabet, Inc. - Class A#	144,478,308
1,229,200	Apple, Inc.	115,225,208
1,120,700	Applied Materials, Inc.	22,940,729
907,000	Booz Allen Hamilton Holding Corp.	25,005,990
863,700	Corning, Inc.	16,125,279
90,200	CoStar Group, Inc.#	17,797,362
593,400	Facebook, Inc. - Class A#	69,771,972
611,400	FireEye, Inc.#^	10,607,790
668,700	InterXion Holding, NV#	22,655,556
1,195,500	Microsoft Corp.	59,619,585
131,200	NXP Semiconductors, NV#	11,188,736
180,900	Red Hat, Inc.#	13,272,633
525,100	Sabre Corp.	15,201,645
253,300	Salesforce.com, Inc.#	19,200,140
359,500	TE Connectivity, Ltd.	21,383,060
750,200	VeriFone Systems, Inc.#	21,350,692

		646,182,293

	Materials (0.7%)
216,300	Scotts Miracle-Gro Co- Class A	15,309,714

	Telecommunication Services (1.8%)
616,100	T-Mobile USA, Inc.#	24,200,408
530,900	Zayo Group Holdings, Inc.#	13,782,164

		37,982,572

	TOTAL COMMON STOCKS (Cost $1,698,672,086)	1,939,037,617

80	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (9.6%)
204,737,882	Fidelity Prime Money Market Fund - Institutional Class (Cost $204,737,882)	$204,737,882

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.9%)
	Federal Home Loan Bank Discount Notes
8,762,256	0.000%, 06/15/16	8,762,256
7,010,627	0.000%, 05/24/16	7,010,627
5,258,116	0.000%, 05/02/16	5,258,116
8,093,833	Fidelity Prime Money Market Fund - Institutional Class	8,093,833
5,415,895	Goldman Sachs Financial Square Prime Obligations Fund	5,415,895
6,296,134	Morgan Stanley Institutional Liquidity Fund	6,296,134

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $40,836,861)	40,836,861

TOTAL INVESTMENTS (102.4%) (Cost $1,944,246,829)		2,184,612,360

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.9%)		(40,836,861)

LIABILITIES, LESS OTHER ASSETS (-0.4%)		(9,363,365)

NET ASSETS (100.0%)		$2,134,412,134

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	07/21/16	14,039,000	$20,518,077	$(322,667)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

See accompanying Notes to Financial Statements	www.calamos.com	81

Opportunistic Value Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.6%)
	Consumer Discretionary (6.8%)
3,600	Carnival Corp.	$176,580
3,500	Comcast Corp. - Class A	212,660
4,200	Dick’s Sporting Goods, Inc.	194,628
2,700	Foot Locker, Inc.	165,888
22,800	Ford Motor Company	309,168
4,400	GameStop Corp. - Class A^	144,320
12,350	General Motors Company, Inc.	392,730
14,000	Gentex Corp.	224,560
2,600	Genuine Parts Company	249,522
6,300	Goodyear Tire & Rubber Company	182,511
4,500	H&R Block, Inc.	91,080
5,950	Harley-Davidson, Inc.	284,589
4,500	Kohl’s Corp.	199,350
1,200	Lear Corp.	138,156
4,700	Target Corp.	373,650
2,515	Tiffany & Company	179,445
4,980	Time Warner, Inc.	374,197
10,150	Twenty-First Century Fox, Inc.	307,139

		4,200,173

	Consumer Staples (6.2%)
2,300	CVS Health Corp.	231,150
12,750	Mondelez International, Inc. - Class A	547,740
2,730	Philip Morris International, Inc.	267,868
15,150	Procter & Gamble Company	1,213,818
12,200	Wal-Mart Stores, Inc.	815,814
6,215	Walgreens Boots Alliance, Inc.	492,725
8,400	Whole Foods Market, Inc.	244,272

		3,813,387

	Energy (13.0%)
2,850	Apache Corp.	155,040
11,700	Chevron Corp.	1,195,506
8,855	ConocoPhillips	423,180
6,900	CVR Energy, Inc.^	167,532
6,188	Devon Energy Corp.	214,600
5,900	Dril-Quip, Inc.#	382,438
1,500	EOG Resources, Inc.	123,930
25,770	Exxon Mobil Corp.	2,278,068
6,030	FMC Technologies, Inc.#	183,855
15,300	Frank’s International, NV^	254,745
9,350	Halliburton Company	386,249
3,900	Marathon Petroleum Corp.	152,412
6,900	National Oilwell Varco, Inc.	248,676
3,325	Occidental Petroleum Corp.	254,861
5,600	Phillips 66	459,816
7,895	Schlumberger, Ltd.	634,284

NUMBER OF SHARES		VALUE
6,120	Valero Energy Corp.	$360,284
3,815	World Fuel Services Corp.	178,275

		8,053,751

	Financials (27.6%)
7,400	American Express Company	484,182
12,265	American International Group, Inc.	684,632
1,850	AvalonBay Communities, Inc.	327,061
60,500	Bank of America Corp.	880,880
5,540	Bank of Hawaii Corp.	378,991
6,400	Bank of New York Mellon Corp.	257,536
10,461	Berkshire Hathaway, Inc. - Class B#	1,521,866
670	BlackRock, Inc.	238,741
6,805	Brown & Brown, Inc.	238,924
4,150	Capital One Financial Corp.	300,419
1,080	Chubb Corp.	127,289
2,675	Cincinnati Financial Corp.	176,577
24,080	Citigroup, Inc.	1,114,422
1,950	Digital Realty Trust, Inc.	171,561
6,900	Discover Financial Services	388,263
5,135	East West Bancorp, Inc.	192,511
4,100	Equity Residential	279,087
6,125	Franklin Resources, Inc.	228,708
7,900	General Growth Properties, Inc.	221,437
2,045	Goldman Sachs Group, Inc.	335,605
7,800	Hartford Financial Services Group, Inc.	346,164
10,700	Host Hotels & Resorts, Inc.	169,274
870	Intercontinental Exchange, Inc.	208,826
865	Jones Lang LaSalle, Inc.	99,622
24,970	JPMorgan Chase & Company	1,578,104
5,660	Legg Mason, Inc.	181,743
2,240	Marsh & McLennan Companies, Inc.	141,456
8,600	MetLife, Inc.	387,860
4,540	Morgan Stanley	122,852
3,200	Northern Trust Corp.	227,456
4,800	PNC Financial Services Group, Inc.	421,344
6,390	Principal Financial Group, Inc.	272,725
8,340	Progressive Corp.	271,884
5,000	Prologis, Inc.	227,050
22,500	Regions Financial Corp.	211,050
1,785	Signature Bank#	246,027
1,800	SL Green Realty Corp.	189,144
9,790	Unum Group	334,916
11,300	US Bancorp	482,397
2,030	Vornado Realty Trust	194,332
33,050	Wells Fargo & Company	1,651,839
3,000	Welltower, Inc.	208,260
6,605	WR Berkley Corp.	369,880

		17,092,897

82	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
	Health Care (11.9%)
7,385	Abbott Laboratories	$287,277
2,500	Aetna, Inc.	280,675
2,085	Allergan, PLC#	451,528
2,150	Anthem, Inc.	302,655
2,800	Cardinal Health, Inc.	219,688
2,900	Gilead Sciences, Inc.	255,809
14,660	Johnson & Johnson	1,643,093
3,500	MEDNAX, Inc.#	249,515
8,000	Medtronic, PLC	633,200
19,425	Merck & Company, Inc.	1,065,267
47,671	Pfizer, Inc.	1,559,318
1,450	UnitedHealth Group, Inc.	190,936
1,840	Universal Health Services, Inc. - Class B	245,971

		7,384,932

	Industrials (11.4%)
1,300	Boeing Company	175,240
5,350	Crane Company	297,300
9,295	CSX Corp.	253,475
2,850	Cummins, Inc.	333,535
3,600	Dover Corp.	236,520
3,700	Eaton Corp., PLC	234,099
4,280	Emerson Electric Company	233,816
1,700	General Dynamics Corp.	238,884
49,700	General Electric Company	1,528,275
2,135	Hubbell, Inc.	225,798
6,040	ITT Corp.	231,755
4,125	Jacobs Engineering Group, Inc.#	183,893
11,600	JetBlue Airways Corp.#	229,564
3,555	Lincoln Electric Holdings, Inc.	222,792
3,800	Manpowergroup, Inc.	292,714
720	Northrop Grumman Corp.	148,507
1,965	Parker-Hannifin Corp.	227,979
505	Raytheon Company	63,807
3,800	Spirit AeroSystems Holdings Inc - Class A#	179,170
3,125	Stanley Black & Decker, Inc.	349,750
2,400	United Parcel Service, Inc. - Class B	252,168
6,650	United Technologies Corp.	694,060
5,740	Xylem, Inc.	239,817

		7,072,918

	Information Technology (11.6%)
1,950	Accenture, PLC - Class A	220,194
3,350	Analog Devices, Inc.	188,672
2,100	Ansys, Inc.#	190,617
2,796	Apple, Inc.	262,097
11,900	Applied Materials, Inc.	243,593
2,430	Automatic Data Processing, Inc.	214,909

NUMBER OF SHARES		VALUE
37,275	Cisco Systems, Inc.	$1,024,690
1,950	DST Systems, Inc.	235,326
6,700	FLIR Systems, Inc.	202,407
30,230	Intel Corp.	915,364
3,900	International Business Machines Corp.	569,166
7,900	Juniper Networks, Inc.	184,860
2,900	Lam Research Corp.	221,560
14,700	Micron Technology, Inc.#	158,025
19,200	Microsoft Corp.	957,504
4,700	Oracle Corp.	187,342
3,600	Paychex, Inc.	187,632
12,150	QUALCOMM, Inc.	613,818
3,900	Synopsys, Inc.#	185,328
10,200	Teradyne, Inc.	192,882

		7,155,986

	Materials (2.3%)
12,300	Alcoa, Inc.	137,391
2,940	Celanese Corp.	207,858
4,500	Dow Chemical Company	236,745
4,200	E.I. du Pont de Nemours and Company	276,822
14,050	Graphic Packaging Holding Company	186,584
4,125	Mosaic Company	115,459
3,400	Reliance Steel & Aluminum Company	251,498

		1,412,357

	Telecommunication Services (2.3%)
22,500	AT&T, Inc.	873,450
7,800	CenturyLink, Inc.	241,410
5,600	Verizon Communications, Inc.	285,264

		1,400,124

	Utilities (4.5%)
4,000	American Electric Power Company, Inc.	254,000
3,800	Consolidated Edison, Inc.	283,480
2,480	Dominion Resources, Inc.	177,246
4,200	Duke Energy Corp.	330,876
3,400	Edison International	240,414
6,900	Exelon Corp.	242,121
1,940	NextEra Energy, Inc.	228,105
4,200	PG&E Corp.	244,440
3,800	PPL Corp.	143,032
5,450	Public Service Enterprise Group, Inc.	251,408
1,185	Sempra Energy	122,470
5,010	Southern Company	251,001

		2,768,593

	TOTAL COMMON STOCKS (Cost $59,765,069)	60,355,118

See accompanying Notes to Schedule of Investments	www.calamos.com	83

Opportunistic Value Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (2.1%)
1,303,697	Fidelity Prime Money Market Fund - Institutional Class (Cost $1,303,697)	$1,303,697

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.8%)
	Federal Home Loan Bank Discount Notes
104,784	0.000%, 06/15/16	104,784
83,837	0.000%, 05/24/16	83,837
62,879	0.000%, 05/02/16	62,879
96,791	Fidelity Prime Money Market Fund - Institutional Class	96,791
64,766	Goldman Sachs Financial Square Prime Obligations Fund	64,766
75,293	Morgan Stanley Institutional Liquidity Fund	75,293

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $488,350)	488,350

TOTAL INVESTMENTS (100.5%) (Cost $61,557,116)		62,147,165

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.8%)		(488,350)

OTHER ASSETS, LESS LIABILITIES (0.3%)		196,156

NET ASSETS (100.0%)		$61,854,971

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

#	Non-income producing security.

84	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Focus Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (92.9%)
	Consumer Discretionary (20.2%)
15,355	Comcast Corp. - Class A	$932,970
7,600	Delphi Automotive, PLC	559,588
14,900	Dollar General Corp.	1,220,459
36,900	Hilton Worldwide Holdings, Inc.	813,645
18,200	Home Depot, Inc.	2,436,798
30,200	Liberty Global, PLC - Class A#	1,139,446
13,400	Norwegian Cruise Line Holdings, Ltd.#	655,126
13,800	Starbucks Corp.	775,974
1,800	Tesla Motors, Inc.#^	433,368
11,600	Walt Disney Company	1,197,816

		10,165,190

	Consumer Staples (3.9%)
12,700	Mondelez International, Inc. - Class A	545,592
10,850	Reynolds American, Inc.	538,160
11,050	Walgreens Boots Alliance, Inc.	876,044

		1,959,796

	Energy (3.0%)
9,000	Diamondback Energy, Inc.#	779,220
4,550	Pioneer Natural Resources Company	755,755

		1,534,975

	Financials (3.8%)
20,000	E*TRADE Financial Corp.#	503,600
4,400	Intercontinental Exchange, Inc.	1,056,132
3,300	SVB Financial Group#	344,124

		1,903,856

	Health Care (14.8%)
22,100	AbbVie, Inc.	1,348,100
14,400	Acadia Healthcare Company, Inc.#	909,936
5,150	Alexion Pharmaceuticals, Inc.#	717,292
2,300	Allergan, PLC#	498,088
5,050	Celgene Corp.#	522,220
6,650	Centene Corp.#	412,034
9,800	Express Scripts Holding Company#	722,554
3,175	HCA Holdings, Inc.#	255,969
6,000	Perrigo Company, PLC	580,020
3,950	Shire, PLC^	740,309
16,400	Zoetis, Inc.	771,292

		7,477,814

	Industrials (9.0%)
6,000	Eaton Corp., PLC	379,620
4,800	Northrop Grumman Corp.	990,048
3,950	Raytheon Company	499,082
13,555	Southwest Airlines Company	604,689
10,200	United Parcel Service, Inc. - Class B	1,071,714

NUMBER OF SHARES		VALUE
14,400	Waste Connections, Inc.	$968,832

		4,513,985

	Information Technology (35.2%)
13,000	Accenture, PLC - Class A	1,467,960
4,800	Alphabet, Inc. - Class A#	3,397,824
33,050	Apple, Inc.	3,098,107
27,800	Applied Materials, Inc.	569,066
19,250	Booz Allen Hamilton Holding Corp.	530,722
3,430	CoStar Group, Inc.#	676,773
13,950	Facebook, Inc. - Class A#	1,640,241
23,700	FireEye, Inc.#^	411,195
44,425	InterXion Holding, NV#	1,505,119
28,100	Microsoft Corp.	1,401,347
3,100	NXP Semiconductors, NV#	264,368
17,550	Sabre Corp.	508,073
10,600	Salesforce.com, Inc.#	803,480
18,600	Visa, Inc. - Class A	1,436,664

		17,710,939

	Materials (0.7%)
5,100	Scotts Miracle-Gro Co - Class A	360,978

	Telecommunication Services (2.3%)
30,000	T-Mobile USA, Inc.#	1,178,400

	TOTAL COMMON STOCKS (Cost $43,564,930)	46,805,933

SHORT TERM INVESTMENT (7.8%)
3,909,309	Fidelity Prime Money Market Fund - Institutional Class (Cost $3,909,309)	3,909,309

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.7%)
	Federal Home Loan Bank Discount Notes
183,584	0.000%, 06/15/16	183,584
146,884	0.000%, 05/24/16	146,884
110,166	0.000%, 05/02/16	110,166
169,579	Fidelity Prime Money Market Fund - Institutional Class	169,579
113,472	Goldman Sachs Financial Square Prime Obligations Fund	113,472

See accompanying Notes to Schedule of Investments	www.calamos.com	85

Focus Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
131,915	Morgan Stanley Institutional Liquidity Fund	$131,915

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $855,600)	855,600

TOTAL INVESTMENTS (102.4%) (Cost $48,329,839)		51,570,842

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.7%)		(855,600)

LIABILITIES, LESS OTHER ASSETS (-0.7%)		(344,829)

NET ASSETS (100.0%)		$50,370,413

FORWARD FOREIGN CURRENCY CONTRACT

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	07/21/16	482,000	$704,446	$(11,078)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

86	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Discovery Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.1%)
	Consumer Discretionary (18.7%)
3,700	AMC Networks, Inc. - Class A#	$241,351
3,475	Bright Horizons Family Solutions, Inc.#	228,029
6,400	Burlington Stores, Inc.#	364,608
5,400	Cedar Fair, LP	313,578
1,725	Chuy’s Holdings, Inc.#	52,682
8,800	Gentherm, Inc.#	323,312
12,600	IMAX Corp.#	403,200
5,300	Lions Gate Entertainment Corp.	117,660
1,800	Lululemon Athletica, Inc.#	117,990
6,000	Norwegian Cruise Line Holdings, Ltd.#	293,340
2,450	Red Robin Gourmet Burgers, Inc.#	158,907
600	Signet Jewelers, Ltd.	65,136
12,300	Videocon d2h, Ltd.#	95,817
1,925	Williams-Sonoma, Inc.	113,151

		2,888,761

	Energy (3.6%)
3,300	Diamondback Energy, Inc.#	285,714
1,575	Pioneer Natural Resources Company	261,608

		547,322

	Financials (9.0%)
4,600	BankUnited, Inc.	158,700
8,300	Evercore Partners, Inc. - Class A	428,612
1,950	Jones Lang LaSalle, Inc.	224,581
7,600	PrivateBancorp, Inc.	316,236
4,525	Realogy Holdings Corp.#	161,724
1,025	SVB Financial Group#	106,887

		1,396,740

	Health Care (25.1%)
9,600	Acadia Healthcare Company, Inc.#	606,624
5,375	Acorda Therapeutics, Inc.#	138,944
3,050	Amsurg Corp.#	246,989
4,750	Centene Corp.#	294,310
36,100	Cerus Corp.#	225,986
4,300	Emergent Biosolutions, Inc.#	165,636
12,500	Envision Healthcare Holdings, Inc.#	282,875
2,200	Jazz Pharmaceuticals, PLC#	331,540
15,200	NxStage Medical, Inc.#	245,024
6,000	Otonomy, Inc.#	85,560
41,100	Staar Surgical Company#	316,881
3,500	STERIS, PLC	247,345
6,600	VCA, Inc.#	415,602
3,800	Veeva Systems, Inc., Class A#	104,538
5,800	Zeltiq Aesthetics, Inc.#^	173,420

		3,881,274

NUMBER OF SHARES		VALUE
	Industrials (10.0%)
3,300	Allegion, PLC	$215,985
1,500	Dover Corp.	98,550
2,000	Lennox International, Inc.	269,900
1,950	Lincoln Electric Holdings, Inc.	122,207
2,700	Manpowergroup, Inc.	207,981
1,725	Orbital ATK, Inc.	150,075
2,325	United Rentals, Inc.#	155,612
4,900	Waste Connections, Inc.	329,672

		1,549,982

	Information Technology (29.0%)
9,400	Adtran, Inc.	181,608
10,200	Booz Allen Hamilton Holding Corp.	281,214
46,000	Calix, Inc.#	318,780
3,700	CommVault Systems, Inc.#	161,949
1,850	CoStar Group, Inc.#	365,023
7,300	Criteo, SA#	304,337
9,400	FireEye, Inc.#^	163,090
14,700	Gogo, Inc.#^	155,673
19,300	GTT Communications, Inc.#	308,414
1,850	Guidewire Software, Inc.#	105,394
2,770	Harris Corp.	221,628
13,675	InterXion Holding, NV#	463,309
5,100	J2 Global, Inc.	323,952
3,800	NICE-Systems, Ltd.	242,630
4,025	Sabre Corp.	116,524
9,800	SunPower Corp.#^	197,372
9,450	VeriFone Systems, Inc.#	268,947
24,900	Workiva, Inc.#^	296,559

		4,476,403

	Materials (1.3%)
2,850	Scotts Miracle-Gro Company, Class A	201,723

	Telecommunication Services (2.4%)
14,350	Zayo Group Holdings, Inc.#	372,526

	TOTAL COMMON STOCKS (Cost $15,219,256)	15,314,731

SHORT TERM INVESTMENT (1.5%)
233,218	Fidelity Prime Money Market Fund - Institutional Class (Cost $233,218)	233,218

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Discovery Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.7%)
	Federal Home Loan Bank Discount Notes
187,440	0.000%, 06/15/16	$187,440
149,970	0.000%, 05/24/16	149,970
112,481	0.000%, 05/02/16	112,481
173,142	Fidelity Prime Money Market Fund - Institutional Class	173,142
115,856	Goldman Sachs Financial Square Prime Obligations Fund	115,856
134,686	Morgan Stanley Institutional Liquidity Fund	134,686

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $873,575)	873,575

TOTAL INVESTMENTS (106.3%) (Cost $16,326,049)		16,421,524

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.7%)		(873,575)

LIABILITIES, LESS OTHER ASSETS (-0.6%)		(98,429)

NET ASSETS (100.0%)		$15,449,520

NOTE TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

88	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Dividend Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (94.1%)
	Consumer Discretionary (12.8%)
755	Amazon.com, Inc.#	$497,990
5,600	Comcast Corp. - Class A	340,256
9,715	Ford Motor Company	131,735
4,115	General Motors Company, Inc.	130,857
4,970	Home Depot, Inc.	665,433
2,920	McDonald’s Corp.	369,351
4,960	Nike, Inc. - Class B	292,342
4,420	Omnicom Group, Inc.	366,728
130	Priceline Group, Inc.#	174,676
1,205	Royal Caribbean Cruises, Ltd.	93,267
7,200	Starbucks Corp.	404,856
6,150	Target Corp.	488,925
785	Time Warner Cable, Inc.	166,506
1,855	Time Warner, Inc.	139,385
4,000	Walt Disney Company	413,040

		4,675,347

	Consumer Staples (9.5%)
4,450	Altria Group, Inc.	279,059
7,700	Coca-Cola Company	344,960
1,750	Costco Wholesale Corp.	259,228
2,475	CVS Health Corp.	248,738
3,020	Kroger Company	106,878
5,450	Mondelez International, Inc. - Class A	234,132
5,000	PepsiCo, Inc.	514,800
5,385	Philip Morris International, Inc.	528,376
2,870	Procter & Gamble Company	229,944
3,555	Reynolds American, Inc.	176,328
6,915	Walgreens Boots Alliance, Inc.	548,221

		3,470,664

	Energy (5.5%)
3,940	Chevron Corp.	402,589
3,400	ConocoPhillips	162,486
1,770	EOG Resources, Inc.	146,238
8,495	Exxon Mobil Corp.	750,958
1,750	Marathon Petroleum Corp.	68,390
2,100	Phillips 66	172,431
3,865	Schlumberger, Ltd.	310,514

		2,013,606

	Financials (14.6%)
2,025	American Express Company	132,496
5,850	American International Group, Inc.	326,547
4,400	American Tower Corp.	461,472
18,800	Bank of America Corp.	273,728
8,850	Bank of New York Mellon Corp.	356,124

NUMBER OF SHARES		VALUE
9,570	BB&T Corp.	$338,587
3,255	Berkshire Hathaway, Inc. - Class B#	473,537
7,900	Charles Schwab Corp.	224,439
5,715	Citigroup, Inc.	264,490
1,050	Crown Castle International Corp.	91,224
800	Goldman Sachs Group, Inc.	131,288
1,225	Intercontinental Exchange, Inc.	294,037
13,080	JPMorgan Chase & Company	826,656
4,300	MetLife, Inc.	193,930
1,800	Prudential Financial, Inc.	139,752
3,170	State Street Corp.	197,491
800	Travelers Companies, Inc.	87,920
10,790	Wells Fargo & Company~	539,284

		5,353,002

	Health Care (14.7%)
4,850	Abbott Laboratories	188,665
3,200	AbbVie, Inc.	195,200
1,025	Alexion Pharmaceuticals, Inc.#	142,762
630	Allergan, PLC#	136,433
1,400	Amgen, Inc.	221,620
2,300	Anthem, Inc.	323,771
350	Biogen, Inc.#	96,247
3,200	Bristol-Myers Squibb Company	230,976
2,665	Cardinal Health, Inc.	209,096
2,175	Celgene Corp.#	224,917
1,650	Express Scripts Holding Company#	121,654
3,250	Gilead Sciences, Inc.	286,682
480	Illumina, Inc.#	64,795
4,500	Johnson & Johnson~	504,360
760	Laboratory Corp. of America Holdings#	95,243
14,765	Merck & Company, Inc.	809,713
20,550	Pfizer, Inc.	672,190
3,230	Stryker Corp.	352,102
1,020	Thermo Fisher Scientific, Inc.	147,135
1,535	UnitedHealth Group, Inc.	202,129
1,340	Zimmer Biomet Holdings, Inc.	155,132

		5,380,822

	Industrials (9.8%)
880	3M Company	147,294
3,095	Boeing Company	417,206
8,480	CSX Corp.	231,250
3,475	Delta Air Lines, Inc.	144,803
3,300	Eaton Corp., PLC	208,791
20,965	General Electric Company	644,674
4,360	Honeywell International, Inc.	498,217
3,550	Ingersoll-Rand, PLC	232,667
1,605	Lockheed Martin Corp.	372,970

See accompanying Notes to Schedule of Investments	www.calamos.com	89

Dividend Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
1,615	Stanley Black & Decker, Inc.	$180,751
1,600	Union Pacific Corp.	139,568
975	United Parcel Service, Inc. - Class B	102,443
2,700	United Technologies Corp.	281,799

		3,602,433

	Information Technology (18.0%)
1,785	Accenture, PLC - Class A	201,562
175	Alphabet, Inc. - Class A#	123,879
1,002	Alphabet, Inc. - Class C#	694,396
12,100	Apple, Inc.	1,134,254
8,295	Cisco Systems, Inc.	228,030
2,100	Electronic Arts, Inc.#	129,885
5,050	Facebook, Inc. - Class A#	593,779
12,830	Intel Corp.	388,492
1,695	International Business Machines Corp.	247,368
2,400	Lam Research Corp.	183,360
2,900	MasterCard, Inc. - Class A	281,271
17,335	Microsoft Corp.	864,497
3,300	NVIDIA Corp.	117,249
6,000	Oracle Corp.	239,160
2,530	QUALCOMM, Inc.	127,816
1,300	Red Hat, Inc.#	95,381
3,300	Salesforce.com, Inc.#	250,140
3,000	Texas Instruments, Inc.	171,120
4,650	Visa, Inc. - Class A	359,166
3,750	Xilinx, Inc.	161,550

		6,592,355

	Materials (2.1%)
1,700	Avery Dennison Corp.	123,437
5,350	Dow Chemical Company	281,463
4,300	E.I. du Pont de Nemours and Company	283,413
1,200	LyondellBasell Industries, NV - Class A	99,204

		787,517

	Telecommunication Services (3.5%)
9,400	AT&T, Inc.	364,908
18,284	Verizon Communications, Inc.	931,387

		1,296,295

	Utilities (3.6%)
4,400	Dominion Resources, Inc.	314,468
4,000	Duke Energy Corp.	315,120
9,500	Exelon Corp.	333,355
3,100	NextEra Energy, Inc.	364,498

		1,327,441

	TOTAL COMMON STOCKS (Cost $33,430,365)	34,499,482

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (6.0%)
2,197,345	Fidelity Prime Money Market Fund - Institutional Class (Cost $2,197,345)	$2,197,345

TOTAL INVESTMENTS (100.1%) (Cost $35,627,710)		36,696,827

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(40,309)

NET ASSETS (100.0%)		$36,656,518

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $238,969.

90	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Mid Cap Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.3%)
	Consumer Discretionary (24.8%)
2,175	AMC Networks, Inc. - Class A#	$141,875
135	AutoZone, Inc.#	103,306
3,375	Burlington Stores, Inc.#	192,274
950	Delphi Automotive, PLC	69,949
1,675	Dollar General Corp.	137,199
1,750	Gentherm, Inc.#	64,295
6,625	Hilton Worldwide Holdings, Inc.	146,081
3,000	IMAX Corp.#	96,000
3,850	Liberty Global, PLC - Class A#	145,260
2,825	Lions Gate Entertainment Corp.	62,715
725	Lululemon Athletica, Inc.#	47,524
1,700	Norwegian Cruise Line Holdings, Ltd.#	83,113
1,225	Red Robin Gourmet Burgers, Inc.#	79,453
400	Signet Jewelers, Ltd.	43,424
225	Tesla Motors, Inc.#	54,171
1,025	Williams-Sonoma, Inc.	60,250

		1,526,889

	Energy (3.5%)
1,125	Diamondback Energy, Inc.#	97,403
710	Pioneer Natural Resources Company	117,931

		215,334

	Financials (9.3%)
4,100	Evercore Partners, Inc. - Class A	211,724
1,625	Jones Lang LaSalle, Inc.	187,151
1,475	PrivateBancorp, Inc.	61,375
2,025	Realogy Holdings Corp.#	72,373
400	SVB Financial Group#	41,712

		574,335

	Health Care (19.3%)
3,700	Acadia Healthcare Company, Inc.#	233,803
1,625	Amsurg Corp.#	131,592
1,000	Centene Corp.#	61,960
5,500	Envision Healthcare Holdings, Inc.#	124,465
5,600	IMS Health Holdings, Inc.#	149,184
675	Jazz Pharmaceuticals, PLC#	101,722
1,000	Perrigo Company, PLC	96,670
1,025	STERIS, PLC	72,437
1,475	VCA, Inc.#	92,881
2,725	Zoetis, Inc.	128,157

		1,192,871

	Industrials (12.6%)
825	Allegion, PLC	53,996
8,100	CSX Corp.	220,887
400	Lennox International, Inc.	53,980

NUMBER OF SHARES		VALUE
750	Lincoln Electric Holdings, Inc.	$47,003
2,000	Manpowergroup, Inc.	154,060
600	Orbital ATK, Inc.	52,200
1,560	Southwest Airlines Company	69,592
925	United Rentals, Inc.#	61,910
900	Waste Connections, Inc.	60,552

		774,180

	Information Technology (23.9%)
4,150	Adtran, Inc.	80,178
7,650	Booz Allen Hamilton Holding Corp.	210,911
1,100	CommVault Systems, Inc.#	48,147
2,575	Corning, Inc.	48,075
870	CoStar Group, Inc.#	171,660
6,500	FireEye, Inc.#^	112,775
8,200	Gogo, Inc.#^	86,838
5,425	InterXion Holding, NV#	183,799
1,070	Red Hat, Inc.#	78,506
4,400	Sabre Corp.	127,380
2,950	SunPower Corp.#^	59,413
1,080	TE Connectivity, Ltd.	64,238
7,200	VeriFone Systems, Inc.#	204,912

		1,476,832

	Materials (0.9%)
750	Scotts Miracle-Gro Company, Class A	53,085

	Telecommunication Services (4.0%)
3,700	T-Mobile USA, Inc.#	145,336
3,950	Zayo Group Holdings, Inc.#	102,542

		247,878

	TOTAL COMMON STOCKS (Cost $6,642,030)	6,061,404

SHORT TERM INVESTMENT (0.6%)
38,133	Fidelity Prime Money Market Fund - Institutional Class (Cost $38,133)	38,133

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.8%)
	Federal Home Loan Bank Discount Notes
49,485	0.000%, 06/15/16	49,485
39,592	0.000%, 05/24/16	39,592
29,695	0.000%, 05/02/16	29,695
45,710	Fidelity Prime Money Market Fund - Institutional Class	45,710

See accompanying Notes to Schedule of Investments	www.calamos.com	91

Mid Cap Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
35,557	Morgan Stanley Institutional Liquidity Fund	$35,557
30,586	Goldman Sachs Financial Square Prime Obligations Fund	30,586

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $230,625)	230,625

TOTAL INVESTMENTS (102.7%) (Cost $6,910,788)		6,330,162

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.7%)		(230,625)

OTHER ASSETS, LESS LIABILITIES (1.0%)		66,472

NET ASSETS (100.0%)		$6,166,009

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

92	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.0%)
		Consumer Discretionary (12.5%)
152,750		Ctrip.com International, Ltd.#^	$6,661,428
50,000	EUR	Daimler, AG	3,483,834
53,000		Delphi Automotive, PLC	3,902,390
254,500	GBP	Domino’s Pizza Group, PLC	3,421,666
22,000	EUR	LVMH Moet Hennessy Louis Vuitton, SE	3,665,454
1,230,685	INR	Motherson Sumi Systems, Ltd.	4,669,293
65,150	ZAR	Naspers, Ltd. - Class N	8,965,384
81,000	DKK	Pandora, A/S	10,531,017
20,000	JPY	Ryohin Keikaku Company, Ltd.	4,637,218
70,300	JPY	Toyota Motor Corp.	3,735,679
220,131	GBP	WPP, PLC	5,142,832

			58,816,195

		Consumer Staples (16.0%)
118,600	EUR	Anheuser-Busch InBev, SA	14,712,798
157,000	GBP	British American Tobacco, PLC	9,572,624
369,000	GBP	Diageo, PLC	9,976,325
105,000	CHF	Nestlé, SA	7,837,167
80,450	GBP	Reckitt Benckiser Group, PLC	7,837,355
121,000	JPY	Seven & I Holdings Company, Ltd.	5,166,382
128,000	SEK	Svenska Cellulosa, AB SCA	4,038,609
215,000	EUR	Unilever, NV^	9,444,920
2,590,000	MXN	Wal-Mart de Mexico SAB de CV	6,400,990

			74,987,170

		Energy (4.4%)
135,000	EUR	Royal Dutch Shell, PLC	3,566,415
103,000		Schlumberger, Ltd.	8,275,020
170,000	EUR	TOTAL, SA	8,591,936

			20,433,371

		Financials (11.6%)
888,400	HKD	AIA Group, Ltd.	5,316,724
62,000	EUR	AURELIUS, SE & Co. KGaA	3,711,004
209,850	EUR	Azimut Holding, S.p.A	5,296,897
837,000	JPY	Daiwa Securities Group, Inc.	5,083,359
55,000	EUR	Flow Traders*	2,183,208
215,000	INR	Housing Development Finance Corp., Ltd.	3,523,250
321,000	EUR	ING Groep, NV	3,933,349
800,000	JPY	Kenedix, Inc.	3,571,428
327,000	EUR	Merlin Properties Socimi, SA	3,806,170
1,999,854	PHP	Metropolitan Bank & Trust Company	3,463,039
155,000	EUR	PATRIZIA Immobilien, AG#	3,594,786
201,600	GBP	Prudential, PLC	3,979,493
180,000	GBP	St. James’s Place, PLC	2,284,865
140,452	EUR	Vonovia, SE	4,734,378

			54,481,950

NUMBER OF SHARES			VALUE
		Health Care (14.9%)
17,500		Allergan, PLC#	$3,789,800
365,000	JPY	Chugai Pharmaceutical Company, Ltd.	12,898,496
99,000	EUR	Fresenius, SE & Company KGaA	7,218,908
160,000	DKK	H Lundbeck, A/S#^	5,346,075
1,866,000	AUD	Healthscope, Ltd.	3,843,021
153,000	GBP	Hikma Pharmaceuticals, PLC	4,932,819
38,500	JPY	Kaken Pharmaceutical Company, Ltd.	2,196,382
70,000		LivaNova, PLC#	3,691,100
134,000	DKK	Novo Nordisk, A/S - Class B	7,481,809
32,800	CHF	Roche Holding, AG	8,298,703
137,951	EUR	UCB, SA^	10,347,594

			70,044,707

		Industrials (13.1%)
70,500	EUR	ANDRITZ, AG	3,957,318
312,000	GBP	Ashtead Group, PLC	4,149,418
61,000	CAD	Canadian National Railway Company	3,756,165
548,560	HKD	CK Hutchison Holdings, Ltd.	6,562,765
5,700	CHF	dorma+kaba Holding AG	3,701,459
43,100	JPY	FANUC Corp.	6,685,766
124,750	EUR	KION Group, AG	6,812,288
359,000	JPY	MISUMI Group, Inc.	5,243,289
76,000	JPY	Nidec Corp.	5,846,428
52,250	EUR	Safran, SA	3,602,097
73,000	EUR	Schneider Electric, SE	4,773,295
71,500	EUR	Thales, SA	6,187,445

			61,277,733

		Information Technology (23.6%)
38,000		Accenture, PLC - Class A	4,290,960
74,000		Alibaba Group Holding, Ltd.#	5,693,560
354,045	GBP	ARM Holdings, PLC	4,859,576
65,400		Baidu, Inc.#	12,707,220
85,000		Check Point Software Technologies, Ltd.#^	7,043,950
89,000	CAD	Enghouse Systems, Ltd.	3,720,451
4,300	JPY	Keyence Corp.	2,714,173
10,200	KRW	NAVER Corp.	6,045,003
68,700		NXP Semiconductors, NV#	5,858,736
103,300	JPY	Optex Company, Ltd.	3,441,715
156,800	EUR	SAP SE	12,302,697
264,000	JPY	Square Enix Holdings Company, Ltd.	7,044,135
3,103,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	14,256,330
678,900	HKD	Tencent Holdings, Ltd.	13,814,472
73,000	EUR	United Internet, AG	3,568,108
18,561	EUR	XING, AG	3,523,832

			110,884,918

See accompanying Notes to Schedule of Investments	www.calamos.com	93

International Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE
		Materials (2.1%)
200,000	EUR	Buzzi Unicem S.p.A	$3,798,911
420,000	AUD	Newcrest Mining, Ltd.#	6,124,281

			9,923,192

		Telecommunication Services (0.8%)
205,000	EUR	Deutsche Telekom, AG	3,598,454

		TOTAL COMMON STOCKS (Cost $438,424,968)	464,447,690

SHORT TERM INVESTMENT (1.6%)
7,466,188		Fidelity Prime Money Market Fund - Institutional Class (Cost $7,466,188)	7,466,188

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.9%)
		Federal Home Loan Bank Discount Notes
6,992,553		0.000%, 06/15/16	6,992,553
5,594,698		0.000%, 05/24/16	5,594,698
4,196,140		0.000%, 05/02/16	4,196,140
6,459,130		Fidelity Prime Money Market Fund - Institutional Class	6,459,130
4,322,052		Goldman Sachs Financial Square Prime Obligations Fund	4,322,052
5,024,510		Morgan Stanley Institutional Liquidity Fund	5,024,510

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $32,589,083)	32,589,083

TOTAL INVESTMENTS (107.5%) (Cost $478,480,239)			504,502,961

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.9%)			(32,589,083)

LIABILITIES, LESS OTHER ASSETS (-0.6%)			(2,535,395)

NET ASSETS (100.0%)			$469,378,483

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	European Monetary Unit	05/31/16	35,388,000	$40,553,643	$(723,175)
Northern Trust Company	Japanese Yen	05/31/16	488,081,000	4,589,794	(206,584)

					$(929,759)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

94	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

International Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2016

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$140,416,096	27.9%
US Dollar	101,969,435	20.2%
Japanese Yen	68,264,450	13.5%
British Pound Sterling	56,156,973	11.1%
Hong Kong Dollar	25,693,961	5.1%
Danish Krone	23,358,901	4.6%
Swiss Franc	19,837,329	3.9%
New Taiwan Dollar	14,256,330	2.8%
Australian Dollar	9,967,302	2.0%
South African Rand	8,965,384	1.8%
Indian Rupee	8,192,543	1.6%
Canadian Dollar	7,476,616	1.5%
Mexican Peso	6,400,990	1.3%
South Korean Won	6,045,003	1.2%
Swedish Krona	4,038,609	0.8%
Philippine Peso	3,463,039	0.7%
Total Investments	$504,502,961	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	95

Evolving World Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (18.8%)
		Consumer Discretionary (6.9%)
		Ctrip.com International, Ltd.
12,100,000		1.000%, 07/01/20*	$13,308,548
1,815,000		1.250%, 10/15/18	2,315,586
2,360,000		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	6,123,478
34,000,000	HKD	Shenzhou International Group Holdings, Ltd. 0.500%, 06/18/19	5,181,423
4,200,000	EUR	Steinhoff Finance Holding Company 1.250%, 10/21/23	4,824,167

			31,753,202

		Consumer Staples (0.6%)
348,300	ZAR	Shoprite Investments, Ltd. 6.500%, 04/03/17	2,633,664

		Financials (2.9%)
9,000,000		AYC Finance, Ltd. 0.500%, 05/02/19	9,428,422
4,200,000		China Overseas Finance Investment Cayman V, Ltd. 0.000%, 01/05/23	4,235,373

			13,663,795

		Health Care (1.4%)
7,600,000	SGD	Indah Capital, Ltd. 0.000%, 10/24/18	6,595,198

		Industrials (1.4%)
6,000,000		CRRC Corp., Ltd. 0.000%, 02/05/21	6,383,760

		Information Technology (3.6%)
4,750,000		MercadoLibre, Inc. 2.250%, 07/01/19	5,572,106
4,350,000		NXP Semiconductors, NV 1.000%, 12/01/19	4,935,619
2,965,000		ON Semiconductor Corp. 2.625%, 12/15/26	3,160,749
3,000,000		Semiconductor Manufacturing International Corp. 0.000%, 11/07/18	3,180,645

			16,849,119

		Materials (2.0%)
1,600,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	2,254,030
6,300,000		Newmont Mining Corp.^ 1.625%, 07/15/17	6,851,282

			9,105,312

		TOTAL CONVERTIBLE BONDS (Cost $87,649,517)	86,984,050

NUMBER OF SHARES			VALUE
COMMON STOCKS (79.7%)
		Consumer Discretionary (11.3%)
1,435,595	MXN	Alsea, SAB de CV^	$5,503,017
3,100,000	HKD	Brilliance China Automotive Holdings, Ltd.	3,057,672
531,585	TWD	Eclat Textile Company, Ltd.	6,050,551
3,998,667	IDR	Matahari Department Store, Tbk PT	5,733,543
1,740,255	INR	Motherson Sumi Systems, Ltd.	6,602,632
72,640	ZAR	Naspers, Ltd. - Class N	9,996,094
2,356,300	MXN	Nemak SAB de CV*^	3,367,776
237,000	TWD	Tung Thih Electronic Company, Ltd.	4,212,425
145,400	GBP	WPP, PLC	3,396,922
58,000		Yum! Brands, Inc.	4,614,480

			52,535,112

		Consumer Staples (14.6%)
963,263	BRL	Ambev, SA	5,430,739
9,900	KRW	Amorepacific Corp.	3,530,731
46,700	EUR	Anheuser-Busch InBev, SA	5,793,319
55,217	GBP	British American Tobacco, PLC	3,366,698
300,000	GBP	Diageo, PLC	8,110,833
536,000	MXN	Fomento Economico Mexicano, SAB de CV	4,996,538
1,360,000	MXN	Grupo Lala, SAB de CV	3,637,017
459,366	IDR	Hanjaya Mandala Sampoerna Tbk PT	3,474,413
745,950	BRL	Hypermarcas, SA	6,580,540
213,000	EUR	Jeronimo Martins SGPS, SA	3,487,310
141,000	EUR	Unilever, NV^	6,194,110
630,000	PHP	Universal Robina Corp.	2,797,591
4,116,000	MXN	Wal-Mart de Mexico SAB de CV	10,172,385

			67,572,224

		Energy (4.5%)
70,000		Anadarko Petroleum Corp.	3,693,200
5,272,000	HKD	PetroChina Company, Ltd. - Class H	3,857,154
135,000	EUR	Royal Dutch Shell, PLC	3,566,415
190,000	EUR	TOTAL, SA	9,602,753

			20,719,522

		Financials (11.6%)
880,000	HKD	AIA Group, Ltd.	5,266,453
4,501,500	IDR	Bank Mandiri Persero, Tbk PT	3,272,251
542,000	BRL	BB Seguridade Participacoes, SA	4,727,775
100,000	EUR	Erste Group Bank, AG#	2,878,623
1,615,000	MXN	Fibra Uno Administracion, SA de CV	3,836,466
1,482,000	MXN	Grupo Financiero Banorte, SAB de CV	8,426,166
278,000	INR	Housing Development Finance Corp., Ltd.	4,555,645
660,000	THB	Kasikornbank, PCL	3,149,005
4,072,538	PHP	Metropolitan Bank & Trust Company	7,052,194

96	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE
18,500	KRW	Samsung Fire & Marine Insurance Company, Ltd.	$4,768,990
96,700	KRW	Shinhan Financial Group Company, Ltd.	3,545,597
2,310,000	HKD	Value Partners Group, Ltd.^	2,205,013

			53,684,178

		Health Care (3.6%)
27,900		China Biologic Products, Inc.#	3,264,300
263,000	INR	Glenmark Pharmaceuticals, Ltd.	3,277,386
217,000	GBP	Hikma Pharmaceuticals, PLC	6,996,221
12,200	KRW	Hugel, Inc.#	3,248,959

			16,786,866

		Industrials (6.7%)
20,494	EUR	ANDRITZ, AG	1,150,373
825,000	TRY	Aselsan Elektronik Sanayi Ve Ticaret AS	5,883,011
699,556	HKD	CK Hutchison Holdings, Ltd.	8,369,224
182,000		Controladora Vuela Cia de Aviacion, SAB de CV#	3,800,160
20,500	JPY	FANUC Corp.	3,180,005
250,000	INR	Larsen & Toubro, Ltd.	4,718,178
675,000	HKD	Zhuzhou CRRC Times Electric Co., Ltd.	3,840,575

			30,941,526

		Information Technology (21.6%)
30,000		Accenture, PLC - Class A	3,387,600
88,800		Alibaba Group Holding, Ltd.#	6,832,272
78,000		Baidu, Inc.#	15,155,400
238,000	INR	Infosys, Ltd.	4,329,653
52,000	TWD	Largan Precision Company, Ltd.	3,629,813
16,100	KRW	NAVER Corp.	9,541,622
3,822,000	HKD	PAX Global Technology, Ltd.^	3,291,586
12,044	KRW	Samsung Electronics Co., Ltd.	13,125,932
4,107,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	18,872,059
89,518	INR	Tata Consultancy Services, Ltd.	3,418,099
667,100	HKD	Tencent Holdings, Ltd.	13,574,361
237,500		Yandex, NV - Class A#	4,861,625

			100,020,022

		Materials (1.1%)
355,400	AUD	Newcrest Mining, Ltd.#	5,182,308

		Telecommunication Services (3.8%)
1,166,500	HKD	China Mobile, Ltd.	13,392,321
16,450,000	IDR	Telekomunikasi Indonesia Persero Tbk PT	4,413,417

			17,805,738

NUMBER OF SHARES			VALUE
		Utilities (0.9%)
80,000	KRW	Korea Electric Power Corp.	$4,345,501

		TOTAL COMMON STOCKS (Cost $370,315,743)	369,592,997

SHORT TERM INVESTMENT (3.6%)
16,744,710		Fidelity Prime Money Market Fund - Institutional Class (Cost $16,744,710)	16,744,710

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.6%)
		Federal Home Loan Bank Discount Notes
3,606,839		0.000%, 06/15/16	3,606,839
2,885,810		0.000%, 05/24/16	2,885,810
2,164,418		0.000%, 05/02/16	2,164,418
3,331,694		Fidelity Prime Money Market Fund - Institutional Class	3,331,694
2,229,365		Goldman Sachs Financial Square Prime Obligations Fund	2,229,365
2,591,700		Morgan Stanley Institutional Liquidity Fund	2,591,700

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $16,809,826)	16,809,826

TOTAL INVESTMENTS (105.7%) (Cost $491,519,796)			490,131,583

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.6%)			(16,809,826)

LIABILITIES, LESS OTHER ASSETS (-2.1%)			(9,668,320)

NET ASSETS (100.0%)			$463,653,437

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
JPMorgan Chase Bank N.A	Japanese Yen	05/31/16	135,418,000	$1,273,438	$53,226

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	05/31/16	13,965,000	$20,406,251	$(321,579)
Northern Trust Company	European Monetary Unit	05/31/16	23,761,000	27,229,431	(485,570)
Northern Trust Company	Japanese Yen	05/31/16	504,809,000	4,747,100	(213,664)

					$(1,020,813)

See accompanying Notes to Schedule of Investments	www.calamos.com	97

Evolving World Growth Fund    Schedule of Investments April 30, 2016 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

CURRENCY EXPOSURE

APRIL 30, 2016

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$144,659,141	29.5%
Hong Kong Dollar	62,035,782	12.7%
South Korean Won	42,107,332	8.6%
Mexican Peso	39,939,365	8.1%
European Monetary Unit	39,751,100	8.1%
New Taiwan Dollar	32,764,848	6.7%
Indian Rupee	26,901,593	5.5%
British Pound Sterling	21,870,674	4.5%
Indonesian Rupiah	16,893,624	3.4%
Brazilian Real	16,739,054	3.4%
South African Rand	12,629,758	2.6%
Philippine Peso	9,849,785	2.0%
Singapore Dollar	6,595,198	1.3%
Turkish Lira	5,883,011	1.2%
Australian Dollar	5,182,308	1.1%
Japanese Yen	3,180,005	0.7%
Thai Baht	3,149,005	0.6%
Total Investments	$490,131,583	100.0%

Currency exposure may vary over time.

98	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Emerging Market Equity Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (97.6%)
		Consumer Discretionary (13.9%)
35,947	MXN	Alsea, SAB de CV	$137,794
169,400	IDR	Astra International, Tbk PT	85,963
116,000	HKD	Brilliance China Automotive Holdings, Ltd.	114,416
6,730		Ctrip.com International, Ltd.#	293,495
15,188	TWD	Eclat Textile Company, Ltd.	172,871
33,200	PHP	Jollibee Foods Corp.	162,415
5,000		Mahindra & Mahindra, Ltd.	99,000
146,870	IDR	Matahari Department Store, Tbk PT	210,592
2,033	ZAR	Naspers, Ltd. - Class N	279,764
68,850	MXN	Nemak SAB de CV^*	98,405
10,000	TWD	Tung Thih Electronic Company, Ltd.	177,740

			1,832,455

		Consumer Staples (13.1%)
27,700	BRL	Ambev, SA	156,168
300	KRW	Amorepacific Corp.	106,992
47,000	HKD	China Resources Beer Holdings Company, Ltd.	103,278
15,700	MXN	Fomento Economico Mexicano, SAB de CV	146,354
53,000	MXN	Grupo Lala, SAB de CV	141,737
14,905	IDR	Hanjaya Mandala Sampoerna Tbk PT	112,734
27,667	BRL	Hypermarcas, SA	244,070
21,000		ITC, Ltd.#	102,732
10,500	EUR	Jeronimo Martins SGPS, SA	171,910
4,440		United Spirits, Ltd.#	79,387
18,000	PHP	Universal Robina Corp.	79,931
115,000	MXN	Wal-Mart de Mexico SAB de CV	284,214

			1,729,507

		Energy (3.2%)
73,000	HKD	CNOOC, Ltd.	90,178
1,800		Lukoil PJSC	76,293
960		Lukoil PJSC	40,800
163,000	HKD	PetroChina Company, Ltd. - Class H	119,256
5,000		YPF, SA	100,750

			427,277

		Financials (18.9%)
24,200	HKD	AIA Group, Ltd.	144,828
6,225		Axis Bank, Ltd.	222,855
276,600	PHP	Ayala Land, Inc.	204,082
113,800	IDR	Bank Rakyat Indonesia Persero, Tbk PT	88,933
12,700	BRL	BB Seguridade Participacoes, SA	110,780
42,000	HKD	China Overseas Land & Investment, Ltd.	133,319
4,270	EUR	Erste Group Bank, AG#	122,917
58,300	MXN	Fibra Uno Administracion, SA de CV	138,493

NUMBER OF SHARES			VALUE
45,300	MXN	Grupo Financiero Banorte, SAB de CV	$257,561
3,325	PHP	GT Capital Holdings, Inc.	96,789
14,625		ICICI Bank, Ltd.	103,106
29,200	BRL	Itausa - Investimentos Itau, SA	73,525
20,700	THB	Kasikornbank, PCL	98,764
147,891	PHP	Metropolitan Bank & Trust Company	256,095
595	KRW	Samsung Fire & Marine Insurance Company, Ltd.	153,381
2,700	KRW	Shinhan Financial Group Company, Ltd.	98,998
34,500		Turkiye Garanti Bankasi AS	104,535
89,000	HKD	Value Partners Group, Ltd.^	84,955

			2,493,916

		Health Care (5.7%)
1,055		China Biologic Products, Inc.#	123,435
2,030		Dr. Reddy’s Laboratories, Ltd.	92,568
8,140	GBP	Hikma Pharmaceuticals, PLC	262,439
600	KRW	Hugel, Inc.#	159,785
66,200	MYR	IHH Healthcare Bhd	110,897

			749,124

		Industrials (7.5%)
38,885	TRY	Aselsan Elektronik Sanayi Ve Ticaret AS	277,286
8,200		Controladora Vuela Cia de Aviacion, SAB de CV#~	171,216
13,600		Larsen & Toubro, Ltd.	259,080
679,000	IDR	Wijaya Karya Persero, Tbk PT	136,009
27,000	HKD	Zhuzhou CRRC Times Electric Co., Ltd.	153,623

			997,214

		Information Technology (27.7%)
3,330		Alibaba Group Holding, Ltd.#	256,210
2,190		Baidu, Inc.#	425,517
9,830		Infosys, Ltd.	184,804
2,000	TWD	Largan Precision Company, Ltd.	139,608
5,300	BRL	Linx, SA	72,891
1,124		MercadoLibre, Inc.	140,377
123,500	MYR	My EG Services Bhd	63,470
570	KRW	NAVER Corp.	337,809
98,000	HKD	PAX Global Technology, Ltd.^	84,400
480	KRW	Samsung Electronics Co., Ltd.	523,119
1,071,500	HKD	Semiconductor Manufacturing International Corp.#	88,086
119,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	546,730
27,200	HKD	Tencent Holdings, Ltd.	553,474
11,770		Yandex, NV - Class A#	240,932

			3,657,427

See accompanying Notes to Schedule of Investments	www.calamos.com	99

Emerging Market Equity Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE
		Materials (2.0%)
6,700	ZAR	AngloGold Ashanti, Ltd.#	$106,370
1,500	KRW	Kolon Industries, Inc.	91,901
650	GBP	Randgold Resources, Ltd.	64,927

			263,198

		Telecommunication Services (3.8%)
33,500	HKD	China Mobile, Ltd.	384,606
460,000	IDR	Telekomunikasi Indonesia Persero Tbk PT	123,415

			508,021

		Utilities (1.8%)
4,400	KRW	Korea Electric Power Corp.	239,002

		TOTAL COMMON STOCKS (Cost $12,925,954)	12,897,141

EXCHANGE-TRADED FUND (0.7%)
		Other (0.7%)
6,500		VanEck Vectors Vietnam ETF 0.000% (Cost $95,503)	93,730

SHORT TERM INVESTMENT (2.3%)
307,314		Fidelity Prime Money Market Fund - Institutional Class (Cost $307,314)	307,314

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.3%)
		Federal Home Loan Bank Discount Notes
37,899		0.000%, 06/15/16	37,899
30,322		0.000%, 05/24/16	30,322
22,742		0.000%, 05/02/16	22,742
35,007		Fidelity Prime Money Market Fund - Institutional Class	35,007
23,425		Goldman Sachs Financial Square Prime Obligations Fund	23,425
27,232		Morgan Stanley Institutional Liquidity Fund	27,232

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $176,627)	176,627

TOTAL INVESTMENTS (101.9%) (Cost $13,505,398)			13,474,812

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.3%)			(176,627)

LIABILITIES, LESS OTHER ASSETS (-0.6%)			(81,277)

NET ASSETS (100.0%)			$13,216,908

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $41,760.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The common stocks amount for such securities is shown in the respective foreign currency.

100	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Emerging Market Equity Fund    Schedule of Investments April 30, 2016 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2016

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$3,694,763	27.4%
Hong Kong Dollar	2,054,419	15.3%
South Korean Won	1,710,987	12.7%
Mexican Peso	1,204,558	8.9%
New Taiwan Dollar	1,036,949	7.7%
Philippine Peso	799,312	5.9%
Indonesian Rupiah	757,646	5.6%
Brazilian Real	657,434	4.9%
South African Rand	386,134	2.9%
British Pound Sterling	327,366	2.4%
European Monetary Unit	294,827	2.2%
Turkish Lira	277,286	2.1%
Malaysian Ringgit	174,367	1.3%
Thai Baht	98,764	0.7%
Total Investments	$13,474,812	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	101

Global Equity Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (97.6%)
		Consumer Discretionary (19.4%)
2,420		Amazon.com, Inc.#	$1,596,208
31,300		Comcast Corp. - Class A	1,901,788
46,000		Ctrip.com International, Ltd.#	2,006,060
23,800	EUR	Daimler, AG	1,658,305
20,100		Delphi Automotive, PLC	1,479,963
19,600		Dollar General Corp.	1,605,436
51,400	GBP	Domino’s Pizza Group, PLC	691,056
5,700		Home Depot, Inc.	763,173
25,700		Michael Kors Holdings, Ltd.#	1,327,662
290,000	INR	Motherson Sumi Systems, Ltd.	1,100,277
22,750	ZAR	Naspers, Ltd. - Class N	3,130,660
22,600	DKK	Pandora, A/S	2,938,284
2,825		Priceline Group, Inc.#	3,795,839
5,500		Tesla Motors, Inc.#^	1,324,180
13,100	JPY	Toyota Motor Corp.	696,122
10,700		Walt Disney Company	1,104,882
65,800	GBP	WPP, PLC	1,537,259

			28,657,154

		Consumer Staples (10.1%)
31,780	EUR	Anheuser-Busch InBev, SA	3,942,435
38,600	GBP	British American Tobacco, PLC	2,353,524
100,600	GBP	Diageo, PLC	2,719,833
24,300		Mondelez International, Inc. - Class A	1,043,928
7,500	GBP	Reckitt Benckiser Group, PLC	730,642
27,000	JPY	Seven & I Holdings Company, Ltd.	1,152,829
34,000	EUR	Unilever, NV^	1,493,615
18,100		Walgreens Boots Alliance, Inc.	1,434,968

			14,871,774

		Energy (3.2%)
12,200		Anadarko Petroleum Corp.	643,672
19,150		EOG Resources, Inc.	1,582,173
11,000		Occidental Petroleum Corp.	843,150
21,300		Schlumberger, Ltd.	1,711,242

			4,780,237

		Financials (11.3%)
219,600	HKD	AIA Group, Ltd.	1,314,219
18,500	EUR	AURELIUS, SE & Co. KGaA	1,107,316
68,500	EUR	Azimut Holding, S.p.A	1,729,032
14,900		Citigroup, Inc.	689,572
297,000	JPY	Daiwa Securities Group, Inc.	1,803,773
46,400	INR	Housing Development Finance Corp., Ltd.	760,367
113,000	EUR	ING Groep, NV	1,384,637
18,500		JPMorgan Chase & Company	1,169,200
454,197	PHP	Metropolitan Bank & Trust Company	786,508

NUMBER OF SHARES			VALUE
33,000	JPY	Mitsui Fudosan Company, Ltd.	$845,160
49,500	EUR	PATRIZIA Immobilien, AG#	1,148,012
35,400	GBP	Prudential, PLC	698,780
57,200	GBP	St. James’s Place, PLC	726,079
43,035	EUR	Vonovia, SE	1,450,630
22,400		Wells Fargo & Company	1,119,552

			16,732,837

		Health Care (12.8%)
6,700		Allergan, PLC#	1,450,952
18,150		Celgene Corp.#	1,876,891
71,600	JPY	Chugai Pharmaceutical Company, Ltd.	2,530,225
7,700		Gilead Sciences, Inc.	679,217
45,000	DKK	H Lundbeck, A/S#	1,503,584
10,720		Illumina, Inc.#	1,447,093
2,380		Intuitive Surgical, Inc.#	1,490,737
12,800	JPY	Kaken Pharmaceutical Company, Ltd.	730,226
14,915		Laboratory Corp. of America Holdings#	1,869,148
23,000	DKK	Novo Nordisk, A/S - Class B	1,284,191
8,500		Stryker Corp.	926,585
29,500	EUR	UCB, SA^	2,212,771
8,000		Zimmer Biomet Holdings, Inc.	926,160

			18,927,780

		Industrials (9.9%)
22,700	EUR	ANDRITZ, AG	1,274,200
88,000	GBP	Ashtead Group, PLC	1,170,349
124,888	HKD	CK Hutchison Holdings, Ltd.	1,494,113
29,800		CSX Corp.	812,646
1,190	CHF	dorma+kaba Holding AG	772,761
11,100	JPY	FANUC Corp.	1,721,856
42,750	EUR	KION Group, AG	2,334,471
16,100	JPY	Nidec Corp.	1,238,520
17,200	EUR	Schneider Electric, SE	1,124,667
17,400	EUR	Thales, SA	1,505,756
12,000		United Parcel Service, Inc. - Class B	1,260,840

			14,710,179

		Information Technology (29.1%)
15,300		Alibaba Group Holding, Ltd.#	1,177,182
9,025		Alphabet, Inc. - Class A#	6,388,617
3,537		Alphabet, Inc. - Class C#	2,451,176
53,100		Apple, Inc.	4,977,594
104,000	GBP	ARM Holdings, PLC	1,427,491
15,900		Baidu, Inc.#	3,089,370
15,030		Check Point Software Technologies, Ltd.#	1,245,536
31,100		Facebook, Inc. - Class A#	3,656,738
14,000		Lam Research Corp.	1,069,600
9,600		LinkedIn Corp. - Class A#	1,202,976

102	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Equity Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE
21,000		MasterCard, Inc. - Class A	$2,036,790
1,080	KRW	Samsung Electronics Co., Ltd.	1,177,018
31,600	EUR	SAP SE	2,479,370
87,300	JPY	Square Enix Holdings Company, Ltd.	2,329,368
569,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	2,614,197
170,200	HKD	Tencent Holdings, Ltd.	3,463,283
98,600		Trimble Navigation, Ltd.#	2,361,470

			43,147,776

		Materials (1.8%)
60,000	EUR	Buzzi Unicem S.p.A	1,139,673
43,700		Newmont Mining Corp.	1,528,189

			2,667,862

		TOTAL COMMON STOCKS (Cost $127,291,424)	144,495,599

SHORT TERM INVESTMENT (2.8%)
4,080,650		Fidelity Prime Money Market Fund - Institutional Class (Cost $4,080,650)	4,080,650

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.0%)
		Federal Home Loan Bank Discount Notes
961,429		0.000%, 06/15/16	961,429
769,233		0.000%, 05/24/16	769,233
576,941		0.000%, 05/02/16	576,941
888,087		Fidelity Prime Money Market Fund - Institutional Class	888,087
594,253		Goldman Sachs Financial Square Prime Obligations Fund	594,253
690,836		Morgan Stanley Institutional Liquidity Fund	690,836

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $4,480,779)	4,480,779

TOTAL INVESTMENTS (103.4%) (Cost $135,852,853)			153,057,028

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.0%)			(4,480,779)

LIABILITIES, LESS OTHER ASSETS (-0.4%)			(524,992)

NET ASSETS (100.0%)			$148,051,257

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
JPMorgan Chase Bank N.A	Japanese Yen	05/31/16	79,380,000	$746,470	$31,200

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	British Pound Sterling	05/31/16	1,847,000	$2,698,915	$(42,532)
Northern Trust Company	European Monetary Unit	05/31/16	9,505,000	10,892,460	(194,240)
Northern Trust Company	Japanese Yen	05/31/16	739,290,000	6,952,102	(312,910)

					$(549,682)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
PHP	Philippine Peso
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	103

Global Equity Fund    Schedule of Investments April 30, 2016 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2016

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$79,629,584	52.0%
European Monetary Unit	25,984,890	17.0%
Japanese Yen	13,048,079	8.5%
British Pound Sterling	12,055,013	7.9%
Hong Kong Dollar	6,271,615	4.1%
Danish Krone	5,726,059	3.7%
South African Rand	3,130,660	2.1%
New Taiwan Dollar	2,614,197	1.7%
Indian Rupee	1,860,644	1.2%
South Korean Won	1,177,018	0.8%
Philippine Peso	786,508	0.5%
Swiss Franc	772,761	0.5%
Total Investments	$153,057,028	100.0%

Currency exposure may vary over time.

104	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (15.7%)
	Consumer Discretionary (5.9%)
	Jarden Corp.
16,600,000	1.125%, 03/15/34	$21,493,846
9,275,000	1.500%, 06/15/19	14,598,850
29,395,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	50,688,003
13,063,000	Liberty Media Corp. 1.375%, 10/15/23	13,153,527
18,000,000	Priceline Group, Inc. 1.000%, 03/15/18	26,595,360
13,700,000	Tesla Motors, Inc. 1.250%, 03/01/21	12,600,095

		139,129,681

	Health Care (1.8%)
9,904,000	BioMarin Pharmaceutical, Inc. 1.500%, 10/15/20	12,067,182
10,700,000	Hologic, Inc.‡ 0.000%, 12/15/43	13,258,424
17,525,000	Illumina, Inc.^ 0.000%, 06/15/19	17,490,563

		42,816,169

	Industrials (0.6%)
10,050,000	Air Lease Corp. 3.875%, 12/01/18	13,271,779

	Information Technology (6.8%)
3,405,000	Citrix Systems, Inc. 0.500%, 04/15/19	3,838,337
9,000,000	Euronet Worldwide, Inc. 1.500%, 10/01/44	11,028,285
12,500,000	Intel Corp. 3.250%, 08/01/39	18,990,062
6,200,000	Lam Research Corp. 0.500%, 05/15/16	7,921,523
14,260,000	Microchip Technology, Inc. 1.625%, 02/15/25	14,844,304
6,600,000	NVIDIA Corp. 1.000%, 12/01/18	11,765,127
13,723,000	NXP Semiconductors, NV 1.000%, 12/01/19	15,570,459
13,860,000	ON Semiconductor Corp.* 1.000%, 12/01/20	12,584,672
10,200,000	Red Hat, Inc.^ 0.250%, 10/01/19	12,545,133
19,925,000	Salesforce.com, Inc. 0.250%, 04/01/18	25,128,214
11,400,000	Workday, Inc. 0.750%, 07/15/18	12,796,158
14,700,000	Yahoo!, Inc. 0.000%, 12/01/18	14,777,543

		161,789,817

PRINCIPAL AMOUNT		VALUE
	Materials (0.6%)
12,721,000	RTI International Metals, Inc. 1.625%, 10/15/19	$14,592,832

	TOTAL CONVERTIBLE BONDS (Cost $334,762,497)	371,600,278

CORPORATE BONDS (7.2%)
	Consumer Discretionary (4.3%)
5,153,000	Dana Holding Corp.^ 5.500%, 12/15/24	5,024,175
	DISH DBS Corp.
12,500,000	5.875%, 07/15/22	12,226,563
10,030,000	5.125%, 05/01/20	10,130,300
23,500,000	Expedia, Inc. 5.950%, 08/15/20	25,997,815
5,935,000	GameStop Corp.* 6.750%, 03/15/21	5,838,556
9,900,000	Home Depot, Inc. 2.700%, 04/01/23	10,272,636
23,000,000	L Brands, Inc. 5.625%, 02/15/22	25,357,500
2,429,000	Lowe’s Companies, Inc. 3.875%, 09/15/23	2,687,081
3,040,000	PVH Corp. 4.500%, 12/15/22	3,144,500

		100,679,126

	Consumer Staples (0.5%)
9,865,000	Wal-Mart Stores, Inc. 3.300%, 04/22/24	10,695,238

	Financials (0.7%)
4,950,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	5,106,940
12,000,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	12,509,160

		17,616,100

	Health Care (0.1%)
3,000,000	Universal Health Services, Inc.* 4.750%, 08/01/22	3,086,250

	Industrials (0.0%)
1,020,000	Icahn Enterprises, LP 4.875%, 03/15/19	1,018,088

	Information Technology (1.3%)
2,230,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	2,305,262
9,865,000	Alphabet, Inc. 3.375%, 02/25/24	10,762,468
4,935,000	Apple, Inc. 3.450%, 05/06/24	5,270,457
11,415,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	11,200,969

		29,539,156

See accompanying Notes to Schedule of Investments	www.calamos.com	105

Growth and Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Materials (0.3%)
7,135,000	Alcoa, Inc.^ 5.125%, 10/01/24	$6,978,922

	Total CORPORATE BONDS (Cost $164,903,001)	169,612,880

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (10.1%)
	Consumer Staples (0.5%)
176,350	Tyson Foods, Inc. 4.750%	12,862,969

	Energy (0.9%)
272,520	Hess Corp. 8.000%	20,716,970

	Financials (2.9%)
462,500	Affiliated Managers Group, Inc. 5.150%	26,738,282
161,930	American Tower Corp. 5.250%	17,187,250
220,000	Crown Castle International Corp. 4.500%	23,367,300

		67,292,832

	Health Care (2.9%)
31,575	Allergan, PLC 5.500%	25,622,797
921,975	Anthem, Inc. 5.250%	42,733,541

		68,356,338

	Industrials (0.7%)
135,000	Stanley Black & Decker, Inc.^ 6.250%	15,986,700

	Telecommunication Services (0.7%)
236,200	T-Mobile USA, Inc. 5.500%	16,016,722

	Utilities (1.5%)
301,775	Dominion Resources, Inc. 6.375%	14,886,561
320,000	Exelon Corp.^ 6.500%	15,507,200
95,000	NextEra Energy, Inc. 6.371%	5,681,000

		36,074,761

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $219,006,304)	237,307,292

NUMBER OF SHARES		VALUE
COMMON STOCKS (62.0%)
	Consumer Discretionary (7.7%)
47,500	Amazon.com, Inc.#	$31,330,525
198,200	Comcast Corp. - Class A	12,042,632
376,350	Home Depot, Inc.	50,389,502
536,000	Nike, Inc. - Class B	31,591,840
508,000	Starbucks Corp.	28,564,840
275,000	Walt Disney Company	28,396,500

		182,315,839

	Consumer Staples (8.2%)
825,000	Coca-Cola Company	36,960,000
215,000	Costco Wholesale Corp.	31,847,950
560,000	Mondelez International, Inc. - Class A	24,057,600
215,000	PepsiCo, Inc.	22,136,400
200,000	Philip Morris International, Inc.	19,624,000
321,000	Procter & Gamble Company	25,718,520
415,000	Walgreens Boots Alliance, Inc.	32,901,200

		193,245,670

	Energy (5.0%)
200,000	Anadarko Petroleum Corp.	10,552,000
130,600	Chevron Corp.	13,344,708
140,000	EOG Resources, Inc.	11,566,800
409,000	Exxon Mobil Corp.	36,155,600
400,000	Occidental Petroleum Corp.	30,660,000
179,000	Schlumberger, Ltd.	14,380,860

		116,659,968

	Financials (10.8%)
520,000	American International Group, Inc.	29,026,400
304,500	Bank of New York Mellon Corp.	12,253,080
844,710	Citigroup, Inc.	39,093,179
64,450	Intercontinental Exchange, Inc.	15,469,933
1,000,000	JPMorgan Chase & Company	63,200,000
400,890	MetLife, Inc.	18,080,139
258,302	State Street Corp.	16,092,215
1,250,000	Wells Fargo & Company	62,475,000

		255,689,946

	Health Care (8.7%)
76,270	Alexion Pharmaceuticals, Inc.#	10,622,885
215,000	Celgene Corp.#	22,233,150
172,000	Gilead Sciences, Inc.	15,172,120
388,675	Johnson & Johnson	43,562,694
611,300	Merck & Company, Inc.	33,523,692
870,000	Pfizer, Inc.	28,457,700
218,675	Stryker Corp.	23,837,762
249,000	Zimmer Biomet Holdings, Inc.	28,826,730

		206,236,733

106	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
	Industrials (8.8%)
56,875	3M Company	$9,519,738
92,000	Boeing Company	12,401,600
400,000	CSX Corp.	10,908,000
416,000	Delta Air Lines, Inc.	17,334,720
240,800	Eaton Corp., PLC	15,235,416
1,100,000	General Electric Company	33,825,000
177,300	Honeywell International, Inc.	20,260,071
72,800	Lockheed Martin Corp.	16,917,264
100,000	Northrop Grumman Corp.	20,626,000
136,750	Union Pacific Corp.	11,928,702
240,000	United Parcel Service, Inc. - Class B	25,216,800
135,072	United Technologies Corp.	14,097,465

		208,270,776

	Information Technology (11.9%)
300,000	Accenture, PLC - Class A	33,876,000
67,500	Alphabet, Inc. - Class A#	47,781,900
820,000	Apple, Inc.	76,866,800
205,800	Facebook, Inc. - Class A#	24,197,964
270,100	MasterCard, Inc. - Class A	26,196,999
1,118,000	Microsoft Corp.	55,754,660
375,000	Oracle Corp.	14,947,500

		279,621,823

	Utilities (0.9%)
189,090	NextEra Energy, Inc.	22,233,202

	TOTAL COMMON STOCKS (Cost $1,185,358,924)	1,464,273,957

SHORT TERM INVESTMENT (4.9%)
115,612,115	Fidelity Prime Money Market Fund - Institutional Class (Cost $115,612,115)	115,612,115

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.2%)
	Federal Home Loan Bank Discount Notes
5,920,346	0.000%, 06/15/16	5,920,346
4,736,833	0.000%, 05/24/16	4,736,833
3,552,723	0.000%, 05/02/16	3,552,723
5,468,716	Fidelity Prime Money Market Fund - Institutional Class	5,468,716
3,659,329	Goldman Sachs Financial Square Prime Obligations Fund	3,659,329

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
4,254,075	Morgan Stanley Institutional Liquidity Fund	$4,254,075

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $27,592,022)	27,592,022

TOTAL INVESTMENTS (101.1%) (Cost $2,047,234,863)		2,385,998,544

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.2%)		(27,592,022)

OTHER ASSETS, LESS LIABILITIES (0.1%)		1,933,627

NET ASSETS (100.0%)		$2,360,340,149

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2016.

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#	Non-income producing security.

See accompanying Notes to Financial Statements	www.calamos.com	107

Global Growth and Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (39.3%)
		Consumer Discretionary (12.0%)
		Ctrip.com International, Ltd.
6,460,000		1.000%, 07/01/20*	$7,105,225
1,200,000		1.250%, 10/15/18	1,530,966
170,000,000	JPY	Iida Group Holdings Company, Ltd. 0.000%, 06/18/20	1,700,018
1,261,000		LVMH Moet Hennessy Louis Vuitton, SE 0.000%, 02/16/21	3,271,909
14,165,000		Priceline Group, Inc.^ 0.900%, 09/15/21	14,640,944
3,000,000	EUR	Steinhoff Finance Holding Company 1.250%, 10/21/23	3,445,834
		Tesla Motors, Inc.
7,270,000		1.250%, 03/01/21	6,686,328
1,900,000		0.250%, 03/01/19	1,788,764

			40,169,988

		Energy (0.5%)
1,810,000		SEACOR Holdings, Inc. 2.500%, 12/15/27	1,771,483

		Financials (7.0%)
3,500,000	EUR	AURELIUS, SE & Co. KGaA 1.000%, 12/01/20	4,556,587
5,500,000		AYC Finance, Ltd. 0.500%, 05/02/19	5,761,814
7,100,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	9,455,829
3,000,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	3,665,208

			23,439,438

		Health Care (1.1%)
1,620,000		Illumina, Inc.^ 0.500%, 06/15/21	1,673,322
2,030,000		Medidata Solutions, Inc. 1.000%, 08/01/18	2,149,527

			3,822,849

		Industrials (7.7%)
3,000,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	4,250,597
1,500,000		CRRC Corp., Ltd. 0.000%, 02/05/21	1,595,940
5,350,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	4,969,989
540,000,000	JPY	Lixil Group Corp. 0.000%, 03/04/20	5,016,986
4,000,000		MISUMI Group, Inc. 0.000%, 10/22/18	5,060,300
4,500,000	EUR	Safran, SA 0.000%, 12/31/20	4,812,381

			25,706,193

PRINCIPAL AMOUNT			VALUE
		Information Technology (7.2%)
7,420,000		LinkedIn Corp. 0.500%, 11/01/19	$6,932,691
3,440,000		NXP Semiconductors, NV 1.000%, 12/01/19	3,903,110
3,325,000		ON Semiconductor Corp. 2.625%, 12/15/26	3,544,516
2,700,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	2,542,600
1,375,000		Salesforce.com, Inc. 0.250%, 04/01/18	1,734,068
1,555,000		WebMD Health Corp. 2.500%, 01/31/18	1,784,075
3,390,000		Workday, Inc. 0.750%, 07/15/18	3,805,173

			24,246,233

		Materials (2.6%)
3,500,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	4,930,692
3,400,000		Newmont Mining Corp.^ 1.625%, 07/15/17	3,697,517

			8,628,209

		Telecommunication Services (1.2%)
3,500,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	4,009,278

		TOTAL CONVERTIBLE BONDS (Cost $133,220,515)	131,793,671

SYNTHETIC CONVERTIBLE SECURITIES (4.2%) ¤
Corporate Bonds (4.0%)
		Consumer Discretionary (2.5%)
4,400,000		L Brands, Inc. 5.625%, 02/15/22	4,851,000
3,270,000		Toll Brothers Finance Corp. 4.000%, 12/31/18	3,394,669

			8,245,669

		Industrials (1.5%)
		Icahn Enterprises, LP
2,725,000		4.875%, 03/15/19	2,719,891
2,460,000		5.875%, 02/01/22	2,360,062

			5,079,953

		Total CORPORATE BONDS	13,325,622

NUMBER OF CONTRACTS			VALUE

Purchased Options (0.2%) #
		Health Care (0.1%)
76		Intuitive Surgical, Inc. Call, 01/20/17, Strike $640.00	367,460

108	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF CONTRACTS			VALUE
		Information Technology (0.1%)
595		Lam Research Corp. Call, 01/20/17, Strike $82.50	$267,750

		TOTAL PURCHASED OPTIONS	635,210

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $13,853,426)	13,960,832

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (4.0%)
		Financials (0.9%)
28,600		American Tower Corp. 5.250%	3,035,604

		Health Care (1.9%)
4,250		Allergan, PLC 5.500%	3,448,832
62,800		Anthem, Inc. 5.250%	2,910,780

			6,359,612

		Utilities (1.2%)
68,586		NextEra Energy, Inc. 5.799%	4,146,024

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $14,142,115)	13,541,240

COMMON STOCKS (52.0%)
		Consumer Discretionary (5.5%)
56,770		Comcast Corp. - Class A	3,449,345
13,400		Home Depot, Inc.	1,794,126
38,350	ZAR	Naspers, Ltd. - Class N	5,277,398
13,815	DKK	Pandora, A/S	1,796,124
30,200	JPY	Toyota Motor Corp.	1,604,801
17,335		Walt Disney Company	1,790,012
111,110	GBP	WPP, PLC	2,595,818

			18,307,624

		Consumer Staples (7.7%)
51,000	EUR	Anheuser-Busch InBev, SA	6,326,751
58,920	GBP	British American Tobacco, PLC	3,592,478
53,600		Coca-Cola Company	2,401,280
206,600	GBP	Diageo, PLC	5,585,661
37,180	CHF	Nestlé, SA	2,775,104
77,955	EUR	Unilever, NV^	3,424,552
20,500		Walgreens Boots Alliance, Inc.	1,625,240

			25,731,066

		Energy (4.7%)
26,000		Anadarko Petroleum Corp.	1,371,760
34,597		EOG Resources, Inc.	2,858,404

NUMBER OF SHARES			VALUE
35,830		Exxon Mobil Corp.	$3,167,372
130,000	EUR	Royal Dutch Shell, PLC	3,434,325
38,450		Schlumberger, Ltd.	3,089,073
39,790	EUR	TOTAL, SA	2,011,019

			15,931,953

		Financials (5.1%)
337,600	HKD	AIA Group, Ltd.	2,020,403
35,581		Citigroup, Inc.	1,646,689
497,000	JPY	Daiwa Securities Group, Inc.	3,018,434
58,800		JPMorgan Chase & Company	3,716,160
75,810	EUR	Vonovia, SE	2,555,415
81,000		Wells Fargo & Company	4,048,380

			17,005,481

		Health Care (8.7%)
135,300	JPY	Chugai Pharmaceutical Company, Ltd.	4,781,278
16,600		Gilead Sciences, Inc.	1,464,286
10,950		Illumina, Inc.#	1,478,141
65,365		Johnson & Johnson	7,326,109
51,500		Merck & Company, Inc.	2,824,260
28,000	DKK	Novo Nordisk, A/S - Class B	1,563,363
29,000		Stryker Corp.	3,161,290
56,480	EUR	UCB, SA^	4,236,520
19,500		Zimmer Biomet Holdings, Inc.	2,257,515

			29,092,762

		Industrials (3.7%)
166,500	GBP	Ashtead Group, PLC	2,214,353
276,512	HKD	CK Hutchison Holdings, Ltd.	3,308,085
16,900	JPY	FANUC Corp.	2,621,565
91,800	INR	Larsen & Toubro, Ltd.	1,732,515
23,500		United Parcel Service, Inc. - Class B	2,469,145

			12,345,663

		Information Technology (15.6%)
32,900		Accenture, PLC - Class A	3,715,068
23,225		Alibaba Group Holding, Ltd.#	1,786,931
20,350		Alphabet, Inc. - Class A#	14,405,358
69,300		Apple, Inc.	6,496,182
19,800		Baidu, Inc.#	3,847,140
26,100		Facebook, Inc. - Class A#	3,068,838
24,000		MasterCard, Inc. - Class A	2,327,760
72,000		Microsoft Corp.	3,590,640
50,575	EUR	SAP SE	3,968,169
863,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,964,941
253,200	HKD	Tencent Holdings, Ltd.	5,152,194

			52,323,221

See accompanying Notes to Schedule of Investments	www.calamos.com	109

Global Growth and Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
	Materials (1.0%)
99,660	Newmont Mining Corp.	$3,485,110

	TOTAL COMMON STOCKS (Cost $156,047,271)	174,222,880

SHORT TERM INVESTMENT (1.0%)
3,346,566	Fidelity Prime Money Market Fund - Institutional Class (Cost $3,346,566)	3,346,566

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.1%)
	Federal Home Loan Bank Discount Notes
2,200,155	0.000%, 06/15/16	2,200,155
1,760,331	0.000%, 05/24/16	1,760,331
1,320,285	0.000%, 05/02/16	1,320,285
2,032,318	Fidelity Prime Money Market Fund - Institutional Class	2,032,318
1,359,902	Goldman Sachs Financial Square Prime Obligations Fund	1,359,902
1,580,926	Morgan Stanley Institutional Liquidity Fund	1,580,926

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $10,253,917)	10,253,917

TOTAL INVESTMENTS (103.6%) (Cost $330,863,810)		347,119,106

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.1%)		(10,253,917)

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(1,645,025)

NET ASSETS (100.0%)		$335,220,164

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	European Monetary Unit	05/31/16	18,121,000	$20,766,151	$(370,313)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2016

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$219,171,830	63.1%
European Monetary Unit	63,375,160	18.3%
Japanese Yen	18,743,082	5.4%
British Pound Sterling	18,238,907	5.3%
Hong Kong Dollar	10,480,682	3.0%
South African Rand	5,277,398	1.5%
New Taiwan Dollar	3,964,941	1.1%
Danish Krone	3,359,487	1.0%
Swiss Franc	2,775,104	0.8%
Indian Rupee	1,732,515	0.5%
Total Investments	$347,119,106	100.0%

Currency exposure may vary over time.

110	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Convertible Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (64.6%)
		Consumer Discretionary (15.7%)
12,600,000		CalAtlantic Group, Inc. 1.625%, 05/15/18	$15,112,062
8,200,000		Ctrip.com International, Ltd.* 1.000%, 07/01/20	9,019,016
7,000,000		Jarden Corp. 1.125%, 03/15/34	9,063,670
4,700,000		Lennar Corp. 3.250%, 11/15/21	9,107,073
7,700,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	13,277,688
13,600,000		Liberty Media Corp. 1.375%, 10/15/23	13,694,248
15,900,000		Priceline Group, Inc.^ 0.350%, 06/15/20	19,447,846
		Tesla Motors, Inc.
38,500,000		1.250%, 03/01/21	35,409,027
4,530,000		0.250%, 03/01/19	4,264,791

			128,395,421

		Energy (1.5%)
12,300,000		SEACOR Holdings, Inc. 2.500%, 12/15/27	12,038,256

		Financials (6.4%)
18,800,000		Ares Capital Corp.^ 4.750%, 01/15/18	19,593,078
4,200,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	5,593,589
11,600,000		Colony Starwood Homes 3.000%, 07/01/19	11,595,534
4,195,000		Spirit Realty Capital, Inc.^ 3.750%, 05/15/21	4,539,451
10,700,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	10,902,819

			52,224,471

		Health Care (10.8%)
4,250,000		Anacor Pharmaceuticals, Inc.* 2.000%, 04/15/23	4,880,955
4,900,000		BioMarin Pharmaceutical, Inc. 0.750%, 10/15/18	5,771,245
9,900,000		Emergent Biosolutions, Inc. 2.875%, 01/15/21	13,521,618
975,000		Gilead Sciences, Inc. 1.625%, 05/01/16	3,861,302
6,700,000		Hologic, Inc.‡ 0.000%, 12/15/43	8,302,004
4,000,000		Illumina, Inc.^ 0.500%, 06/15/21	4,131,660
2,700,000		Incyte Corp. 0.375%, 11/15/18	4,162,050

PRINCIPAL AMOUNT		VALUE
4,600,000	Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	$4,271,077
4,040,000	Jazz Investments I, Ltd.^ 1.875%, 08/15/21	4,514,276
9,733,000	Medidata Solutions, Inc.^ 1.000%, 08/01/18	10,306,079
11,100,000	Molina Healthcare, Inc. 1.625%, 08/15/44	12,438,271
8,440,000	NuVasive, Inc.* 2.250%, 03/15/21	9,517,619
3,000,000	XenoPort, Inc. 2.500%, 02/01/22	2,167,095

		87,845,251

	Industrials (0.7%)
5,135,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	5,630,964

	Information Technology (28.9%)
4,943,000	Citrix Systems, Inc. 0.500%, 04/15/19	5,572,071
4,300,000	Finisar Corp. 0.500%, 12/15/33	4,127,635
5,900,000	FireEye, Inc.* 1.625%, 06/01/35	4,874,197
5,486,000	Inphi Corp.* 1.125%, 12/01/20	5,755,884
11,600,000	Intel Corp. 3.250%, 08/01/39	17,622,778
3,100,000	Knowles Corp.* 3.250%, 11/01/21	3,154,250
25,100,000	LinkedIn Corp. 0.500%, 11/01/19	23,451,557
5,355,000	Microchip Technology, Inc. 1.625%, 02/15/25	5,574,421
8,000,000	Micron Technology, Inc. 1.625%, 02/15/33	9,553,200
8,150,000	NVIDIA Corp. 1.000%, 12/01/18	14,528,149
15,000,000	NXP Semiconductors, NV^ 1.000%, 12/01/19	17,019,375
2,600,000	Palo Alto Networks, Inc. 0.000%, 07/01/19	3,820,414
6,285,000	Proofpoint, Inc.*^ 0.750%, 06/15/20	6,433,232
9,235,000	Red Hat, Inc.^ 0.250%, 10/01/19	11,358,265
23,600,000	Salesforce.com, Inc. 0.250%, 04/01/18	29,762,904
3,795,000	ServiceNow, Inc. 0.000%, 11/01/18	4,392,276
	SunPower Corp.
8,300,000	0.750%, 06/01/18^	8,789,866
4,978,000	4.000%, 01/15/23*	4,803,322

See accompanying Notes to Schedule of Investments	www.calamos.com	111

Convertible Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE
16,385,000	Synchronoss Technologies, Inc.^ 0.750%, 08/15/19	$15,925,155
2,800,000	Take-Two Interactive Software, Inc. 1.750%, 12/01/16	5,021,968
8,450,000	Twitter, Inc. 1.000%, 09/15/21	7,083,719
4,000,000	WebMD Health Corp. 2.500%, 01/31/18	4,589,260
	Workday, Inc.
10,800,000	0.750%, 07/15/18	12,122,676
9,000,000	1.500%, 07/15/20	10,533,735

		235,870,309

	Materials (0.6%)
4,000,000	RTI International Metals, Inc. 1.625%, 10/15/19	4,588,580

	TOTAL CONVERTIBLE BONDS (Cost $530,839,943)	526,593,252

SYNTHETIC CONVERTIBLE SECURITIES (2.4%) ¤
Corporate Bonds (2.2%)
	Consumer Discretionary (1.6%)
	DISH DBS Corp.
3,170,000	5.125%, 05/01/20	3,201,700
2,830,000	5.875%, 07/15/22	2,768,094
7,000,000	GameStop Corp.*^ 5.500%, 10/01/19	6,825,000

		12,794,794

	Telecommunication Services (0.6%)
4,900,000	SBA Communications Corp. 4.875%, 07/15/22	4,945,937

	Total CORPORATE BONDS	17,740,731

NUMBER OF CONTRACTS		VALUE
Purchased Options (0.2%) #
	Information Technology (0.2%)
1,625	Apple, Inc. Call, 01/20/17, Strike $110.00	450,937
1,700	Lam Research Corp. Call, 01/20/17, Strike $82.50	765,000
	Xilinx, Inc.
1,950	Call, 01/20/17, Strike $50.00	218,400
1,375	Call, 06/17/16, Strike $43.00	193,188

	TOTAL PURCHASED OPTIONS	1,627,525

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $21,522,363)	19,368,256

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (30.1%)
	Consumer Discretionary (0.6%)
62,300	Fiat Chrysler Automobiles, NV 7.875%	$4,505,193

	Consumer Staples (1.7%)
194,500	Tyson Foods, Inc. 4.750%	14,186,830

	Energy (2.7%)
140,000	Hess Corp.^ 8.000%	10,642,800
183,000	Southwestern Energy Company 6.250%	5,799,270
120,000	WPX Energy, Inc. 6.250%	5,672,400

		22,114,470

	Financials (10.6%)
254,170	Affiliated Managers Group, Inc. 5.150%	14,694,203
108,000	American Tower Corp. 5.250%	11,463,120
17,500	Bank of America Corp. 7.250%	20,620,250
83,500	Crown Castle International Corp. 4.500%	8,868,953
17,955	Wells Fargo & Company 7.500%	22,371,930
135,000	Welltower, Inc.# 6.500%	8,333,550

		86,352,006

	Health Care (8.5%)
39,425	Allergan, PLC 5.500%	31,992,993
58,350	Amsurg Corp. 5.250%	8,862,198
358,260	Anthem, Inc. 5.250%	16,605,351
13,340	Teva Pharmaceutical Industries, Ltd. 7.000%	12,019,340

		69,479,882

	Industrials (1.3%)
92,000	Stanley Black & Decker, Inc.^ 6.250%	10,894,640

	Materials (0.7%)
138,150	Alcoa, Inc.^ 5.375%	5,260,752

	Telecommunication Services (1.6%)
52,300	Frontier Communications Corp. 11.125%	5,454,890
113,500	T-Mobile USA, Inc. 5.500%	7,696,435

		13,151,325

112	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE
	Utilities (2.4%)
140,600	Dominion Resources, Inc. 6.375%	$6,935,798
130,000	Exelon Corp.^ 6.500%	6,299,800
104,000	NextEra Energy, Inc. 5.799%	6,286,800

		19,522,398

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $239,172,841)	245,467,496

COMMON STOCKS (1.4%)
	Information Technology (1.4%)
115,500	Finisar Corp.#	1,901,130
127,000	Lam Research Corp.	9,702,800

	TOTAL COMMON STOCKS (Cost $12,400,227)	11,603,930

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (2.3%)
19,101,702	Fidelity Prime Money Market Fund - Institutional Class (Cost $19,101,702)	19,101,702

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (6.7%)
	Federal Home Loan Bank Discount Notes
11,772,040	0.000%, 06/15/16	11,772,040
9,418,736	0.000%, 05/24/16	9,418,736
7,064,248	0.000%, 05/02/16	7,064,248
10,874,017	Fidelity Prime Money Market Fund - Institutional Class	10,874,017
7,276,223	Goldman Sachs Financial Square Prime Obligations Fund	7,276,223
8,458,818	Morgan Stanley Institutional Liquidity Fund	8,458,818

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $54,864,082)	54,864,082

TOTAL INVESTMENTS (107.5%) (Cost $877,901,158)		876,998,718

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.7%)		(54,864,082)

LIABILITIES, LESS OTHER ASSETS (-0.8%)		(6,313,093)

NET ASSETS (100.0%)		$815,821,543

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	European Monetary Unit	07/21/16	4,471,000	$5,132,006	$(91,584)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2016.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	113

Global Convertible Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (70.8%)
		Consumer Discretionary (10.4%)
		Ctrip.com International, Ltd.
410,000		1.000%, 07/01/20*	$450,951
360,000		1.250%, 10/15/18	459,290
50,000,000	JPY	Iida Group Holdings Company, Ltd. 0.000%, 06/18/20	500,005
560,000		Liberty Media Corp. 1.375%, 10/15/23	563,881
		Priceline Group, Inc.
785,000		1.000%, 03/15/18	1,159,853
725,000		0.900%, 09/15/21	749,360
90,000,000	JPY	Sony Corp. 0.000%, 09/30/22	855,314
1,000,000	EUR	Steinhoff Finance Holdings, GmbH 1.250%, 08/11/22	1,184,306
		Tesla Motors, Inc.
1,395,000		1.250%, 03/01/21	1,283,002
610,000		0.250%, 03/01/19	574,287

			7,780,249

		Energy (1.1%)
1,060,000		Whiting Petroleum Corp.* 1.250%, 04/01/20	802,680

		Financials (17.1%)
		Ares Capital Corp.
435,000		4.750%, 01/15/18	453,350
155,000		4.375%, 01/15/19	160,354
800,000	EUR	AURELIUS, SE & Co. KGaA 1.000%, 12/01/20	1,041,506
1,000,000		AYC Finance, Ltd. 0.500%, 05/02/19	1,047,602
1,500,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	1,997,710
400,000	EUR	Beni Stabili S.p.A SIIQ 0.875%, 01/31/21	456,989
400,000	GBP	British Land White 2015, Ltd. 0.000%, 06/09/20	557,853
1,040,000		Colony Starwood Homes 3.000%, 07/01/19	1,039,600
1,951,013	EUR	Credit Agricole, SA 0.000%, 12/06/16	1,584,058
1,200,000	EUR	Cromwell SPV Finance Pty, Ltd. 2.000%, 02/04/20	1,340,547
505,000	CAD	Element Financial Corp.* 4.250%, 06/30/20	392,396
800,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	977,389
200,000	EUR	LEG Immobilien, AG 0.500%, 07/01/21	344,180
20,000		PRA Group, Inc. 3.000%, 08/01/20	17,165

PRINCIPAL AMOUNT			VALUE
608,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	$619,525
94,000	EUR	Unibail-Rodamco, SE 0.000%, 01/01/22	379,773
400,000		Yamaguchi Financial Group, Inc.‡ 0.130%, 03/26/20	377,700

			12,787,697

		Health Care (9.3%)
355,000		Anacor Pharmaceuticals, Inc.* 2.000%, 04/15/23	407,703
		BioMarin Pharmaceutical, Inc.
330,000		0.750%, 10/15/18	388,676
225,000		1.500%, 10/15/20	274,143
241,000		Emergent Biosolutions, Inc. 2.875%, 01/15/21	329,163
580,000		Hologic, Inc.‡ 0.000%, 12/15/43	718,681
		Illumina, Inc.
235,000		0.000%, 06/15/19^	234,538
95,000		0.500%, 06/15/21	98,127
415,000	SGD	Indah Capital, Ltd. 0.000%, 10/24/18	360,132
800,000	EUR	Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	1,027,215
1,320,000		Molina Healthcare, Inc. 1.625%, 08/15/44	1,479,146
845,000		NuVasive, Inc.* 2.250%, 03/15/21	952,890
600,000		QIAGEN, NV 0.875%, 03/19/21	650,007

			6,920,421

		Industrials (8.8%)
500,000	GBP	Carillion Finance Jersey, Ltd. 2.500%, 12/19/19	708,433
355,000		Greenbrier Companies, Inc. 3.500%, 04/01/18	389,288
90,000,000	JPY	Japan Airport Terminal Company, Ltd. 0.000%, 03/06/20	847,353
200,000		Larsen & Toubro, Ltd. 0.675%, 10/22/19	185,794
60,000,000	JPY	Lixil Group Corp. 0.000%, 03/04/22	556,328
1,000,000		MISUMI Group, Inc. 0.000%, 10/22/18	1,265,075
500,000	EUR	Prysmian S.p.A. 1.250%, 03/08/18	639,242
1,506,000	EUR	Safran, SA 0.000%, 12/31/20	1,610,543
335,000		Trinity Industries, Inc. 3.875%, 06/01/36	366,996

			6,569,052

114	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT			VALUE
		Information Technology (20.7%)
1,000,000		Advanced Semiconductor Engineering, Inc. 0.000%, 03/27/18	$911,560
919,000		Citrix Systems, Inc. 0.500%, 04/15/19	1,035,957
348,000		Euronet Worldwide, Inc. 1.500%, 10/01/44	426,427
		FireEye, Inc.*
348,000		1.000%, 06/01/35	301,925
330,000		1.625%, 06/01/35	272,625
320,000		Inphi Corp.* 1.125%, 12/01/20	335,742
		Intel Corp.
330,000		2.950%, 12/15/35	410,431
235,000		3.250%, 08/01/39	357,013
720,000		LinkedIn Corp. 0.500%, 11/01/19	672,714
795,000		Microchip Technology, Inc. 1.625%, 02/15/25	827,575
215,000		Micron Technology, Inc. 2.125%, 02/15/33	261,861
795,000		NVIDIA Corp. 1.000%, 12/01/18	1,417,163
600,000		NXP Semiconductors, NV 1.000%, 12/01/19	680,775
600,000		Qihoo 360 Technology Company, Ltd. 1.750%, 08/15/21	593,352
535,000		Red Hat, Inc.^ 0.250%, 10/01/19	658,005
900,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	847,533
1,465,000		Salesforce.com, Inc. 0.250%, 04/01/18	1,847,570
335,000		SanDisk Corp. 1.500%, 08/15/17	523,881
230,000		Synchronoss Technologies, Inc. 0.750%, 08/15/19	223,545
405,000		Take-Two Interactive Software, Inc. 1.000%, 07/01/18	663,991
		Twitter, Inc.
345,000		1.000%, 09/15/21	289,217
325,000		0.250%, 09/15/19	283,899
		Workday, Inc.
495,000		1.500%, 07/15/20	579,355
295,000		0.750%, 07/15/18	331,129
690,000		Yahoo!, Inc. 0.000%, 12/01/18	693,640

			15,446,885

		Materials (1.1%)
600,000	EUR	Buzzi Unicem, S.p.A. 1.375%, 07/17/19	845,261

PRINCIPAL AMOUNT			VALUE
		Telecommunication Services (2.3%)
1,500,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	$1,718,262

		TOTAL CONVERTIBLE BONDS (Cost $53,342,103)	52,870,507

SYNTHETIC CONVERTIBLE SECURITIES (7.8%) ¤
Corporate Bonds (7.2%)
		Consumer Discretionary (1.9%)
445,000		CalAtlantic Group, Inc. 6.625%, 05/01/20	493,116
625,000		D.R. Horton, Inc. 3.750%, 03/01/19	640,625
284,000		Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	282,047

			1,415,788

		Energy (0.1%)
50,000		Gulfport Energy Corp. 7.750%, 11/01/20	50,719

		Health Care (0.6%)
445,000		HCA Holdings, Inc. 6.250%, 02/15/21	484,216

		Industrials (2.2%)
450,000		AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 5.000%, 10/01/21	476,156
695,000		Icahn Enterprises, LP 4.875%, 03/15/19	693,697
455,000		United Continental Holdings, Inc. 6.375%, 06/01/18	480,025

			1,649,878

		Materials (1.2%)
305,000		Chemtura Corp. 5.750%, 07/15/21	305,381
300,000	EUR	Huntsman International, LLC 5.125%, 04/15/21	354,250
200,000	EUR	INEOS Group Holdings, SA 5.750%, 02/15/19	235,594

			895,225

		Telecommunication Services (1.2%)
283,000		Sprint Corp. 7.250%, 09/15/21	227,815
645,000		T-Mobile USA, Inc. 6.250%, 04/01/21	677,653

			905,468

		TOTAL CORPORATE BONDS	5,401,294

See accompanying Notes to Schedule of Investments	www.calamos.com	115

Global Convertible Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF CONTRACTS			VALUE
Purchased Options (0.6%) #
		Consumer Discretionary (0.2%)
320		Lennar Corp. Call, 05/20/16, Strike $45.00	$45,120
80	EUR	LVMH Moet Hennessy Louis Vuitton, SE Call, 12/16/16, Strike 150.00	93,940

			139,060

		Financials (0.0%)
195	EUR	UniCredit S.p.A Call, 06/17/16, Strike 5.60	2,344

		Industrials (0.1%)
255	EUR	Airbus Group Call, 06/17/16, Strike 60.00	11,096
125	GBP	International Consolidated Air Call, 07/15/16, Strike 5.80	18,721
95	EUR	Siemens, AG Call, 12/16/16, Strike 94.00	62,929

			92,746

		Information Technology (0.2%)
145		Apple, Inc. Call, 01/20/17, Strike $110.00	40,238
255		Lam Research Corp. Call, 01/20/17, Strike $82.50	114,750

			154,988

		Telecommunication Services (0.1%)
450	GBP	Vodafone Group, PLC Call, 12/16/16, Strike 2.20	84,943

		TOTAL PURCHASED OPTIONS	474,081

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $6,454,901)	5,875,375

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (15.4%)
		Energy (2.5%)
6,510		Hess Corp. 8.000%	494,890
28,040		Southwestern Energy Company 6.250%	888,588
9,770		WPX Energy, Inc. 6.250%	461,828

			1,845,306

		Financials (7.0%)
6,345		American Tower Corp. 5.250%	673,458
1,610		Bank of America Corp. 7.250%	1,897,063
6,565		Crown Castle International Corp. 4.500%	697,302
1,565		Wells Fargo & Company 7.500%	1,949,990

			5,217,813

NUMBER OF SHARES		VALUE
	Health Care (4.4%)
1,610	Allergan, PLC 5.500%	$1,306,499
24,490	Anthem, Inc. 5.250%	1,135,111
970	Teva Pharmaceutical Industries, Ltd. 7.000%	873,970

		3,315,580

	Utilities (1.5%)
8,205	Exelon Corp. 6.500%	397,614
12,075	NextEra Energy, Inc. 5.799%	729,934

		1,127,548

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $11,272,894)	11,506,247

SHORT TERM INVESTMENT (5.4%)
3,987,549	Fidelity Prime Money Market Fund - Institutional Class (Cost $3,987,549)	3,987,549

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.1%)
	Federal Home Loan Bank Discount Notes
175,563	0.000%, 06/15/16	175,563
140,467	0.000%, 05/24/16	140,467
105,353	0.000%, 05/02/16	105,353
162,170	Fidelity Prime Money Market Fund - Institutional Class	162,170
108,514	Goldman Sachs Financial Square Prime Obligations Fund	108,514
126,151	Morgan Stanley Institutional Liquidity Fund	126,151

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $818,218)	818,218

TOTAL INVESTMENTS (100.5%) (Cost $75,875,665)		75,057,896

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.1%)		(818,218)

OTHER ASSETS, LESS LIABILITIES (0.6%)		416,243

NET ASSETS (100.0%)		$74,655,921

116	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Convertible Fund    Schedule of Investments April 30, 2016 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2016.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2016

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$53,421,751	71.2%
European Monetary Unit	16,754,667	22.3%
Japanese Yen	2,759,000	3.7%
British Pound Sterling	1,369,950	1.8%
Canadian Dollar	392,396	0.5%
Singapore Dollar	360,132	0.5%
Total Investments	$75,057,896	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	117

Total Return Bond Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (87.2%)
	Consumer Discretionary (18.9%)
1,000,000	BMW US Capital, LLC* 2.000%, 04/11/21	$1,005,280
1,000,000	Carnival Corp. 3.950%, 10/15/20	1,066,485
500,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	531,250
500,000	CCO Safari II, LLC* 4.464%, 07/23/22	532,187
1,000,000	Comcast Corp. 2.750%, 03/01/23	1,034,830
500,000	Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18	524,922
	Dana Holding Corp.
250,000	6.750%, 02/15/21	259,219
250,000	5.375%, 09/15/21	256,406
500,000	DISH DBS Corp. 4.250%, 04/01/18	510,313
250,000	DR Horton, Inc. 4.750%, 02/15/23	258,281
500,000	Expedia, Inc. 5.950%, 08/15/20	553,145
500,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	577,167
500,000	General Motors Company, Inc. 3.500%, 10/02/18	516,250
445,000	Goodyear Tire & Rubber Company 8.750%, 08/15/20	527,325
1,000,000	Harley-Davidson Financial Services, Inc.* 2.150%, 02/26/20	1,007,265
1,000,000	Home Depot, Inc. 2.625%, 06/01/22	1,034,760
1,000,000	Interpublic Group of Companies, Inc. 2.250%, 11/15/17	999,505
500,000	L Brands, Inc. 5.625%, 02/15/22	551,250
500,000	Lamar Media Corp.* 5.750%, 02/01/26	530,312
500,000	Lennar Corp. 4.500%, 06/15/19	519,063
500,000	Macy’s, Inc. 3.875%, 01/15/22	511,778
500,000	Mattel, Inc. 2.350%, 05/06/19	507,075
587,000	Netflix, Inc. 5.500%, 02/15/22	615,249
1,000,000	Ralph Lauren Corp. 2.125%, 09/26/18	1,019,525
250,000	Royal Caribbean Cruises, Ltd. 5.250%, 11/15/22	269,219

PRINCIPAL AMOUNT		VALUE
250,000	Sirius XM Radio, Inc.* 6.000%, 07/15/24	$264,688
1,000,000	Time Warner, Inc. 3.600%, 07/15/25	1,043,615
1,000,000	TJX Companies, Inc. 2.750%, 06/15/21	1,046,600
500,000	Toll Brothers Finance Corp. 5.625%, 01/15/24	525,000
500,000	ZF North America Capital, Inc.* 4.500%, 04/29/22	512,188

		19,110,152

	Consumer Staples (5.6%)
1,000,000	Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	1,055,375
1,000,000	Coca-Cola Company 2.450%, 11/01/20	1,042,615
1,000,000	Diageo, PLC 1.500%, 05/11/17	1,005,750
1,000,000	General Mills, Inc. 2.200%, 10/21/19	1,022,545
500,000	Smithfield Foods, Inc.* 5.250%, 08/01/18	509,062
1,000,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	1,050,500

		5,685,847

	Energy (4.3%)
1,000,000	Chevron Corp. 1.961%, 03/03/20	1,012,655
265,000	Cimarex Energy Company 5.875%, 05/01/22	279,530
1,000,000	Exxon Mobil Corp. 2.709%, 03/06/25	1,021,150
500,000	Hess Corp. 8.125%, 02/15/19	562,187
500,000	SESI, LLC 7.125%, 12/15/21	431,875
1,000,000	Shell International Finance, BV 3.250%, 05/11/25	1,033,360

		4,340,757

	Financials (22.0%)
500,000	Ally Financial, Inc. 3.250%, 09/29/17	501,250
1,000,000	American Express Company 2.600%, 09/14/20	1,023,465
500,000	American Tower Corp. 5.900%, 11/01/21	573,942
1,000,000	AON Corp. 5.000%, 09/30/20	1,108,175
1,500,000	Bank of America Corp. 4.125%, 01/22/24	1,592,152
1,000,000	Bank of New York Mellon Corp. 2.800%, 05/04/26	1,006,520

118	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE
1,000,000	BB&T Corp. 2.850%, 04/01/21	$1,032,380
1,000,000	Berkshire Hathaway, Inc. 2.750%, 03/15/23	1,031,705
500,000	Capital One NA/Mclean VA 2.950%, 07/23/21	507,963
500,000	Citigroup, Inc. 2.650%, 10/26/20	505,438
198,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	208,148
1,000,000	Fifth Third Bancorp 2.300%, 03/01/19	1,019,085
1,000,000	Franklin Resources, Inc. 2.850%, 03/30/25	1,004,910
250,000	GLP Capital, LP / GLP Financing II, Inc. 4.375%, 04/15/21	255,781
1,000,000	Goldman Sachs Group, Inc. 4.250%, 10/21/25	1,022,290
	JPMorgan Chase & Company
1,500,000	3.875%, 09/10/24	1,551,517
500,000	3.875%, 02/01/24	536,263
	Morgan Stanley
1,000,000	2.500%, 04/21/21	1,002,450
500,000	3.875%, 01/27/26	520,145
1,000,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	1,042,430
500,000	Royal Bank Of Canada 2.350%, 10/30/20	508,223
1,000,000	Simon Property Group, LP 3.375%, 10/01/24	1,063,150
1,000,000	Toronto-Dominion Bank 2.125%, 07/02/19	1,014,200
1,000,000	US Bancorp 3.600%, 09/11/24	1,056,725
1,500,000	Wells Fargo & Company 4.125%, 08/15/23	1,604,437

		22,292,744

	Health Care (8.8%)
500,000	AbbVie, Inc. 1.750%, 11/06/17	502,828
1,000,000	Actavis, PLC 1.875%, 10/01/17	1,003,245
1,000,000	Celgene Corp. 1.900%, 08/15/17	1,008,160
250,000	Community Health Systems, Inc. 5.125%, 08/15/18	254,531
500,000	Edwards Lifesciences Corp. 2.875%, 10/15/18	512,388
1,000,000	Express Scripts Holding Company 2.650%, 02/15/17	1,011,855
1,000,000	Gilead Sciences, Inc. 3.650%, 03/01/26	1,069,590

PRINCIPAL AMOUNT		VALUE
500,000	HCA, Inc. 3.750%, 03/15/19	$514,062
1,000,000	Johnson & Johnson 2.450%, 03/01/26	1,008,425
1,000,000	Metropolitan Life Global Funding I* 2.300%, 04/10/19	1,018,705
1,000,000	Thermo Fisher Scientific, Inc. 1.850%, 01/15/18	1,006,770

		8,910,559

	Industrials (7.8%)
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
500,000	5.000%, 10/01/21	529,062
250,000	4.625%, 10/30/20	261,094
500,000	Air Lease Corp. 5.625%, 04/01/17	516,563
500,000	American Airlines Group, Inc. 6.125%, 06/01/18	521,562
1,000,000	Boeing Company 2.200%, 10/30/22	1,014,240
1,000,000	Eaton Corp. 1.500%, 11/02/17	1,003,850
447,000	Huntington Ingalls Industries, Inc.* 5.000%, 12/15/21	470,747
500,000	PACCAR Financial Corp. 1.600%, 03/15/17	503,533
1,000,000	Parker-Hannifin Corp. 5.500%, 05/15/18	1,083,700
1,000,000	Roper Technologies, Inc. 1.850%, 11/15/17	1,004,315
500,000	Southwest Airlines Company 2.750%, 11/06/19	514,833
500,000	Verisk Analytics, Inc. 4.125%, 09/12/22	521,582

		7,945,081

	Information Technology (11.8%)
500,000	Activision Blizzard, Inc.* 5.625%, 09/15/21	526,250
500,000	Alibaba Group Holding Company 3.125%, 11/28/21	508,662
500,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	483,750
500,000	Alphabet, Inc. 3.625%, 05/19/21	550,200
1,000,000	Amphenol Corp. 4.000%, 02/01/22	1,058,735
1,000,000	Apple, Inc. 4.375%, 05/13/45	1,059,085
500,000	Cardtronics, Inc. 5.125%, 08/01/22	502,188
500,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	512,187

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Total Return Bond Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE
1,000,000	Electronic Arts, Inc. 4.800%, 03/01/26	$1,070,175
500,000	Fiserv, Inc. 3.500%, 10/01/22	524,522
500,000	Flextronics International, Ltd. 4.750%, 06/15/25	499,375
1,000,000	Hewlett Packard Enterprise Company* 4.900%, 10/15/25	1,038,625
1,000,000	Microsoft Corp. 3.125%, 11/03/25	1,054,660
450,000	Nuance Communications, Inc.* 5.375%, 08/15/20	462,938
1,000,000	Oracle Corp. 2.250%, 10/08/19	1,030,555
1,000,000	Visa, Inc. 2.200%, 12/14/20	1,025,630

		11,907,537

	Materials (2.0%)
500,000	Alcoa, Inc.^ 5.125%, 10/01/24	489,063
217,000	Barrick Gold Corp. 6.950%, 04/01/19	241,789
1,000,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	1,043,915
240,000	Kaiser Aluminum Corp.* 5.875%, 05/15/24	246,000

		2,020,767

	Telecommunication Services (4.0%)
1,000,000	AT&T, Inc. 3.000%, 06/30/22	1,015,070
1,000,000	British Telecommunications, PLC 2.350%, 02/14/19	1,021,445
500,000	Frontier Communications Corp.* 10.500%, 09/15/22	516,250
500,000	Sprint Corp. 7.250%, 09/15/21	402,500
500,000	T-Mobile USA, Inc. 6.625%, 11/15/20	516,563
500,000	Verizon Communications, Inc. 5.150%, 09/15/23	574,872

		4,046,700

	Utilities (2.0%)
1,000,000	NextEra Energy, Inc. 2.700%, 09/15/19	1,023,460
1,000,000	Southern Company 2.150%, 09/01/19	1,011,335

		2,034,795

	TOTAL CORPORATE BONDS (Cost $85,607,692)	88,294,939

PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (10.1%)
	Other (10.1%)
	United States Treasury Note
3,000,000	1.625%, 02/15/26	$2,946,328
2,000,000	1.750%, 12/31/20	2,044,141
1,500,000	2.000%, 02/15/25	1,527,920
1,200,000	2.000%, 08/15/25	1,220,367
1,000,000	1.750%, 09/30/22	1,012,402
1,000,000	1.500%, 02/28/23	993,809
500,000	1.500%, 03/31/23	496,621

	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $10,127,863)	10,241,588

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (3.4%)
3,401,972	Fidelity Prime Money Market Fund - Institutional Class (Cost $3,401,972)	3,401,972

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.5%)
	Federal Home Loan Bank Discount Notes
105,138	0.000%, 06/15/16	105,138
84,120	0.000%, 05/24/16	84,120
63,092	0.000%, 05/02/16	63,092
97,118	Fidelity Prime Money Market Fund - Institutional Class	97,118
64,985	Goldman Sachs Financial Square Prime Obligations Fund	64,985
75,547	Morgan Stanley Institutional Liquidity Fund	75,547

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $490,000)	490,000

TOTAL INVESTMENTS (101.2%) (Cost $99,627,527)		102,428,499

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.5%)		(490,000)

LIABILITIES, LESS OTHER ASSETS (-0.7%)		(682,524)

NET ASSETS (100.0%)		$101,255,975

120	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2016 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

See accompanying Notes to Financial Statements	www.calamos.com	121

High Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (95.0%)
	Consumer Discretionary (26.0%)
350,000	Altice Luxembourg, SA* 7.750%, 05/15/22	$350,437
750,000	CalAtlantic Group, Inc. 6.625%, 05/01/20	831,094
1,015,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	1,078,437
870,000	Cedar Fair, LP 5.375%, 06/01/24	911,325
469,000	Century Communities, Inc. 6.875%, 05/15/22	457,861
500,000	Cooper Tire & Rubber Company 8.000%, 12/15/19	571,875
	Dana Holding Corp.
800,000	5.375%, 09/15/21	820,500
460,000	5.500%, 12/15/24^	448,500
805,000	DISH DBS Corp. 5.125%, 05/01/20	813,050
750,000	DR Horton, Inc. 4.750%, 02/15/23	774,844
600,000	GameStop Corp.*^ 5.500%, 10/01/19	585,000
1,250,000	General Motors Company, Inc. 3.500%, 10/02/18	1,290,625
515,000	Golden Nugget Escrow, Inc.* 8.500%, 12/01/21	534,956
510,000	Goodyear Tire & Rubber Company 5.125%, 11/15/23	529,444
	L Brands, Inc.
850,000	6.875%, 11/01/35	935,000
500,000	5.625%, 02/15/22	551,250
750,000	Lamar Media Corp.* 5.750%, 02/01/26	795,469
800,000	Lennar Corp. 4.500%, 06/15/19	830,500
825,000	Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	819,328
445,000	Meritage Homes Corp. 7.000%, 04/01/22	480,322
720,000	NCL Corp., Ltd. - Class C* 4.625%, 11/15/20	732,150
500,000	Neiman Marcus Group Ltd., LLC*^ 8.000%, 10/15/21	435,625
750,000	Netflix, Inc. 5.375%, 02/01/21	795,000
	Numericable-SFR, SA*
675,000	6.000%, 05/15/22	680,062
400,000	7.375%, 05/01/26	407,000
560,000	Penske Automotive Group, Inc. 5.375%, 12/01/24	565,250
515,000	Reliance Intermediate Holdings, LP* 6.500%, 04/01/23	539,141
308,000	Sally Holdings, LLC / Sally Capital, Inc. 5.625%, 12/01/25	330,523

PRINCIPAL AMOUNT		VALUE

615,000	Service Corp. International 5.375%, 05/15/24	$655,359
865,000	Sirius XM Radio, Inc.* 6.000%, 07/15/24	915,819
875,000	Six Flags Entertainment Corp.* 5.250%, 01/15/21	907,266
575,000	Speedway Motorsports, Inc. 5.125%, 02/01/23	593,328
775,000	Time, Inc.* 5.750%, 04/15/22	745,453
850,000	Toll Brothers Finance Corp. 5.625%, 01/15/24	892,500
1,000,000	ZF North America Capital, Inc.* 4.500%, 04/29/22	1,024,375

		24,628,668

	Consumer Staples (4.5%)
742,000	Alphabet Holding Company, Inc. 7.750%, 11/01/17	750,878
485,000	Fresh Market, Inc. 9.750%, 05/01/23	478,634
765,000	JBS USA, LLC* 7.250%, 06/01/21	787,472
500,000	Land O’Lakes, Inc.* 6.000%, 11/15/22	532,500
233,000	NBTY, Inc.* 7.625%, 05/15/21	237,078
	Post Holdings, Inc.
464,000	7.375%, 02/15/22	489,810
170,000	7.750%, 03/15/24*	185,619
725,000	Smithfield Foods, Inc. 6.625%, 08/15/22	765,328

		4,227,319

	Energy (7.6%)
370,000	Atwood Oceanics, Inc. 6.500%, 02/01/20	245,356
420,000	Bill Barrett Corp. 7.000%, 10/15/22	308,175
515,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp.* 6.125%, 11/15/22	454,487
530,000	Bonanza Creek Energy, Inc. 6.750%, 04/15/21	208,688
188,000	Calumet Specialty Products Partners, LP 6.500%, 04/15/21	130,425
	Carrizo Oil & Gas, Inc.
500,000	7.500%, 09/15/20	506,875
375,000	6.250%, 04/15/23^	362,813
981,000	Drill Rigs Holdings, Inc.*^ 6.500%, 10/01/17	608,220
535,000	Energy Transfer Equity, LP 5.500%, 06/01/27	461,772
807,000	Gulfmark Offshore, Inc. 6.375%, 03/15/22	369,202

122	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Gulfport Energy Corp.
535,000	7.750%, 11/01/20	$542,691
445,000	6.625%, 05/01/23	431,372
645,000	Laredo Petroleum, Inc.^ 6.250%, 03/15/23	603,075
575,000	Oasis Petroleum, Inc.^ 6.875%, 01/15/23	516,781
600,000	Pacific Drilling, SA*^ 5.375%, 06/01/20	183,000
500,000	Petroleum Geo-Services, ASA* 7.375%, 12/15/18	377,812
500,000	QEP Resources, Inc. 6.875%, 03/01/21	499,062
219,000	Rice Energy, Inc. 7.250%, 05/01/23	221,601
1,186,000	W&T Offshore, Inc. 8.500%, 06/15/19	194,949

		7,226,356

	Financials (7.9%)
1,250,000	Ally Financial, Inc. 4.750%, 09/10/18	1,282,812
565,000	Brookfield Residential Properties, Inc.*^ 6.375%, 05/15/25	509,206
960,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	1,009,200
900,000	Equinix, Inc. 5.375%, 04/01/23	942,188
925,000	ESH Hospitality, Inc.* 5.250%, 05/01/25	916,328
640,000	First Cash Financial Services, Inc. 6.750%, 04/01/21	631,600
845,000	GLP Capital, LP / GLP Financing II, Inc. 5.375%, 04/15/26	881,969
760,000	Iron Mountain, Inc. 6.000%, 08/15/23	811,775
550,000	Quicken Loans, Inc.* 5.750%, 05/01/25	518,031

		7,503,109

	Health Care (10.8%)
900,000	Acadia Healthcare Company, Inc. 5.625%, 02/15/23	924,187
850,000	Alere, Inc. 6.500%, 06/15/20	843,625
750,000	Community Health Systems, Inc. 5.125%, 08/15/18	763,594
500,000	DaVita HealthCare Partners, Inc. 5.125%, 07/15/24	510,938
575,000	Endo, Ltd.* 6.000%, 07/15/23	566,734
835,000	ExamWorks Group, Inc. 5.625%, 04/15/23	898,147
975,000	HCA Holdings, Inc. 6.250%, 02/15/21	1,060,922

PRINCIPAL AMOUNT		VALUE

831,000	HCA, Inc. 4.750%, 05/01/23	$854,372
255,000	Hologic, Inc.* 5.250%, 07/15/22	268,866
400,000	Jaguar Holding Company II / Pharmaceutical Product Development, LLC* 6.375%, 08/01/23	418,000
575,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	540,500
500,000	Surgical Care Affiliates, Inc.* 6.000%, 04/01/23	512,187
558,000	Teleflex, Inc. 5.250%, 06/15/24	584,156
840,000	Tenet Healthcare Corp. 6.750%, 02/01/20	852,600
500,000	Valeant Pharmaceuticals International, Inc.* 7.250%, 07/15/22	443,125
200,000	VPII Escrow Corp.* 6.750%, 08/15/18	193,750

		10,235,703

	Industrials (14.2%)
655,000	ACCO Brands Corp.^ 6.750%, 04/30/20	695,937
	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
685,000	4.625%, 10/30/20	715,397
575,000	5.000%, 10/01/21	608,422
315,000	Air Lease Corp. 3.875%, 04/01/21	322,377
1,000,000	American Airlines Group, Inc. 6.125%, 06/01/18	1,043,125
557,000	Garda World Security Corp.* 7.250%, 11/15/21	456,044
790,000	GrafTech International, Ltd. 6.375%, 11/15/20	510,538
865,000	Huntington Ingalls Industries, Inc.* 5.000%, 11/15/25	910,953
606,000	Icahn Enterprises, LP 5.875%, 02/01/22	581,381
725,000	Meritor, Inc. 6.750%, 06/15/21	679,234
	Michael Baker International, LLC*
688,800	8.875%, 04/15/19	497,658
459,000	8.250%, 10/15/18	441,214
795,000	Multi-Color Corp.* 6.125%, 12/01/22	810,900
490,000	Navistar International Corp. 8.250%, 11/01/21	355,863
960,000	Oshkosh Corp. 5.375%, 03/01/25	985,800
765,000	Spirit AeroSystems Holdings, Inc. 5.250%, 03/15/22	805,950

See accompanying Notes to Schedule of Investments	www.calamos.com	123

High Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE

490,000	Terex Corp. 6.000%, 05/15/21	$487,244
575,000	Titan International, Inc.^ 6.875%, 10/01/20	498,813
500,000	TransDigm, Inc. 5.500%, 10/15/20	509,375
700,000	United Continental Holdings, Inc. 6.375%, 06/01/18	738,500
750,000	United Rentals North America, Inc. 7.625%, 04/15/22	802,500

		13,457,225

	Information Technology (7.0%)
1,185,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	1,146,487
660,000	Amkor Technology, Inc. 6.625%, 06/01/21	643,088
700,000	Belden, Inc.* 5.500%, 09/01/22	713,563
956,000	Cardtronics, Inc. 5.125%, 08/01/22	960,182
825,000	CDW, LLC / CDW Finance Corp. 5.000%, 09/01/23	845,109
780,000	CommScope Technologies Finance, LLC* 6.000%, 06/15/25	802,425
802,000	First Data Corp.* 7.000%, 12/01/23	828,065
640,000	Nuance Communications, Inc.* 5.375%, 08/15/20	658,400

		6,597,319

	Materials (9.7%)
640,000	Alcoa, Inc.^ 5.125%, 10/01/24	626,000
699,000	ArcelorMittal^ 6.500%, 03/01/21	717,786
335,000	Ball Corp. 5.250%, 07/01/25	353,425
1,195,000	Cascades, Inc.* 5.750%, 07/15/23	1,142,719
913,000	Chemtura Corp. 5.750%, 07/15/21	914,141
865,000	Constellium, NV* 8.000%, 01/15/23	753,091
	First Quantum Minerals, Ltd.*
160,000	7.000%, 02/15/21	129,800
160,000	6.750%, 02/15/20	133,500
850,000	Huntsman International, LLC^ 5.125%, 11/15/22	854,250
	INEOS Group Holdings, SA*^
550,000	6.125%, 08/15/18	560,312
350,000	5.875%, 02/15/19	356,781
220,000	Kaiser Aluminum Corp. 5.875%, 05/15/24	225,500

PRINCIPAL AMOUNT		VALUE

605,000	New Gold, Inc.* 6.250%, 11/15/22	$558,113
875,000	Trinseo Materials Operating, SCA* 6.750%, 05/01/22	905,625
855,000	Vulcan Materials Company 4.500%, 04/01/25	914,850

		9,145,893

	Telecommunication Services (6.7%)
542,000	CenturyLink, Inc. 6.750%, 12/01/23	537,596
	Frontier Communications Corp.
745,000	7.625%, 04/15/24	665,378
275,000	10.500%, 09/15/22*	283,938
850,000	Inmarsat Finance, PLC* 4.875%, 05/15/22	804,844
195,000	Intelsat Jackson Holdings, SA* 8.000%, 02/15/24	201,459
950,000	SBA Communications Corp. 4.875%, 07/15/22	958,906
2,145,000	Sprint Corp. 7.250%, 09/15/21	1,726,725
1,070,000	T-Mobile USA, Inc. 6.625%, 04/01/23	1,144,900

		6,323,746

	Utilities (0.6%)
500,000	NRG Energy, Inc. 7.875%, 05/15/21	520,625

	TOTAL CORPORATE BONDS (Cost $93,679,486)	89,865,963

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (1.3%)
	Financials (0.4%)
3,848	Crown Castle International Corp. 4.500%	408,716

	Health Care (0.4%)
500	Allergan, PLC 5.500%	405,745

	Utilities (0.5%)
8,400	Dominion Resources, Inc. 6.375%	414,372

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,353,680)	1,228,833

SHORT TERM INVESTMENT (3.0%)
2,849,151	Fidelity Prime Money Market Fund - Institutional Class (Cost $2,849,151)	2,849,151

124	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (7.6%)
	Federal Home Loan Bank Discount Notes
1,544,892	0.000%, 06/15/16	$1,544,892
1,236,058	0.000%, 05/24/16	1,236,058
927,069	0.000%, 05/02/16	927,069
1,427,041	Fidelity Prime Money Market Fund - Institutional Class	1,427,041
954,888	Goldman Sachs Financial Square Prime Obligations Fund	954,888
1,110,084	Morgan Stanley Institutional Liquidity Fund	1,110,084

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $7,200,032)	7,200,032

TOTAL INVESTMENTS (106.9%) (Cost $105,082,349)		101,143,979

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-7.6%)		(7,200,032)

OTHER ASSETS, LESS LIABILITIES (0.7%)		642,979

NET ASSETS (100.0%)		$94,586,926

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

See accompanying Notes to Financial Statements	www.calamos.com	125

Market Neutral Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CONVERTIBLE BONDS (37.7%)
	Consumer Discretionary (7.1%)
	CalAtlantic Group, Inc.~
12,000,000	1.625%, 05/15/18	$14,392,440
6,500,000	1.250%, 08/01/32	6,814,145
	Ctrip.com International, Ltd.~
26,000,000	1.250%, 10/15/18	33,170,930
10,000,000	1.990%, 07/01/25*	11,175,300
4,000,000	GNC Holdings, Inc.* 1.500%, 08/15/20	3,142,940
	Jarden Corp.~
12,000,000	1.875%, 09/15/18	23,122,440
5,000,000	1.500%, 06/15/19	7,870,000
4,310,602	Liberty Interactive, LLC~* 1.000%, 09/30/43	3,744,835
10,000,000	Live Nation Entertainment, Inc.~ 2.500%, 05/15/19	9,983,350
4,000,000	M/I Homes, Inc.~^ 3.000%, 03/01/18	3,950,660
11,635,000	Meritage Homes Corp.~ 1.875%, 09/15/32	11,539,651
	Priceline Group, Inc.
15,000,000	1.000%, 03/15/18~	22,162,800
15,000,000	0.900%, 09/15/21^	15,504,000
10,000,000	Restoration Hardware Holdings, Inc.*^ 0.000%, 06/15/19	8,292,150
14,000,000	Shutterfly, Inc. 0.250%, 05/15/18	13,984,180
5,250,000	TAL Education Group^ 2.500%, 05/15/19	11,745,484
	Tesla Motors, Inc.
32,500,000	1.250%, 03/01/21~	29,890,738
10,000,000	1.500%, 06/01/18	19,260,150
15,000,000	Vipshop Holdings, Ltd.~ 1.500%, 03/15/19	15,429,075

		265,175,268

	Energy (1.2%)
22,500,000	Energy XXI, Ltd.@ 3.000%, 12/15/18	143,438
3,000,000	Helix Energy Solutions Group, Inc.^ 3.250%, 03/15/32	2,756,895
11,500,000	Petroleum Development Corp.~* 3.250%, 05/15/16	16,612,900
3,000,000	Renewable Energy Group, Inc. 2.750%, 06/15/19	2,737,500
	SEACOR Holdings, Inc.
5,000,000	2.500%, 12/15/27~	4,893,600
4,000,000	3.000%, 11/15/28^	3,376,480
6,000,000	Stone Energy Corp.~^ 1.750%, 03/01/17	2,025,660
15,000,000	Whiting Petroleum Corp.~* 1.250%, 04/01/20	11,358,675

		43,905,148

PRINCIPAL AMOUNT		VALUE

	Financials (2.1%)
4,000,000	American Residential Properties OP, LP~* 3.250%, 11/15/18	$4,148,780
4,821,000	AmTrust Financial Services, Inc.~ 2.750%, 12/15/44	3,644,845
3,000,000	2.750%, 12/15/44*	2,471,910
	Colony Starwood Homes
6,000,000	3.000%, 07/01/19	5,997,690
5,000,000	4.500%, 10/15/17	5,143,900
3,500,000	Cowen Group, Inc.~ 3.000%, 03/15/19	3,177,667
8,200,000	Extra Space Storage, LP*^ 3.125%, 10/01/35	9,070,799
6,000,000	Forestar Group, Inc. 3.750%, 03/01/20	5,254,200
1,000,000	FXCM, Inc. 2.250%, 06/15/18	623,935
10,000,000	NorthStar Realty Europe Corp.* 4.625%, 12/15/16	10,025,000
15,000,000	SL Green Operating Partnership, LP* 3.000%, 10/15/17	20,273,400
5,000,000	Starwood Property Trust, Inc. 3.750%, 10/15/17	4,983,400
8,000,000	Walter Investment Management Corp. 4.500%, 11/01/19	4,846,240

		79,661,766

	Health Care (6.0%)
7,500,000	Aceto Corp.~* 2.000%, 11/01/20	7,047,863
8,391,000	Acorda Therapeutics, Inc.~ 1.750%, 06/15/21	7,586,555
7,500,000	Alere, Inc.~ 3.000%, 05/15/16	7,538,325
5,000,000	Allscripts Healthcare Solutions, Inc.~ 1.250%, 07/01/20	5,159,700
10,000,000	AMAG Pharmaceuticals, Inc.~ 2.500%, 02/15/19	11,936,900
5,200,000	Anacor Pharmaceuticals, Inc.* 2.000%, 04/15/23	5,971,992
15,000,000	BioMarin Pharmaceutical, Inc.~ 0.750%, 10/15/18	17,667,075
9,500,000	Brookdale Senior Living, Inc.~ 2.750%, 06/15/18	9,472,592
7,500,000	Depomed, Inc.~ 2.500%, 09/01/21	8,328,225
3,500,000	Emergent Biosolutions, Inc.~ 2.875%, 01/15/21	4,780,370
12,500,000	Horizon Pharma Investment, Ltd.^ 2.500%, 03/15/22	10,953,625
3,804,000	Insulet Corp.~^ 2.000%, 06/15/19	3,745,647
17,500,000	Integra LifeSciences Holdings Corp.~ 1.625%, 12/15/16	23,775,587

126	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE

8,000,000	Ironwood Pharmaceuticals, Inc.* 2.250%, 06/15/22	$7,257,800
7,000,000	Ligand Pharmaceuticals, Inc.~ 0.750%, 08/15/19	11,827,830
	Medicines Company~
12,500,000	1.375%, 06/01/17	17,185,250
7,500,000	2.500%, 01/15/22	9,243,188
	Molina Healthcare, Inc.~
10,500,000	1.625%, 08/15/44	11,765,932
5,000,000	1.125%, 01/15/20	6,942,325
12,500,000	NuVasive, Inc.* 2.250%, 03/15/21	14,096,000
5,000,000	Quidel Corp.~ 3.250%, 12/15/20	4,616,725
8,000,000	Spectranetics Corp. 2.625%, 06/01/34	6,762,720
4,000,000	Teligent, Inc. 3.750%, 12/15/19	3,301,320
10,000,000	Wright Medical Group, Inc. 2.000%, 02/15/20	9,520,100

		226,483,646

	Industrials (0.9%)
4,000,000	Greenbrier Companies, Inc.^ 3.500%, 04/01/18	4,386,340
	Navistar International Corp.
10,000,000	4.750%, 04/15/19	6,719,200
10,000,000	4.500%, 10/15/18~	7,051,250
5,000,000	SolarCity Corp. 1.625%, 11/01/19	3,305,375
10,000,000	Trinity Industries, Inc.~ 3.875%, 06/01/36	10,955,100

		32,417,265

	Information Technology (19.4%)
7,750,000	Bottomline Technologies (de), Inc.~ 1.500%, 12/01/17	8,051,862
2,500,000	Brocade Communications Systems, Inc.~ 1.375%, 01/01/20	2,431,488
2,500,000	CalAmp Corp.~* 1.625%, 05/15/20	2,278,125
7,000,000	Canadian Solar, Inc.~ 4.250%, 02/15/19	6,013,350
8,800,000	Cardtronics, Inc.~^ 1.000%, 12/01/20	8,817,292
15,900,000	Ciena Corp.~* 3.750%, 10/15/18	17,895,291
10,000,000	Citrix Systems, Inc.~ 0.500%, 04/15/19	11,272,650
12,000,000	Cornerstone OnDemand, Inc.~ 1.500%, 07/01/18	12,067,380
11,000,000	CSG Systems International, Inc.~* 4.250%, 03/15/36	11,877,965

PRINCIPAL AMOUNT			VALUE

20,000,000		Electronic Arts, Inc.~ 0.750%, 07/15/16	$38,820,000
10,500,000		Electronics For Imaging, Inc.~ 0.750%, 09/01/19	10,799,985
5,000,000		Envestnet, Inc. 1.750%, 12/15/19	4,519,075
5,000,000		Euronet Worldwide, Inc. 1.500%, 10/01/44	6,126,825
12,752,000		Finisar Corp. 0.500%, 12/15/33	12,240,836
		FireEye, Inc.*
5,000,000		1.625%, 06/01/35	4,130,675
5,000,000		1.000%, 06/01/35	4,338,000
9,500,000		Infinera Corp.~ 1.750%, 06/01/18	11,225,295
5,000,000		Inphi Corp.~* 1.125%, 12/01/20	5,245,975
10,000,000		Integrated Device Technology, Inc.~* 0.875%, 11/15/22	9,324,450
7,500,000		Lam Research Corp.~ 0.500%, 05/15/16	9,582,487
25,000,000		LinkedIn Corp.~ 0.500%, 11/01/19	23,358,125
10,000,000		Mentor Graphics Corp.~ 4.000%, 04/01/31	10,457,350
10,000,000		MercadoLibre, Inc.~ 2.250%, 07/01/19	11,730,750
10,000,000		Microchip Technology, Inc.~ 1.625%, 02/15/25	10,409,750
20,000,000		Micron Technology, Inc.~ 1.625%, 02/15/33	23,883,000
2,500,000		NetSuite, Inc.~ 0.250%, 06/01/18	2,490,625
15,000,000		Nuance Communications, Inc.* 1.000%, 12/15/35	13,599,675
35,000,000		NVIDIA Corp.~ 1.000%, 12/01/18	62,390,825
15,000,000		NXP Semiconductors, NV~ 1.000%, 12/01/19	17,019,375
25,000,000		ON Semiconductor Corp.~ 2.625%, 12/15/26	26,650,500
10,600,000		Palo Alto Networks, Inc.~ 0.000%, 07/01/19	15,575,534
7,500,000		Pandora Media, Inc.* 1.750%, 12/01/20	6,837,075
7,500,000		Proofpoint, Inc.^ 1.250%, 12/15/18	11,737,912
19,985,000		Qihoo 360 Technology Company, Ltd.~^ 1.750%, 08/15/21	19,763,566
10,000,000		Rambus, Inc.~ 1.125%, 08/15/18	11,525,000
10,000,000	EUR	Rocket Internet, SE 3.000%, 07/22/22	9,417,036

See accompanying Notes to Schedule of Investments	www.calamos.com	127

Market Neutral Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT			VALUE

7,500,000		Rovi Corp. 0.500%, 03/01/20	$7,142,363
18,500,000		Salesforce.com, Inc.~ 0.250%, 04/01/18	23,331,090
30,000,000		SanDisk Corp.~ 1.500%, 08/15/17	46,914,750
4,500,000		ServiceNow, Inc. 0.000%, 11/01/18	5,208,233
5,000,000		SINA Corp. 1.000%, 12/01/18	4,917,750
		SunEdison, Inc.@
14,500,000		2.375%, 04/15/22^	523,015
6,250,000		2.000%, 10/01/18	246,250
10,000,000		SunPower Corp.* 4.000%, 01/15/23	9,649,100
4,651,000		Synchronoss Technologies, Inc. 0.750%, 08/15/19	4,520,470
		Take-Two Interactive Software, Inc.~
10,000,000		1.000%, 07/01/18	16,394,850
9,000,000		1.750%, 12/01/16	16,142,040
5,000,000		TTM Technologies, Inc. 1.750%, 12/15/20	4,468,675
		Twitter, Inc.
15,000,000		1.000%, 09/15/21	12,574,650
15,000,000		0.250%, 09/15/19	13,103,025
15,000,000		Viavi Solutions, Inc.~ 0.625%, 08/15/33	14,511,225
10,000,000		WebMD Health Corp. 2.500%, 01/31/18	11,473,150
14,500,000		Workday, Inc.~ 0.750%, 07/15/18	16,275,815
20,000,000		Xilinx, Inc.~ 2.625%, 06/15/17	29,991,500
5,000,000		Yahoo!, Inc.~ 0.000%, 12/01/18	5,026,375
12,501,000		Yandex, NV 1.125%, 12/15/18	11,299,904

			727,619,334

		Materials (0.8%)
4,000,000		B2Gold Corp.~ 3.250%, 10/01/18	3,760,500
15,000,000		Cemex, SAB de CV~ 3.750%, 03/15/18	16,429,575
10,000,000		RTI International Metals, Inc. 1.625%, 10/15/19	11,471,450

			31,661,525

		Telecommunication Services (0.2%)
5,000,000	EUR	America Movil, SAB de CV 0.000%, 05/28/20	5,727,540

		TOTAL CONVERTIBLE BONDS (Cost $1,470,732,325)	1,412,651,492

PRINCIPAL AMOUNT		VALUE

SYNTHETIC CONVERTIBLE SECURITIES (8.1%) ¤
Corporate Bonds (7.7%)
	Consumer Discretionary (2.2%)
500,000	American Honda Finance Corp.~ 1.125%, 10/07/16	$501,072
3,000,000	CCO Holdings, LLC / CCO Holdings Capital Corp.~ 7.000%, 01/15/19	3,054,240
4,575,000	Continental Airlines 2012-3 Class C Pass Thru Certificates~ 6.125%, 04/29/18	4,803,041
6,820,000	D.R. Horton, Inc.~ 3.750%, 03/01/19	6,990,500
10,000,000	DISH DBS Corp.~ 4.250%, 04/01/18	10,206,250
	Ford Motor Credit Company, LLC
2,000,000	1.500%, 01/17/17~	2,003,860
1,000,000	2.943%, 01/08/19	1,025,095
	General Motors Company, Inc.
3,000,000	3.250%, 05/15/18~	3,075,000
2,500,000	3.500%, 10/02/18	2,581,250
500,000	2.625%, 07/10/17~	505,000
	Lennar Corp.~
8,760,000	4.500%, 06/15/19	9,093,975
7,000,000	4.125%, 12/01/18	7,192,500
5,745,000	Meritage Homes Corp.~ 4.500%, 03/01/18	5,881,444
4,170,000	NCL Corp., Ltd. - Class C~* 4.625%, 11/15/20	4,240,369
2,000,000	Nissan Motor Acceptance Corp.~*‡ 1.182%, 03/03/17	2,002,080
2,000,000	Numericable-SFR SA* 4.875%, 05/15/19	2,074,890
2,000,000	Thomson Reuters Corp.~ 0.875%, 05/23/16	1,999,380
13,760,000	Toll Brothers Finance Corp. 4.000%, 12/31/18	14,284,600

		81,514,546

	Consumer Staples (0.3%)
	Constellation Brands, Inc.~
6,000,000	7.250%, 05/15/17	6,348,750
4,000,000	7.250%, 09/01/16	4,077,500
1,000,000	WM Wrigley Jr. Company~* 1.400%, 10/21/16	1,002,480

		11,428,730

	Energy (0.7%)
8,000,000	Chesapeake Energy Corp.~*^ 8.000%, 12/15/22	5,500,000
	CNOOC, Ltd.~
1,000,000	1.625%, 04/30/17	1,000,235
500,000	1.125%, 05/09/16	500,000
3,000,000	Enbridge, Inc.~‡ 1.275%, 10/01/16	2,978,460

128	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

PRINCIPAL AMOUNT		VALUE

500,000	Exxon Mobil Corp. 1.708%, 03/01/19	$506,648
1,500,000	Nabors Industries, Inc.~ 2.350%, 09/15/16	1,500,000
3,197,000	Oasis Petroleum, Inc.^ 7.250%, 02/01/19	3,051,137
10,000,000	SESI, LLC~ 6.375%, 05/01/19	9,368,750
1,250,000	Whiting Petroleum Corp.^ 6.500%, 10/01/18	1,088,281

		25,493,511

	Financials (1.1%)
	Ally Financial, Inc.~
6,000,000	3.250%, 09/29/17	6,015,000
2,500,000	3.250%, 11/05/18	2,498,437
1,000,000	ANZ New Zealand (Int’l), Ltd.~* 1.400%, 04/27/17	1,001,325
5,000,000	Aviation Capital Group Corp.~* 3.875%, 09/27/16	5,037,050
7,750,000	BB&T Corp.~ 1.000%, 04/03/17	7,753,449
	Berkshire Hathaway Finance Corp.~
1,000,000	1.700%, 03/15/19	1,014,025
1,000,000	0.950%, 08/15/16	1,001,075
1,850,000	Deutsche Bank, AG~ 1.400%, 02/13/17	1,849,667
1,500,000	Goldman Sachs Group, Inc. 2.000%, 04/25/19	1,506,007
1,000,000	Hyundai Capital America* 2.500%, 03/18/19	1,010,745
	iStar, Inc.~
6,000,000	4.875%, 07/01/18	5,887,500
2,000,000	4.000%, 11/01/17	1,972,500
2,983,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	3,109,569
	PNC Bank NA
1,000,000	1.950%, 03/04/19	1,010,460
1,000,000	1.800%, 11/05/18~	1,008,550

		41,675,359

	Health Care (0.5%)
1,000,000	Actavis Funding SCS~ 1.300%, 06/15/17	997,400
5,000,000	Amgen, Inc.~ 2.500%, 11/15/16	5,041,900
6,000,000	Community Health Systems, Inc.~ 5.125%, 08/15/18	6,108,750
2,703,000	HCA, Inc.~ 3.750%, 03/15/19	2,779,022
	Mylan, Inc.~
1,000,000	1.800%, 06/24/16	1,000,750
500,000	1.350%, 11/29/16	499,147
2,500,000	UnitedHealth Group, Inc. 1.700%, 02/15/19	2,528,850

		18,955,819

PRINCIPAL AMOUNT		VALUE

	Industrials (1.3%)
12,000,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust~ 2.750%, 05/15/17	$12,022,500
10,000,000	Air Lease Corp.~ 5.625%, 04/01/17	10,331,250
5,000,000	American Airlines Group, Inc. 6.125%, 06/01/18	5,215,625
4,800,000	CNH Industrial Capital, LLC~ 3.250%, 02/01/17	4,812,000
5,000,000	Deluxe Corp.~ 6.000%, 11/15/20	5,221,875
1,000,000	GATX Corp.~ 1.250%, 03/04/17	995,520
9,175,000	Icahn Enterprises, LP~ 3.500%, 03/15/17	9,180,734
500,000	John Deere Capital Corp.~ 1.050%, 10/11/16	500,863
1,000,000	Rockwell Collins, Inc.~‡ 0.984%, 12/15/16	1,000,655

		49,281,022

	Information Technology (1.3%)
14,700,000	Alliance Data Systems Corp.~* 5.250%, 12/01/17	14,966,437
2,000,000	eBay, Inc.~ 2.500%, 03/09/18	2,036,070
10,000,000	Hewlett Packard Enterprise Company* 2.850%, 10/05/18	10,203,650
5,000,000	Jabil Circuit, Inc.~ 7.750%, 07/15/16	5,059,375
1,000,000	Juniper Networks, Inc.~ 3.125%, 02/26/19	1,017,705
2,725,000	NXP Semiconductors, NV~* 3.750%, 06/01/18	2,793,125
7,000,000	Sanmina Corp.* 4.375%, 06/01/19	7,210,000
5,000,000	Seagate Technology, PLC~ 3.750%, 11/15/18	4,956,650

		48,243,012

	Materials (0.0%)
1,000,000	BHP Billiton Finance USA, Ltd.~‡ 0.879%, 09/30/16	998,415

	Telecommunication Services (0.3%)
5,000,000	AT&T, Inc.~ 2.400%, 03/15/17	5,052,500
6,000,000	British Telecommunications, PLC~ 1.250%, 02/14/17	6,001,350
500,000	Verizon Communications, Inc.~‡ 2.164%, 09/15/16	502,378

		11,556,228

	TOTAL CORPORATE BONDS	289,146,642

See accompanying Notes to Schedule of Investments	www.calamos.com	129

Market Neutral Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.4%) #
	Energy (0.0%)
1,000	Southwestern Energy Company Call, 01/20/17, Strike $8.00	$605,000

	Other (0.4%)
	S&P 500 Index
1,500	Call, 05/06/16, Strike $2,120.00	60,000
1,000	Call, 12/30/16, Strike $2,000.00	14,045,000

		14,105,000

	TOTAL PURCHASED OPTIONS	14,710,000

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $298,462,977)	303,856,642

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (4.1%)
	Consumer Staples (0.1%)
40,000	Post Holdings, Inc. 5.250%	5,236,600

	Energy (1.7%)
325,000	Hess Corp.^ 8.000%	24,706,500
800,000	Southwestern Energy Company 6.250%	25,352,000
250,000	WPX Energy, Inc. 6.250%	11,817,500

		61,876,000

	Financials (0.4%)
150,000	American Tower Corp. 5.500%	15,552,000

	Health Care (1.1%)
25,000	Allergan, PLC~ 5.500%	20,287,250
25,000	Teva Pharmaceutical Industries, Ltd.~ 7.000%	22,525,000

		42,812,250

	Industrials (0.3%)
150,000	Stericycle, Inc. 5.250%	11,649,000

	Telecommunication Services (0.3%)
113,200	Frontier Communications Corp. 11.125%	11,806,760

	Utilities (0.2%)
100,000	NextEra Energy, Inc. 6.371%	5,980,000

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $160,261,479)	154,912,610

NUMBER OF SHARES		VALUE

COMMON STOCKS (49.5%)
	Consumer Discretionary (6.1%)
40,632	Amazon.com, Inc.~#	$26,800,461
3,023	AutoZone, Inc.~#	2,313,290
25,185	CarMax, Inc.~#	1,333,546
60,443	Carnival Corp.	2,964,729
4,562	Chipotle Mexican Grill, Inc.#	1,920,465
57,925	Coach, Inc.~	2,332,640
303,989	Comcast Corp. - Class A~	18,470,372
35,259	D.R. Horton, Inc.~	1,059,886
20,147	Darden Restaurants, Inc.~	1,254,151
72,948	Delphi Automotive, PLC	5,371,161
25,186	Discovery Communications, Inc. - Class A~#	687,830
25,186	Discovery Communications, Inc. - Class C~#	674,481
26,194	Dollar General Corp.~	2,145,551
406,990	Ford Motor Company~	5,518,784
31,230	Gap, Inc.~	723,911
108,497	General Motors Company, Inc.	3,450,205
234,118	Home Depot, Inc.~	31,346,059
35,258	Interpublic Group of Companies, Inc.~	808,819
19,343	Lennar Corp. - Class A	876,431
195,336	Lowe’s Companies, Inc.	14,849,443
27,703	Macy’s, Inc.~	1,096,762
101,134	McDonald’s Corp.~	12,792,440
21,728	Michael Kors Holdings, Ltd.#	1,122,468
10,075	Mohawk Industries, Inc.~#	1,940,747
45,012	Netflix, Inc.#	4,052,430
191,027	Nike, Inc. - Class B~	11,259,131
6,850	Priceline Group, Inc.~#	9,204,071
11,081	PVH Corp.~	1,059,344
40,294	Ross Stores, Inc.~	2,287,893
35,259	Royal Caribbean Cruises, Ltd.	2,729,047
119,478	Starbucks Corp.~	6,718,248
21,658	Time Warner Cable, Inc.	4,593,878
88,752	Time Warner, Inc.~	6,668,825
37,071	TJX Companies, Inc.~	2,810,723
23,216	TripAdvisor, Inc.~#	1,499,521
212,762	Twenty-First Century Fox, Inc.~	6,438,178
17,566	Under Armour, Inc., Class A#	771,850
17,566	Under Armour, Inc., Class C#	716,693
39,593	Viacom, Inc. - Class B~	1,619,354
209,841	Walt Disney Company~	21,668,182
8,059	Whirlpool Corp.~	1,403,394
20,147	Yum! Brands, Inc.~	1,602,895

		228,958,289

130	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE

	Consumer Staples (5.0%)
278,950	Altria Group, Inc.~	$17,492,954
119,377	Archer-Daniels-Midland Company	4,767,917
377,775	Coca-Cola Company	16,924,320
75,958	Colgate-Palmolive Company~	5,386,941
40,296	ConAgra Foods, Inc.~	1,795,590
45,083	Costco Wholesale Corp.~	6,678,145
157,354	CVS Health Corp.	15,814,077
65,077	General Mills, Inc.	3,991,823
14,103	Hershey Company~	1,313,130
35,259	Kellogg Company~	2,708,244
32,539	Kimberly-Clark Corp.	4,073,557
63,299	Kraft Heinz Company	4,941,753
130,963	Kroger Company	4,634,781
20,819	Mead Johnson Nutrition Company~	1,814,376
168,327	Mondelez International, Inc. - Class A	7,231,328
201,680	PepsiCo, Inc.~	20,764,973
168,236	Philip Morris International, Inc.~	16,507,316
298,491	Procter & Gamble Company	23,915,099
35,986	Reynolds American, Inc.	1,784,906
202,384	Wal-Mart Stores, Inc.~	13,533,418
105,778	Walgreens Boots Alliance, Inc.	8,386,080
73,365	Whole Foods Market, Inc.~	2,133,454

		186,594,182

	Energy (3.9%)
47,449	Anadarko Petroleum Corp.~	2,503,409
24,680	Apache Corp.	1,342,592
48,858	Baker Hughes, Inc.~	2,362,773
208,934	Chevron Corp.~	21,348,876
124,814	ConocoPhillips~	5,964,861
62,964	Devon Energy Corp.	2,183,592
91,471	EOG Resources, Inc.~	7,557,334
28,207	EQT Corp.~	1,977,311
549,326	Exxon Mobil Corp.	48,560,418
96,611	Halliburton Company	3,991,000
10,075	Helmerich & Payne, Inc.~	666,159
385,377	Kinder Morgan, Inc.	6,844,296
60,445	Marathon Oil Corp.~	851,670
103,157	Marathon Petroleum Corp.	4,031,376
13,095	Murphy Oil Corp.~	468,015
48,858	National Oilwell Varco, Inc.~	1,760,842
70,520	Noble Energy, Inc.	2,546,477
81,397	Occidental Petroleum Corp.	6,239,080
80,241	Phillips 66~	6,588,589
141,439	Schlumberger, Ltd.	11,363,209
103,159	Spectra Energy Corp.	3,225,782

NUMBER OF SHARES		VALUE

49,673	Valero Energy Corp.~	$2,924,250
38,485	Williams Companies, Inc.	746,224

		146,048,135

	Financials (7.7%)
37,273	Aflac, Inc.~	2,570,719
103,158	Allstate Corp.~	6,710,428
189,894	American Express Company~	12,424,764
185,525	American International Group, Inc.	10,356,005
40,801	American Tower Corp.	4,279,209
32,539	Ameriprise Financial, Inc.~	3,120,490
12,088	AvalonBay Communities, Inc.~	2,137,037
1,108,138	Bank of America Corp.	16,134,489
217,094	Bank of New York Mellon Corp.	8,735,863
92,279	BB&T Corp.	3,264,831
217,093	Berkshire Hathaway, Inc. - Class B#	31,582,690
12,994	BlackRock, Inc.~	4,630,152
70,520	Capital One Financial Corp.	5,104,943
176,297	Charles Schwab Corp.~	5,008,598
41,339	Chubb Corp.~	4,872,215
314,813	Citigroup, Inc.~	14,569,546
33,446	Crown Castle International Corp.	2,905,788
51,379	Discover Financial Services	2,891,096
36,872	Equity Residential	2,509,877
110,813	Fifth Third Bancorp~	2,028,986
42,813	Franklin Resources, Inc.~	1,598,637
46,642	Goldman Sachs Group, Inc.~	7,654,419
45,334	Hartford Financial Services Group, Inc.~	2,011,923
88,651	Host Hotels & Resorts, Inc.	1,402,459
75,553	Invesco, Ltd.	2,342,898
469,786	JPMorgan Chase & Company	29,690,475
77,066	Lincoln National Corp.	3,348,518
15,110	Macerich Company	1,149,569
169,486	MetLife, Inc.~	7,643,819
146,578	Morgan Stanley~	3,966,401
58,175	PNC Financial Services Group, Inc.~	5,106,601
55,406	Prologis, Inc.~	2,515,986
91,169	Prudential Financial, Inc.~	7,078,361
14,959	Public Storage~	3,662,113
191,409	Regions Financial Corp.~	1,795,416
44,528	Simon Property Group, Inc.	8,957,698
43,822	State Street Corp.~	2,730,111
60,443	SunTrust Banks, Inc.~	2,522,891
88,150	Synchrony Financial#	2,694,745
27,200	T. Rowe Price Group, Inc.~	2,047,888
28,005	Travelers Companies, Inc.~	3,077,749
182,251	US Bancorp~	7,780,295

See accompanying Notes to Schedule of Investments	www.calamos.com	131

Market Neutral Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE

32,740	Ventas, Inc.~	$2,033,809
30,223	Vornado Realty Trust	2,893,248
512,160	Wells Fargo & Company~	25,597,757
33,421	Welltower, Inc.	2,320,086

		289,461,598

	Health Care (7.2%)
141,941	Abbott Laboratories~	5,521,505
222,234	AbbVie, Inc.~	13,556,274
59,941	Aetna, Inc.~	6,729,576
38,792	Agilent Technologies, Inc.~	1,587,369
21,156	Alexion Pharmaceuticals, Inc.#	2,946,608
51,231	Allergan, PLC#	11,094,585
80,288	Amgen, Inc.	12,709,590
40,801	Anthem, Inc.	5,743,557
65,077	Baxalta, Inc.	2,729,980
65,077	Baxter International, Inc.~	2,877,705
30,927	Biogen, Inc.~#	8,504,616
152,219	Bristol-Myers Squibb Company~	10,987,167
33,534	Cardinal Health, Inc.	2,631,078
85,439	Celgene Corp.#	8,835,247
52,889	Cerner Corp.#	2,969,188
40,145	Cigna Corp.	5,561,688
20,147	DaVita HealthCare Partners, Inc.~#	1,488,863
28,247	Edwards Lifesciences Corp.~#	3,000,114
97,718	Eli Lilly and Company	7,380,641
105,676	Express Scripts Holding Company~#	7,791,492
171,659	Gilead Sciences, Inc.	15,142,040
11,600	Illumina, Inc.#	1,565,884
304,687	Johnson & Johnson	34,149,319
24,179	Laboratory Corp. of America Holdings~#	3,030,112
123,774	Medtronic, PLC	9,796,712
373,541	Merck & Company, Inc.	20,484,988
45,769	Mylan, NV#	1,909,025
14,997	Perrigo Company, PLC	1,449,760
703,972	Pfizer, Inc.~	23,026,924
15,110	Quest Diagnostics, Inc.~	1,135,819
4,029	Regeneron Pharmaceuticals, Inc.~#	1,517,765
35,659	St. Jude Medical, Inc.~	2,717,216
45,333	Stryker Corp.~	4,941,750
81,396	Thermo Fisher Scientific, Inc.~	11,741,373
92,279	UnitedHealth Group, Inc.	12,151,299

		269,406,829

	Industrials (4.6%)
55,304	3M Company	9,256,784
100,741	Boeing Company~	13,579,887
66,186	Caterpillar, Inc.~	5,143,976

NUMBER OF SHARES		VALUE

100,740	CSX Corp.~	$2,747,180
19,140	Cummins, Inc.~	2,239,954
65,076	Danaher Corp.	6,296,103
73,340	Deere & Company^	6,168,627
151,916	Delta Air Lines, Inc.	6,330,340
39,793	Eaton Corp., PLC	2,517,703
65,077	Emerson Electric Company~	3,555,157
31,733	Expeditors International of Washington, Inc.~	1,574,274
37,977	FedEx Corp.	6,270,382
33,244	Fluor Corp.~	1,817,117
32,833	General Dynamics Corp.	4,613,693
1,003,093	General Electric Company	30,845,110
117,413	Honeywell International, Inc.	13,416,784
43,419	Illinois Tool Works, Inc.~	4,538,154
23,297	Jacobs Engineering Group, Inc.~#	1,038,580
11,137	Kansas City Southern	1,055,231
8,517	L-3 Communications Holdings, Inc.	1,120,241
27,740	Lockheed Martin Corp.	6,446,221
70,520	Masco Corp.~	2,165,669
27,867	Norfolk Southern Corp.	2,511,095
35,259	Pentair, PLC	2,047,843
25,186	Robert Half International, Inc.~	964,876
154,033	Southwest Airlines Company~	6,871,412
86,839	Union Pacific Corp.~	7,574,966
89,558	United Parcel Service, Inc. - Class B	9,409,859
101,144	United Technologies Corp.~	10,556,399

		172,673,617

	Information Technology (10.5%)
59,739	Accenture, PLC - Class A~	6,745,728
40,297	Akamai Technologies, Inc.~#	2,054,744
30,972	Alphabet, Inc. - Class A#	21,924,459
31,073	Alphabet, Inc. - Class C~#	21,533,900
40,297	Amphenol Corp. - Class A~	2,249,782
782,490	Apple, Inc.	73,350,613
161,182	Applied Materials, Inc.	3,299,396
61,776	Broadcom, Ltd.	9,003,852
515,588	Cisco Systems, Inc.	14,173,514
76,059	Cognizant Technology Solutions Corp. - Class A#	4,439,564
115,514	eBay, Inc.#	2,822,007
200,396	EMC Corp.~	5,232,340
22,667	F5 Networks, Inc.~#	2,374,368
268,146	Facebook, Inc. - Class A~#	31,528,607
65,076	Fiserv, Inc.#	6,359,227
243,792	Hewlett Packard Enterprise Company	4,061,575
243,792	HP, Inc.	2,991,328

132	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE

623,379	Intel Corp.~	$18,875,916
105,981	International Business Machines Corp.	15,466,867
73,020	Juniper Networks, Inc.~	1,708,668
170,553	MasterCard, Inc. - Class A	16,541,935
40,297	Microchip Technology, Inc.	1,958,031
137,427	Micron Technology, Inc.~#	1,477,340
998,634	Microsoft Corp.~	49,801,878
373,947	Oracle Corp.	14,905,527
115,513	PayPal Holdings, Inc.#	4,525,799
209,526	QUALCOMM, Inc.	10,585,254
20,147	Red Hat, Inc.~#	1,478,185
85,630	Symantec Corp.~	1,425,311
55,884	TE Connectivity, Ltd.	3,323,980
20,147	Teradata Corp.#	509,719
130,257	Texas Instruments, Inc.~	7,429,859
306,793	Visa, Inc. - Class A~^	23,696,691
44,371	Western Digital Corp.	1,813,221
78,075	Yahoo!, Inc.#	2,857,545

		392,526,730

	Materials (1.4%)
28,208	Air Products & Chemicals, Inc.~	4,115,265
6,547	Airgas, Inc.~	932,555
45,341	CF Industries Holdings, Inc.~	1,499,427
173,676	Dow Chemical Company~	9,137,094
106,381	E.I. du Pont de Nemours and Company	7,011,572
10,074	Eastman Chemical Company~	769,452
176,894	Freeport-McMoRan, Inc.	2,476,516
54,300	LyondellBasell Industries, NV - Class A	4,488,981
94,394	Monsanto Company	8,842,830
75,958	Mosaic Company	2,126,064
84,621	Newmont Mining Corp.~	2,959,196
34,654	PPG Industries, Inc.	3,825,455
37,977	Praxair, Inc.	4,460,779

		52,645,186

	Telecommunication Services (1.4%)
749,428	AT&T, Inc.~	29,092,795
102,050	CenturyLink, Inc.~	3,158,448
423,309	Verizon Communications, Inc.~	21,563,360

		53,814,603

	Utilities (1.7%)
105,778	AES Corp.~	1,180,482
68,403	American Electric Power Company, Inc.~	4,343,591
55,406	CMS Energy Corp.~	2,253,916

NUMBER OF SHARES		VALUE

40,296	Consolidated Edison, Inc.	$3,006,082
48,858	Dominion Resources, Inc.~	3,491,881
135,697	Duke Energy Corp.~	10,690,210
50,371	Edison International	3,561,733
24,179	Entergy Corp.~	1,817,777
20,147	Eversource Energy~	1,137,097
70,520	Exelon Corp.~	2,474,547
50,371	FirstEnergy Corp.~	1,641,591
83,011	NextEra Energy, Inc.	9,760,433
60,443	PG&E Corp.	3,517,783
50,371	PPL Corp.~	1,895,964
60,443	Public Service Enterprise Group, Inc.~	2,788,236
174,783	Southern Company	8,756,628
45,334	Xcel Energy, Inc.~	1,814,720

		64,132,671

	TOTAL COMMON STOCKS (Cost $1,779,935,126)	1,856,261,840

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.6%) #
	Consumer Discretionary (0.0%)
	Tesla Motors, Inc.
2,500	Put, 01/19/18, Strike $30.00	218,750
34	Put, 01/19/18, Strike $20.00	2,159

		220,909

	Financials (0.0%)
1,500	AmTrust Financial Services, Inc. Put, 06/17/16, Strike $16.25	33,750

	Information Technology (0.0%)
337	SanDisk Corp. Put, 07/15/16, Strike $70.00	60,660

	Other (0.6%)
	S&P 500 Index
1,500	Put, 05/13/16, Strike $2,035.00	1,927,500
1,500	Put, 05/31/16, Strike $1,975.00	1,732,500
1,000	Put, 05/06/16, Strike $2,040.00	770,000
1,000	Put, 05/20/16, Strike $2,025.00	1,530,000
1,000	Put, 05/31/16, Strike $2,000.00	1,560,000
1,000	Put, 12/30/16, Strike $1,900.00	6,865,000
750	Put, 12/16/16, Strike $2,000.00	6,971,250

		21,356,250

	TOTAL PURCHASED OPTIONS (Cost $35,351,602)	21,671,569

See accompanying Notes to Schedule of Investments	www.calamos.com	133

Market Neutral Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (1.0%)
36,429,087	Fidelity Prime Money Market Fund - Institutional Class (Cost $36,429,087)	$36,429,087

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.9%)
	Federal Home Loan Bank Discount Notes
7,378,624	0.000%, 06/15/16	7,378,624
5,903,592	0.000%, 05/24/16	5,903,592
4,427,817	0.000%, 05/02/16	4,427,817
6,815,750	Fidelity Prime Money Market Fund - Institutional Class	6,815,750
4,560,681	Goldman Sachs Financial Square Prime Obligations Fund	4,560,681
5,301,923	Morgan Stanley Institutional Liquidity Fund	5,301,923

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $34,388,387)	34,388,387

TOTAL INVESTMENTS (101.9%) (Cost $3,815,560,983)		3,820,171,627

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.9%)		(34,388,387)

LIABILITIES, LESS OTHER ASSETS (-1.0%)		(37,963,486)

NET ASSETS (100.0%)		$3,747,819,754

NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-22.1%) #
	Consumer Discretionary (-3.3%)
(362,001)	CalAtlantic Group, Inc.	(11,717,972)
(626,000)	Ctrip.com International, Ltd.	(27,299,860)
(23,900)	GNC Holdings, Inc. - Class A	(582,204)
(27,000)	HSN, Inc.	(1,431,810)
(115,800)	Live Nation Entertainment, Inc.	(2,487,384)
(50,500)	M/I Homes, Inc.	(1,015,050)
(69,850)	Meritage Homes Corp.	(2,376,996)
(439,102)	Newell Brands, Inc.	(19,996,705)
(16,110)	Priceline Group, Inc.	(21,646,363)
(22,000)	Restoration Hardware Holdings, Inc.	(951,940)
(88,045)	Shutterfly, Inc.	(4,048,309)
(193,100)	TAL Education Group	(11,172,766)
(55,000)	Tesla Motors, Inc.	(13,241,800)
(296,000)	Vipshop Holdings, Ltd.	(4,037,440)

		(122,006,599)

NUMBER OF SHARES		VALUE

	Consumer Staples (-0.1%)
(63,700)	Post Holdings, Inc.	$(4,576,208)

	Energy (-1.4%)
(317,100)	Hess Corp.	(18,905,502)
(115,011)	PDC Energy, Inc.	(7,221,541)
(150,000)	Renewable Energy Group, Inc.	(1,458,000)
(25,550)	SEACOR Holdings, Inc.	(1,501,574)
(1,150,000)	Southwestern Energy Company	(15,444,500)
(100,000)	Whiting Petroleum Corp.	(1,200,000)
(785,749)	WPX Energy, Inc.	(7,590,335)

		(53,321,452)

	Financials (-1.2%)
(106,406)	American Homes 4 Rent	(1,683,343)
(115,000)	American Tower Corp.	(12,061,200)
(156,400)	AmTrust Financial Services, Inc.	(3,886,540)
(98,500)	Colony Starwood Homes	(2,400,445)
(357,900)	Cowen Group, Inc.	(1,247,281)
(43,000)	Extra Space Storage, LP	(3,652,850)
(123,500)	Forestar Group, Inc.	(1,667,250)
(164,000)	SL Green Realty Corp.	(17,233,120)
(40,000)	Starwood Property Trust, Inc.	(774,400)

		(44,606,429)

	Health Care (-4.2%)
(145,000)	Aceto Corp.	(3,252,350)
(117,000)	Acorda Therapeutics, Inc.	(3,024,450)
(54,500)	Allergan, PLC	(11,802,520)
(195,000)	Allscripts Healthcare Solutions, Inc.	(2,613,000)
(295,000)	AMAG Pharmaceuticals, Inc.	(7,823,400)
(64,000)	Anacor Pharmaceuticals, Inc.	(4,015,360)
(100,000)	BioMarin Pharmaceutical, Inc.	(8,468,000)
(140,500)	Brookdale Senior Living, Inc.	(2,593,630)
(301,000)	Depomed, Inc.	(5,231,380)
(90,000)	Emergent Biosolutions, Inc.	(3,466,800)
(275,000)	Horizon Pharma, PLC	(4,226,750)
(49,000)	Insulet Corp.	(1,631,700)
(313,500)	Integra LifeSciences Holdings Corp.	(22,202,070)
(342,000)	Ironwood Pharmaceuticals, Inc.	(3,573,900)
(88,700)	Ligand Pharmaceuticals, Inc.	(10,721,169)
(545,000)	Medicines Company	(19,396,550)
(214,100)	Molina Healthcare, Inc.	(11,081,816)
(135,500)	NuVasive, Inc.	(7,173,370)
(95,973)	Quidel Corp.	(1,660,333)
(141,000)	Spectranetics Corp.	(2,397,000)
(140,000)	Teligent, Inc.	(772,800)
(306,300)	Teva Pharmaceutical Industries, Ltd.	(16,678,035)

134	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE

(175,717)		Wright Medical Group, NV	$(3,299,965)

			(157,106,348)

		Industrials (-0.4%)
(47,500)		Greenbrier Companies, Inc.	(1,424,525)
(154,600)		Navistar International Corp.	(2,332,914)
(75,000)		Stericycle, Inc.	(7,167,000)
(205,000)		Trinity Industries, Inc.	(3,999,550)

			(14,923,989)

		Information Technology (-10.8%)
(142,500)		Bottomline Technologies (de), Inc.	(3,499,800)
(45,076)		Brocade Communications Systems, Inc.	(433,180)
(50,000)		CalAmp Corp.	(748,500)
(70,000)		Canadian Solar, Inc.	(1,253,700)
(93,999)		Cardtronics, Inc.	(3,705,441)
(449,400)		Ciena Corp.	(7,563,402)
(75,000)		Citrix Systems, Inc.	(6,138,000)
(102,900)		Cornerstone OnDemand, Inc.	(3,534,615)
(120,000)		CSG Systems International, Inc.	(5,325,600)
(610,000)		Electronic Arts, Inc.	(37,728,500)
(120,000)		Electronics For Imaging, Inc.	(4,780,800)
(36,900)		Envestnet, Inc.	(1,157,922)
(47,200)		Euronet Worldwide, Inc.	(3,639,120)
(185,000)		Finisar Corp.	(3,045,100)
(55,000)		FireEye, Inc.	(954,250)
(550,035)		Infinera Corp.	(6,539,916)
(89,100)		Inphi Corp.	(2,643,597)
(163,800)		Integrated Device Technology, Inc.	(3,158,064)
(59,071)		Lam Research Corp.	(4,513,024)
(22,000)		LinkedIn Corp.	(2,756,820)
(217,899)		Mentor Graphics Corp.	(4,349,264)
(61,700)		MercadoLibre, Inc.	(7,705,713)
(156,000)		Microchip Technology, Inc.	(7,580,040)
(1,319,800)		Micron Technology, Inc.	(14,187,850)
(8,500)		NetSuite, Inc.	(688,840)
(374,700)		Nuance Communications, Inc.	(6,437,346)
(1,563,000)		NVIDIA Corp.	(55,533,390)
(92,773)		NXP Semiconductors, NV	(7,911,682)
(1,272,000)		ON Semiconductor Corp.	(12,045,840)
(86,500)		Palo Alto Networks, Inc.	(13,050,255)
(285,000)		Pandora Media, Inc.	(2,830,050)
(161,300)		Proofpoint, Inc.	(9,397,338)
(96,000)		Qihoo 360 Technology Company, Ltd.	(7,290,240)
(599,000)		Rambus, Inc.	(6,960,380)
(95,000)	EUR	Rocket Internet, SE*	(2,289,862)
(135,000)		Rovi Corp.	(2,378,700)
(225,700)		Salesforce.com, Inc.	(17,108,060)

NUMBER OF SHARES			VALUE

(486,000)		SanDisk Corp.	$(36,513,180)
(45,000)		ServiceNow, Inc.	(3,216,600)
(7,500)		SINA Corp.	(375,675)
(235,000)		SunPower Corp.	(4,732,900)
(43,500)		Synchronoss Technologies, Inc.	(1,351,545)
(845,000)		Take-Two Interactive Software, Inc.	(28,882,100)
(400,500)		TTM Technologies, Inc.	(2,611,260)
(75,000)		Twitter, Inc.	(1,096,500)
(392,500)		Viavi Solutions, Inc.	(2,555,175)
(84,200)		WebMD Health Corp.	(5,282,708)
(105,700)		Workday, Inc. - Class A	(7,925,386)
(594,000)		Xilinx, Inc.	(25,589,520)
(31,000)		Yahoo!, Inc.	(1,134,600)
(76,000)		Yandex, NV - Class A	(1,555,720)

			(403,687,070)

		Materials (-0.3%)
(359,846)		Alcoa, Inc.	(4,019,480)
(378,000)		B2Gold Corp.	(839,160)
(1,042,891)		Cemex, SAB de CV	(7,769,539)

			(12,628,179)

		Telecommunication Services (-0.3%)
(1,770,000)		Frontier Communications Corp.	(9,841,200)
(153,000)	EUR	Koninklijke KPN, NV	(601,238)

			(10,442,438)

		Utilities (-0.1%)
(39,000)		NextEra Energy, Inc.	(4,585,620)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $783,641,056)	(827,884,332)

NUMBER OF CONTRACTS			VALUE
WRITTEN OPTIONS (-1.7%) #
		Consumer Discretionary (-0.2%)
435		Netflix, Inc. Put, 08/19/16, Strike $85.00	(261,000)
800		Tesla Motors, Inc. Call, 01/19/18, Strike $150.00	(8,098,000)

			(8,359,000)

		Energy (0.0%)
630		EOG Resources, Inc. Call, 05/06/16, Strike $83.00	(120,960)
2,000		Southwestern Energy Company Call, 01/20/17, Strike $13.00	(660,000)

			(780,960)

See accompanying Notes to Schedule of Investments	www.calamos.com	135

Market Neutral Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF CONTRACTS		VALUE

	Health Care (-0.1%)
300	Allergan, PLC Put, 11/18/16, Strike $240.00	$(1,029,000)

	Industrials (0.0%)
340	SolarCity Corp. Call, 01/20/17, Strike $85.00	(12,580)

	Information Technology (0.0%)
675	SanDisk Corp. Put, 07/15/16, Strike $55.00	(30,375)

	Other (-1.4%)
	S&P 500 Index
2,000	Call, 05/31/16, Strike $2,050.00	(7,880,000)
2,000	Call, 12/16/16, Strike $2,150.00	(10,490,000)
2,000	Call, 12/30/16, Strike $2,100.00	(16,020,000)
2,000	Put, 12/30/16, Strike $1,675.00	(6,300,000)
1,000	Put, 05/06/16, Strike $1,960.00	(82,500)
1,000	Call, 05/31/16, Strike $2,000.00	(7,635,000)
1,000	Put, 05/31/16, Strike $1,900.00	(495,000)
1,000	Call, 08/31/16, Strike $2,125.00	(3,560,000)

		(52,462,500)

	TOTAL WRITTEN OPTIONS (Premium $68,722,675)	(62,674,415)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $547,206,590.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

@	In default status and considered non-income producing.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2016.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATION
EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

136	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Hedged Equity Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (96.7%)
	Consumer Discretionary (12.0%)
339	Amazon.com, Inc.#	$223,601
27	AutoZone, Inc.#~	20,661
211	CarMax, Inc.#~	11,172
552	Carnival Corp.	27,076
39	Chipotle Mexican Grill, Inc.#	16,418
480	Coach, Inc.	19,330
2,543	Comcast Corp. - Class A~	154,513
295	D.R. Horton, Inc.	8,868
170	Darden Restaurants, Inc.	10,582
611	Delphi Automotive, PLC	44,988
211	Discovery Communications, Inc. - Class A#~	5,762
210	Discovery Communications, Inc. - Class C#~	5,624
222	Dollar General Corp.	18,184
3,406	Ford Motor Company	46,185
261	Gap, Inc.~	6,050
909	General Motors Company, Inc.	28,906
1,961	Home Depot, Inc.	262,558
294	Interpublic Group of Companies, Inc.	6,744
163	Lennar Corp. - Class A	7,386
1,634	Lowe’s Companies, Inc.~	124,217
231	Macy’s, Inc.	9,145
848	McDonald’s Corp.	107,264
184	Michael Kors Holdings, Ltd.#~	9,505
84	Mohawk Industries, Inc.#	16,181
371	Netflix, Inc.#	33,401
1,509	Nike, Inc. - Class B	88,940
56	Priceline Group, Inc.#	75,245
93	PVH Corp.	8,891
340	Ross Stores, Inc.	19,305
320	Royal Caribbean Cruises, Ltd.	24,768
998	Starbucks Corp.	56,118
183	Time Warner Cable, Inc.	38,816
743	Time Warner, Inc.	55,829
290	TJX Companies, Inc.	21,988
198	TripAdvisor, Inc.#	12,789
1,780	Twenty-First Century Fox, Inc.	53,863
161	Under Armour, Inc., Class A#	7,074
161	Under Armour, Inc., Class C#	6,569
311	Viacom, Inc. - Class B	12,720
1,758	Walt Disney Company~	181,531
71	Whirlpool Corp.	12,364
167	Yum! Brands, Inc.	13,287

		1,914,418

NUMBER OF SHARES		VALUE

	Consumer Staples (9.8%)
2,332	Altria Group, Inc.~	$146,240
995	Archer-Daniels-Midland Company~	39,740
3,158	Coca-Cola Company~	141,478
634	Colgate-Palmolive Company	44,963
337	ConAgra Foods, Inc.~	15,017
388	Costco Wholesale Corp.	57,474
1,317	CVS Health Corp.~	132,359
541	General Mills, Inc.	33,185
121	Hershey Company~	11,266
296	Kellogg Company	22,736
274	Kimberly-Clark Corp.	34,302
529	Kraft Heinz Company	41,299
1,096	Kroger Company~	38,787
171	Mead Johnson Nutrition Company	14,903
1,401	Mondelez International, Inc. - Class A	60,187
1,688	PepsiCo, Inc.	173,796
1,408	Philip Morris International, Inc.	138,153
2,497	Procter & Gamble Company	200,060
298	Reynolds American, Inc.	14,781
1,693	Wal-Mart Stores, Inc.~	113,211
886	Walgreens Boots Alliance, Inc.	70,242
625	Whole Foods Market, Inc.	18,175

		1,562,354

	Energy (7.5%)
398	Anadarko Petroleum Corp.~	20,998
207	Apache Corp.	11,261
408	Baker Hughes, Inc.~	19,731
1,748	Chevron Corp.~	178,611
1,044	ConocoPhillips~	49,893
527	Devon Energy Corp.	18,276
764	EOG Resources, Inc.	63,122
239	EQT Corp.	16,754
4,639	Exxon Mobil Corp.	410,088
807	Halliburton Company	33,337
83	Helmerich & Payne, Inc.	5,488
153	Hess Corp.~	9,122
1,649	Kinder Morgan, Inc.	29,286
502	Marathon Oil Corp.	7,073
861	Marathon Petroleum Corp.	33,648
111	Murphy Oil Corp.	3,967
407	National Oilwell Varco, Inc.	14,668
586	Noble Energy, Inc.	21,160
680	Occidental Petroleum Corp.	52,122
668	Phillips 66	54,849
1,185	Schlumberger, Ltd.	95,203
862	Spectra Energy Corp.	26,955
407	Valero Energy Corp.	23,960

See accompanying Notes to Schedule of Investments	www.calamos.com	137

Hedged Equity Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE

327	Williams Companies, Inc.	$6,341

		1,205,913

	Financials (15.1%)
275	Aflac, Inc.~	18,967
810	Allstate Corp.~	52,691
1,595	American Express Company~	104,361
1,493	American International Group, Inc.~	83,339
339	American Tower Corp.~	35,554
274	Ameriprise Financial, Inc.~	26,277
104	AvalonBay Communities, Inc.~	18,386
9,270	Bank of America Corp.~	134,971
1,815	Bank of New York Mellon Corp.~	73,036
769	BB&T Corp.~	27,207
1,815	Berkshire Hathaway, Inc. - Class B#~	264,046
108	BlackRock, Inc.~	38,484
586	Capital One Financial Corp.	42,421
1,474	Charles Schwab Corp.	41,876
348	Chubb Corp.	41,015
2,636	Citigroup, Inc.~	121,994
283	Crown Castle International Corp.	24,587
427	Discover Financial Services	24,027
306	Equity Residential	20,829
926	Fifth Third Bancorp	16,955
359	Franklin Resources, Inc.	13,405
390	Goldman Sachs Group, Inc.	64,003
380	Hartford Financial Services Group, Inc.	16,864
765	Host Hotels & Resorts, Inc.	12,102
630	Invesco, Ltd.	19,536
3,743	JPMorgan Chase & Company~	236,558
640	Lincoln National Corp.	27,808
132	Macerich Company	10,043
1,420	MetLife, Inc.	64,042
1,225	Morgan Stanley	33,149
480	PNC Financial Services Group, Inc.	42,134
460	Prologis, Inc.	20,889
760	Prudential Financial, Inc.	59,006
130	Public Storage	31,825
1,599	Regions Financial Corp.	14,999
375	Simon Property Group, Inc.	75,439
366	State Street Corp.	22,802
503	SunTrust Banks, Inc.	20,995
807	Synchrony Financial#	24,670
229	T. Rowe Price Group, Inc.	17,241
233	Travelers Companies, Inc.	25,607
1,502	US Bancorp~	64,120
275	Ventas, Inc.	17,083
253	Vornado Realty Trust	24,220

NUMBER OF SHARES		VALUE

4,297	Wells Fargo & Company~	$214,764
283	Welltower, Inc.	19,646

		2,403,973

	Health Care (14.0%)
1,188	Abbott Laboratories~	46,213
1,858	AbbVie, Inc.~	113,338
496	Aetna, Inc.~	55,686
296	Agilent Technologies, Inc.~	12,112
179	Alexion Pharmaceuticals, Inc.#~	24,931
426	Allergan, PLC#	92,255
669	Amgen, Inc.~	105,903
338	Anthem, Inc.~	47,580
541	Baxalta, Inc.	22,695
541	Baxter International, Inc.~	23,923
256	Biogen, Inc.#~	70,397
1,275	Bristol-Myers Squibb Company~	92,030
290	Cardinal Health, Inc.	22,753
703	Celgene Corp.#	72,697
439	Cerner Corp.#	24,645
340	Cigna Corp.	47,104
170	DaVita HealthCare Partners, Inc.#~	12,563
232	Edwards Lifesciences Corp.#	24,641
817	Eli Lilly and Company	61,708
884	Express Scripts Holding Company#	65,177
1,438	Gilead Sciences, Inc.~	126,846
100	Illumina, Inc.#	13,499
2,549	Johnson & Johnson~	285,692
203	Laboratory Corp. of America Holdings#	25,440
972	Medtronic, PLC	76,934
3,127	Merck & Company, Inc.	171,485
365	Mylan, NV#	15,224
121	Perrigo Company, PLC	11,697
5,887	Pfizer, Inc.	192,564
127	Quest Diagnostics, Inc.	9,547
33	Regeneron Pharmaceuticals, Inc.#	12,431
296	St. Jude Medical, Inc.	22,555
376	Stryker Corp.	40,988
680	Thermo Fisher Scientific, Inc.	98,090
769	UnitedHealth Group, Inc.	101,262

		2,242,605

	Industrials (9.0%)
459	3M Company	76,827
840	Boeing Company~	113,232
552	Caterpillar, Inc.	42,902
841	CSX Corp.	22,934
161	Cummins, Inc.	18,842

138	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Hedged Equity Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE

541	Danaher Corp.	$52,342
615	Deere & Company	51,728
1,272	Delta Air Lines, Inc.	53,004
328	Eaton Corp., PLC	20,753
541	Emerson Electric Company	29,555
264	Expeditors International of Washington, Inc.~	13,097
320	FedEx Corp.	52,835
277	Fluor Corp.	15,141
277	General Dynamics Corp.	38,924
8,307	General Electric Company~	255,440
982	Honeywell International, Inc.	112,213
364	Illinois Tool Works, Inc.	38,045
197	Jacobs Engineering Group, Inc.#	8,782
98	Kansas City Southern	9,286
76	L-3 Communications Holdings, Inc.	9,996
237	Lockheed Martin Corp.	55,074
586	Masco Corp.	17,996
240	Norfolk Southern Corp.	21,626
296	Pentair, PLC	17,192
211	Robert Half International, Inc.	8,083
1,293	Southwest Airlines Company	57,681
726	Union Pacific Corp.	63,329
747	United Parcel Service, Inc. - Class B	78,487
849	United Technologies Corp.	88,610

		1,443,956

	Information Technology (20.3%)
497	Accenture, PLC - Class A	56,121
336	Akamai Technologies, Inc.#~	17,133
247	Alphabet, Inc. - Class A#~	174,846
247	Alphabet, Inc. - Class C#	171,173
337	Amphenol Corp. - Class A~	18,815
6,278	Apple, Inc.	588,500
1,348	Applied Materials, Inc.~	27,594
491	Broadcom, Ltd.	71,563
4,312	Cisco Systems, Inc.~	118,537
638	Cognizant Technology Solutions Corp. - Class A#	37,240
963	eBay, Inc.#	23,526
1,726	EMC Corp.~	45,066
189	F5 Networks, Inc.#	19,798
2,263	Facebook, Inc. - Class A#	266,083
541	Fiserv, Inc.#	52,866
2,050	Hewlett Packard Enterprise Company~	34,153
2,050	HP, Inc.	25,153
5,242	Intel Corp.~	158,728

NUMBER OF SHARES		VALUE

888	International Business Machines Corp.~	$129,595
607	Juniper Networks, Inc.	14,204
1,425	MasterCard, Inc. - Class A~	138,211
335	Microchip Technology, Inc.	16,278
1,159	Micron Technology, Inc.#	12,459
8,348	Microsoft Corp.	416,315
3,129	Oracle Corp.~	124,722
963	PayPal Holdings, Inc.#	37,730
1,775	QUALCOMM, Inc.~	89,673
170	Red Hat, Inc.#~	12,473
715	Symantec Corp.	11,901
471	TE Connectivity, Ltd.	28,015
169	Teradata Corp.#	4,276
1,091	Texas Instruments, Inc.	62,231
2,572	Visa, Inc. - Class A~	198,661
383	Western Digital Corp.	15,651
676	Yahoo!, Inc.#	24,742

		3,244,032

	Materials (2.8%)
235	Air Products & Chemicals, Inc.~	34,284
55	Airgas, Inc.~	7,834
379	CF Industries Holdings, Inc.	12,533
1,452	Dow Chemical Company	76,390
890	E.I. du Pont de Nemours and Company	58,660
84	Eastman Chemical Company	6,416
1,472	Freeport-McMoRan, Inc.	20,608
452	LyondellBasell Industries, NV - Class A	37,367
787	Monsanto Company	73,726
634	Mosaic Company	17,746
703	Newmont Mining Corp.	24,584
294	PPG Industries, Inc.	32,455
320	Praxair, Inc.	37,587

		440,190

	Telecommunication Services (2.8%)
6,271	AT&T, Inc.~	243,440
855	CenturyLink, Inc.	26,462
3,542	Verizon Communications, Inc.	180,430

		450,332

	Utilities (3.4%)
883	AES Corp.~	9,854
570	American Electric Power Company, Inc.~	36,195
460	CMS Energy Corp.~	18,713
337	Consolidated Edison, Inc.	25,140
408	Dominion Resources, Inc.	29,160
1,135	Duke Energy Corp.	89,415

See accompanying Notes to Schedule of Investments	www.calamos.com	139

Hedged Equity Income Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE

421	Edison International	$29,769
203	Entergy Corp.	15,262
170	Eversource Energy	9,595
586	Exelon Corp.	20,563
421	FirstEnergy Corp.	13,720
692	NextEra Energy, Inc.	81,365
503	PG&E Corp.	29,275
421	PPL Corp.	15,847
503	Public Service Enterprise Group, Inc.	23,203
1,461	Southern Company	73,196
381	Xcel Energy, Inc.	15,251

		535,523

	TOTAL COMMON STOCKS (Cost $15,420,357)	15,443,296

EXCHANGE-TRADED FUND (2.9%)
	Other (2.9%)
2,272	SPDR S&P 500 ETF Trust (Cost $455,379)	468,713

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (1.6%) #
	Other (1.6%)
	S&P 500 Index
13	Call, 05/06/16, Strike $2,120.00	520
12	Put, 05/13/16, Strike $2,035.00	15,420
12	Put, 05/31/16, Strike $1,975.00	13,860
9	Put, 05/06/16, Strike $2,040.00	6,930
9	Put, 05/31/16, Strike $2,000.00	14,040
8	Put, 05/20/16, Strike $2,025.00	12,240
8	Call, 12/30/16, Strike $2,000.00	112,360
6	Put, 12/30/16, Strike $1,900.00	41,190
4	Put, 12/16/16, Strike $2,000.00	37,180

	TOTAL PURCHASED OPTIONS (Cost $318,546)	253,740

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (2.7%)
425,932	Fidelity Prime Money Market Fund - Institutional Class (Cost $425,932)	425,932

TOTAL INVESTMENTS (103.9%) (Cost $16,620,214)		16,591,681

LIABILITIES, LESS OTHER ASSETS (-3.9%)		(623,722)

NET ASSETS (100.0%)		$15,967,959

NUMBER OF CONTRACTS		VALUE

WRITTEN OPTIONS (-2.8%) #
	Consumer Discretionary (0.0%)
4	Netflix, Inc. Put, 08/19/16, Strike $85.00	$(2,400)

	Energy (0.0%)
5	EOG Resources, Inc. Call, 05/06/16, Strike $83.00	(960)

	Health Care (-0.1%)
3	Allergan, PLC Put, 11/18/16, Strike $240.00	(10,290)

	Other (-2.7%)
	S&P 500 Index
18	Call, 05/31/16, Strike $2,050.00	(70,920)
16	Call, 12/30/16, Strike $2,100.00	(128,160)
13	Call, 05/31/16, Strike $2,000.00	(99,255)
12	Put, 12/30/16, Strike $1,675.00	(37,800)
11	Call, 12/16/16, Strike $2,150.00	(57,695)
9	Put, 05/06/16, Strike $1,960.00	(743)
9	Put, 05/31/16, Strike $1,900.00	(4,455)
9	Call, 08/31/16, Strike $2,125.00	(32,040)

		(431,068)

	TOTAL WRITTEN OPTIONS (Premium $462,532)	(444,718)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $3,537,143.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

140	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Phineus Long/Short Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE

COMMON STOCKS (50.9%)
		Consumer Discretionary (4.8%)
1,750	JPY	Kadokawa Dwango#~	$25,856
367		Priceline Group, Inc.#~	493,123
2,935		Wayfair, Inc.#~	110,796

			629,775

		Energy (5.5%)
2,243		Exxon Mobil Corp.~	198,281
7,092		Gulfport Energy Corp.#~	221,980
3,729	GBP	Royal Dutch Shell, PLC - Class A~	97,674
3,967		TOTAL, SA~	201,325

			719,260

		Financials (26.6%)
4,728		American Express Company	309,353
29,606		Bank of America Corp.~	431,064
13,007		Blackstone Group, LP~	356,912
23		Capital One Financial Corp.~	1,665
11,457		CBRE Group, Inc.#~	339,471
8,444		Citigroup, Inc.~	390,788
3,512		Discover Financial Services~	197,620
2,651		Goldman Sachs Group, Inc.~	435,056
9,941	EUR	ING Groep, NV~	121,811
26,373		KKR & Co., LP~	358,673
16,018		Morgan Stanley~	433,447
1,039		S&P Global, Inc.~	111,017

			3,486,877

		Industrials (6.0%)
6,963		Air Lease Corp.	212,232
9,148		American Airlines Group, Inc.	317,344
5,454		United Continental Holdings, Inc.#	249,848

			779,424

		Information Technology (8.0%)
1,901		Baidu, Inc.#	369,364
7,915		PayPal Holdings, Inc.#	310,110
7,209		QUALCOMM, Inc.~	364,199

			1,043,673

		TOTAL COMMON STOCKS (Cost $6,627,022)	6,659,009

EXCHANGE-TRADED FUND (29.5%)
		Other (29.5%)
134,590		Global X MSCI Greece ETF~	1,056,531
22,643		iShares MSCI Emerging Markets ETF~	778,693
22,947		iShares MSCI India ETF~	620,946
15,647		VanEck Vectors Vietnam ETF~	225,630
23,785		Vanguard FTSE Europe ETF~	1,185,920

			3,867,720

		TOTAL EXCHANGE-TRADED FUNDS (Cost $3,782,474)	3,867,720

NUMBER OF CONTRACTS		VALUE

PURCHASED OPTIONS (0.3%) #
	Consumer Discretionary (0.1%)
38	TripAdvisor, Inc. Call, 05/06/16, Strike $67.00	$11,115

	Other (0.2%)
182	Energy Select Sector SPDR Fund Call, 05/20/16, Strike $68.00	23,842
74	iShares 20+ Year Treasury Bond Call, 05/06/16, Strike $131.50	1,517

		25,359

	TOTAL PURCHASED OPTIONS (Cost $51,687)	36,474

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (28.6%)
3,745,511	Fidelity Prime Money Market Fund - Institutional Class (Cost $3,745,511)	3,745,511

TOTAL INVESTMENTS (109.3%) (Cost $14,206,694)		14,308,714

LIABILITIES, LESS OTHER ASSETS (-9.3%)		(1,214,943)

NET ASSETS (100.0%)		$13,093,771

COMMON STOCKS SOLD SHORT (-3.4%) #
	Consumer Staples (-2.2%)
(3,975)	Colgate-Palmolive Company	(281,907)

	Health Care (-1.2%)
(2,860)	Merck & Company, Inc.	(156,843)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $440,341)	(438,750)

EXCHANGE-TRADED FUNDS SOLD SHORT (-43.0%) #
	Other (-43.0%)
(8,546)	Health Care Select Sector SPDR Fund	(596,425)
(9,263)	iShares 20+ Year Treasury Bond ETF	(1,198,447)
(18,607)	SPDR S&P 500 ETF Trust	(3,838,624)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $5,654,576)	(5,633,496)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.3%) #
	Consumer Staples (0.0%)
6	Anheuser-Busch InBev, SA Call, 05/20/16, Strike $125.00	(1,920)

See accompanying Notes to Schedule of Investments	www.calamos.com	141

Phineus Long/Short Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF CONTRACTS		VALUE

	Energy (-0.1%)
39	TOTAL, SA Call, 05/20/16, Strike $50.00	$(5,948)

	Financials (0.0%)
52	Capital One Financial Corp. Put, 05/06/16, Strike $71.00	(2,470)

	Other (-0.2%)
182	Energy Select Sector SPDR Fund Call, 05/06/16, Strike $67.00	(22,659)

	TOTAL WRITTEN OPTIONS (Premium $26,592)	(32,997)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $4,259,746.

FOREIGN CURRENCY ABBREVIATION
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

142	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Long/Short Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES		VALUE

COMMON STOCKS (75.0%)
	Consumer Discretionary (7.0%)
1,337	Priceline Group, Inc.#~	$1,796,473
52,952	PulteGroup, Inc.~	973,787
10,650	Wayfair, Inc.#	402,038

		3,172,298

	Energy (7.6%)
10,688	Exxon Mobil Corp.	944,819
34,335	Gulfport Energy Corp.#~	1,074,686
8,888	Royal Dutch Shell, PLC~	470,086
18,908	TOTAL, SA~	959,581

		3,449,172

	Financials (34.7%)
17,292	American Express Company	1,131,416
114,857	Bank of America Corp.	1,672,318
50,417	Blackstone Group, LP	1,383,442
47	Capital One Financial Corp.	3,402
56,960	CBRE Group, Inc.#	1,687,725
33,417	Citigroup, Inc.	1,546,539
23,711	Discover Financial Services~	1,334,218
10,939	Goldman Sachs Group, Inc.~	1,795,199
27,489	JPMorgan Chase & Company~	1,737,305
98,393	KKR & Co., LP~	1,338,145
62,010	Morgan Stanley~	1,677,991
4,911	S&P Global, Inc.	524,740

		15,832,440

	Health Care (6.8%)
16,739	Cerner Corp.#	939,728
7,319	Laboratory Corp. of America Holdings#~	917,217
15,874	Medtronic, PLC~	1,256,427

		3,113,372

	Industrials (4.8%)
34,843	American Airlines Group, Inc.	1,208,704
20,981	United Continental Holdings, Inc.#	961,139

		2,169,843

	Information Technology (14.1%)
14,282	Apple, Inc.	1,338,795
7,290	Baidu, Inc.#	1,416,447
19,982	Cisco Systems, Inc.	549,305
67	Facebook, Inc. - Class A#	7,878
13,222	IAC/InterActiveCorp~	612,707
29,380	PayPal Holdings, Inc.#~	1,151,108
26,617	QUALCOMM, Inc.~	1,344,691

		6,420,931

	TOTAL COMMON STOCKS (Cost $34,392,969)	34,158,056

NUMBER OF SHARES		VALUE

EXCHANGE-TRADED FUND (10.8%)
	Consumer Discretionary (5.6%)
322,354	Global X MSCI Greece ETF	$2,530,479

	Other (5.2%)
47,629	Vanguard FTSE Europe ETF~	2,374,782

	TOTAL EXCHANGE-TRADED FUNDS (Cost $5,387,788)	4,905,261

NUMBER OF CONTRACTS		VALUE

PURCHASED OPTIONS (0.3%) #
	Consumer Discretionary (0.1%)
144	TripAdvisor, Inc. Call, 05/06/16, Strike $67.00	42,120

	Information Technology (0.0%)
119	Facebook, Inc. Put, 05/20/16, Strike $100.00	1,309

	Other (0.2%)
680	Energy Select Sector SPDR Fund Call, 05/20/16, Strike $68.00	89,080
354	iShares 20+ Year Treasury Bond Call, 05/06/16, Strike $131.50	7,257

		96,337

	TOTAL PURCHASED OPTIONS (Cost $226,656)	139,766

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (8.8%)
4,032,399	Fidelity Prime Money Market Fund - Institutional Class (Cost $4,032,399)	4,032,399

TOTAL INVESTMENTS (94.9%) (Cost $44,039,812)		43,235,482

OTHER ASSETS, LESS LIABILITIES (5.1%)		2,334,380

NET ASSETS (100.0%)		$45,569,862

NUMBER OF SHARES		VALUE

COMMON STOCKS SOLD SHORT (-20.2%) #
	Consumer Discretionary (-2.3%)
(12,602)	Omnicom Group, Inc.	(1,045,588)

	Consumer Staples (-2.9%)
(18,361)	Colgate-Palmolive Company	(1,302,162)

	Financials (-1.8%)
(13,635)	NASDAQ, Inc.	(841,416)

See accompanying Notes to Schedule of Investments	www.calamos.com	143

Long/Short Fund    Schedule of Investments April 30, 2016 (Unaudited)

NUMBER OF SHARES			VALUE

		Health Care (-3.5%)
(11,190)		Merck & Company, Inc.	$(613,660)
(9,401)	DKK	William Demant Holding, A/S	(966,700)

			(1,580,360)

		Industrials (-4.8%)
(14,466)		Deluxe Corp.	(908,175)
(24,961)		Nielsen Holdings, PLC	(1,301,467)

			(2,209,642)

		Information Technology (-2.6%)
(59,487)		Western Union Company	(1,189,740)

		Telecommunication Services (-2.3%)
(26,443)		AT&T, Inc.	(1,026,517)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $7,775,357)	(9,195,425)

EXCHANGE-TRADED FUNDS SOLD SHORT (-31.3%) #
		Other (-31.3%)
(51,002)		Consumer Staples Select Sector SPDR Fund	(2,667,405)
(39,380)		Health Care Select Sector SPDR Fund	(2,748,330)
(17,070)		iShares 20+ Year Treasury Bond ETF	(2,208,517)
(9,000)		PowerShares QQQ	(951,480)
(13,000)		SPDR S&P 500 ETF Trust	(2,681,900)
(1,756)		SPDR S&P MidCap 400 ETF Trust	(466,832)
(21,438)		Technology Select Sector SPDR Fund	(903,183)
(34,107)		Utilities Select Sector SPDR Fund	(1,651,461)

		TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $13,865,108)	(14,279,108)

NUMBER OF CONTRACTS			VALUE

WRITTEN OPTIONS (-0.3%) #
		Consumer Staples (0.0%)
36		Anheuser-Busch InBev, SA Call, 05/20/16, Strike $125.00	(11,520)

		Energy (-0.1%)
189		TOTAL, SA Call, 05/20/16, Strike $50.00	(28,823)

		Financials (0.0%)
192		Capital One Financial Corp. Put, 05/06/16, Strike $71.00	(9,120)

		Information Technology (0.0%)
119		Facebook, Inc. Put, 05/20/16, Strike $92.50	(476)

NUMBER OF CONTRACTS		VALUE
	Other (-0.2%)
680	Energy Select Sector SPDR Fund Call, 05/06/16, Strike $67.00	$(84,660)

	TOTAL WRITTEN OPTIONS (Premium $114,415)	(134,599)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $6,718,314.

FOREIGN CURRENCY ABBREVIATION
DKK	Danish Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

144	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    April 30, 2016 (Unaudited)

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$1,944,246,829	$61,557,116	$48,329,839	$16,326,049	$35,627,710
Investment in securities, at value	$2,184,612,360	$62,147,165	$51,570,842	$16,421,524	$36,696,827
Cash with custodian (interest bearing)	—	—	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	22,206	26,599	13,469	14,308
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $-)	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Receivables:
Accrued interest and dividends	1,424,854	59,135	37,473	3,462	36,149
Investments sold	28,925,037	290,466	501,916	206,484	—
Fund shares sold	1,013,485	5,486	7,905	2,543	2,355
Prepaid expenses	126,621	38,457	38,784	20,405	39,627
Deferred offering costs	—	—	—	—	—
Other assets	664,927	92,400	85,856	40,348	12,683
Total assets	2,216,767,284	62,655,315	52,269,375	16,708,235	36,801,949
LIABILITIES
Collateral for securities loaned	40,836,861	488,350	855,600	873,575	—
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	322,667	—	11,078	—	—
Payables:
Investments purchased	32,467,041	—	767,532	301,027	—
Fund shares redeemed	5,435,506	136,834	112,336	8,916	84,424
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	1,559,906	50,442	42,282	16,155	29,644
Distribution fees	75,747	1,266	1,055	290	628
Deferred compensation to trustees	664,927	92,400	85,856	40,348	12,683
Financial accounting fees	20,875	586	492	187	345
Trustees’ fees and officer compensation	27,752	2,596	2,550	2,354	2,273
Other accounts payable and accrued liabilities	943,868	27,870	20,181	15,863	15,434
Total liabilities	82,355,150	800,344	1,898,962	1,258,715	145,431
NET ASSETS	$2,134,412,134	$61,854,971	$50,370,413	$15,449,520	$36,656,518
COMPOSITION OF NET ASSETS
Paid in capital	$1,756,639,692	$62,249,996	$47,362,842	$20,322,383	$35,889,264
Undistributed net investment income (loss)	(1,589,769)	663,879	(15,536)	(241,269)	801,698
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	139,320,793	(1,648,953)	(206,818)	(4,727,069)	(1,103,561)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	240,041,418	590,049	3,229,925	95,475	1,069,117
NET ASSETS	$2,134,412,134	$61,854,971	$50,370,413	$15,449,520	$36,656,518
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,154,588,356	$37,948,428	$12,756,559	$8,881,583	$26,646,269
Shares outstanding	38,989,690	3,063,770	931,951	789,057	2,639,173
Net asset value and redemption price per share	$29.61	$12.39	$13.69	$11.25	$10.10
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$31.09	$13.01	$14.37	$11.81	$10.60
CLASS B SHARES†**
Net assets applicable to shares outstanding	$11,177,779	$108,968	$143,890	$239,530	$—
Shares outstanding	415,528	9,503	11,644	22,403	—
Net asset value and redemption price per share	$26.90	$11.47	$12.36	$10.69	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$614,820,977	$5,598,648	$9,219,755	$887,829	$853,222
Shares outstanding	29,555,361	497,986	745,512	83,022	85,442
Net asset value and redemption price per share	$20.80	$11.24	$12.37	$10.69	$9.99
CLASS I SHARES†
Net assets applicable to shares outstanding	$346,345,867	$18,075,759	$27,838,890	$5,210,504	$9,046,585
Shares outstanding	9,311,710	1,422,167	1,998,996	455,082	894,975
Net asset value and redemption price per share	$37.19	$12.71	$13.93	$11.45	$10.11
CLASS R SHARES†
Net assets applicable to shares outstanding	$7,479,155	$123,168	$411,319	$230,074	$110,442
Shares outstanding	266,191	10,064	30,704	20,768	10,962
Net asset value and redemption price per share	$28.10	$12.24	$13.40	$11.08	$10.07

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	145

Statements of Assets and Liabilities    April 30, 2016 (Unaudited)

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND
ASSETS
Investments in securities, at cost	$6,910,788	$478,480,239	$491,519,796	$13,505,398	$135,852,853
Investment in securities, at value	$6,330,162	$504,502,961	$490,131,583	$13,474,812	$153,057,028
Cash with custodian (interest bearing)	—	—	15,998	460	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	16,637	—	—	10,912	27,989
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $-)	—	—	2	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	53,226	—	31,200
Receivables:
Accrued interest and dividends	2,499	2,699,543	696,887	5,117	496,385
Investments sold	162,657	—	4,022,379	175,541	—
Fund shares sold	1,022	380,828	842,332	11,324	97,706
Prepaid expenses	23,165	101,803	49,227	51,806	37,714
Deferred offering costs	—	—	—	—	—
Other assets	12,716	93,084	58,951	11,575	65,126
Total assets	6,548,858	507,778,219	495,870,585	13,741,547	153,813,148
LIABILITIES
Collateral for securities loaned	230,625	32,589,083	16,809,826	176,627	4,480,779
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	929,759	1,020,813	—	549,682
Payables:
Investments purchased	116,809	2,810,727	12,781,979	306,152	134,844
Fund shares redeemed	94	1,212,790	891,395	104	273,344
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	6,012	337,364	413,872	11,837	117,387
Distribution fees	90	7,143	5,326	112	2,484
Deferred compensation to trustees	12,716	93,084	58,951	11,575	65,126
Financial accounting fees	70	4,593	4,373	125	1,439
Trustees’ fees and officer compensation	2,240	7,659	6,639	2,097	3,630
Other accounts payable and accrued liabilities	14,193	407,534	223,974	16,010	133,176
Total liabilities	382,849	38,399,736	32,217,148	524,639	5,761,891
NET ASSETS	$6,166,009	$469,378,483	$463,653,437	$13,216,908	$148,051,257
COMPOSITION OF NET ASSETS
Paid in capital	$8,084,804	$464,499,066	$520,475,313	$16,008,902	$125,513,117
Undistributed net investment income (loss)	7,485	883,437	(1,573,006)	(84,295)	90,885
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(1,345,654)	(20,945,753)	(52,877,492)	(2,676,549)	5,787,223
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	(580,626)	24,941,733	(2,371,378)	(31,150)	16,660,032	*
NET ASSETS	$6,166,009	$469,378,483	$463,653,437	$13,216,908	$148,051,257
CLASS A SHARES†
Net assets applicable to shares outstanding	$2,896,698	$161,184,828	$115,424,612	$4,225,827	$33,625,245
Shares outstanding	309,202	9,894,073	9,873,360	517,504	2,782,854
Net asset value and redemption price per share	$9.37	$16.29	$11.69	$8.17	$12.08
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$9.84	$17.10	$12.27	$8.58	$12.68
CLASS B SHARES†**
Net assets applicable to shares outstanding	$—	$513,219	$117,796	$—	$301,308
Shares outstanding	—	33,998	10,524	—	26,615
Net asset value and redemption price per share	$—	$15.10	$11.19	$—	$11.32
CLASS C SHARES†**
Net assets applicable to shares outstanding	$308,666	$41,662,595	$34,410,696	$267,132	$18,859,281
Shares outstanding	33,679	2,763,401	3,076,694	33,074	1,669,964
Net asset value and redemption price per share	$9.16	$15.08	$11.18	$8.08	$11.29
CLASS I SHARES†
Net assets applicable to shares outstanding	$2,861,257	$258,062,006	$311,241,387	$8,642,249	$90,258,892
Shares outstanding	303,306	15,569,496	26,488,419	1,058,086	7,353,637
Net asset value and redemption price per share	$9.43	$16.57	$11.75	$8.17	$12.27
CLASS R SHARES†
Net assets applicable to shares outstanding	$99,388	$7,955,835	$2,458,946	$81,700	$5,006,531
Shares outstanding	10,687	498,083	212,313	10,017	424,579
Net asset value and redemption price per share	$9.30	$15.97	$11.58	$8.16	$11.79

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $(34,491).

146	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    April 30, 2016 (Unaudited)

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND
ASSETS
Investments in securities, at cost	$2,047,234,863	$330,863,810	$877,901,158	$75,875,665	$99,627,527
Investment in securities, at value	$2,385,998,544	$347,119,106	$876,998,718	$75,057,896	$102,428,499
Cash with custodian (interest bearing)	24,663	—	—	—	16,563
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	14,348	—	—	21,238	16,319
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $11,176)	—	—	—	11,311	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Receivables:
Accrued interest and dividends	5,104,746	1,320,978	3,182,777	282,219	717,107
Investments sold	6,703,710	—	—	—	—
Fund shares sold	3,087,025	231,217	651,037	243,872	69,387
Prepaid expenses	144,950	55,394	80,346	22,709	34,380
Deferred offering costs	—	—	—	—	—
Other assets	347,609	143,119	188,523	5,723	66,568
Total assets	2,401,425,595	348,869,814	881,101,401	75,644,968	103,348,823
LIABILITIES
Collateral for securities loaned	27,592,022	10,253,917	54,864,082	818,218	490,000
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	370,313	91,584	—	—
Payables:
Investments purchased	3,493,509	1,955,168	3,130,836	131	1,236,450
Fund shares redeemed	7,474,251	510,995	6,176,508	94,738	207,289
Dividends payable	—	—	—	—	16,964
Affiliates:
Investment advisory fees	1,333,752	278,777	499,818	51,158	44,847
Distribution fees	88,541	10,648	23,900	825	2,680
Deferred compensation to trustees	347,609	143,119	188,523	5,723	66,568
Financial accounting fees	22,748	3,240	7,958	699	948
Trustees’ fees and officer compensation	25,491	5,450	12,508	2,166	2,612
Other accounts payable and accrued liabilities	707,523	118,023	284,141	15,389	24,490
Total liabilities	41,085,446	13,649,650	65,279,858	989,047	2,092,848
NET ASSETS	$2,360,340,149	$335,220,164	$815,821,543	$74,655,921	$101,255,975
COMPOSITION OF NET ASSETS
Paid in capital	$2,013,886,934	$322,178,431	$827,321,946	$77,356,968	$99,396,054
Undistributed net investment income (loss)	(6,448,607)	971,849	(857,527)	432,954	(593,765)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	14,138,141	(3,823,150)	(9,650,375)	(2,318,380)	(347,286)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	338,763,681	15,893,034	(992,501)	(815,621)	2,800,972
NET ASSETS	$2,360,340,149	$335,220,164	$815,821,543	$74,655,921	$101,255,975
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,004,772,707	$97,582,563	$260,290,728	$30,052,258	$60,894,553
Shares outstanding	33,931,676	11,830,040	16,856,968	3,096,430	5,806,584
Net asset value and redemption price per share	$29.61	$8.25	$15.44	$9.71	$10.49
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$31.09	$8.66	$16.21	$10.19	$10.90 #
CLASS B SHARES†**
Net assets applicable to shares outstanding	$5,617,681	$972,462	$4,396,378	$—	$823,466
Shares outstanding	157,602	116,660	221,292	—	78,548
Net asset value and redemption price per share	$35.64	$8.34	$19.87	$—	$10.48
CLASS C SHARES†**
Net assets applicable to shares outstanding	$808,045,332	$103,683,956	$218,214,206	$2,435,601	$16,474,933
Shares outstanding	27,188,190	13,850,582	14,260,883	252,113	1,571,564
Net asset value and redemption price per share	$29.72	$7.49	$15.30	$9.66	$10.48
CLASS I SHARES†
Net assets applicable to shares outstanding	$528,260,924	$131,909,928	$331,109,181	$41,991,659	$22,623,776
Shares outstanding	18,447,467	15,581,484	23,706,608	4,317,815	2,157,746
Net asset value and redemption price per share	$28.64	$8.47	$13.97	$9.73	$10.48
CLASS R SHARES†
Net assets applicable to shares outstanding	$13,643,505	$1,071,255	$1,811,050	$176,403	$439,247
Shares outstanding	464,150	131,661	117,709	18,192	41,892
Net asset value and redemption price per share	$29.39	$8.14	$15.39	$9.70	$10.49

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

See accompanying Notes to Financial Statements	www.calamos.com	147

Statements of Assets and Liabilities    April 30, 2016 (Unaudited)

	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND	LONG/SHORT FUND
ASSETS
Investments in securities, at cost	$105,082,349	$3,815,560,983	$16,620,214	$14,206,694	$44,039,812
Investment in securities, at value	$101,143,979	$3,820,171,627	$16,591,681	$14,308,714	$43,235,482
Cash with custodian (interest bearing)	—	140,109	—	—	—
Restricted cash for short positions (interest bearing)	—	844,489,688	—	5,259,447	22,744,311
Due from investment advisor	—	—	15,213	29,878	—
Restricted foreign currency for short positions (cost $3,622,747, $857,949)	—	3,757,747	—	—	872,773
Foreign currency (cost $-)	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—
Receivables:
Accrued interest and dividends	1,502,823	12,317,723	17,274	9,066	43,217
Investments sold	387,265	16,111,863	60,538	1,530,871	4,921,916
Fund shares sold	90,534	36,735,275	1,481	712,855	33,636
Prepaid expenses	53,228	258,221	18,184	—	32,954
Deferred offering costs	—	—	—	182,751	—
Other assets	101,717	197,398	5,711	—	13,497
Total assets	103,279,546	4,734,179,651	16,710,082	22,033,582	71,897,786
LIABILITIES
Collateral for securities loaned	7,200,032	34,388,387	—	—	—
Securities sold short, at value (proceeds $783,641,056, $6,094,917, $21,640,465)	—	827,884,332	—	6,072,246	23,474,533
Options written, at value (premium $68,722,675, $462,532, $26,592, $114,415)	—	62,674,415	444,718	32,997	134,599
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Payables:
Investments purchased	588,843	24,036,854	235,354	2,613,636	2,423,058
Fund shares redeemed	661,749	34,019,104	31,401	—	182,555
Dividends payable	29,273	—	—	—	—
Affiliates:
Investment advisory fees	57,890	2,061,308	9,718	6,710	46,749
Distribution fees	2,770	48,037	214	16	652
Deferred compensation to trustees	101,717	197,398	5,711	—	13,497
Financial accounting fees	897	35,757	150	61	434
Trustees’ fees and officer compensation	2,959	35,210	1,907	775	2,819
Other accounts payable and accrued liabilities	46,490	979,095	12,950	213,370	49,028
Total liabilities	8,692,620	986,359,897	742,123	8,939,811	26,327,924
NET ASSETS	$94,586,926	$3,747,819,754	$15,967,959	$13,093,771	$45,569,862
COMPOSITION OF NET ASSETS
Paid in capital	$106,954,883	$3,722,359,896	$16,007,203	$12,871,809	$47,288,450
Undistributed net investment income (loss)	(176,953)	16,345,329	(16,509)	(1,602)	99,694
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(8,252,634)	42,561,530	(12,016)	105,243	825,476
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	(3,938,370)	(33,447,001)	(10,719)	118,321	(2,643,758)
NET ASSETS	$94,586,926	$3,747,819,754	$15,967,959	$13,093,771	$45,569,862
CLASS A SHARES†
Net assets applicable to shares outstanding	$58,450,925	$966,776,654	$9,602,398	$270,432	$14,459,294
Shares outstanding	6,999,045	75,171,449	982,085	25,771	1,410,005
Net asset value and redemption price per share	$8.35	$12.86	$9.78	$10.49	$10.25
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$8.77	$13.50	$10.27	$11.01	$10.76
CLASS B SHARES†**
Net assets applicable to shares outstanding	$395,618	$852,655	$—	$—	$—
Shares outstanding	44,744	62,428	—	—	—
Net asset value and redemption price per share	$8.84	$13.66	$—	$—	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$18,628,474	$332,218,003	$163,224	$119,787	$4,269,091
Shares outstanding	2,130,821	25,445,570	16,728	11,420	424,981
Net asset value and redemption price per share	$8.74	$13.06	$9.76	$10.49	$10.05
CLASS I SHARES†
Net assets applicable to shares outstanding	$16,970,887	$2,439,772,478	$6,102,448	$12,703,552	$26,815,727
Shares outstanding	2,032,635	191,747,403	623,451	1,210,192	2,596,494
Net asset value and redemption price per share	$8.35	$12.72	$9.79	$10.50	$10.33
CLASS R SHARES†
Net assets applicable to shares outstanding	$141,022	$8,199,964	$99,889	$—	$25,750
Shares outstanding	16,921	640,098	10,223	—	2,524
Net asset value and redemption price per share	$8.33	$12.81	$9.77	$—	$10.20

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

148	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2016 (Unaudited)

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
INVESTMENT INCOME
Interest	$—	$—	$—	$5,236	$—
Dividends	12,561,782	816,673	309,099	68,891	402,144
Securities lending income	195,163	2,111	7,141	6,419	116
Dividend taxes withheld	(22,245)	(857)	(1,670)	(559)	—
Total investment income	12,734,700	817,927	314,570	79,987	402,260

EXPENSES
Investment advisory fees	9,994,632	301,083	280,135	156,220	174,634
Distribution fees
Class A	1,543,173	46,576	20,413	22,637	33,569
Class B	73,388	629	1,088	7,044	—
Class C	3,345,509	27,588	52,584	10,763	3,326
Class R	19,949	347	1,374	3,617	265
Transfer agent fees	1,753,736	26,306	22,782	12,779	8,816
Printing and mailing fees	235,060	4,834	4,284	3,427	3,199
Financial accounting fees	134,083	3,492	3,250	1,811	2,026
Legal fees	81,690	10,233	7,425	6,784	8,215
Accounting fees	73,747	15,673	11,066	11,695	12,878
Audit fees	69,482	7,199	6,986	6,207	6,426
Trustees’ fees and officer compensation	64,164	7,557	7,618	6,911	6,907
Registration fees	42,730	25,475	27,446	24,029	29,417
Custodian fees	31,025	2,967	3,798	2,445	1,861
Dividend or interest expense on short positions	—	—	—	—	—
Organization expense	—	—	—	—	—
Offering costs	—	—	—	—	—
Other	115,079	6,642	11,887	6,625	4,264
Total expenses	17,577,447	486,601	462,136	282,994	295,803
Less expense reductions	—	(140,045)	(134,557)	(43,658)	(66,545)
Net expenses	17,577,447	346,556	327,579	239,336	229,258
NET INVESTMENT INCOME (LOSS)	(4,842,747)	471,371	(13,009)	(159,349)	173,002

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	140,872,112	(1,238,977)	(201,765)	(4,489,504)	(298,755)
Purchased options	—	—	—	—	—
Foreign currency transactions	2,300,643	—	78,508	—	—
Written options	—	—	—	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(301,971,561)	154,496	(3,365,113)	862,439	(367,236)
Purchased options	—	—	—	—	—
Foreign currency translations	(197,228)	—	(6,775)	—	—
Written options	—	—	—	—	—
Short positions	—	—	—	—	—
NET GAIN (LOSS)	(158,996,034)	(1,084,481)	(3,495,145)	(3,627,065)	(665,991)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(163,838,781)	$(613,110)	$(3,508,154)	$(3,786,414)	$(492,989)

See accompanying Notes to Financial Statements	www.calamos.com	149

Statements of Operations    Six Months Ended April 30, 2016 (Unaudited)

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND
INVESTMENT INCOME
Interest	$—	$—	$1,285,688		$—	$—
Dividends	40,356	4,935,388	2,738,420		74,680	1,066,740
Securities lending income	3,447	54,505	13,945		279	12,591
Dividend taxes withheld	(293)	(518,613)	(299,387)		(9,792)	(82,782)
Total investment income	43,510	4,471,280	3,738,666		65,167	996,549

EXPENSES
Investment advisory fees	63,786	2,223,781	2,451,236		69,076	714,765
Distribution fees
Class A	8,407	226,884	139,666		5,058	47,118
Class B	—	3,722	1,857		—	2,015
Class C	1,937	224,127	170,887		1,345	98,949
Class R	247	19,886	5,556		195	13,392
Transfer agent fees	7,242	406,968	297,551		5,040	108,225
Printing and mailing fees	3,026	30,872	55,160		2,483	23,402
Financial accounting fees	740	30,747	25,852		729	8,914
Legal fees	6,373	34,791	19,622		6,269	11,130
Accounting fees	8,993	25,606	23,098		9,904	15,293
Audit fees	5,678	20,402	17,762		5,772	9,903
Trustees’ fees and officer compensation	6,313	19,702	17,169		6,284	10,004
Registration fees	23,024	49,518	34,315		21,925	29,922
Custodian fees	2,414	65,551	112,568		7,846	15,871
Dividend or interest expense on short positions	—	—	—		—	—
Organization expense	—	—	—		—	—
Offering costs	—	—	—		—	—
Other	13,573	38,468	39,084		10,936	26,070
Total expenses	151,753	3,421,025	3,411,383		152,862	1,134,973
Less expense reductions	(77,376)	—	—		(52,130)	(89,780)
Net expenses	74,377	3,421,025	3,411,383		100,732	1,045,193
NET INVESTMENT INCOME (LOSS)	(30,867)	1,050,255	327,283		(35,565)	(48,644)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(1,297,332)	(19,009,390)	(42,765,024	)(a)	(1,591,005)	7,153,342
Purchased options	—	(672,929)	(1,191,306)		(34,765)	(257,654)
Foreign currency transactions	—	(839,790)	388,382		458	(501,310)
Written options	—	(423,444)	(505,268)		(14,160)	(369,620)
Short positions	—	—	—		—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(291,027)	(14,809,736)	29,392,839	(b)	1,296,509	(16,122,470	)(b)
Purchased options	—	—	351,658		11,105	—
Foreign currency translations	—	(902,319)	(1,070,621)		(164)	(533,168)
Written options	—	—	—		—	—
Short positions	—	—	—		—	—
NET GAIN (LOSS)	(1,588,359)	(36,657,608)	(15,399,340)		(332,022)	(10,630,880)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,619,226)	$(35,607,353)	$(15,072,057)		$(367,587)	$(10,679,524)

(a)	Net of foreign capital gains tax of $74,148.

(b)	Net of change of $ 212,336 and $(34,491), respectively in deferred capital gains tax.

150	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2016 (Unaudited)

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND
INVESTMENT INCOME
Interest	$10,215,482	$2,586,061	$12,609,965	$1,074,512	$1,486,795
Dividends	22,187,254	1,907,389	7,278,521	288,115	4,498
Securities lending income	207,612	16,496	274,226	5,200	1,791
Dividend taxes withheld	—	(101,033)	(38,139)	(6,981)	—
Total investment income	32,610,348	4,408,913	20,124,573	1,360,846	1,493,084

EXPENSES
Investment advisory fees	8,189,228	1,738,659	3,293,781	283,965	251,744
Distribution fees
Class A	1,283,701	126,656	375,560	31,722	69,314
Class B	36,084	7,158	23,661	—	4,391
Class C	4,127,484	540,424	1,165,930	10,572	80,275
Class R	35,079	2,980	4,808	391	795
Transfer agent fees	1,305,782	196,934	453,593	36,957	40,750
Printing and mailing fees	172,711	24,642	60,405	9,234	7,411
Financial accounting fees	139,483	20,167	52,584	3,876	5,311
Legal fees	74,798	26,291	40,681	9,957	6,911
Accounting fees	79,486	22,080	36,521	12,743	14,193
Audit fees	70,929	15,130	30,559	7,129	7,974
Trustees’ fees and officer compensation	65,899	14,725	29,342	9,036	8,317
Registration fees	46,744	31,514	42,429	10,307	30,007
Custodian fees	28,418	19,627	13,453	6,224	2,419
Dividend or interest expense on short positions	—	—	—	—	—
Organization expense	—	—	—	—	—
Offering costs	—	—	—	18,281	—
Other	105,165	33,972	61,163	5,077	9,131
Total expenses	15,760,991	2,820,959	5,684,470	455,471	538,943
Less expense reductions	—	—	—	(44,326)	(84,986)
Net expenses	15,760,991	2,820,959	5,684,470	411,145	453,957
NET INVESTMENT INCOME (LOSS)	16,849,357	1,587,954	14,440,103	949,701	1,039,127

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	3,419,085	(3,704,654)	(21,286,237)	(1,391,591)	(105,528)
Purchased options	—	(767,105)	(2,345,762)	(297,029)	—
Foreign currency transactions	10,936	(924,915)	(76,454)	(4,401)	—
Written options	—	—	—	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(57,222,941)	(8,314,163)	(26,162,679)	272,217	1,665,076
Purchased options	—	(225,342)	(1,078,516)	(509,830)	—
Foreign currency translations	(4,585)	(336,888)	(109,671)	2,705	—
Written options	—	—	—	—	—
Short positions	—	—	—	—	—
NET GAIN (LOSS)	(53,797,505)	(14,273,067)	(51,059,319)	(1,927,929)	1,559,548
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(36,948,148)	$(12,685,113)	$(36,619,216)	$(978,228)	$2,598,675

See accompanying Notes to Financial Statements	www.calamos.com	151

Statements of Operations    Six Months Ended April 30, 2016 (Unaudited)

	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	PHINEUS LONG/SHORT FUND(a)	LONG/SHORT FUND
INVESTMENT INCOME
Interest	$2,733,062	$33,843,258	$—	$—	$—
Dividends	47,933	26,043,896	147,585	9,325	517,098
Securities lending income	31,000	158,932	—	—	4,254
Dividend taxes withheld	—	(87,114)	—	(539)	(20,246)
Total investment income	2,811,995	59,958,972	147,585	8,786	501,106

EXPENSES
Investment advisory fees	335,751	12,411,380	48,493	6,710	389,639
Distribution fees
Class A	68,092	1,259,984	8,832	28	28,157
Class B	2,473	5,965	—	—	—
Class C	94,609	1,662,035	569	73	24,228
Class R	385	20,896	248	—	222
Transfer agent fees	39,987	1,827,663	4,898	925	24,850
Printing and mailing fees	7,622	226,602	2,036	500	8,360
Financial accounting fees	5,193	214,845	750	61	3,614
Legal fees	9,157	119,110	8,319	500	7,681
Accounting fees	14,712	145,297	18,578	1,276	10,114
Audit fees	8,007	103,550	5,732	750	7,229
Trustees’ fees and officer compensation	8,177	97,588	7,726	775	7,765
Registration fees	34,810	84,547	9,414	—	34,369
Custodian fees	2,905	62,219	10,251	825	8,123
Dividend or interest expense on short positions	—	2,154,906	—	893	225,933
Organization expense	—	—	—	13,300	—
Offering costs	—	—	18,281	13,450	—
Other	21,981	146,203	3,435	200	9,539
Total expenses	653,861	20,542,790	147,562	40,266	789,823
Less expense reductions	—	—	(73,250)	(29,878)	—
Net expenses	653,861	20,542,790	74,312	10,388	789,823
NET INVESTMENT INCOME (LOSS)	2,158,134	39,416,182	73,273	(1,602)	(288,717)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(5,164,195)	(30,754,766)	(2,364)	43,342	750,225
Purchased options	—	(81,112,241)	(443,289)	23,316	(1,944,931)
Foreign currency transactions	—	146,802	—	(391)	(9,174)
Written options	—	57,665,661	227,570	41,103	1,608,623
Short positions	—	47,290,843	—	(2,127)	(291,805)
Change in net unrealized appreciation/(depreciation) on:
Investments	2,438,013	(49,695,816)	128,477	117,233	(4,891,216)
Purchased options	—	9,925,572	11,492	(15,213)	334,316
Foreign currency translations	—	165,041	—	35	76,861
Written options	—	19,473,914	133,685	(6,405)	(294,039)
Short positions	—	6,749,000	—	22,671	(262,484)
NET GAIN (LOSS)	(2,726,182)	(20,145,990)	55,571	223,564	(4,923,624)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(568,048)	$19,270,192	$128,844	$221,962	$(5,212,341)

(a)	Phineus Long/Short Fund commenced operations April 5, 2016.

152	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$(4,842,747)	$(10,420,857)	$471,371	$1,075,070	$(13,009)	$(30,596)
Net realized gain (loss)	143,172,755	700,082,597	(1,238,977)	5,669,145	(123,257)	11,279,851
Change in unrealized appreciation/(depreciation)	(302,168,789)	(481,070,138)	154,496	(8,618,225)	(3,371,888)	(7,947,702)
Net increase (decrease) in net assets resulting from operations	(163,838,781)	208,591,602	(613,110)	(1,874,010)	(3,508,154)	3,301,553

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(461,754)	(502,337)	—	—
Class B	—	—	—	—	—	—
Class C	—	—	(21,633)	(17,709)	—	—
Class I	—	—	(262,284)	(360,195)	—	—
Class R	—	—	(1,573)	(1,193)	—	—
Net realized gains
Class A	(348,035,648)	(334,486,301)	(2,547,648)	(3,570,562)	(3,221,717)	(1,885,461)
Class B	(4,805,396)	(6,995,647)	(10,093)	(22,490)	(51,058)	(44,044)
Class C	(243,604,217)	(223,372,174)	(403,800)	(636,667)	(2,042,689)	(1,433,556)
Class I	(91,511,948)	(134,935,100)	(1,163,377)	(1,911,869)	(5,222,205)	(2,877,179)
Class R	(2,356,702)	(2,037,555)	(10,292)	(10,016)	(77,155)	(20,196)
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(690,313,911)	(701,826,777)	(4,882,454)	(7,033,038)	(10,614,824)	(6,260,436)

CAPITAL SHARE TRANSACTIONS	262,439,438	(265,115,865)	(3,090,906)	(21,672,940)	(313,577)	3,138,780
TOTAL INCREASE (DECREASE) IN NET ASSETS	(591,713,254)	(758,351,040)	(8,586,470)	(30,579,988)	(14,436,555)	179,897

NET ASSETS
Beginning of period	$2,726,125,388	$3,484,476,428	$70,441,441	$101,021,429	$64,806,968	$64,627,071
End of period	2,134,412,134	2,726,125,388	61,854,971	70,441,441	50,370,413	64,806,968
Undistributed net investment income (loss)	$(1,589,769)	$3,252,978	$663,879	$939,752	$(15,536)	$(2,527)

See accompanying Notes to Financial Statements	www.calamos.com	153

Statements of Changes in Net Assets

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$(159,349)	$(504,740)	$173,002	$558,079	$(30,867)	$(138,205)
Net realized gain (loss)	(4,489,504)	1,445,056	(298,755)	409,584	(1,297,332)	1,951,972
Change in unrealized appreciation/(depreciation)	862,439	(2,781,869)	(367,236)	(814,426)	(291,027)	(2,881,280)
Net increase (decrease) in net assets resulting from operations	(3,786,414)	(1,841,553)	(492,989)	153,237	(1,619,226)	(1,067,513)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(105,949)	(362,247)	—	—
Class B	—	—	—	—	—	—
Class C	—	—	(567)	(4,913)	—	—
Class I	—	—	(49,286)	(114,838)	—	—
Class R	—	—	(214)	(1,440)	—	—
Net realized gains
Class A	(224,438)	(2,749,737)	(740,530)	(319,688)	(565,411)	—
Class B	(16,091)	(162,339)	—	—	—	—
Class C	(26,089)	(244,678)	(18,239)	(4,968)	(27,735)	—
Class I	(90,871)	(970,172)	(186,792)	(96,682)	(393,240)	—
Class R	(16,644)	(171,966)	(2,828)	(1,326)	(6,729)	—
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(374,133)	(4,298,892)	(1,104,405)	(906,102)	(993,115)	—

CAPITAL SHARE TRANSACTIONS	(18,602,602)	(3,221,495)	2,038,022	56,928	(13,617,343)	(24,075,227)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,763,149)	(9,361,940)	440,628	(695,937)	(16,229,684)	(25,142,740)

NET ASSETS
Beginning of period	$38,212,669	$47,574,609	$36,215,890	$36,911,827	$22,395,693	$47,538,433
End of period	15,449,520	38,212,669	36,656,518	36,215,890	6,166,009	22,395,693
Undistributed net investment income (loss)	$(241,269)	$(81,920)	$801,698	$784,712	$7,485	$38,352

154	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$1,050,255	$4,024,234	$327,283	$1,596,363	$(35,565)	$7,270
Net realized gain (loss)	(20,945,553)	3,300,529	(44,073,216)	(8,984,725)	(1,639,472)	(747,001)
Change in unrealized appreciation/(depreciation)	(15,712,055)	(44,925)	28,673,876	(53,648,236)	1,307,450	(1,346,822)
Net increase (decrease) in net assets resulting from operations	(35,607,353)	7,279,838	(15,072,057)	(61,036,598)	(367,587)	(2,086,553)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(92,329)	(307,098)	(4,645)	(41,566)
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	(1,119,198)	(2,034,145)	(40,287)	(61,523)
Class R	—	—	—	—	—	(156)
Net realized gains
Class A	(265,594)	(26,448,259)	—	(3,433,350)	—	—
Class B	(1,374)	(242,569)	—	(13,442)	—	—
Class C	(71,999)	(6,563,935)	—	(1,003,187)	—	—
Class I	(432,514)	(43,201,700)	—	(8,919,021)	—	—
Class R	(11,461)	(1,648,974)	—	(32,328)	—	—
Return of capital
Class A	—	—	—	(40)	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	(265)	—	—
Total distributions	(782,942)	(78,105,437)	(1,211,527)	(15,742,876)	(44,932)	(103,245)

CAPITAL SHARE TRANSACTIONS	(101,647,591)	(63,351,312)	(32,577,508)	(62,269,319)	75,991	296,005
TOTAL INCREASE (DECREASE) IN NET ASSETS	(138,037,886)	(134,176,911)	(48,861,092)	(139,048,793)	(336,528)	(1,893,793)

NET ASSETS
Beginning of period	$607,416,369	$741,593,280	$512,514,529	$651,563,322	$13,553,436	$15,447,229
End of period	469,378,483	607,416,369	463,653,437	512,514,529	13,216,908	13,553,436
Undistributed net investment income (loss)	$883,437	$(166,818)	$(1,573,006)	$(688,762)	$(84,295)	$(3,798)

See accompanying Notes to Financial Statements	www.calamos.com	155

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$(48,644)	$46,559	$16,849,357	$46,228,173	$1,587,954	$4,310,404
Net realized gain (loss)	6,024,758	6,071,551	3,430,021	167,595,445	(5,396,674)	2,782,109
Change in unrealized appreciation/(depreciation)	(16,655,638)	4,546,704	(57,227,526)	(123,738,132)	(8,876,393)	604,690
Net increase (decrease) in net assets resulting from operations	(10,679,524)	10,664,814	(36,948,148)	90,085,486	(12,685,113)	7,697,203

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(13,556,991)	(32,298,585)	—	(549,399)
Class B	—	—	(51,050)	(167,830)	—	—
Class C	—	—	(7,722,395)	(18,307,365)	—	—
Class I	—	—	(7,911,174)	(18,901,076)	—	(1,008,993)
Class R	—	—	(166,861)	(415,706)	—	(3,985)
Net realized gains
Class A	(769,768)	(16,689,799)	(45,158,073)	(136,678,722)	(1,349,284)	(23,384,613)
Class B	(9,659)	(228,886)	(299,943)	(1,585,363)	(21,251)	(715,924)
Class C	(434,202)	(5,599,563)	(36,267,311)	(105,660,707)	(1,583,129)	(26,044,532)
Class I	(1,809,046)	(18,756,109)	(24,093,672)	(73,482,783)	(1,753,280)	(27,529,458)
Class R	(111,823)	(1,686,163)	(617,691)	(1,953,757)	(16,132)	(278,726)
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(3,134,498)	(42,960,520)	(135,845,161)	(389,451,894)	(4,723,076)	(79,515,630)

CAPITAL SHARE TRANSACTIONS	(30,524,726)	(3,109,157)	(63,887,725)	(155,916,630)	(28,234,860)	(33,583,373)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(44,338,748)	(35,404,863)	(236,681,034)	(455,283,038)	(45,643,049)	(105,401,800)

NET ASSETS
Beginning of period	$192,390,005	$227,794,868	$2,597,021,183	$3,052,304,221	$380,863,213	$486,265,013
End of period	148,051,257	192,390,005	2,360,340,149	2,597,021,183	335,220,164	380,863,213
Undistributed net investment income (loss)	$90,885	$139,529	$(6,448,607)	$6,110,507	$971,849	$(616,105)

156	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015(a)	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$14,440,103	$30,651,934	$949,701	$313,511	$1,039,127	$1,927,173
Net realized gain (loss)	(23,708,453)	51,010,485	(1,693,021)	(622,148)	(105,528)	1,517,396
Change in unrealized appreciation/(depreciation)	(27,350,866)	(122,101,608)	(234,908)	(580,713)	1,665,076	(1,763,674)
Net increase (decrease) in net assets resulting from operations	(36,619,216)	(40,439,189)	(978,228)	(889,350)	2,598,675	1,680,895

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(5,991,007)	(14,689,931)	(224,601)	(73,599)	(877,542)	(1,340,474)
Class B	(52,418)	(125,993)	—	—	(10,823)	(27,355)
Class C	(3,635,717)	(7,505,842)	(12,630)	(4,384)	(196,578)	(326,886)
Class I	(8,101,806)	(19,045,320)	(403,420)	(171,040)	(321,844)	(391,067)
Class R	(34,935)	(72,044)	(1,258)	(999)	(4,484)	(5,871)
Net realized gains
Class A	(5,609,807)	(22,983,932)	—	—	(664,826)	(670,900)
Class B	(66,643)	(361,425)	—	—	(11,396)	(19,196)
Class C	(4,198,102)	(15,095,422)	—	—	(203,238)	(203,184)
Class I	(6,966,433)	(27,856,761)	—	—	(230,880)	(144,935)
Class R	(34,207)	(115,733)	—	—	(3,487)	(2,543)
Return of capital
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Total distributions	(34,691,075)	(107,852,403)	(641,909)	(250,022)	(2,525,098)	(3,132,411)

CAPITAL SHARE TRANSACTIONS	(227,667,170)	(111,866,169)	31,222,592	46,192,838	15,957,470	(13,888,090)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(298,977,461)	(260,157,761)	29,602,455	45,053,466	16,031,047	(15,339,606)

NET ASSETS
Beginning of period	$1,114,799,004	$1,374,956,765	$45,053,466	$—	$85,224,928	$100,564,534
End of period	815,821,543	1,114,799,004	74,655,921	45,053,466	101,255,975	85,224,928
Undistributed net investment income (loss)	$(857,527)	$2,518,253	$432,954	$125,162	$(593,765)	$(221,621)

(a)	Global Convertible Fund commenced operations on December 31, 2014.

See accompanying Notes to Financial Statements	www.calamos.com	157

Statements of Changes in Net Assets

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015(a)
OPERATIONS
Net investment income (loss)	$2,158,134	$6,183,996	$39,416,182	$66,591,495	$73,273	$81,269
Net realized gain (loss)	(5,164,195)	(2,354,906)	(6,763,701)	32,564,762	(218,083)	304,743
Change in unrealized appreciation/(depreciation)	2,438,013	(8,869,137)	(13,382,289)	(31,131,108)	273,654	(284,373)
Net increase (decrease) in net assets resulting from operations	(568,048)	(5,040,047)	19,270,192	68,025,149	128,844	101,639

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,420,931)	(4,302,176)	(6,599,374)	(10,660,238)	(75,693)	(36,766)
Class B	(10,384)	(53,176)	—	(2,151)	—	—
Class C	(401,998)	(1,034,441)	(880,638)	(686,837)	(786)	(289)
Class I	(427,079)	(1,191,751)	(18,438,979)	(29,673,184)	(70,993)	(42,418)
Class R	(3,830)	(8,290)	(44,162)	(55,036)	(1,010)	(538)
Net realized gains
Class A	—	(2,495,790)	(15,743,390)	(12,913,256)	(49,274)	—
Class B	—	(45,543)	(20,890)	(39,864)	—	—
Class C	—	(687,431)	(4,999,398)	(3,594,843)	(941)	—
Class I	—	(615,285)	(35,916,097)	(27,320,322)	(48,109)	—
Class R	—	(4,908)	(130,687)	(86,045)	(877)	—
Return of capital
Class A	—	(52)	—	—	—	—
Class B	—	(1)	—	—	—	—
Class C	—	(12)	—	—	—	—
Class I	—	(14)	—	—	—	—
Total distributions	(2,264,222)	(10,438,870)	(82,773,615)	(85,031,776)	(247,683)	(80,011)

CAPITAL SHARE TRANSACTIONS	(13,525,499)	(62,313,822)	32,756,274	(390,222,854)	4,698,887	11,366,283
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,357,769)	(77,792,739)	(30,747,149)	(407,229,481)	4,580,048	11,387,911

NET ASSETS
Beginning of period	$110,944,695	$188,737,434	$3,778,566,903	$4,185,796,384	$11,387,911	$—
End of period	94,586,926	110,944,695	3,747,819,754	3,778,566,903	15,967,959	11,387,911
Undistributed net investment income (loss)	$(176,953)	$(70,865)	$16,345,329	$2,892,300	$(16,509)	$58,700

(a)	Hedged Equity Income Fund commenced operations December 31, 2014.

158	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	PHINEUS LONG/SHORT FUND	LONG/SHORT FUND
	(UNAUDITED) PERIOD ENDED APRIL 30, 2016(a)	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2016	YEAR ENDED OCTOBER 31, 2015
OPERATIONS
Net investment income (loss)	$(1,602)	$(288,717)	$(1,321,438)
Net realized gain (loss)	105,243	112,938	2,373,298
Change in unrealized appreciation/(depreciation)	118,321	(5,036,562)	(990,675)
Net increase (decrease) in net assets resulting from operations	221,962	(5,212,341)	61,185

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	—
Class B	—	—	—
Class C	—	—	—
Class I	—	—	—
Class R	—	—	—
Net realized gains
Class A	—	—	(470,012)
Class B	—	—	—
Class C	—	—	(77,702)
Class I	—	—	(935,646)
Class R	—	—	(1,308)
Return of capital
Class A	—	—	—
Class B	—	—	—
Class C	—	—	—
Class I	—	—	—
Total distributions	—	—	(1,484,668)

CAPITAL SHARE TRANSACTIONS	12,871,809	(32,105,059)	(45,663,152)
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,093,771	(37,317,400)	(47,086,635)

NET ASSETS
Beginning of period	$—	$82,887,262	$129,973,897
End of period	13,093,771	45,569,862	82,887,262
Undistributed net investment income (loss)	$(1,602)	$99,694	$388,411

(a)	Phineus Long/Short Fund commenced operations April 5, 2016.

See accompanying Notes to Financial Statements	www.calamos.com	159

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of twenty series, Growth Fund, Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, International Growth Fund, Evolving World Growth Fund, Emerging Market Equity Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Global Convertible Fund, Total Return Bond Fund, High Income Fund, Market Neutral Income Fund, Hedged Equity Income Fund, Phineus Long/Short Fund (commenced operations on April 5, 2016), and Long/Short Fund (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares.

Significant Accounting Policies.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

160	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2016. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a Fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2011 and forward remain subject to

www.calamos.com	161

Notes to Financial Statements    (Unaudited)

examination by U.S. and State tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2010.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND, EMERGING MARKET EQUITY FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	OPPORTUNISTIC VALUE FUND, FOCUS GROWTH FUND, DIVIDEND GROWTH FUND, MID CAP GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, HIGH INCOME FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY INCOME FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND, LONG/SHORT FUND ANNUAL RATE	DISCOVERY GROWTH FUND ANNUAL RATE
First $500 million	0.85%	0.75%	1.25%	1.00%

Next $500 million	0.80%	0.70%	1.20%	0.90%

Over $1 billion	0.75%	0.65%	1.15%	0.80%

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the

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Notes to Financial Statements    (Unaudited)

twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Funds reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Opportunistic Value Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Focus Growth Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Discovery Growth Fund	1.50%	2.25%	2.25%	1.25%	1.75%
Dividend Growth Fund	1.35%	—	2.10%	1.10%	1.60%
Mid Cap Growth Fund	1.25%	—	2.00%	1.00%	1.50%
International Growth Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Evolving World Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Emerging Market Equity Fund	1.75%	—	2.50%	1.50%	2.00%
Global Equity Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Convertible Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Convertible Fund	1.35%	—	2.10%	1.10%	1.60%
Total Return Bond Fund	0.90%	1.65%	1.65%	0.65%	1.15%
High Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Market Neutral Income Fund	1.75%	2.50%	2.50%	1.75%	2.25%
Hedged Equity Income Fund	1.25%	—	2.00%	1.00%	1.50%
Phineus Long/Short Fund	2.00%	—	2.75%	1.75%	—
Long/Short Fund	2.00%	—	2.75%	1.75%	2.25%

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Notes to Financial Statements    (Unaudited)

These agreements are binding on Calamos Advisors through March 31, 2018.

For the period ended April 30, 2016, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Opportunistic Value Fund	$140,045
Focus Growth Fund	134,557
Discovery Growth Fund	43,658
Dividend Growth Fund	66,545
Mid Cap Growth Fund	77,376
Emerging Market Equity Fund	52,130
Global Equity Fund	89,780
Global Convertible Fund	44,326
Total Return Bond Fund	84,986
Hedged Equity Income Fund	73,250
Phineus Long/Short Fund	29,878

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended April 30, 2016, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Growth Fund	$43,574
Opportunistic Value Fund	3,278
Focus Growth Fund	821
Discovery Growth Fund	531
Dividend Growth Fund	715
Mid Cap Growth Fund	4
International Growth Fund	3,262
Evolving World Growth Fund	12,434
Emerging Market Equity Fund	39
Global Equity Fund	1,243
Growth and Income Fund	53,543
Global Growth and Income Fund	2,338
Convertible Fund	19,428
Global Convertible Fund	1,021
Total Return Bond Fund	453
High Income Fund	1,367
Market Neutral Income Fund	62,852
Hedged Equity Income Fund	1,705
Phineus Long/Short Fund	—
Long/Short Fund	529

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US

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Notes to Financial Statements    (Unaudited)

Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp.

The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust.

As of April 30, 2016, certain affiliates of Calamos Advisors hold material investments in the Funds as follows:

FUND	PERCENTAGE
Focus Growth Fund	50%
Discovery Growth Fund	57
Mid Cap Growth Fund	81
Emerging Market Equity Fund	89
Hedged Equity Income Fund	63
Phineus Long/Short Fund	62
Long/Short Fund	26

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

At April 30, 2016, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Growth Fund	$664,927
Opportunistic Value Fund	92,400
Focus Growth Fund	85,856
Discovery Growth Fund	40,348
Dividend Growth Fund	12,683
Mid Cap Growth Fund	12,716
International Growth Fund	93,084
Evolving World Growth Fund	58,951
Emerging Market Equity Fund	11,575
Global Equity Fund	65,126
Growth and Income Fund	347,609
Global Growth and Income Fund	143,119
Convertible Fund	188,523
Global Convertible Fund	5,723
Total Return Bond Fund	66,568
High Income Fund	101,717
Market Neutral Income Fund	197,398
Hedged Equity Income Fund	5,711
Phineus Long/Short Fund	—
Long/Short Fund	13,497

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at April 30, 2016.

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Notes to Financial Statements    (Unaudited)

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2016 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$—	$599,849,882	$—	$1,051,491,249
Opportunistic Value Fund	—	9,338,899	—	15,913,106
Focus Growth Fund	—	17,666,015	—	26,902,331
Discovery Growth Fund	—	12,181,037	—	28,659,299
Dividend Growth Fund	—	1,793,234	—	1,700,208
Mid Cap Growth Fund	—	3,647,411	—	17,956,426
International Growth Fund	—	166,378,179	—	265,681,468
Evolving World Growth Fund	—	158,623,707	—	201,661,785
Emerging Market Equity Fund	—	4,027,986	—	3,603,876
Global Equity Fund	—	42,379,805	—	73,675,302
Growth and Income Fund	—	106,373,010	—	283,612,605
Global Growth and Income Fund	—	111,239,921	—	120,303,145
Convertible Fund	—	234,229,528	—	456,419,115
Global Convertible Fund	—	39,881,660	—	11,232,564
Total Return Bond Fund	9,678,086	22,511,354	8,096,466	10,932,209
High Income Fund	—	20,109,801	—	31,036,995
Market Neutral Income Fund	—	772,513,055	—	836,281,006
Hedged Equity Income Fund	—	5,291,767	—	1,098,915
Phineus Long/Short Fund	—	11,531,320	—	7,257,778
Long/Short Fund	—	53,375,957	—	70,208,919
The following information is presented on a federal income tax basis as of April 30, 2016. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments (excluding Investments of Collateral for Securities on Loan) for federal income tax purposes at April 30, 2016 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$1,944,246,829	$357,915,635	$(117,550,104)	$240,365,531
Opportunistic Value Fund	61,604,806	3,522,863	(2,980,504)	542,359
Focus Growth Fund	48,329,839	5,799,733	(2,558,730)	3,241,003
Discovery Growth Fund	16,537,858	1,045,070	(1,161,404)	(116,334)
Dividend Growth Fund	35,646,830	2,497,179	(1,447,182)	1,049,997
Mid Cap Growth Fund	6,918,339	243,492	(831,669)	(588,177)
International Growth Fund	478,480,239	45,041,256	(19,018,534)	26,022,722
Evolving World Growth Fund	490,983,708	29,723,768	(30,575,893)	(852,125)
Emerging Market Equity Fund	13,531,874	940,327	(997,389)	(57,062)
Global Equity Fund	135,901,048	23,969,406	(6,813,426)	17,155,980
Growth and Income Fund	2,048,549,135	389,205,159	(51,755,750)	337,449,409
Global Growth and Income Fund	329,056,463	28,509,889	(10,447,246)	18,062,643
Convertible Fund	871,896,925	50,340,621	(45,238,828)	5,101,793
Global Convertible Fund	75,654,562	2,510,225	(3,106,891)	(596,666)
Total Return Bond Fund	99,887,477	2,648,163	(107,141)	2,541,022
High Income Fund	105,371,178	1,771,433	(5,998,632)	(4,227,199)
Market Neutral Income Fund	3,775,834,116	299,886,529	(255,549,018)	44,337,511
Hedged Equity Income Fund	16,480,078	820,511	(708,908)	111,603
Phineus Long/Short Fund	14,203,052	263,562	(157,900)	105,662
Long/Short Fund	44,346,605	1,655,244	(2,766,367)	(1,111,123)

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Notes to Financial Statements    (Unaudited)

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2016 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal period ended October 31, 2015 were characterized for federal income tax purposes as follows:

	Year Ended October 31, 2015
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Growth Fund	$43,628,514	$658,198,263	$—
Opportunistic Value Fund	3,300,466	5,628,860	—
Focus Growth Fund	699,192	6,324,952	—
Discovery Growth Fund	3,506,654	1,387,285	—
Dividend Growth Fund	708,545	425,268	—
Mid Cap Growth Fund	89,775	430,294	—
International Growth Fund	4,483,595	81,175,387	—
Evolving World Growth Fund	4,180,685	13,401,328	305
Emerging Market Equity Fund	135,893	—	—
Global Equity Fund	86,829	46,113,693	—
Growth and Income Fund	74,992,764	338,155,535	—
Global Growth and Income Fund	6,779,009	75,623,881	—
Convertible Fund	41,439,130	81,417,870	—
Global Convertible Fund	250,022	—	—
Total Return Bond Fund	2,389,361	1,075,895	—
High Income Fund	6,589,834	3,848,957	79
Market Neutral Income Fund	46,850,427	38,181,349	—
Hedged Equity Income Fund	80,011	495	—
Long/Short Fund	1,014,940	619,822	—

As of October 31, 2015, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
Undistributed ordinary income	$78,154,909	$1,654,120	$—	$—	$—
Undistributed capital gains	612,158,769	3,132,258	10,614,820	374,108	948,389

Total undistributed earnings	690,313,678	4,786,378	10,614,820	374,108	948,389
Accumulated capital and other losses	—	—	—	—	—
Net unrealized gains/(losses)	542,210,041	406,491	6,601,799	(1,004,504)	1,426,176

Total accumulated earnings/(losses)	1,232,523,719	5,192,869	17,216,619	(630,396)	2,374,565
Other	(598,585)	(92,330)	(86,070)	(81,920)	(9,917)
Paid-in-capital	1,494,200,254	65,340,902	47,676,419	38,924,985	33,851,242

Total	$2,726,125,388	$70,441,441	$64,806,968	$38,212,669	$36,215,890

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND
Undistributed ordinary income	$—	$—	$1,211,430	$44,929	$—
Undistributed capital gains	993,112	782,742	—	—	3,134,382

Total undistributed earnings	993,112	782,742	1,211,430	44,929	3,134,382
Accumulated capital and other losses	—	—	(9,634,517)	(1,014,807)	—
Net unrealized gains/(losses)	(289,603)	40,653,788	(31,914,678)	(1,401,152)	33,313,411

Total accumulated earnings/(losses)	703,509	41,436,530	(40,337,765)	(2,371,030)	36,447,793
Other	(9,963)	(166,818)	(200,527)	(8,445)	(95,631)
Paid-in-capital	21,702,147	566,146,657	553,052,821	15,932,911	156,037,843

Total	$22,395,693	$607,416,369	$512,514,529	$13,553,436	$192,390,005

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Notes to Financial Statements    (Unaudited)

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income	$16,328,591	$—	$10,725,307	$177,840	$—
Undistributed capital gains	106,436,170	4,722,926	16,875,147	—	1,113,807

Total undistributed earnings	122,764,761	4,722,926	27,600,454	177,840	1,113,807
Accumulated capital and other losses	—	—	—	(694,485)	—
Net unrealized gains/(losses)	396,867,882	26,016,342	32,430,475	(563,476)	894,158

Total accumulated earnings/(losses)	519,632,643	30,739,268	60,030,929	(1,080,121)	2,007,965
Other	(386,119)	(289,346)	(221,041)	(789)	(221,621)
Paid-in-capital	2,077,774,659	350,413,291	1,054,989,116	46,134,376	83,438,584

Total	$2,597,021,183	$380,863,213	$1,114,799,004	$45,053,466	$85,224,928

	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY INCOME FUND	LONG/SHORT FUND
Undistributed ordinary income	$33,547	$25,227,066	$59,473	$—
Undistributed capital gains	—	38,744,165	99,197	—

Total undistributed earnings	33,547	63,971,231	158,670	—
Accumulated capital and other losses	(2,818,255)	—	—	—
Net unrealized gains/(losses)	(6,646,567)	50,260,510	(78,302)	3,503,532

Total accumulated earnings/(losses)	(9,431,275)	114,231,741	80,368	3,503,532
Other	(104,412)	(25,268,460)	(773)	(9,779)
Paid-in-capital	120,480,382	3,689,603,622	11,308,316	79,393,509

Total	$110,944,695	$3,778,566,903	$11,387,911	$82,887,262

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

In addition, the funds below had post-Act capital losses as follows:

FUND	SHORT-TERM	LONG-TERM
Evolving World Growth Fund	$(9,634,517)	$—
Emerging Market Equity Fund	(995,308)	(19,499)
High Income Fund	(710,030)	(2,108,225)

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

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Notes to Financial Statements    (Unaudited)

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Fund’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

As of April 30, 2016, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

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Notes to Financial Statements    (Unaudited)

As of April 30, 2016, the Fund had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the period ended April 30, 2016, the Fund had the following transactions in options written:

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2015	—	$—	—	$—
Option written	327	158,104	390	188,321
Options closed	(327)	(158,104)	(390)	(188,321)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at April 30, 2016	—	$—	—	$—

	EMERGING MARKET EQUITY FUND		GLOBAL EQUITY FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2015	—	$—	—	$—
Option written	11	5,403	97	107,261
Options closed	(11)	(5,403)	(97)	(107,261)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at April 30, 2016	—	$—	—	$—

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2015	20,005	$48,417,521	54	$188,039
Option written	73,893	158,268,892	492	1,079,130
Options closed	(45,454)	(86,672,690)	(291)	(573,387)
Options exercised	(5,194)	(10,809,140)	(24)	(71,089)
Options expired	(26,070)	(40,481,908)	(122)	(160,161)

Options outstanding at April 30, 2016	17,180	$68,722,675	109	$462,532

	PHINEUS LONG/SHORT FUND		LONG/SHORT FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2015	—	$—	7,039	$479,798
Option written	1,259	81,292	17,528	2,006,316
Options closed	(624)	(24,761)	(11,944)	(1,208,227)
Options exercised	(42)	(8,984)	(6,048)	(350,276)
Options expired	(314)	(20,955)	(5,359)	(813,196)

Options outstanding at April 30, 2016	279	$26,592	1,216	$114,415

*	Phineus Long/Short Fund commenced operations on April 5, 2016.

As of April 30, 2016, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	GROWTH FUND		FOCUS GROWTH FUND
	ASSET DERIVATIVES	LIABILITY DERIVATIVES	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$322,667	$—	$11,078

	$—	$322,667	$—	$11,078

170	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
	ASSET DERIVATIVES	LIABILITY DERIVATIVES	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$929,759	$53,226	$1,020,813

	$—	$929,759	$53,226	$1,020,813

	GLOBAL EQUITY FUND		GLOBAL GROWTH AND INCOME FUND
	ASSET DERIVATIVES	LIABILITY DERIVATIVES	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$31,200	$549,682	$—	$370,313
Purchased options(2)	—	—	635,210	—

	$31,200	$549,682	$635,210	$370,313

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
	ASSET DERIVATIVES	LIABILITY DERIVATIVES	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$91,584	$—	$—
Purchased options(2)	1,627,525	—	474,081	—

	$1,627,525	$91,584	$474,081	$—

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY INCOME FUND
	ASSET DERIVATIVES	LIABILITY DERIVATIVES	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(2)	$36,381,569	$—	$253,740	$—
Written options(3)	—	62,674,415	—	444,718

	$36,381,569	$62,674,415	$253,740	$444,718

	PHINEUS LONG/SHORT FUND		LONG/SHORT FUND
	ASSET DERIVATIVES	LIABILITY DERIVATIVES	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(2)	$36,474	$—	$139,766	$—
Written options(3)	—	32,997	—	134,599

	$36,474	$32,997	$139,766	$134,599

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$—	$322,667	$—	$—	$322,667

		$—	$322,667	$—	$—	$322,667

www.calamos.com	171

Notes to Financial Statements    (Unaudited)

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
FOCUS GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$—	$11,078	$—	$—	$11,078

		$—	$11,078	$—	$—	$11,078

INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$—	$929,759	$—	$—	$929,759

		$—	$929,759	$—	$—	$929,759

EVOLVING WORLD GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
JPMorgan Chase Bank N.A	ISDA	$53,226	$—	$—	$53,226	$—
Northern Trust Company	ISDA	—	1,020,813	—	—	1,020,813

		$53,226	$1,020,813	$—	$53,226	$1,020,813

GLOBAL EQUITY FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
JPMorgan Chase Bank N.A	ISDA	$31,200	$—	$—	$31,200	$—
Northern Trust Company	ISDA	—	549,682	—	—	549,682

		$31,200	$549,682	$—	$31,200	$549,682

GLOBAL GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$—	$370,313	—	$—	$370,313

		$—	$370,313	$—	$—	$370,313

CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$—	$91,584	$—	$—	$91,584

		$—	$91,584	$—	$—	$91,584

172	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

For the period ended April 30, 2016, the volume of derivative activity for the Funds is reflected below:*

	DERIVATIVE TYPE
	FORWARD CONTRACTS(1)	OPTIONS PURCHASED(2)	OPTIONS WRITTEN(3)
Growth Fund	42,085,588	—	—
Focus Growth Fund	2,375,653	—	—
International Growth Fund	314,790,787	1,310	327
Evolving World Growth Fund	52,557,666	1,560	390
Emerging Market Equity Fund	—	44	11
Global Equity Fund	85,845,114	353	97
Global Growth and Income Fund	20,375,832	2,761	—
Convertible Fund	10,330,387	9,575	—
Global Convertible Fund	—	3,935	—
Market Neutral Income Fund	—	73,911	73,893
Hedged Equity Income Fund	—	455	492
Phineus Long/Short	—	1,234	1,259
Long/Short Fund	—	21,037	17,528

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Options purchased is Investments in securities, at value.

(3)	Generally, the Statement of Assets and Liabilities location for Options written is Options written, at value.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds may pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

www.calamos.com	173

Notes to Financial Statements    (Unaudited)

At April 30, 2016, securities were on loan for the Funds below:

	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS AND BANKS	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS BY ASSET CLASS ON LOAN
FUND		EQUITY	FIXED INCOME	TOTAL
Growth Fund	$39,810,492	$40,836,861	$—	$40,836,861
Opportunistic Value Fund	482,119	488,350	—	488,350
Focus Growth Fund	808,342	855,600	—	855,600
Discovery Growth Fund	830,275	873,575	—	873,575
Dividend Growth Fund	—	—	—	—
Mid Cap Growth Fund	216,543	230,625	—	230,625
International Growth Fund	30,788,826	32,589,083	—	32,589,083
Evolving World Growth Fund	15,995,835	10,947,028	5,862,798	16,809,826
Emerging Market Equity Fund	167,779	176,626	—	176,626
Global Equity Fund	4,204,558	4,480,779	—	4,480,779
Growth and Income Fund	26,938,453	4,138,678	23,453,344	27,592,022
Global Growth and Income Fund	9,751,044	6,122,495	4,131,422	10,253,917
Convertible Fund	53,424,416	8,703,376	46,160,706	54,864,082
Global Convertible Fund	800,330	—	818,218	818,218
Total Return Bond Fund	479,281	—	490,000	490,000
High Income Fund	6,959,183	—	7,200,032	7,200,032
Market Neutral Income Fund	33,651,205	4,273,351	30,115,036	34,388,387
Hedged Equity Income Fund	—	—	—	—
Long/Short Fund	—	—	—	—
Phineus Long/Short Fund	—	—	—	—

Note 8 – Fair Value Measurement

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

174	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$1,939,037,617	$—	$—	$1,939,037,617
Short Term Investment	204,737,882	—	—	204,737,882
Investment of Cash Collateral For Securities Loaned	19,805,862	21,030,999	—	40,836,861

Total	$2,163,581,361	$21,030,999	$—	$2,184,612,360

Liabilities:
Forward Foreign Currency Contracts	$—	$322,667	$—	$322,667

Total	$—	$322,667	$—	$322,667

	OPPORTUNISTIC VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$60,355,118	$—	$—	$60,355,118
Short Term Investment	1,303,697	—	—	1,303,697
Investment of Cash Collateral For Securities Loaned	236,850	251,500	—	488,350

Total	$61,895,665	$251,500	$—	$62,147,165

	FOCUS GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$46,805,933	$—	$—	$46,805,933
Short Term Investment	3,909,309	—	—	3,909,309
Investment of Cash Collateral For Securities Loaned	414,966	440,634	—	855,600

Total	$51,130,208	$440,634	$—	$51,570,842

Liabilities:
Forward Foreign Currency Contracts	$—	$11,078	$—	$11,078

Total	$—	$11,078	$—	$11,078

	DISCOVERY GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$15,314,731	$—	$—	$15,314,731
Short Term Investment	233,218	—	—	233,218
Investment of Cash Collateral For Securities Loaned	423,684	449,891	—	873,575

Total	$15,971,633	$449,891	$—	$16,421,524

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$34,499,482	$—	$—	$34,499,482
Short Term Investment	2,197,345	—	—	2,197,345

Total	$36,696,827	$—	$—	$36,696,827

www.calamos.com	175

Notes to Financial Statements    (Unaudited)

	MID CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$6,061,404	$—	$—	$6,061,404
Short Term Investment	38,133	—	—	38,133
Investment of Cash Collateral For Securities Loaned	111,853	118,772	—	230,625

Total	$6,211,390	$118,772	$—	$6,330,162

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$61,914,164	$—	$—	$61,914,164
Common Stocks Foreign	91,586,976	310,946,550	—	402,533,526
Short Term Investment	7,466,188	—	—	7,466,188
Investment of Cash Collateral For Securities Loaned	15,805,692	16,783,391	—	32,589,083

Total	$176,773,020	$327,729,941	$—	$504,502,961

Liabilities:
Forward Foreign Currency Contracts	$—	$929,759	$—	$929,759

Total	$—	$929,759	$—	$929,759

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1**	TRANSFERS IN TO LEVEL 2**	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stocks Foreign	$59,014,874	$3,933,349	$3,933,349	$59,014,874

Total	$59,014,874	$3,933,349	$3,933,349	$59,014,874

*   Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

** Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

176	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$86,984,050	$—	$86,984,050
Common Stocks Foreign	66,052,534	257,931,426	—	323,983,960
Common Stocks U.S.	45,609,037	—	—	45,609,037
Short Term Investment	16,744,710	—	—	16,744,710
Investment of Cash Collateral For Securities Loaned	8,152,759	8,657,067	—	16,809,826
Forward Foreign Currency Contracts	—	53,226	—	53,226

Total	$136,559,040	$353,625,769	$—	$490,184,809

Liabilities:
Forward Foreign Currency Contracts	$—	$1,020,813	$—	$1,020,813

Total	$—	$1,020,813	$—	$1,020,813

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stocks Foreign	$9,374,115	$—	$—	$9,374,115

Total	$9,374,115	$—	$—	$9,374,115

* Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	EMERGING MARKET EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$1,968,362	$7,811,687	$—	$9,780,049
Common Stocks U.S.	3,117,092	—	—	3,117,092
Exchange-Traded Fund	93,730	—	—	93,730
Short Term Investment	307,314	—	—	307,314
Investment of Cash Collateral For Securities Loaned	85,664	90,963	—	176,627

Total	$5,572,162	$7,902,650	$—	$13,474,812

www.calamos.com	177

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$71,068,155	$—	$—	$71,068,155
Common Stocks Foreign	14,541,694	58,885,750	—	73,427,444
Short Term Investment	4,080,650	—	—	4,080,650
Investment of Cash Collateral For Securities Loaned	2,173,176	2,307,603	—	4,480,779
Forward Foreign Currency Contracts	—	31,200	—	31,200

Total	$91,863,675	$61,224,553	$—	$153,088,228

Liabilities:
Forward Foreign Currency Contracts	$—	$549,682	$—	$549,682

Total	$—	$549,682	$—	$549,682

	TRANSFERS IN TO LEVEL 1*	TRANSFERS OUT OF LEVEL 1	TRANSFERS IN TO LEVEL 2	TRANSFERS OUT OF LEVEL 2*
Investments at Value:
Common Stocks Foreign	$10,718,711	$—	$—	$10,718,711

Total	$10,718,711	$—	$—	$10,718,711

* Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$371,600,278	$—	$371,600,278
Corporate Bonds	—	169,612,880	—	169,612,880
Convertible Preferred Stocks	210,569,010	26,738,282	—	237,307,292
Common Stocks U.S.	1,464,273,957	—	—	1,464,273,957
Short Term Investment	115,612,115	—	—	115,612,115
Investment of Cash Collateral For Securities Loaned	13,382,120	14,209,902	—	27,592,022

Total	$1,803,837,202	$582,161,342	$—	$2,385,998,544

178	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$131,793,671	$—	$131,793,671
Synthetic Convertible Securities (Corporate Bonds)	—	13,325,622	—	13,325,622
Synthetic Convertible Securities (Purchased Options)	635,210	—	—	635,210
Convertible Preferred Stocks	13,541,240	—	—	13,541,240
Common Stocks U.S.	94,661,614	—	—	94,661,614
Common Stocks Foreign	15,450,630	64,110,636	—	79,561,266
Short Term Investment	3,346,566	—	—	3,346,566
Investment of Cash Collateral For Securities Loaned	4,973,146	5,280,771	—	10,253,917

Total	$132,608,406	$214,510,700	$—	$347,119,106

Liabilities:
Forward Foreign Currency Contracts	$—	$370,313	$—	$370,313

Total	$—	$370,313	$—	$370,313

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments at Value:
Common Stocks Foreign	$12,026,078	$—	$—	$12,026,078

Total	$12,026,078	$—	$—	$12,026,078

* Transfers from Level 2 to Level 1 were due to the lack of the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$526,593,252	$—	$526,593,252
Synthetic Convertible Securities (Corporate Bonds)	—	17,740,731	—	17,740,731
Synthetic Convertible Securities (Purchased Options)	1,627,525	—	—	1,627,525
Convertible Preferred Stocks	226,268,100	19,199,396	—	245,467,496
Common Stocks U.S.	11,603,930	—	—	11,603,930
Short Term Investment	19,101,702	—	—	19,101,702
Investment of Cash Collateral For Securities Loaned	26,609,058	28,255,024	—	54,864,082

Total	$285,210,315	$591,788,403	$—	$876,998,718

Liabilities:
Forward Foreign Currency Contracts	$—	$91,584	$—	$91,584

Total	$—	$91,584	$—	$91,584

	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$52,870,507	$—	$52,870,507
Synthetic Convertible Securities (Corporate Bonds)	—	5,401,294	—	5,401,294
Synthetic Convertible Securities (Purchased Options)	474,081	—	—	474,081
Convertible Preferred Stocks	11,506,247	—	—	11,506,247
Short Term Investment	3,987,549	—	—	3,987,549
Investment of Cash Collateral For Securities Loaned	396,835	421,383	—	818,218

Total	$16,364,712	$58,693,184	$—	$75,057,896

www.calamos.com	179

Notes to Financial Statements    (Unaudited)

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$88,294,939	$—	$88,294,939
U.S. Government and Agency Securities	—	10,241,588	—	10,241,588
Short Term Investment	3,401,972	—	—	3,401,972
Investment of Cash Collateral For Securities Loaned	237,650	252,350	—	490,000

Total	$3,639,622	$98,788,877	$—	$102,428,499

	HIGH INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$89,865,963	$—	$89,865,963
Convertible Preferred Stocks	1,228,833	—	—	1,228,833
Short Term Investment	2,849,151	—	—	2,849,151
Investment of Cash Collateral For Securities Loaned	3,492,013	3,708,019	—	7,200,032

Total	$7,569,997	$93,573,982	$—	$101,143,979

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,412,651,492	$—	$1,412,651,492
Synthetic Convertible Securities (Corporate Bonds)	—	289,146,642	—	289,146,642
Synthetic Convertible Securities (Purchased Options)	14,710,000	—	—	14,710,000
Convertible Preferred Stocks	149,676,010	5,236,600	—	154,912,610
Common Stocks U.S.	1,856,261,840	—	—	1,856,261,840
Purchased Options	21,671,569	—	—	21,671,569
Short Term Investment	36,429,087	—	—	36,429,087
Investment of Cash Collateral For Securities Loaned	16,678,354	17,710,033	—	34,388,387

Total	$2,095,426,860	$1,724,744,767	$—	$3,820,171,627

Liabilities:
Common Stocks Sold Short U.S.	$824,993,232	$—	$—	$824,993,232
Common Stocks Sold Short Foreign	—	2,891,100	—	2,891,100
Written Options	62,674,415	—	—	62,674,415

Total	$887,667,647	$2,891,100	$—	$890,558,747

	HEDGED EQUITY INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$15,443,296	$—	$—	$15,443,296
Exchange-Traded Fund	468,713	—	—	468,713
Purchased Options	253,740	—	—	253,740
Short Term Investment	425,932	—	—	425,932

Total	$16,591,681	$—	$—	$16,591,681

Liabilities:
Written Options	$444,718	$—	$—	$444,718

Total	$444,718	$—	$—	$444,718

180	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$25,856	$219,485	$—	$245,341
Common Stocks U.S.	6,413,668	—	—	6,413,668
Exchange-Traded Fund	3,867,720	—	—	3,867,720
Purchased Options	36,474	—	—	36,474
Short Term Investment	3,745,511	—	—	3,745,511

Total	$14,089,229	$219,485	$—	$14,308,714

Liabilities:
Common Stocks Sold Short U.S.	$438,750	$—	$—	$438,750
Exchange-Traded Funds Sold Short	5,633,496	—	—	5,633,496
Written Options	32,997	—	—	32,997

Total	$6,105,243	$—	$—	$6,105,243

	LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$34,158,056	$—	$—	$34,158,056
Exchange-Traded Fund	4,905,261	—	—	4,905,261
Purchased Options	139,766	—	—	139,766
Short Term Investment	4,032,399	—	—	4,032,399

Total	$43,235,482	$—	$—	$43,235,482

Liabilities:
Common Stocks Sold Short U.S.	$8,228,725	$—	$—	$8,228,725
Common Stocks Sold Short Foreign	—	966,700	—	966,700
Exchange-Traded Funds Sold Short	14,279,108	—	—	14,279,108
Written Options	134,599	—	—	134,599

Total	$22,642,432	$966,700	$—	$23,609,132

www.calamos.com	181

Notes to Financial Statements    (Unaudited)

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds:

For the Period Ended April 30, 2016
	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,779,748	$55,535,512	372,397	$4,353,546	67,165	$972,217
Shares issued as reinvestment of distributions	10,531,182	326,045,403	243,389	2,959,618	212,717	3,046,104
Less shares redeemed	(6,618,714)	(217,686,977)	(844,284)	(10,770,356)	(384,521)	(5,373,696)

Net increase (decrease)	5,692,216	$163,893,938	(228,498)	$(3,457,192)	(104,639)	$(1,355,375)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	13,626	$380,393	841	$9,176	170	$2,000
Shares issued as reinvestment of distributions	155,685	4,390,329	856	9,671	3,712	48,147
Less shares redeemed	(256,543)	(7,707,018)	(6,305)	(74,528)	(12,469)	(165,781)

Net increase (decrease)	(87,232)	$(2,936,296)	(4,608)	$(55,681)	(8,587)	$(115,634)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,435,577	$52,862,280	102,120	$1,112,061	180,891	$2,364,192
Shares issued as reinvestment of distributions	9,087,699	198,202,721	34,609	383,118	120,676	1,566,380
Less shares redeemed	(5,624,875)	(135,666,653)	(102,385)	(1,137,089)	(393,438)	(5,613,582)

Net increase (decrease)	5,898,401	$115,398,348	34,344	$358,090	(91,871)	$(1,683,010)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	846,083	$32,644,017	142,592	$1,741,392	39,057	$552,575
Shares issued as reinvestment of distributions	2,054,942	79,834,503	106,209	1,324,420	355,660	5,178,407
Less shares redeemed	(3,031,497)	(127,863,752)	(229,742)	(2,988,997)	(156,905)	(2,507,308)

Net increase (decrease)	(130,472)	$(15,385,232)	19,059	$76,815	237,812	$3,223,674

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	39,115	$1,131,481	238	$3,085	20,821	$329,833
Shares issued as reinvestment of distributions	76,092	2,237,107	986	11,864	2,174	30,508
Less shares redeemed	(66,535)	(1,899,908)	(2,316)	(27,887)	(45,159)	(743,573)

Net increase (decrease)	48,672	$1,468,680	(1,092)	$(12,938)	(22,164)	$(383,232)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

182	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	64,471	$800,408	716,569	$7,101,587	11,226	$112,616
Shares issued as reinvestment of distributions	18,534	223,515	84,196	846,479	57,327	565,247
Less shares redeemed	(1,141,207)	(12,553,741)	(826,990)	(8,038,749)	(1,153,832)	(11,289,064)

Net increase (decrease)	(1,058,202)	$(11,529,818)	(26,225)	$(90,683)	(1,085,279)	$(10,611,201)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	6,381	$67,449	—	$—	—	$—
Shares issued as reinvestment of distributions	1,399	16,091	—	—	—	—
Less shares redeemed	(116,943)	(1,257,005)	—	—	—	—

Net increase (decrease)	(109,163)	$(1,173,465)	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	24,868	$294,025	28,771	$285,278	2,537	$21,289
Shares issued as reinvestment of distributions	2,270	26,089	1,889	18,806	2,865	27,735
Less shares redeemed	(143,375)	(1,512,737)	(12,615)	(123,806)	(25,224)	(248,115)

Net increase (decrease)	(116,237)	$(1,192,623)	18,045	$180,278	(19,822)	$(199,091)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	33,858	$373,900	229,374	$2,277,508	66,472	$619,446
Shares issued as reinvestment of distributions	7,408	90,821	23,462	236,078	39,601	393,240
Less shares redeemed	(342,452)	(3,888,032)	(57,179)	(570,284)	(411,905)	(3,826,466)

Net increase (decrease)	(301,186)	$(3,423,311)	195,657	$1,943,302	(305,832)	$(2,813,780)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	236	$2,297	—	$—
Shares issued as reinvestment of distributions	1,401	16,644	282	2,831	685	6,729
Less shares redeemed	(117,070)	(1,300,029)	— **	(3)	—	—

Net increase (decrease)	(115,669)	$(1,283,385)	518	$5,125	685	$6,729

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

**	Amounts are less than 1 share.

www.calamos.com	183

Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,241,543	$20,325,896	2,951,757	$33,629,084	5,230	$43,068
Shares issued as reinvestment of distributions	13,538	230,151	7,428	87,352	578	4,645
Less shares redeemed	(3,497,242)	(56,851,188)	(3,159,537)	(36,085,596)	(19,272)	(152,901)

Net increase (decrease)	(2,242,161)	$(36,295,141)	(200,352)	$(2,369,160)	(13,464)	$(105,188)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	1,333	$20,067	484	$5,465	—	$—
Shares issued as reinvestment of distributions	82	1,299	—	—	—	—
Less shares redeemed	(36,108)	(547,258)	(31,511)	(348,409)	—	—

Net increase (decrease)	(34,693)	$(525,892)	(31,027)	$(342,944)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	477,073	$7,506,671	502,610	$5,613,306	12,495	$101,398
Shares issued as reinvestment of distributions	3,681	58,077	—	—	—	—
Less shares redeemed	(709,513)	(10,590,399)	(571,189)	(6,258,356)	(8,297)	(64,017)

Net increase (decrease)	(228,759)	$(3,025,651)	(68,579)	$(645,050)	4,198	$37,381

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,574,217	$25,878,419	8,359,666	$95,232,102	28,021	$211,892
Shares issued as reinvestment of distributions	22,879	395,348	88,404	1,044,052	5,011	40,287
Less shares redeemed	(5,401,174)	(87,657,768)	(10,804,064)	(126,040,044)	(14,201)	(108,381)

Net increase (decrease)	(3,804,078)	$(61,384,001)	(2,355,994)	$(29,763,890)	18,831	$143,798

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	66,467	$1,051,857	74,310	$851,239	—	$—
Shares issued as reinvestment of distributions	459	7,651	—	—	—	—
Less shares redeemed	(91,596)	(1,476,414)	(27,183)	(307,703)	—	—

Net increase (decrease)	(24,670)	$(416,906)	47,127	$543,536	—	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

184	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	265,186	$3,282,436	1,524,951	$45,506,017	832,101	$6,902,539
Shares issued as reinvestment of distributions	49,667	630,271	1,796,671	53,210,638	148,082	1,237,967
Less shares redeemed	(2,622,512)	(33,941,661)	(4,274,301)	(126,078,865)	(2,082,592)	(17,171,102)

Net increase (decrease)	(2,307,659)	$(30,028,954)	(952,679)	$(27,362,210)	(1,102,409)	$(9,030,596)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	4,377	$52,152	3,172	$114,511	1,366	$11,236
Shares issued as reinvestment of distributions	756	9,020	8,832	315,285	2,344	19,852
Less shares redeemed	(17,965)	(206,784)	(109,862)	(3,894,715)	(126,463)	(1,054,686)

Net increase (decrease)	(12,832)	$(145,612)	(97,858)	$(3,464,919)	(122,753)	$(1,023,598)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	147,544	$1,761,937	1,140,009	$34,095,446	619,990	$4,684,322
Shares issued as reinvestment of distributions	28,225	335,880	1,172,500	34,928,614	171,112	1,302,161
Less shares redeemed	(219,070)	(2,483,604)	(3,088,264)	(91,228,472)	(2,136,918)	(15,981,111)

Net increase (decrease)	(43,301)	$(385,787)	(775,755)	$(22,204,412)	(1,345,816)	$(9,994,628)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	811,965	$9,885,786	2,256,265	$64,135,623	1,817,088	$15,291,000
Shares issued as reinvestment of distributions	117,373	1,511,766	927,391	26,562,417	185,762	1,593,836
Less shares redeemed	(780,897)	(9,717,006)	(3,542,223)	(100,912,430)	(2,957,039)	(24,910,697)

Net increase (decrease)	148,441	$1,680,546	(358,567)	$(10,214,390)	(954,189)	$(8,025,861)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	31,900	$380,440	52,548	$1,547,141	12,635	$102,066
Shares issued as reinvestment of distributions	7,619	94,478	24,224	712,474	1,523	12,576
Less shares redeemed	(168,841)	(2,119,837)	(99,362)	(2,901,409)	(33,991)	(274,819)

Net increase (decrease)	(129,322)	$(1,644,919)	(22,590)	$(641,794)	(19,833)	$(160,177)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	185

Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,823,524	$27,989,352	1,659,470	$15,723,798	1,549,918	$15,957,470
Shares issued as reinvestment of distributions	665,356	10,447,433	23,351	224,209	141,893	1,458,571
Less shares redeemed	(8,937,869)	(139,133,946)	(655,415)	(6,223,878)	(780,540)	(8,065,827)

Net increase (decrease)	(6,448,989)	$(100,697,161)	1,027,406	$9,724,129	911,271	$9,350,214

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	2,366	$47,236	—	$—	5,748	$58,515
Shares issued as reinvestment of distributions	4,247	86,036	—	—	1,899	19,492
Less shares redeemed	(41,867)	(831,361)	—	—	(27,191)	(282,278)

Net increase (decrease)	(35,254)	$(698,089)	—	$—	(19,544)	$(204,271)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	583,658	$9,084,325	163,131	$1,576,343	257,837	$2,650,136
Shares issued as reinvestment of distributions	383,801	5,990,562	1,223	11,721	26,777	274,919
Less shares redeemed	(2,897,930)	(44,695,620)	(39,502)	(365,778)	(225,875)	(2,325,108)

Net increase (decrease)	(1,930,471)	$(29,620,733)	124,852	$1,222,286	58,739	$599,947

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,751,108	$65,483,303	4,109,983	$40,008,837	732,824	$7,604,254
Shares issued as reinvestment of distributions	878,826	12,471,987	41,825	402,919	50,663	520,831
Less shares redeemed	(12,233,196)	(174,418,738)	(2,151,307)	(20,125,182)	(201,407)	(2,076,793)

Net increase (decrease)	(6,603,262)	$(96,463,448)	2,000,501	$20,286,574	582,080	$6,048,292

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	19,278	$307,515	9,115	$86,909	15,393	$158,509
Shares issued as reinvestment of distributions	3,238	50,707	129	1,241	715	7,341
Less shares redeemed	(34,921)	(545,961)	(10,235)	(98,547)	(246)	(2,562)

Net increase (decrease)	(12,405)	$(187,739)	(991)	$(10,397)	15,862	$163,288

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

186	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	2,791,041	$22,191,760	14,344,004	$182,926,141
Shares issued as reinvestment of distributions	162,912	1,332,281	1,689,367	21,520,714
Less shares redeemed	(4,237,412)	(35,064,836)	(21,270,484)	(270,676,880)

Net increase (decrease)	(1,283,459)	$(11,540,795)	(5,237,113)	$(66,230,025)

Class B	Shares	Dollars	Shares	Dollars
Shares sold*	16	$139	451	$6,000
Shares issued as reinvestment of distributions	1,059	9,158	1,249	16,904
Less shares redeemed	(30,446)	(265,829)	(71,636)	(970,387)

Net increase (decrease)	(29,371)	$(256,532)	(69,936)	$(947,483)

Class C	Shares	Dollars	Shares	Dollars
Shares sold	94,529	$817,439	2,382,348	$30,797,771
Shares issued as reinvestment of distributions	37,574	321,279	371,506	4,807,292
Less shares redeemed	(343,357)	(2,944,961)	(2,854,480)	(36,874,951)

Net increase (decrease)	(211,254)	$(1,806,243)	(100,626)	$(1,269,888)

Class I	Shares	Dollars	Shares	Dollars
Shares sold	405,990	$3,313,689	48,156,930	$605,772,413
Shares issued as reinvestment of distributions	46,594	380,700	3,730,402	46,998,050
Less shares redeemed	(441,335)	(3,608,852)	(43,852,003)	(551,460,253)

Net increase (decrease)	11,249	$85,537	8,035,329	$101,310,210

Class R	Shares	Dollars	Shares	Dollars
Shares sold	1,939	$16,364	110,074	$1,398,896
Shares issued as reinvestment of distributions	302	2,449	10,264	130,244
Less shares redeemed	(3,201)	(26,279)	(129,964)	(1,635,680)

Net increase (decrease)	(960)	$(7,466)	(9,626)	$(106,540)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	187

Notes to Financial Statements    (Unaudited)

	HEDGED EQUITY INCOME FUND		PHINEUS LONG/ SHORT FUND(a)		LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	420,302	$3,991,933	25,771	$267,477	202,476	$2,080,883
Shares issued as reinvestment of distributions	11,205	109,796	—	—	—	—
Less shares redeemed	(15,232)	(148,355)	—	—	(1,619,416)	(15,725,212)

Net increase (decrease)	416,275	$3,953,374	25,771	$267,477	(1,416,940)	$(13,644,329)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,388	$121,755	11,420	$114,995	162,450	$1,660,191
Shares issued as reinvestment of distributions	170	1,669	—	—	—	—
Less shares redeemed	(5,859)	(54,902)	—	—	(210,598)	(2,053,506)

Net increase (decrease)	6,699	$68,522	11,420	$114,995	(48,148)	$(393,315)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	88,925	$844,250	1,210,192	$12,489,337	1,341,142	$14,412,156
Shares issued as reinvestment of distributions	10,366	101,756	—	—	—	—
Less shares redeemed	(27,826)	(270,396)	—	—	(3,149,592)	(32,403,358)

Net increase (decrease)	71,465	$675,610	1,210,192	$12,489,337	(1,808,450)	$(17,991,202)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,060	$10,000	—	$—	—	$—
Shares issued as reinvestment of distributions	169	1,657	—	—	—	—
Less shares redeemed	(1,060)	(10,276)	—	—	(7,675)	(76,213)

Net increase (decrease)	169	$1,381	—	$—	(7,675)	$(76,213)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

(a)	Phineus Long/Short Fund commenced operations April 5, 2016.

188	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year or Period Ended October 31, 2015
	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,914,931	$124,586,708	558,396	$7,498,981	179,704	$3,118,013
Shares issued as reinvestment of distributions	7,699,313	313,670,008	288,967	3,984,849	102,952	1,750,183
Less shares redeemed	(11,583,483)	(501,918,354)	(1,432,714)	(19,921,855)	(306,385)	(5,367,756)

Net increase (decrease)	(969,239)	$(63,661,638)	(585,351)	$(8,438,025)	(23,729)	$(499,560)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	16,239	$630,291	33	$424	5,760	$91,375
Shares issued as reinvestment of distributions	166,266	6,374,662	1,724	22,066	2,271	35,880
Less shares redeemed	(449,693)	(18,526,842)	(12,579)	(161,689)	(13,600)	(221,983)

Net increase (decrease)	(267,188)	$(11,521,889)	(10,822)	$(139,199)	(5,569)	$(94,728)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,794,239	$58,516,100	41,708	$531,723	165,339	$2,672,730
Shares issued as reinvestment of distributions	5,597,831	179,578,429	44,005	555,342	62,358	985,892
Less shares redeemed	(6,765,514)	(233,439,116)	(344,640)	(4,420,663)	(199,122)	(3,217,629)

Net increase (decrease)	626,556	$4,655,413	(258,927)	$(3,333,598)	28,575	$440,993

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,149,851	$114,062,912	393,017	$5,522,505	105,053	$1,851,295
Shares issued as reinvestment of distributions	2,364,190	114,166,718	149,268	2,106,174	166,011	2,853,725
Less shares redeemed	(8,259,852)	(423,103,153)	(1,221,798)	(17,411,933)	(117,697)	(2,096,341)

Net increase (decrease)	(3,745,811)	$(194,873,523)	(679,513)	$(9,783,254)	153,367	$2,608,679

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	48,305	$1,985,895	686	$9,957	41,167	$673,773
Shares issued as reinvestment of distributions	48,259	1,897,525	821	11,210	940	15,742
Less shares redeemed	(85,891)	(3,597,648)	(2)	(31)	(363)	(6,119)

Net increase (decrease)	10,673	$285,772	1,505	$21,136	41,744	$683,396

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	189

Notes to Financial Statements    (Unaudited)

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	161,306	$2,172,090	848,773	$8,719,505	98,859	$1,139,798
Shares issued as reinvestment of distributions	208,175	2,735,426	65,272	674,912	—	—
Less shares redeemed	(686,346)	(8,986,939)	(878,925)	(9,157,035)	(1,970,732)	(22,350,708)

Net increase (decrease)	(316,865)	$(4,079,423)	35,120	$237,382	(1,871,873)	$(21,210,910)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	60	$830	—	$—	—	$—
Shares issued as reinvestment of distributions	12,864	162,339	—	—	—	—
Less shares redeemed	(2,979)	(37,148)	—	—	—	—

Net increase (decrease)	9,945	$126,021	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,803	$102,273	37,549	$392,737	63,166	$703,439
Shares issued as reinvestment of distributions	19,388	244,677	958	9,882	—	—
Less shares redeemed	(11,774)	(153,355)	(10,010)	(106,307)	(61,481)	(706,837)

Net increase (decrease)	15,417	$193,595	28,497	$296,312	1,685	$(3,398)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	236,749	$3,253,702	344,659	$3,588,315	418,202	$4,965,496
Shares issued as reinvestment of distributions	72,836	970,172	20,437	211,519	—	—
Less shares redeemed	(278,747)	(3,789,984)	(408,752)	(4,279,366)	(662,685)	(7,826,415)

Net increase (decrease)	30,838	$433,890	(43,656)	$(479,532)	(244,483)	$(2,860,919)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	13,249	171,966	268	2,766	—	—
Less shares redeemed	(5,368)	(67,544)	—	—	—	—

Net increase (decrease)	7,881	$104,422	268	$2,766	—	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

190	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,500,261	$61,239,325	3,057,734	$39,443,486	353,807	$3,407,036
Shares issued as reinvestment of distributions	1,335,539	22,316,855	284,910	3,638,296	4,508	41,566
Less shares redeemed	(5,901,142)	(103,631,544)	(5,529,537)	(71,072,478)	(372,007)	(3,640,469)

Net increase (decrease)	(1,065,342)	$(20,075,364)	(2,186,893)	$(27,990,696)	(13,692)	$(191,867)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	2,165	$35,271	410	$5,463	—	$—
Shares issued as reinvestment of distributions	13,946	218,110	1,090	13,442	—	—
Less shares redeemed	(73,914)	(1,224,653)	(13,692)	(176,449)	—	—

Net increase (decrease)	(57,803)	$(971,272)	(12,192)	$(157,544)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	340,822	$5,594,682	622,186	$7,800,801	5,669	$52,395
Shares issued as reinvestment of distributions	342,126	5,344,016	74,081	913,410	—	—
Less shares redeemed	(977,989)	(16,176,862)	(916,237)	(11,339,374)	(6,246)	(54,108)

Net increase (decrease)	(295,041)	$(5,238,164)	(219,970)	$(2,625,163)	(577)	$(1,713)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,456,107	$79,278,569	11,194,213	$145,211,114	234,818	$2,137,842
Shares issued as reinvestment of distributions	2,336,056	39,572,790	758,102	9,726,452	6,673	61,523
Less shares redeemed	(8,466,019)	(151,756,913)	(14,670,291)	(187,261,767)	(186,181)	(1,711,674)

Net increase (decrease)	(1,673,856)	$(32,905,554)	(2,717,976)	$(32,324,201)	55,310	$487,691

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	183,609	$3,206,561	97,628	$1,253,698	1,656	$15,500
Shares issued as reinvestment of distributions	76,975	1,265,464	2,473	31,360	17	156
Less shares redeemed	(508,903)	(8,632,983)	(34,905)	(456,773)	(1,656)	(13,762)

Net increase (decrease)	(248,319)	$(4,160,958)	65,196	$828,285	17	$1,894

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	191

Notes to Financial Statements    (Unaudited)

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	885,039	$11,565,492	2,992,185	$95,746,121	1,134,497	$9,884,746
Shares issued as reinvestment of distributions	1,222,600	15,074,660	4,876,380	153,699,703	2,591,794	21,822,907
Less shares redeemed	(2,632,605)	(34,814,376)	(10,366,848)	(332,635,089)	(5,115,518)	(45,215,347)

Net increase (decrease)	(524,966)	$(8,174,224)	(2,498,283)	$(83,189,265)	(1,389,227)	$(13,507,694)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	2,981	$37,161	8,557	$322,036	8,671	$78,842
Shares issued as reinvestment of distributions	19,094	223,214	41,298	1,546,009	74,467	640,419
Less shares redeemed	(60,509)	(758,354)	(281,045)	(10,792,552)	(319,885)	(2,901,607)

Net increase (decrease)	(38,434)	$(497,979)	(231,190)	$(8,924,507)	(236,747)	$(2,182,346)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	270,711	$3,287,932	1,841,328	$58,826,641	1,393,916	$10,952,002
Shares issued as reinvestment of distributions	368,575	4,297,586	3,093,272	97,932,563	2,710,087	20,948,975
Less shares redeemed	(846,571)	(10,586,444)	(5,524,610)	(177,778,084)	(4,812,686)	(38,969,784)

Net increase (decrease)	(207,285)	$(3,000,926)	(590,010)	$(21,018,880)	(708,683)	$(7,068,807)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,117,952	$27,865,563	3,541,343	$110,341,307	2,755,187	$24,411,558
Shares issued as reinvestment of distributions	1,213,118	15,139,713	2,539,328	77,623,334	2,955,029	25,442,796
Less shares redeemed	(2,544,744)	(34,566,984)	(7,351,392)	(229,339,611)	(6,623,851)	(60,471,750)

Net increase (decrease)	786,326	$8,438,292	(1,270,721)	$(41,374,970)	(913,635)	$(10,617,396)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	138,939	$1,802,138	108,242	$3,475,280	37,620	$323,025
Shares issued as reinvestment of distributions	116,339	1,405,379	66,352	2,076,616	28,609	238,597
Less shares redeemed	(240,524)	(3,081,837)	(217,912)	(6,960,904)	(86,703)	(768,752)

Net increase (decrease)	14,754	$125,680	(43,318)	$(1,409,008)	(20,474)	$(207,130)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

192	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND[1]		TOTAL RETURN BOND FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,908,567	$122,488,719	2,101,507	$21,010,211	1,976,771	$20,802,702
Shares issued as reinvestment of distributions	1,904,250	33,276,754	7,376	73,599	180,659	1,904,115
Less shares redeemed	(11,808,296)	(206,634,718)	(39,859)	(401,625)	(3,550,696)	(37,625,161)

Net increase (decrease)	(2,995,479)	$(50,869,245)	2,069,024	$20,682,185	(1,393,266)	$(14,918,344)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	6,101	$135,340	—	$—	2,827	$29,638
Shares issued as reinvestment of distributions	14,043	311,540	—	—	3,554	37,430
Less shares redeemed	(187,782)	(4,199,108)	—	—	(83,980)	(888,608)

Net increase (decrease)	(167,638)	$(3,752,228)	—	$—	(77,599)	$(821,540)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,842,735	$32,147,919	126,977	$1,288,486	221,242	$2,340,075
Shares issued as reinvestment of distributions	970,022	16,808,352	414	4,107	33,594	353,765
Less shares redeemed	(3,962,632)	(68,842,760)	(130)	(1,274)	(407,891)	(4,310,991)

Net increase (decrease)	(1,149,875)	$(19,886,489)	127,261	$1,291,319	(153,055)	$(1,617,151)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,534,281	$166,993,952	2,654,302	$27,302,363	640,444	$6,745,470
Shares issued as reinvestment of distributions	2,429,895	38,648,591	17,067	170,829	47,954	505,463
Less shares redeemed	(15,184,412)	(242,444,512)	(354,055)	(3,443,780)	(360,456)	(3,825,872)

Net increase (decrease)	(2,220,236)	$(36,801,969)	2,317,314	$24,029,412	327,942	$3,425,061

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	64,033	$1,130,744	19,247	$190,519	6,732	$70,895
Shares issued as reinvestment of distributions	8,637	150,610	101	999	795	8,379
Less shares redeemed	(103,875)	(1,837,592)	(165)	(1,596)	(3,346)	(35,390)

Net increase (decrease)	(31,205)	$(556,238)	19,183	$189,922	4,181	$43,884

1	Global Convertible Fund commenced operations on December 31, 2014.

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	193

Notes to Financial Statements    (Unaudited)

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	6,478,149	$57,789,521	25,435,286	$331,907,273
Shares issued as reinvestment of distributions	718,492	6,457,865	1,757,729	22,777,716
Less shares redeemed	(12,670,719)	(115,409,036)	(49,761,327)	(649,450,135)

Net increase (decrease)	(5,474,078)	$(51,161,650)	(22,568,312)	$(294,765,146)

Class B	Shares	Dollars	Shares	Dollars
Shares sold*	974	$9,387	3,450	$47,170
Shares issued as reinvestment of distributions	9,209	87,307	2,483	34,010
Less shares redeemed	(142,628)	(1,366,284)	(193,545)	(2,665,875)

Net increase (decrease)	(132,445)	$(1,269,590)	(187,612)	$(2,584,695)

Class C	Shares	Dollars	Shares	Dollars
Shares sold	92,673	$871,998	4,536,455	$60,072,372
Shares issued as reinvestment of distributions	145,354	1,361,549	257,558	3,385,832
Less shares redeemed	(811,680)	(7,672,675)	(5,504,043)	(72,808,568)

Net increase (decrease)	(573,653)	$(5,439,128)	(710,030)	$(9,350,364)

Class I	Shares	Dollars	Shares	Dollars
Shares sold	867,341	$7,920,245	79,278,656	$1,023,686,463
Shares issued as reinvestment of distributions	180,014	1,615,576	3,812,543	48,918,321
Less shares redeemed	(1,548,412)	(13,944,840)	(89,539,893)	(1,155,523,315)

Net increase (decrease)	(501,057)	$(4,409,019)	(6,448,694)	$(82,918,531)

Class R	Shares	Dollars	Shares	Dollars
Shares sold	895	$8,421	286,295	$3,714,249
Shares issued as reinvestment of distributions	1,347	12,053	8,827	113,962
Less shares redeemed	(6,029)	(54,909)	(341,181)	(4,432,329)

Net increase (decrease)	(3,787)	$(34,435)	(46,059)	$(604,118)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

194	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	HEDGED EQUITY INCOME FUND[1]		LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	567,937	$5,670,164	729,770	$7,895,425
Shares issued as reinvestment of distributions	3,689	36,766	43,613	468,409
Less shares redeemed	(5,816)	(58,492)	(1,610,320)	(17,369,034)

Net increase (decrease)	565,810	$5,648,438	(836,937)	$(9,005,200)

Class B	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—
Less shares redeemed	—	—	—	—

Net increase (decrease)	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars
Shares sold	10,000	$100,000	158,640	$1,694,121
Shares issued as reinvestment of distributions	29	289	7,311	77,702
Less shares redeemed	—	—	(297,009)	(3,164,168)

Net increase (decrease)	10,029	$100,289	(131,058)	$(1,392,345)

Class I	Shares	Dollars	Shares	Dollars
Shares sold	547,856	$5,475,837	1,704,498	$18,554,168
Shares issued as reinvestment of distributions	4,254	42,418	86,795	935,646
Less shares redeemed	(124)	(1,237)	(5,078,962)	(54,756,729)

Net increase (decrease)	551,986	$5,517,018	(3,287,669)	$(35,266,915)

Class R	Shares	Dollars	Shares	Dollars
Shares sold	10,000	$100,000	—	$—
Shares issued as reinvestment of distributions	54	538	123	1,308
Less shares redeemed	—	—	—	—

Net increase (decrease)	10,054	$100,538	123	$1,308

1	Hedged Equity Income Fund commenced operations December 31, 2014.

www.calamos.com	195

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$42.80		$50.16	$58.75	$49.90	$51.06	$49.18
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.07)	(0.20)	(0.05)	(0.22)	(0.32)
Net realized and unrealized gain (loss)	(2.21)		2.84	6.90	12.63	1.21	2.20
Total from investment operations	(2.25)		2.77	6.70	12.58	0.99	1.88
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(10.94)		(10.13)	(15.29)	(3.73)	(2.15)	—
Total distributions	(10.94)		(10.13)	(15.29)	(3.73)	(2.15)	—
Net asset value, end of period	$29.61		$42.80	$50.16	$58.75	$49.90	$51.06
Ratios and supplemental data:
Total return(b)	(6.37%	)	6.55%	13.84%	26.95%	2.26%	3.82%
Net assets, end of period (000)	$1,154,588		$1,424,967	$1,718,674	$2,237,328	$3,241,595	$4,232,942
Ratio of net expenses to average net assets	1.34%	(c)	1.31%	1.26%	1.26%	1.29%	1.26%
Ratio of gross expenses to average net assets prior to expense reductions	1.34%	(c)	1.31%	1.26%	1.26%	1.29%	1.26%
Ratio of net investment income (loss) to average net assets	(0.24%	)(c)	(0.17% )	(0.42% )	(0.10% )	(0.44% )	(0.60%	)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Portfolio turnover rate	27.4%		60.0%	41.8%	67.1%	57.0%	84.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

196	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$40.02		$47.84	$57.05	$48.90	$50.44	$48.96
Income from investment operations:
Net investment income (loss)(a)	(0.14)		(0.37)	(0.56)	(0.43)	(0.59)	(0.71)
Net realized and unrealized gain (loss)	(2.04)		2.68	6.64	12.31	1.20	2.19
Total from investment operations	(2.18)		2.31	6.08	11.88	0.61	1.48
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(10.94)		(10.13)	(15.29)	(3.73)	(2.15)	—
Total distributions	(10.94)		(10.13)	(15.29)	(3.73)	(2.15)	—
Net asset value, end of period	$26.90		$40.02	$47.84	$57.05	$48.90	$50.44
Ratios and supplemental data:
Total return(b)	(6.71%	)	5.76%	12.97%	26.00%	1.50%	3.02%
Net assets, end of period (000)	$11,178		$20,119	$36,835	$84,895	$171,357	$335,792
Ratio of net expenses to average net assets	2.09%	(c)	2.06%	2.00%	2.02%	2.03%	2.01%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	(c)	2.06%	2.00%	2.02%	2.03%	2.01%
Ratio of net investment income (loss) to average net assets	(0.98%	)(c)	(0.91% )	(1.17% )	(0.86% )	(1.18% )	(1.34%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$33.48		$41.66	$51.58	$44.56	$46.16	$44.80
Income from investment operations:
Net investment income (loss)(a)	(0.11)		(0.32)	(0.48)	(0.38)	(0.54)	(0.66)
Net realized and unrealized gain (loss)	(1.63)		2.27	5.85	11.13	1.09	2.02
Total from investment operations	(1.74)		1.95	5.37	10.75	0.55	1.36
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(10.94)		(10.13)	(15.29)	(3.73)	(2.15)	—
Total distributions	(10.94)		(10.13)	(15.29)	(3.73)	(2.15)	—
Net asset value, end of period	$20.80		$33.48	$41.66	$51.58	$44.56	$46.16
Ratios and supplemental data:
Total return(b)	(6.71%	)	5.75%	12.97%	26.00%	1.51%	3.04%
Net assets, end of period (000)	$614,821		$792,046	$959,445	$1,096,492	$1,272,104	$1,517,047
Ratio of net expenses to average net assets	2.09%	(c)	2.06%	2.01%	2.01%	2.04%	2.01%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	(c)	2.06%	2.01%	2.01%	2.04%	2.01%
Ratio of net investment income (loss) to average net assets	(0.99%	)(c)	(0.92% )	(1.17% )	(0.85% )	(1.19% )	(1.35%	)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$50.84		$57.59	$65.15	$54.81	$55.72	$53.54
Income from investment operations:
Net investment income (loss)(a)	—		0.05	(0.10)	0.08	(0.10)	(0.21)
Net realized and unrealized gain (loss)	(2.71)		3.33	7.83	13.99	1.34	2.39
Total from investment operations	(2.71)		3.38	7.73	14.07	1.24	2.18
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(10.94)		(10.13)	(15.29)	(3.73)	(2.15)	—
Total distributions	(10.94)		(10.13)	(15.29)	(3.73)	(2.15)	—
Net asset value, end of period	$37.19		$50.84	$57.59	$65.15	$54.81	$55.72
Ratios and supplemental data:
Total return(b)	(6.25%	)	6.80%	14.12%	27.27%	2.53%	4.07%
Net assets, end of period (000)	$346,346		$480,028	$759,432	$1,010,805	$1,690,739	$1,628,191
Ratio of net expenses to average net assets	1.09%	(c)	1.06%	1.01%	1.02%	1.04%	1.01%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	(c)	1.06%	1.01%	1.02%	1.04%	1.01%
Ratio of net investment income (loss) to average net assets	0.02%	(c)	0.09%	(0.18% )	0.15%	(0.19% )	(0.37%	)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$41.22		$48.78	$57.65	$49.15	$50.44	$48.71
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.18)	(0.32)	(0.18)	(0.34)	(0.46)
Net realized and unrealized gain (loss)	(2.10)		2.75	6.74	12.41	1.20	2.19
Total from investment operations	(2.18)		2.57	6.42	12.23	0.86	1.73
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(10.94)		(10.13)	(15.29)	(3.73)	(2.15)	—
Total distributions	(10.94)		(10.13)	(15.29)	(3.73)	(2.15)	—
Net asset value, end of period	$28.10		$41.22	$48.78	$57.65	$49.15	$50.44
Ratios and supplemental data:
Total return(b)	(6.46%	)	6.28%	13.56%	26.62%	2.02%	3.55%
Net assets, end of period (000)	$7,479		$8,966	$10,089	$11,634	$15,879	$13,030
Ratio of net expenses to average net assets	1.59%	(c)	1.56%	1.51%	1.51%	1.54%	1.51%
Ratio of gross expenses to average net assets prior to expense reductions	1.59%	(c)	1.56%	1.51%	1.51%	1.54%	1.51%
Ratio of net investment income (loss) to average net assets	(0.49%	)(c)	(0.43% )	(0.67% )	(0.35% )	(0.68% )	(0.88%	)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

198	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.61	$15.07	$15.22	$12.15	$11.25	$11.02
Income from investment operations:
Net investment income (loss)(a)	0.10	0.19	0.18	0.18	0.10	0.01
Net realized and unrealized gain (loss)	(0.25)	(0.52)	0.92	3.07	0.80	0.22
Total from investment operations	(0.15)	(0.33)	1.10	3.25	0.90	0.23
Distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.14)	(0.18)	—	—
Dividends from net realized gains	(0.91)	(0.99)	(1.11)	—	—	—
Total distributions	(1.07)	(1.13)	(1.25)	(0.18)	—	—
Net asset value, end of period	$12.39	$13.61	$15.07	$15.22	$12.15	$11.25
Ratios and supplemental data:
Total return(b)	(0.92% )	(2.32% )	7.67%	27.12%	8.00%	2.09%
Net assets, end of period (000)	$37,948	$44,792	$58,419	$78,843	$38,992	$23,964
Ratio of net expenses to average net assets	1.15% (c)	1.15%	1.15%	1.15%	1.15%	1.52%
Ratio of gross expenses to average net assets prior to expense reductions	1.62% (c)	1.61%	1.50%	1.53%	1.72%	1.67%
Ratio of net investment income (loss) to average net assets	1.61% (c)	1.38%	1.19%	1.31%	0.84%	0.11%

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Portfolio turnover rate	15.5%	139.8%	165.4%	250.3%	204.9%	27.4%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	199

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.55	$13.94	$14.17	$11.24	$10.49	$10.35
Income from investment operations:
Net investment income (loss)(a)	0.05	0.08	0.06	0.07	0.02	(0.07)
Net realized and unrealized gain (loss)	(0.22)	(0.48)	0.85	2.88	0.73	0.21
Total from investment operations	(0.17)	(0.40)	0.91	2.95	0.75	0.14
Distributions:
Dividends from net investment income	—	—	(0.03)	(0.02)	—	—
Dividends from net realized gains	(0.91)	(0.99)	(1.11)	—	—	—
Total distributions	(0.91)	(0.99)	(1.14)	(0.02)	—	—
Net asset value, end of period	$11.47	$12.55	$13.94	$14.17	$11.24	$10.49
Ratios and supplemental data:
Total return(b)	(1.25% )	(3.04% )	6.74%	26.28%	7.15%	1.35%
Net assets, end of period (000)	$109	$177	$348	$1,103	$1,195	$2,308
Ratio of net expenses to average net assets	1.90% (c)	1.90%	1.90%	1.90%	1.90%	2.29%
Ratio of gross expenses to average net assets prior to expense reductions	2.37% (c)	2.35%	2.24%	2.28%	2.47%	2.42%
Ratio of net investment income (loss) to average net assets	0.90% (c)	0.63%	0.42%	0.59%	0.20%	(0.63%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.38	$13.79	$14.09	$11.23	$10.48	$10.34
Income from investment operations:
Net investment income (loss)(a)	0.05	0.08	0.06	0.08	0.02	(0.07)
Net realized and unrealized gain (loss)	(0.23)	(0.47)	0.85	2.85	0.73	0.21
Total from investment operations	(0.18)	(0.39)	0.91	2.93	0.75	0.14
Distributions:
Dividends from net investment income	(0.05)	(0.03)	(0.10)	(0.07)	—	—
Dividends from net realized gains	(0.91)	(0.99)	(1.11)	—	—	—
Total distributions	(0.96)	(1.02)	(1.21)	(0.07)	—	—
Net asset value, end of period	$11.24	$12.38	$13.79	$14.09	$11.23	$10.48
Ratios and supplemental data:
Total return(b)	(1.35% )	(3.01% )	6.82%	26.27%	7.16%	1.35%
Net assets, end of period (000)	$5,599	$5,738	$9,964	$8,641	$3,753	$3,974
Ratio of net expenses to average net assets	1.90% (c)	1.90%	1.90%	1.90%	1.90%	2.28%
Ratio of gross expenses to average net assets prior to expense reductions	2.37% (c)	2.35%	2.25%	2.28%	2.47%	2.42%
Ratio of net investment income (loss) to average net assets	0.84% (c)	0.64%	0.44%	0.59%	0.16%	(0.63%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

200	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.96	$15.44	$15.57	$12.41	$11.46	$11.20
Income from investment operations:
Net investment income (loss)(a)	0.12	0.23	0.22	0.22	0.14	0.04
Net realized and unrealized gain (loss)	(0.26)	(0.53)	0.94	3.14	0.81	0.22
Total from investment operations	(0.14)	(0.30)	1.16	3.36	0.95	0.26
Distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.18)	(0.20)	—	—
Dividends from net realized gains	(0.91)	(0.99)	(1.11)	—	—	—
Total distributions	(1.11)	(1.18)	(1.29)	(0.20)	—	—
Net asset value, end of period	$12.71	$13.96	$15.44	$15.57	$12.41	$11.46
Ratios and supplemental data:
Total return(b)	(0.82% )	(2.08% )	7.87%	27.47%	8.29%	2.32%
Net assets, end of period (000)	$18,076	$19,583	$32,147	$20,857	$9,671	$11,227
Ratio of net expenses to average net assets	0.90% (c)	0.90%	0.90%	0.90%	0.90%	1.27%
Ratio of gross expenses to average net assets prior to expense reductions	1.37% (c)	1.36%	1.25%	1.28%	1.48%	1.42%
Ratio of net investment income (loss) to average net assets	1.85% (c)	1.63%	1.45%	1.56%	1.15%	0.37%

	CLASS R
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.44	$14.91	$15.09	$12.02	$11.16	$10.96
Income from investment operations:
Net investment income (loss)(a)	0.08	0.15	0.14	0.14	0.07	(0.01)
Net realized and unrealized gain (loss)	(0.23)	(0.51)	0.90	3.07	0.79	0.21
Total from investment operations	(0.15)	(0.36)	1.04	3.21	0.86	0.20
Distributions:
Dividends from net investment income	(0.14)	(0.12)	(0.11)	(0.14)	—	—
Dividends from net realized gains	(0.91)	(0.99)	(1.11)	—	—	—
Total distributions	(1.05)	(1.11)	(1.22)	(0.14)	—	—
Net asset value, end of period	$12.24	$13.44	$14.91	$15.09	$12.02	$11.16
Ratios and supplemental data:
Total return(b)	(0.99% )	(2.57% )	7.28%	26.94%	7.71%	1.82%
Net assets, end of period (000)	$123	$150	$144	$128	$98	$91
Ratio of net expenses to average net assets	1.40% (c)	1.40%	1.40%	1.40%	1.40%	1.76%
Ratio of gross expenses to average net assets prior to expense reductions	1.87% (c)	1.86%	1.75%	1.78%	1.97%	1.93%
Ratio of net investment income (loss) to average net assets	1.39% (c)	1.11%	0.95%	1.08%	0.65%	(0.10%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Focus Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.68		$18.59	$16.71	$13.10	$12.37	$11.93
Income from investment operations:
Net investment income (loss)(a)**	—		0.00 **	(0.04)	0.00 **	0.01	(0.03)
Net realized and unrealized gain (loss)	(0.86)		0.90	1.94	3.67	0.72	0.47
Total from investment operations	(0.86)		0.90	1.90	3.67	0.73	0.44
Distributions:
Dividends from net investment income	—		—	(0.02)	(0.06)	—	—
Dividends from net realized gains	(3.13)		(1.81)	—	—	—	—
Total distributions	(3.13)		(1.81)	(0.02)	(0.06)	—	—
Net asset value, end of period	$13.69		$17.68	$18.59	$16.71	$13.10	$12.37
Ratios and supplemental data:
Total return(b)	(5.66%	)	5.22%	11.37%	28.15%	5.90%	3.69%
Net assets, end of period (000)	$12,757		$18,329	$19,709	$26,249	$22,389	$22,702
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.15%	1.15%	1.44%
Ratio of gross expenses to average net assets prior to expense reductions	1.63%	(c)	1.57%	1.52%	1.63%	1.57%	1.57%
Ratio of net investment income (loss) to average net assets	0.02%	(c)	0.01%	(0.25% )	0.01%	0.06%	(0.28%	)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Portfolio turnover rate	33.5%		147.7%	61.0%	89.0%	47.9%	73.5%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

202	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014		2013		2012		2011
Net asset value, beginning of period	$16.32		$17.42	$15.76		$12.39		$11.78		$11.45
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.12)	(0.17)		(0.09)		(0.08)		(0.13)
Net realized and unrealized gain (loss)	(0.78)		0.83	1.83		3.46		0.69		0.46
Total from investment operations	(0.83)		0.71	1.66		3.37		0.61		0.33
Distributions:
Dividends from net investment income	—		—	—		—		—		—
Dividends from net realized gains	(3.13)		(1.81)	—		—		—		—
Total distributions	(3.13)		(1.81)	—		—		—		—
Net asset value, end of period	$12.36		$16.32	$17.42		$15.76		$12.39		$11.78
Ratios and supplemental data:
Total return(b)	(6.00%	)	4.41%	10.53%		27.20%		5.18%		2.88%
Net assets, end of period (000)	$144		$330	$449		$796		$1,662		$2,893
Ratio of net expenses to average net assets	1.90%	(c)	1.90%	1.90%		1.90%		1.90%		2.20%
Ratio of gross expenses to average net assets prior to expense reductions	2.37%	(c)	2.32%	2.27%		2.39%		2.33%		2.32%
Ratio of net investment income (loss) to average net assets	(0.74%	)(c)	(0.72% )	(1.00%	)	(0.68%	)	(0.70%	)	(1.03%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014		2013		2012		2011
Net asset value, beginning of period	$16.33		$17.42	$15.76		$12.39		$11.79		$11.45
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.12)	(0.17)		(0.10)		(0.09)		(0.12)
Net realized and unrealized gain (loss)	(0.78)		0.84	1.83		3.47		0.69		0.46
Total from investment operations	(0.83)		0.72	1.66		3.37		0.60		0.34
Distributions:
Dividends from net investment income	—		—	—		—		—		—
Dividends from net realized gains	(3.13)		(1.81)	—		—		—		—
Total distributions	(3.13)		(1.81)	—		—		—		—
Net asset value, end of period	$12.37		$16.33	$17.42		$15.76		$12.39		$11.79
Ratios and supplemental data:
Total return(b)	(6.00%	)	4.46%	10.53%		27.20%		5.09%		2.97%
Net assets, end of period (000)	$9,220		$13,677	$14,092		$10,914		$9,287		$10,153
Ratio of net expenses to average net assets	1.90%	(c)	1.90%	1.90%		1.90%		1.90%		2.19%
Ratio of gross expenses to average net assets prior to expense reductions	2.38%	(c)	2.32%	2.27%		2.38%		2.33%		2.32%
Ratio of net investment income (loss) to average net assets	(0.73%	)(c)	(0.75% )	(1.01%	)	(0.74%	)	(0.70%	)	(1.03%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Focus Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014		2013	2012		2011
Net asset value, beginning of period	$17.92		$18.77	$16.86		$13.23	$12.46		$11.98
Income from investment operations:
Net investment income (loss)(a)	0.02		0.05	0.00	**	0.04	0.04		(0.00)
Net realized and unrealized gain (loss)	(0.88)		0.91	1.96		3.69	0.73		0.48
Total from investment operations	(0.86)		0.96	1.96		3.73	0.77		0.48
Distributions:
Dividends from net investment income	—		—	(0.05)		(0.10)	—		—
Dividends from net realized gains	(3.13)		(1.81)	—		—	—		—
Total distributions	(3.13)		(1.81)	(0.05)		(0.10)	—		—
Net asset value, end of period	$13.93		$17.92	$18.77		$16.86	$13.23		$12.46
Ratios and supplemental data:
Total return(b)	(5.57%	)	5.51%	11.67%		28.42%	6.18%		4.01%
Net assets, end of period (000)	$27,839		$31,553	$30,173		$27,931	$24,863		$24,547
Ratio of net expenses to average net assets	0.90%	(c)	0.90%	0.90%		0.90%	0.90%		1.18%
Ratio of gross expenses to average net assets prior to expense reductions	1.38%	(c)	1.33%	1.27%		1.38%	1.32%		1.32%
Ratio of net investment income (loss) to average net assets	0.27%	(c)	0.25%	0.00%	***	0.27%	0.30%		(0.02%	)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014		2013	2012		2011
Net asset value, beginning of period	$17.38		$18.34	$16.51		$12.97	$12.28		$11.87
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.08)	(0.08)		(0.04)	(0.03)		(0.07)
Net realized and unrealized gain (loss)	(0.84)		0.93	1.91		3.63	0.72		0.48
Total from investment operations	(0.85)		0.85	1.83		3.59	0.69		0.41
Distributions:
Dividends from net investment income	—		—	—		(0.05)	—		—
Dividends from net realized gains	(3.13)		(1.81)	—		—	—		—
Total distributions	(3.13)		(1.81)	—		(0.05)	—		—
Net asset value, end of period	$13.40		$17.38	$18.34		$16.51	$12.97		$12.28
Ratios and supplemental data:
Total return(b)	(5.71%	)	5.00%	11.08%		27.80%	5.62%		3.45%
Net assets, end of period (000)	$411		$919	$204		$266	$172		$103
Ratio of net expenses to average net assets	1.40%	(c)	1.40%	1.40%		1.40%	1.40%		1.68%
Ratio of gross expenses to average net assets prior to expense reductions	1.87%	(c)	1.84%	1.77%		1.88%	1.82%		1.82%
Ratio of net investment income (loss) to average net assets	(0.09%	)(c)	(0.44% )	(0.49%	)	(0.26% )	(0.21%	)	(0.52%	)

**	Amounts are less than $0.005.

***	Amount is less than 0.005%.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

204	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013		2012	2011
Net asset value, beginning of period	$12.46		$14.33	$14.77	$11.82		$12.04	$11.64
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.14)	(0.15)	(0.12)		(0.13)	(0.14)
Net realized and unrealized gain (loss)	(1.27)		(0.39)	1.78	3.07		(0.09)	0.55
Total from investment operations	(1.33)		(0.53)	1.63	2.95		(0.22)	0.41
Distributions:
Dividends from net investment income	—		—	—	—		—	(0.01)
Dividends from net realized gains	0.12		(1.34)	(2.07)	—		—	—
Total distributions	0.12		(1.34)	(2.07)	—		—	(0.01)
Net asset value, end of period	$11.25		$12.46	$14.33	$14.77		$11.82	$12.04
Ratios and supplemental data:
Total return(b)	(8.80%	)	(4.20% )	12.14%	24.96%		(1.83% )	3.55%
Net assets, end of period (000)	$8,882		$23,025	$31,009	$30,726		$21,384	$23,463
Ratio of net expenses to average net assets	1.50%	(c)	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of gross expenses to average net assets prior to expense reductions	1.77%	(c)	1.63%	1.62%	1.69%		1.74%	1.84%
Ratio of net investment income (loss) to average net assets	(0.98%	)(c)	(1.05% )	(1.06% )	(0.88%	)	(1.10% )	(1.08% )

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013		2012	2011
Portfolio turnover rate	42.0%		78.1%	152.7%	248.3%		139.8%	97.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Discovery Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013		2012	2011
Net asset value, beginning of period	$11.90		$13.83	$14.42	$11.63		$11.93	$11.60
Income from investment operations:
Net investment income (loss)(a)	(0.10)		(0.23)	(0.24)	(0.20)		(0.22)	(0.24)
Net realized and unrealized gain (loss)	(1.23)		(0.36)	1.72	2.99		(0.08)	0.57
Total from investment operations	(1.33)		(0.59)	1.48	2.79		(0.30)	0.33
Distributions:
Dividends from net investment income	—		—	—	—		—	—
Dividends from net realized gains	0.12		(1.34)	(2.07)	—		—	—
Total distributions	0.12		(1.34)	(2.07)	—		—	—
Net asset value, end of period	$10.69		$11.90	$13.83	$14.42		$11.63	$11.93
Ratios and supplemental data:
Total return(b)	(9.22%	)	(4.83% )	11.28%	23.99%		(2.51% )	2.84%
Net assets, end of period (000)	$240		$1,566	$1,682	$1,633		$1,338	$1,451
Ratio of net expenses to average net assets	2.25%	(c)	2.25%	2.25%	2.25%		2.25%	2.25%
Ratio of gross expenses to average net assets prior to expense reductions	2.53%	(c)	2.38%	2.37%	2.44%		2.49%	2.61%
Ratio of net investment income (loss) to average net assets	(1.76%	)(c)	(1.80% )	(1.81% )	(1.60%	)	(1.84% )	(1.81%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013		2012	2011
Net asset value, beginning of period	$11.89		$13.83	$14.42	$11.64		$11.93	$11.60
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.23)	(0.24)	(0.20)		(0.22)	(0.24)
Net realized and unrealized gain (loss)	(1.23)		(0.37)	1.72	2.98		(0.07)	0.57
Total from investment operations	(1.32)		(0.60)	1.48	2.78		(0.29)	0.33
Distributions:
Dividends from net investment income	—		—	—	—		—	—
Dividends from net realized gains	0.12		(1.34)	(2.07)	—		—	—
Total distributions	0.12		(1.34)	(2.07)	—		—	—
Net asset value, end of period	$10.69		$11.89	$13.83	$14.42		$11.64	$11.93
Ratios and supplemental data:
Total return(b)	(9.14%	)	(4.91% )	11.30%	23.88%		(2.43% )	2.84%
Net assets, end of period (000)	$888		$2,370	$2,542	$2,553		$2,274	$2,524
Ratio of net expenses to average net assets	2.25%	(c)	2.25%	2.25%	2.25%		2.25%	2.25%
Ratio of gross expenses to average net assets prior to expense reductions	2.53%	(c)	2.38%	2.37%	2.45%		2.49%	2.59%
Ratio of net investment income (loss) to average net assets	(1.74%	)(c)	(1.80% )	(1.80% )	(1.56%	)	(1.84% )	(1.82%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

206	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013		2012	2011
Net asset value, beginning of period	$12.66		$14.50	$14.89	$11.89		$12.07	$11.65
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.11)	(0.11)	(0.08)		(0.10)	(0.12)
Net realized and unrealized gain (loss)	(1.29)		(0.39)	1.79	3.08		(0.08)	0.57
Total from investment operations	(1.33)		(0.50)	1.68	3.00		(0.18)	0.45
Distributions:
Dividends from net investment income	—		—	—	—		—	(0.03)
Dividends from net realized gains	0.12		(1.34)	(2.07)	—		—	—
Total distributions	0.12		(1.34)	(2.07)	—		—	(0.03)
Net asset value, end of period	$11.45		$12.66	$14.50	$14.89		$11.89	$12.07
Ratios and supplemental data:
Total return(b)	(8.66%	)	(3.92% )	12.40%	25.23%		(1.49% )	3.82%
Net assets, end of period (000)	$5,211		$9,575	$10,519	$11,062		$8,608	$7,738
Ratio of net expenses to average net assets	1.25%	(c)	1.25%	1.25%	1.25%		1.25%	1.25%
Ratio of gross expenses to average net assets prior to expense reductions	1.55%	(c)	1.38%	1.37%	1.44%		1.49%	1.54%
Ratio of net investment income (loss) to average net assets	(0.74%	)(c)	(0.80% )	(0.81% )	(0.60%	)	(0.83% )	(0.89% )

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013		2012	2011
Net asset value, beginning of period	$12.29		$14.18	$14.66	$11.77		$12.01	$11.63
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.17)	(0.18)	(0.14)		(0.16)	(0.17)
Net realized and unrealized gain (loss)	(1.26)		(0.38)	1.77	3.03		(0.08)	0.55
Total from investment operations	(1.33)		(0.55)	1.59	2.89		(0.24)	0.38
Distributions:
Dividends from net investment income	—		—	—	—		—	—
Dividends from net realized gains	0.12		(1.34)	(2.07)	—		—	—
Total distributions	0.12		(1.34)	(2.07)	—		—	—
Net asset value, end of period	$11.08		$12.29	$14.18	$14.66		$11.77	$12.01
Ratios and supplemental data:
Total return(b)	(8.92%	)	(4.40% )	11.93%	24.55%		(2.00% )	3.27%
Net assets, end of period (000)	$230		$1,676	$1,822	$1,787		$1,175	$1,201
Ratio of net expenses to average net assets	1.75%	(c)	1.75%	1.75%	1.75%		1.75%	1.75%
Ratio of gross expenses to average net assets prior to expense reductions	2.02%	(c)	1.88%	1.87%	1.94%		1.99%	2.13%
Ratio of net investment income (loss) to average net assets	(1.24%	)(c)	(1.30% )	(1.31% )	(1.11%	)	(1.34% )	(1.29% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	207

Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,		August 5, 2013* through October 31,
	2016	2015	2014	2013
Net asset value, beginning of period	$10.52	$10.78	$10.36	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.05	0.17	0.39	0.05
Net realized and unrealized gain (loss)	(0.16)	(0.15)	0.24	0.31
Total from investment operations	(0.11)	0.02	0.63	0.36
Distributions:
Dividends from net investment income	(0.04)	(0.15)	(0.18)	—
Dividends from net realized gains	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.31)	(0.28)	(0.21)	—
Net asset value, end of period	$10.10	$10.52	$10.78	$10.36
Ratios and supplemental data:
Total return(b)	(1.02% )	0.21%	6.12%	3.60%
Net assets, end of period (000)	$26,646	$28,030	$28,365	$25,922
Ratio of net expenses to average net assets	1.35% (c)	1.35%	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.73% (c)	1.74%	1.73%	2.14%	(c)
Ratio of net investment income (loss) to average net assets	0.96% (c)	1.66%	3.68%	1.99%	(c)

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,		August 5, 2013* through October 31,
	2016	2015	2014	2013
Portfolio turnover rate	5.0%	107.6%	130.0%	20.7%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

208	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,		August 5, 2013* through October 31,
	2016	2015	2014	2013
Net asset value, beginning of period	$10.41	$10.74	$10.34	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01	0.08	0.31	0.03
Net realized and unrealized gain (loss)	(0.15)	(0.15)	0.25	0.31
Total from investment operations	(0.14)	(0.07)	0.56	0.34
Distributions:
Dividends from net investment income	(0.01)	(0.13)	(0.13)	—
Dividends from net realized gains	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.28)	(0.26)	(0.16)	—
Net asset value, end of period	$9.99	$10.41	$10.74	$10.34
Ratios and supplemental data:
Total return(b)	(1.34% )	(0.63% )	5.40%	3.40%
Net assets, end of period (000)	$853	$702	$418	$253
Ratio of net expenses to average net assets	2.10% (c)	2.10%	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.49% (c)	2.51%	2.44%	3.35%	(c)
Ratio of net investment income (loss) to average net assets	0.19% (c)	0.77%	2.90%	1.39%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,		August 5, 2013* through October 31,
	2016	2015	2014	2013
Net asset value, beginning of period	$10.55	$10.79	$10.37	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.06	0.20	0.42	0.05
Net realized and unrealized gain (loss)	(0.16)	(0.16)	0.23	0.32
Total from investment operations	(0.10)	0.04	0.65	0.37
Distributions:
Dividends from net investment income	(0.07)	(0.15)	(0.20)	—
Dividends from net realized gains	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.34)	(0.28)	(0.23)	—
Net asset value, end of period	$10.11	$10.55	$10.79	$10.37
Ratios and supplemental data:
Total return(b)	(0.93% )	0.47%	6.33%	3.70%
Net assets, end of period (000)	$9,047	$7,375	$8,020	$7,586
Ratio of net expenses to average net assets	1.10% (c)	1.10%	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.49% (c)	1.49%	1.48%	2.13%	(c)
Ratio of net investment income (loss) to average net assets	1.17% (c)	1.91%	3.97%	2.13%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	209

Calamos Dividend Growth Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,		August 5, 2013* through October 31,
	2016	2015	2014	2013
Net asset value, beginning of period	$10.49	$10.77	$10.35	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03	0.14	0.37	0.04
Net realized and unrealized gain (loss)	(0.16)	(0.15)	0.24	0.31
Total from investment operations	(0.13)	(0.01)	0.61	0.35
Distributions:
Dividends from net investment income	(0.02)	(0.14)	(0.16)	—
Dividends from net realized gains	(0.27)	(0.13)	(0.03)	—
Total distributions	(0.29)	(0.27)	(0.19)	—
Net asset value, end of period	$10.07	$10.49	$10.77	$10.35
Ratios and supplemental data:
Total return(b)	(1.22% )	(0.04% )	5.89%	3.50%
Net assets, end of period (000)	$110	$110	$110	$104
Ratio of net expenses to average net assets	1.60% (c)	1.60%	1.60%	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.98% (c)	1.99%	1.98%	3.22%	(c)
Ratio of net investment income (loss) to average net assets	0.70% (c)	1.38%	3.44%	1.62%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

210	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Mid Cap Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 5, 2013* through October 31,
	2016		2015	2014		2013
Net asset value, beginning of period	$10.82		$11.36	$10.63		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.04)	(0.06)		(0.02)
Net realized and unrealized gain (loss)	(0.76)		(0.50)	0.79		0.65
Total from investment operations	(0.79)		(0.54)	0.73		0.63
Distributions:
Dividends from net investment income	—		—	(0.00	)**	—
Dividends from net realized gains	(0.67)		—	(0.00	)**	—
Return of capital	—		—	(0.00	)**	—
Total distributions	(0.67)		—	(0.00	)**	—
Net asset value, end of period	$9.36		$10.82	$11.36		$10.63
Ratios and supplemental data:
Total return(b)	(7.59%	)	(4.75% )	6.90%		6.30%
Net assets, end of period (000)	$2,897		$15,090	$37,112		$13,032
Ratio of net expenses to average net assets	1.25%	(c)	1.25%	1.25%		1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.40%	(c)	1.68%	1.68%		5.58%	(c)
Ratio of net investment income (loss) to average net assets	(0.56%	)(c)	(0.38% )	(0.58%	)	(0.72%	)(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 5, 2013* through October 31,
	2016		2015	2014		2013
Portfolio turnover rate	28.0%		75.9%	69.2%		12.0%

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	211

Calamos Mid Cap Growth Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 5, 2013* through October 31,
	2016		2015	2014		2013
Net asset value, beginning of period	$10.64		$11.26	$10.61		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.14)	(0.14)		(0.04)
Net realized and unrealized gain (loss)	(0.75)		(0.48)	0.79		0.65
Total from investment operations	(0.81)		(0.62)	0.65		0.61
Distributions:
Dividends from net investment income	—		—	—		—
Dividends from net realized gains	(0.67)		—	(0.00	)**	—
Total distributions	(0.67)		—	(0.00	)**	—
Net asset value, end of period	$9.16		$10.64	$11.26		$10.61
Ratios and supplemental data:
Total return(b)	(7.93%	)	(5.51% )	6.13%		6.10%
Net assets, end of period (000)	$309		$569	$583		$122
Ratio of net expenses to average net assets	2.00%	(c)	2.00%	2.00%		2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.31%	(c)	2.45%	2.41%		6.60%	(c)
Ratio of net investment income (loss) to average net assets	(1.31%	)(c)	(1.18% )	(1.32%	)	(1.57%	)(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 5, 2013* through October 31,
	2016		2015	2014		2013
Net asset value, beginning of period	$10.88		$11.40	$10.64		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.02)	(0.04)		(0.01)
Net realized and unrealized gain (loss)	(0.76)		(0.50)	0.81		0.65
Total from investment operations	(0.78)		(0.52)	0.77		0.64
Distributions:
Dividends from net investment income	—		—	(0.01)		—
Dividends from net realized gains	(0.67)		—	(0.00	)**	—
Return of capital	—		—	(0.00	)**	—
Total distributions	(0.67)		—	(0.01)		—
Net asset value, end of period	$9.43		$10.88	$11.40		$10.64
Ratios and supplemental data:
Total return(b)	(7.45%	)	(4.56% )	7.21%		6.40%
Net assets, end of period (000)	$2,861		$6,629	$9,730		$7,299
Ratio of net expenses to average net assets	1.00%	(c)	1.00%	1.00%		1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.28%	(c)	1.44%	1.46%		5.59%	(c)
Ratio of net investment income (loss) to average net assets	(0.33%	)(c)	(0.16% )	(0.33%	)	(0.54%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

212	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Mid Cap Growth Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 5, 2013* through October 31,
	2016		2015	2014		2013
Net asset value, beginning of period	$10.76		$11.33	$10.63		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.08)	(0.09)		(0.03)
Net realized and unrealized gain (loss)	(0.75)		(0.49)	0.79		0.66
Total from investment operations	(0.79)		(0.57)	0.70		0.63
Distributions:
Dividends from net investment income	—		—	—		—
Dividends from net realized gains	(0.67)		—	(0.00	)**	—
Total distributions	(0.67)		—	(0.00	)**	—
Net asset value, end of period	$9.30		$10.76	$11.33		$10.63
Ratios and supplemental data:
Total return(b)	(7.64%	)	(5.03% )	6.59%		6.30%
Net assets, end of period (000)	$99		$108	$113		$106
Ratio of net expenses to average net assets	1.50%	(c)	1.50%	1.50%		1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.89%	(c)	1.96%	1.98%		6.13%	(c)
Ratio of net investment income (loss) to average net assets	(0.84%	)(c)	(0.67% )	(0.82%	)	(1.06%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.27		$19.27	$19.24	$17.27	$16.32	$15.46
Income from investment operations:
Net investment income (loss)(a)	0.03		0.09	0.09	0.09	0.06	(0.04)
Net realized and unrealized gain (loss)	(0.99)		0.02	0.02	1.92	0.89	0.90
Total from investment operations	(0.96)		0.11	0.11	2.01	0.95	0.86
Distributions:
Dividends from net investment income	—		—	(0.08)	(0.04)	—	—
Dividends from net realized gains	(0.02)		(2.11)	—	—	—	—
Total distributions	(0.02)		(2.11)	(0.08)	(0.04)	—	—
Net asset value, end of period	$16.29		$17.27	$19.27	$19.24	$17.27	$16.32
Ratios and supplemental data:
Total return(b)	(5.55%	)	0.94%	0.57%	11.64%	5.82%	5.56%
Net assets, end of period (000)	$161,185		$209,548	$254,400	$368,964	$459,516	$238,764
Ratio of net expenses to average net assets	1.36%	(c)	1.31%	1.39%	1.40%	1.40%	1.49%
Ratio of gross expenses to average net assets prior to expense reductions	1.36%	(c)	1.31%	1.39%	1.48%	1.59%	1.58%
Ratio of net investment income (loss) to average net assets	0.34%	(c)	0.52%	0.43%	0.50%	0.36%	(0.21%	)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Portfolio turnover rate	31.6%		65.0%	81.6%	73.4%	55.7%	59.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

214	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014		2013		2012		2011
Net asset value, beginning of period	$16.06		$18.20	$18.24		$16.45		$15.67		$14.96
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.05)	(0.09)		(0.05)		(0.07)		(0.16)
Net realized and unrealized gain (loss)	(0.89)		0.02	0.05		1.84		0.85		0.87
Total from investment operations	(0.94)		(0.03)	(0.04)		1.79		0.78		0.71
Distributions:
Dividends from net investment income	—		—	—		—		—		—
Dividends from net realized gains	(0.02)		(2.11)	—		—		—		—
Total distributions	(0.02)		(2.11)	—		—		—		—
Net asset value, end of period	$15.10		$16.06	$18.20		$18.24		$16.45		$15.67
Ratios and supplemental data:
Total return(b)	(5.84%	)	0.15%	(0.22%	)	10.88%		4.98%		4.75%
Net assets, end of period (000)	$513		$1,103	$2,302		$5,995		$9,542		$13,500
Ratio of net expenses to average net assets	2.11%	(c)	2.06%	2.15%		2.15%		2.15%		2.25%
Ratio of gross expenses to average net assets prior to expense reductions	2.11%	(c)	2.06%	2.15%		2.23%		2.34%		2.32%
Ratio of net investment income (loss) to average net assets	(0.63%	)(c)	(0.29% )	(0.46%	)	(0.26%	)	(0.45%	)	(1.01%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014		2013		2012		2011
Net asset value, beginning of period	$16.04		$18.18	$18.21		$16.43		$15.65		$14.94
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.04)	(0.06)		(0.04)		(0.06)		(0.16)
Net realized and unrealized gain (loss)	(0.91)		0.01	0.03		1.82		0.84		0.87
Total from investment operations	(0.94)		(0.03)	(0.03)		1.78		0.78		0.71
Distributions:
Dividends from net investment income	—		—	—		—		—		—
Dividends from net realized gains	(0.02)		(2.11)	—		—		—		—
Total distributions	(0.02)		(2.11)	—		—		—		—
Net asset value, end of period	$15.08		$16.04	$18.18		$18.21		$16.43		$15.65
Ratios and supplemental data:
Total return(b)	(5.85%	)	0.15%	(0.16%	)	10.83%		4.98%		4.75%
Net assets, end of period (000)	$41,663		$47,996	$59,756		$65,622		$65,621		$53,355
Ratio of net expenses to average net assets	2.11%	(c)	2.06%	2.13%		2.15%		2.15%		2.25%
Ratio of gross expenses to average net assets prior to expense reductions	2.11%	(c)	2.06%	2.13%		2.23%		2.34%		2.32%
Ratio of net investment income (loss) to average net assets	(0.40%	)(c)	(0.23% )	(0.32%	)	(0.23%	)	(0.41%	)	(0.98%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.54		$19.50	$19.48	$17.47	$16.47	$15.57
Income from investment operations:
Net investment income (loss)(a)	0.05		0.14	0.13	0.14	0.10	0.01
Net realized and unrealized gain (loss)	(1.00)		0.01	0.03	1.94	0.90	0.89
Total from investment operations	(0.95)		0.15	0.16	2.08	1.00	0.90
Distributions:
Dividends from net investment income	—		—	(0.14)	(0.07)	—	—
Dividends from net realized gains	(0.02)		(2.11)	—	—	—	—
Total distributions	(0.02)		(2.11)	(0.14)	(0.07)	—	—
Net asset value, end of period	$16.57		$17.54	$19.50	$19.48	$17.47	$16.47
Ratios and supplemental data:
Total return(b)	(5.41%	)	1.16%	0.80%	11.97%	6.07%	5.78%
Net assets, end of period (000)	$258,062		$339,909	$410,485	$460,587	$415,463	$226,298
Ratio of net expenses to average net assets	1.11%	(c)	1.06%	1.14%	1.15%	1.15%	1.23%
Ratio of gross expenses to average net assets prior to expense reductions	1.11%	(c)	1.06%	1.14%	1.23%	1.34%	1.33%
Ratio of net investment income (loss) to average net assets	0.56%	(c)	0.78%	0.66%	0.79%	0.61%	0.07%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.95		$19.00	$18.98	$17.06	$16.16	$15.35
Income from investment operations:
Net investment income (loss)(a)	0.01		0.05	0.03	0.06	0.02	(0.08)
Net realized and unrealized gain (loss)	(0.97)		0.01	0.03	1.88	0.88	0.89
Total from investment operations	(0.96)		0.06	0.06	1.94	0.90	0.81
Distributions:
Dividends from net investment income	—		—	(0.04)	(0.02)	—	—
Dividends from net realized gains	(0.02)		(2.11)	—	—	—	—
Total distributions	(0.02)		(2.11)	(0.04)	(0.02)	—	—
Net asset value, end of period	$15.97		$16.95	$19.00	$18.98	$17.06	$16.16
Ratios and supplemental data:
Total return(b)	(5.65%	)	0.66%	0.33%	11.36%	5.57%	5.28%
Net assets, end of period (000)	$7,956		$8,861	$14,650	$19,550	$12,016	$3,667
Ratio of net expenses to average net assets	1.61%	(c)	1.56%	1.64%	1.65%	1.65%	1.73%
Ratio of gross expenses to average net assets prior to expense reductions	1.61%	(c)	1.56%	1.64%	1.73%	1.84%	1.84%
Ratio of net investment income (loss) to average net assets	0.16%	(c)	0.29%	0.14%	0.33%	0.11%	(0.46%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

216	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.11		$13.73	$13.97	$12.83	$12.47	$12.42
Income from investment operations:
Net investment income (loss)(a)	0.00	**	0.02	0.06	0.03	0.04	0.01
Net realized and unrealized gain (loss)	(0.41)		(1.31)	(0.18)	1.11	0.32	0.08
Total from investment operations	(0.41)		(1.29)	(0.12)	1.14	0.36	0.09
Distributions:
Dividends from net investment income	(0.01)		(0.03)	(0.01)	—	—	(0.04)
Dividends from net realized gains	—		(0.30)	(0.11)	—	—	—
Return of capital	—		(0.00)**	—	—	—	—
Total distributions	(0.01)		(0.33)	(0.12)	—	—	(0.04)
Net asset value, end of period	$11.69		$12.11	$13.73	$13.97	$12.83	$12.47
Ratios and supplemental data:
Total return(b)	(3.39%	)	(9.56% )	(0.84% )	8.89%	2.89%	0.68%
Net assets, end of period (000)	$115,425		$121,946	$168,332	$164,273	$138,718	$104,365
Ratio of net expenses to average net assets	1.64%	(c)	1.65%	1.61%	1.63%	1.60%	1.58%
Ratio of gross expenses to average net assets prior to expense reductions	1.64%	(c)	1.65%	1.61%	1.63%	1.60%	1.58%
Ratio of net investment income (loss) to average net assets	0.04%	(c)	0.14%	0.45%	0.23%	0.32%	0.08%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Portfolio turnover rate	35.6%		58.8%	99.9%	85.8%	50.1%	67.4%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Evolving World Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013		2012		2011
Net asset value, beginning of period	$11.62		$13.26	$13.59	$12.58		$12.32		$12.32
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.08)	(0.03)	(0.07)		(0.06)		(0.09)
Net realized and unrealized gain (loss)	(0.38)		(1.26)	(0.19)	1.08		0.32		0.09
Total from investment operations	(0.43)		(1.34)	(0.22)	1.01		0.26		—
Distributions:
Dividends from net investment income	—		—	—	—		—		—
Dividends from net realized gains	—		(0.30)	(0.11)	—		—		—
Return of capital	—		(0.00)**	—	—		—		—
Total distributions	—		(0.30)	(0.11)	—		—		—
Net asset value, end of period	$11.19		$11.62	$13.26	$13.59		$12.58		$12.32
Ratios and supplemental data:
Total return(b)	(3.70%	)	(10.25% )	(1.59% )	8.03%		2.11%		0.00%
Net assets, end of period (000)	$118		$483	$713	$1,788		$1,595		$1,815
Ratio of net expenses to average net assets	2.42%	(c)	2.40%	2.35%	2.38%		2.34%		2.33%
Ratio of gross expenses to average net assets prior to expense reductions	2.42%	(c)	2.40%	2.35%	2.38%		2.34%		2.33%
Ratio of net investment income (loss) to average net assets	(0.94%	)(c)	(0.60% )	(0.23% )	(0.52%	)	(0.46%	)	(0.71%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013		2012		2011
Net asset value, beginning of period	$11.62		$13.26	$13.59	$12.57		$12.31		$12.31
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.07)	(0.04)	(0.06)		(0.05)		(0.09)
Net realized and unrealized gain (loss)	(0.40)		(1.27)	(0.18)	1.08		0.31		0.09
Total from investment operations	(0.44)		(1.34)	(0.22)	1.02		0.26		—
Distributions:
Dividends from net investment income	—		—	—	—		—		(0.00	)**
Dividends from net realized gains	—		(0.30)	(0.11)	—		—		—
Return of capital	—		(0.00)**	—	—		—		—
Total distributions	—		(0.30)	(0.11)	—		—		—
Net asset value, end of period	$11.18		$11.62	$13.26	$13.59		$12.57		$12.31
Ratios and supplemental data:
Total return(b)	(3.79%	)	(10.25% )	(1.59% )	8.11%		2.11%		0.00%
Net assets, end of period (000)	$34,411		$36,532	$44,611	$34,022		$21,527		$8,913
Ratio of net expenses to average net assets	2.39%	(c)	2.40%	2.37%	2.39%		2.35%		2.33%
Ratio of gross expenses to average net assets prior to expense reductions	2.39%	(c)	2.40%	2.37%	2.39%		2.35%		2.33%
Ratio of net investment income (loss) to average net assets	(0.72%	)(c)	(0.59% )	(0.33% )	(0.50%	)	(0.41%	)	(0.66%	)

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

218	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.19		$13.83	$14.07	$12.92	$12.54	$12.46
Income from investment operations:
Net investment income (loss)(a)	0.02		0.05	0.09	0.07	0.07	0.04
Net realized and unrealized gain (loss)	(0.42)		(1.32)	(0.18)	1.11	0.32	0.09
Total from investment operations	(0.40)		(1.27)	(0.09)	1.18	0.39	0.13
Distributions:
Dividends from net investment income	(0.04)		(0.07)	(0.04)	(0.03)	(0.01)	(0.05)
Dividends from net realized gains	—		(0.30)	(0.11)	—	—	—
Return of capital	—		(0.00)**	—	—	—	—
Total distributions	(0.04)		(0.37)	(0.15)	(0.03)	(0.01)	(0.05)
Net asset value, end of period	$11.75		$12.19	$13.83	$14.07	$12.92	$12.54
Ratios and supplemental data:
Total return(b)	(3.24%	)	(9.35% )	(0.60% )	9.16%	3.11%	1.05%
Net assets, end of period (000)	$311,241		$351,571	$436,546	$311,823	$175,572	$89,205
Ratio of net expenses to average net assets	1.39%	(c)	1.40%	1.37%	1.39%	1.35%	1.33%
Ratio of gross expenses to average net assets prior to expense reductions	1.39%	(c)	1.40%	1.37%	1.39%	1.35%	1.33%
Ratio of net investment income (loss) to average net assets	0.29%	(c)	0.42%	0.65%	0.53%	0.59%	0.33%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.00		$13.62	$13.88	$12.78	$12.45	$12.39
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.01)	0.04	—	0.01	(0.03)
Net realized and unrealized gain (loss)	(0.41)		(1.31)	(0.19)	1.10	0.32	0.09
Total from investment operations	(0.42)		(1.32)	(0.15)	1.10	0.33	0.06
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	—		(0.30)	(0.11)	—	—	—
Return of capital	—		(0.00)**	—	—	—	—
Total distributions	—		(0.30)	(0.11)	—	—	—
Net asset value, end of period	$11.58		$12.00	$13.62	$13.88	$12.78	$12.45
Ratios and supplemental data:
Total return(b)	(3.50%	)	(9.83% )	(1.05% )	8.61%	2.65%	0.48%
Net assets, end of period (000)	$2,459		$1,982	$1,361	$1,908	$1,555	$1,274
Ratio of net expenses to average net assets	1.89%	(c)	1.91%	1.86%	1.88%	1.84%	1.83%
Ratio of gross expenses to average net assets prior to expense reductions	1.89%	(c)	1.91%	1.86%	1.88%	1.84%	1.83%
Ratio of net investment income (loss) to average net assets	(0.19%	)(c)	(0.04% )	0.28%	(0.04% )	0.05%	(0.21% )

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Emerging Market Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2013* through October 31,
	2016		2015	2014
Net asset value, beginning of period	$8.41		$9.84	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.01)	0.02
Net realized and unrealized gain (loss)	(0.20)		(1.37)	(0.18)
Total from investment operations	(0.23)		(1.38)	(0.16)
Distributions:
Dividends from net investment income	(0.01)		(0.05)	—
Dividends from net realized gains	—		—	—
Total distributions	(0.01)		(0.05)	—
Net asset value, end of period	$8.17		$8.41	$9.84
Ratios and supplemental data:
Total return(b)	(2.74%	)	(14.09% )	(1.60%	)
Net assets, end of period (000)	$4,226		$4,465	$5,360
Ratio of net expenses to average net assets	1.75%	(c)	1.75%	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.58%	(c)	2.43%	3.45%	(c)
Ratio of net investment income (loss) to average net assets	(0.71%	)(c)	(0.14% )	0.24%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2013* through October 31,
	2016		2015	2014
Portfolio turnover rate	29.2%		68.0%	109.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2013* through October 31,
	2016		2015	2014
Net asset value, beginning of period	$8.34		$9.78	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.07)	(0.04)
Net realized and unrealized gain (loss)	(0.20)		(1.37)	(0.18)
Total from investment operations	(0.26)		(1.44)	(0.22)
Distributions:
Dividends from net investment income	—		—	—
Dividends from net realized gains	—		—	—
Total distributions	—		—	—
Net asset value, end of period	$8.08		$8.34	$9.78
Ratios and supplemental data:
Total return(b)	(3.12%	)	(14.72% )	(2.20%	)
Net assets, end of period (000)	$267		$241	$288
Ratio of net expenses to average net assets	2.50%	(c)	2.50%	2.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.32%	(c)	3.22%	4.08%	(c)
Ratio of net investment income (loss) to average net assets	(1.47%	)(c)	(0.80% )	(0.45%	)(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2013* through October 31,
	2016		2015	2014
Net asset value, beginning of period	$8.43		$9.86	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02)		0.02	0.04
Net realized and unrealized gain (loss)	(0.20)		(1.39)	(0.18)
Total from investment operations	(0.22)		(1.37)	(0.14)
Distributions:
Dividends from net investment income	(0.04)		(0.06)	—
Dividends from net realized gains	—		—	—
Total distributions	(0.04)		(0.06)	—
Net asset value, end of period	$8.17		$8.43	$9.86
Ratios and supplemental data:
Total return(b)	(2.62%	)	(13.92% )	(1.40%	)
Net assets, end of period (000)	$8,642		$8,763	$9,701
Ratio of net expenses to average net assets	1.50%	(c)	1.50%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.33%	(c)	2.23%	3.04%	(c)
Ratio of net investment income (loss) to average net assets	(0.46%	)(c)	0.21%	0.50%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,	December 31, 2013* through October 31,
	2016		2015	2014
Net asset value, beginning of period	$8.40		$9.82	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.03)	—
Net realized and unrealized gain (loss)	(0.20)		(1.37)	(0.18)
Total from investment operations	(0.24)		(1.40)	(0.18)
Distributions:
Dividends from net investment income	—		(0.02)	—
Dividends from net realized gains	—		—	—
Total distributions	—		(0.02)	—
Net asset value, end of period	$8.16		$8.40	$9.82
Ratios and supplemental data:
Total return(b)	(2.86%	)	(14.32% )	(1.80%	)
Net assets, end of period (000)	$82		$84	$98
Ratio of net expenses to average net assets	2.00%	(c)	2.00%	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.83%	(c)	2.73%	3.72%	(c)
Ratio of net investment income (loss) to average net assets	(0.96%	)(c)	(0.30% )	(0.02%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

222	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015		2014	2013	2012		2011
Net asset value, beginning of period	$13.19		$15.67		$14.97	$13.00	$12.14		$11.28
Income from investment operations:
Net investment income (loss)(a)	(0.01)		0.00	*	(0.01)	0.03	(0.02)		(0.07)
Net realized and unrealized gain (loss)	(0.85)		0.62		1.08	1.96	0.88		0.93
Total from investment operations	(0.86)		0.62		1.07	1.99	0.86		0.86
Distributions:
Dividends from net investment income	—		—		(0.10)	(0.02)	—		—
Dividends from net realized gains	(0.25)		(3.10)		(0.27)	—	—		—
Total distributions	(0.25)		(3.10)		(0.37)	(0.02)	—		—
Net asset value, end of period	$12.08		$13.19		$15.67	$14.97	$13.00		$12.14
Ratios and supplemental data:
Total return(b)	(6.58%	)	5.33%		7.25%	15.35%	7.08%		7.62%
Net assets, end of period (000)	$33,625		$67,141		$87,989	$152,068	$113,260		$51,525
Ratio of net expenses to average net assets	1.40%	(c)	1.34%		1.40%	1.40%	1.40%		1.57%
Ratio of gross expenses to average net assets prior to expense reductions	1.52%	(c)	1.34%		1.40%	1.44%	1.52%		1.66%
Ratio of net investment income (loss) to average net assets	(0.12%	)(c)	0.00%	**	(0.10% )	0.22%	(0.14%	)	(0.60%	)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015		2014	2013	2012		2011
Portfolio turnover rate	27.8%		43.0%		53.3%	75.3%	44.5%		58.8%

*	Amounts are less than $0.005.

**	Amount is less than 0.005%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Equity Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013		2012		2011
Net asset value, beginning of period	$12.42		$15.03	$14.38	$12.56		$11.82		$11.06
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.10)	(0.12)	(0.07)		(0.11)		(0.16)
Net realized and unrealized gain (loss)	(0.80)		0.59	1.04	1.89		0.85		0.92
Total from investment operations	(0.85)		0.49	0.92	1.82		0.74		0.76
Distributions:
Dividends from net investment income	—		—	—	—		—		—
Dividends from net realized gains	(0.25)		(3.10)	(0.27)	—		—		—
Total distributions	(0.25)		(3.10)	(0.27)	—		—		—
Net asset value, end of period	$11.32		$12.42	$15.03	$14.38		$12.56		$11.82
Ratios and supplemental data:
Total return(b)	(6.91%	)	4.54%	6.49%	14.49%		6.26%		6.87%
Net assets, end of period (000)	$301		$490	$1,171	$2,751		$2,519		$2,603
Ratio of net expenses to average net assets	2.15%	(c)	2.09%	2.16%	2.15%		2.15%		2.35%
Ratio of gross expenses to average net assets prior to expense reductions	2.27%	(c)	2.09%	2.16%	2.19%		2.28%		2.42%
Ratio of net investment income (loss) to average net assets	(0.95%	)(c)	(0.76% )	(0.81% )	(0.53%	)	(0.90%	)	(1.37%	)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013		2012		2011
Net asset value, beginning of period	$12.39		$15.00	$14.36	$12.54		$11.80		$11.04
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.09)	(0.12)	(0.07)		(0.11)		(0.16)
Net realized and unrealized gain (loss)	(0.80)		0.58	1.03	1.89		0.85		0.92
Total from investment operations	(0.85)		0.49	0.91	1.82		0.74		0.76
Distributions:
Dividends from net investment income	—		—	—	—		—		—
Dividends from net realized gains	(0.25)		(3.10)	(0.27)	—		—		—
Total distributions	(0.25)		(3.10)	(0.27)	—		—		—
Net asset value, end of period	$11.29		$12.39	$15.00	$14.36		$12.54		$11.80
Ratios and supplemental data:
Total return(b)	(6.93%	)	4.55%	6.43%	14.51%		6.27%		6.88%
Net assets, end of period (000)	$18,859		$21,227	$28,811	$32,975		$25,749		$10,359
Ratio of net expenses to average net assets	2.15%	(c)	2.09%	2.14%	2.15%		2.15%		2.32%
Ratio of gross expenses to average net assets prior to expense reductions	2.27%	(c)	2.09%	2.14%	2.19%		2.27%		2.41%
Ratio of net investment income (loss) to average net assets	(0.87%	)(c)	(0.76% )	(0.82% )	(0.51%	)	(0.89%	)	(1.33%	)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

224	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012		2011
Net asset value, beginning of period	$13.38		$15.81	$15.11	$13.11	$12.22		$11.31
Income from investment operations:
Net investment income (loss)(a)	0.01		0.04	0.02	0.06	0.02		(0.04)
Net realized and unrealized gain (loss)	(0.87)		0.63	1.09	1.99	0.87		0.95
Total from investment operations	(0.86)		0.67	1.11	2.05	0.89		0.91
Distributions:
Dividends from net investment income	—		—	(0.14)	(0.05)	—		—
Dividends from net realized gains	(0.25)		(3.10)	(0.27)	—	—		—
Total distributions	(0.25)		(3.10)	(0.41)	(0.05)	—		—
Net asset value, end of period	$12.27		$13.38	$15.81	$15.11	$13.11		$12.22
Ratios and supplemental data:
Total return(b)	(6.48%	)	5.64%	7.48%	15.65%	7.28%		8.05%
Net assets, end of period (000)	$90,259		$96,390	$101,511	$212,913	$220,364		$63,563
Ratio of net expenses to average net assets	1.15%	(c)	1.09%	1.15%	1.15%	1.15%		1.27%
Ratio of gross expenses to average net assets prior to expense reductions	1.27%	(c)	1.09%	1.15%	1.19%	1.27%		1.39%
Ratio of net investment income (loss) to average net assets	0.16%	(c)	0.26%	0.15%	0.46%	0.13%		(0.29%	)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012		2011
Net asset value, beginning of period	$12.89		$15.42	$14.75	$12.83	$12.02		$11.19
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.03)	(0.04)	0.00 *	(0.06)		(0.10)
Net realized and unrealized gain (loss)	(0.83)		0.60	1.05	1.93	0.87		0.93
Total from investment operations	(0.85)		0.57	1.01	1.93	0.81		0.83
Distributions:
Dividends from net investment income	—		—	(0.07)	(0.01)	—		—
Dividends from net realized gains	(0.25)		(3.10)	(0.27)	—	—		—
Total distributions	(0.25)		(3.10)	(0.34)	(0.01)	—		—
Net asset value, end of period	$11.79		$12.89	$15.42	$14.75	$12.83		$12.02
Ratios and supplemental data:
Total return(b)	(6.65%	)	5.03%	6.97%	15.07%	6.74%		7.42%
Net assets, end of period (000)	$5,007		$7,142	$8,314	$9,369	$4,693		$1,709
Ratio of net expenses to average net assets	1.65%	(c)	1.59%	1.64%	1.65%	1.65%		1.83%
Ratio of gross expenses to average net assets prior to expense reductions	1.76%	(c)	1.59%	1.64%	1.69%	1.78%		1.91%
Ratio of net investment income (loss) to average net assets	(0.38%	)(c)	(0.25% )	(0.29% )	0.00%	(0.45%	)	(0.85%	)

*	Amount is less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	225

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$31.68	$35.22	$35.84	$32.64	$32.12	$30.15
Income from investment operations:
Net investment income (loss)(a)	0.24	0.60	0.60	0.64	0.52	0.51
Net realized and unrealized gain (loss)	(0.61)	0.51	2.78	3.70	0.66	1.89
Total from investment operations	(0.37)	1.11	3.38	4.34	1.18	2.40
Distributions:
Dividends from net investment income	(0.39)	(0.89)	(0.80)	(0.27)	(0.66)	(0.43)
Dividends from net realized gains	(1.31)	(3.76)	(3.20)	(0.87)	—	—
Total distributions	(1.70)	(4.65)	(4.00)	(1.14)	(0.66)	(0.43)
Net asset value, end of period	$29.61	$31.68	$35.22	$35.84	$32.64	$32.12
Ratios and supplemental data:
Total return(b)	(1.14% )	3.50%	10.33%	13.72%	3.73%	8.04%
Net assets, end of period (000)	$1,004,773	$1,105,102	$1,316,498	$1,614,236	$1,974,535	$2,017,175
Ratio of net expenses to average net assets	1.10% (c)	1.10%	1.09%	1.09%	1.09%	1.08%
Ratio of gross expenses to average net assets prior to expense reductions	1.10% (c)	1.10%	1.09%	1.09%	1.09%	1.08%
Ratio of net investment income (loss) to average net assets	1.61% (c)	1.86%	1.76%	1.92%	1.62%	1.60%

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Portfolio turnover rate	4.6%	23.8%	32.8%	59.5%	42.8%	55.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

226	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$37.76	$41.04	$41.04	$37.26	$36.47	$34.22
Income from investment operations:
Net investment income (loss)(a)	0.16	0.42	0.54	0.70	0.36	0.32
Net realized and unrealized gain (loss)	(0.75)	0.61	3.21	4.23	0.77	2.14
Total from investment operations	(0.59)	1.03	3.75	4.93	1.13	2.46
Distributions:
Dividends from net investment income	(0.22)	(0.55)	(0.55)	(0.28)	(0.34)	(0.21)
Dividends from net realized gains	(1.31)	(3.76)	(3.20)	(0.87)	—	—
Total distributions	(1.53)	(4.31)	(3.75)	(1.15)	(0.34)	(0.21)
Net asset value, end of period	$35.64	$37.76	$41.04	$41.04	$37.26	$36.47
Ratios and supplemental data:
Total return(b)	(1.55% )	2.72%	9.88%	13.59%	3.12%	7.21%
Net assets, end of period (000)	$5,618	$9,647	$19,972	$49,769	$92,658	$184,989
Ratio of net expenses to average net assets	1.86% (c)	1.85%	1.44%	1.18%	1.73%	1.82%
Ratio of gross expenses to average net assets prior to expense reductions	1.86% (c)	1.85%	1.44%	1.18%	1.73%	1.82%
Ratio of net investment income (loss) to average net assets	0.89% (c)	1.09%	1.37%	1.85%	0.97%	0.88%

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$31.81	$35.34	$35.78	$32.76	$32.23	$30.30
Income from investment operations:
Net investment income (loss)(a)	0.13	0.36	0.35	0.39	0.28	0.27
Net realized and unrealized gain (loss)	(0.63)	0.51	2.77	3.71	0.67	1.91
Total from investment operations	(0.50)	0.87	3.12	4.10	0.95	2.18
Distributions:
Dividends from net investment income	(0.28)	(0.64)	(0.36)	(0.21)	(0.42)	(0.25)
Dividends from net realized gains	(1.31)	(3.76)	(3.20)	(0.87)	—	—
Total distributions	(1.59)	(4.40)	(3.56)	(1.08)	(0.42)	(0.25)
Net asset value, end of period	$29.72	$31.81	$35.34	$35.78	$32.76	$32.23
Ratios and supplemental data:
Total return(b)	(1.57% )	2.73%	9.48%	12.88%	2.97%	7.23%
Net assets, end of period (000)	$808,045	$889,516	$1,009,029	$1,093,074	$1,255,629	$1,344,781
Ratio of net expenses to average net assets	1.85% (c)	1.85%	1.84%	1.84%	1.84%	1.83%
Ratio of gross expenses to average net assets prior to expense reductions	1.85% (c)	1.85%	1.84%	1.84%	1.84%	1.83%
Ratio of net investment income (loss) to average net assets	0.86% (c)	1.11%	1.02%	1.17%	0.87%	0.86%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$30.71	$34.28	$35.07	$31.91	$31.41	$29.48
Income from investment operations:
Net investment income (loss)(a)	0.26	0.66	0.68	0.71	0.59	0.58
Net realized and unrealized gain (loss)	(0.59)	0.50	2.69	3.62	0.65	1.84
Total from investment operations	(0.33)	1.16	3.37	4.33	1.24	2.42
Distributions:
Dividends from net investment income	(0.43)	(0.97)	(0.96)	(0.30)	(0.74)	(0.49)
Dividends from net realized gains	(1.31)	(3.76)	(3.20)	(0.87)	—	—
Total distributions	(1.74)	(4.73)	(4.16)	(1.17)	(0.74)	(0.49)
Net asset value, end of period	$28.64	$30.71	$34.28	$35.07	$31.91	$31.41
Ratios and supplemental data:
Total return(b)	(1.05% )	3.79%	10.60%	13.99%	4.01%	8.31%
Net assets, end of period (000)	$528,261	$577,449	$688,258	$668,124	$915,394	$856,632
Ratio of net expenses to average net assets	0.85% (c)	0.85%	0.84%	0.84%	0.84%	0.83%
Ratio of gross expenses to average net assets prior to expense reductions	0.85% (c)	0.85%	0.84%	0.84%	0.84%	0.83%
Ratio of net investment income (loss) to average net assets	1.86% (c)	2.11%	2.04%	2.18%	1.87%	1.85%

	CLASS R
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$31.45	$34.99	$35.57	$32.46	$31.95	$30.02
Income from investment operations:
Net investment income (loss)(a)	0.20	0.51	0.51	0.55	0.44	0.43
Net realized and unrealized gain (loss)	(0.60)	0.52	2.75	3.69	0.66	1.88
Total from investment operations	(0.40)	1.03	3.26	4.24	1.10	2.31
Distributions:
Dividends from net investment income	(0.35)	(0.81)	(0.64)	(0.26)	(0.59)	(0.38)
Dividends from net realized gains	(1.31)	(3.76)	(3.20)	(0.87)	—	—
Total distributions	(1.66)	(4.57)	(3.84)	(1.13)	(0.59)	(0.38)
Net asset value, end of period	$29.39	$31.45	$34.99	$35.57	$32.46	$31.95
Ratios and supplemental data:
Total return(b)	(1.24% )	3.26%	10.04%	13.44%	3.49%	7.75%
Net assets, end of period (000)	$13,644	$15,307	$18,547	$22,181	$22,265	$15,486
Ratio of net expenses to average net assets	1.35% (c)	1.35%	1.34%	1.34%	1.34%	1.33%
Ratio of gross expenses to average net assets prior to expense reductions	1.35% (c)	1.35%	1.34%	1.34%	1.34%	1.33%
Ratio of net investment income (loss) to average net assets	1.36% (c)	1.61%	1.52%	1.66%	1.37%	1.34%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

228	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.63		$10.22	$11.78	$10.88	$10.77	$10.16
Income from investment operations:
Net investment income (loss)(a)	0.04		0.10	0.11	0.10	0.11	0.11
Net realized and unrealized gain (loss)	(0.31)		0.06	0.36	1.13	0.21	0.50
Total from investment operations	(0.27)		0.16	0.47	1.23	0.32	0.61
Distributions:
Dividends from net investment income	—		(0.04)	(0.29)	(0.09)	(0.21)	—
Dividends from net realized gains	(0.11)		(1.71)	(1.74)	(0.24)	—	—
Total distributions	(0.11)		(1.75)	(2.03)	(0.33)	(0.21)	—
Net asset value, end of period	$8.25		$8.63	$10.22	$11.78	$10.88	$10.77
Ratios and supplemental data:
Total return(b)	(3.17%	)	2.02%	4.77%	11.60%	3.03%	6.00%
Net assets, end of period (000)	$97,583		$111,615	$146,431	$210,537	$304,914	$373,595
Ratio of net expenses to average net assets	1.48%	(c)	1.49%	1.44%	1.41%	1.32%	1.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.48%	(c)	1.49%	1.44%	1.41%	1.32%	1.32%
Ratio of net investment income (loss) to average net assets	1.05%	(c)	1.18%	1.01%	0.92%	1.06%	1.01%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Portfolio turnover rate	33.4%		54.7%	72.6%	48.2%	55.1%	73.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Growth and Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.75		$10.37	$11.86	$10.97	$10.85	$10.32
Income from investment operations:
Net investment income (loss)(a)	0.01		0.04	0.02	0.02	0.03	0.03
Net realized and unrealized gain (loss)	(0.31)		0.05	0.38	1.14	0.21	0.50
Total from investment operations	(0.30)		0.09	0.40	1.16	0.24	0.53
Distributions:
Dividends from net investment income	—		—	(0.15)	(0.03)	(0.12)	—
Dividends from net realized gains	(0.11)		(1.71)	(1.74)	(0.24)	—	—
Total distributions	(0.11)		(1.71)	(1.89)	(0.27)	(0.12)	—
Net asset value, end of period	$8.34		$8.75	$10.37	$11.86	$10.97	$10.85
Ratios and supplemental data:
Total return(b)	(3.48%	)	1.18%	4.04%	10.77%	2.25%	5.14%
Net assets, end of period (000)	$972		$2,096	$4,937	$10,884	$16,654	$30,770
Ratio of net expenses to average net assets	2.23%	(c)	2.23%	2.19%	2.16%	2.07%	2.07%
Ratio of gross expenses to average net assets prior to expense reductions	2.23%	(c)	2.23%	2.19%	2.16%	2.07%	2.07%
Ratio of net investment income (loss) to average net assets	0.22%	(c)	0.42%	0.22%	0.17%	0.30%	0.26%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.87		$9.50	$11.06	$10.25	$10.15	$9.65
Income from investment operations:
Net investment income (loss)(a)	0.01		0.03	0.03	0.02	0.03	0.03
Net realized and unrealized gain (loss)	(0.28)		0.05	0.33	1.06	0.20	0.47
Total from investment operations	(0.27)		0.08	0.36	1.08	0.23	0.50
Distributions:
Dividends from net investment income	—		—	(0.18)	(0.03)	(0.13)	—
Dividends from net realized gains	(0.11)		(1.71)	(1.74)	(0.24)	—	—
Total distributions	(0.11)		(1.71)	(1.92)	(0.27)	(0.13)	—
Net asset value, end of period	$7.49		$7.87	$9.50	$11.06	$10.25	$10.15
Ratios and supplemental data:
Total return(b)	(3.48%	)	1.19%	3.98%	10.82%	2.29%	5.18%
Net assets, end of period (000)	$103,684		$119,620	$151,091	$185,577	$235,194	$282,801
Ratio of net expenses to average net assets	2.23%	(c)	2.24%	2.19%	2.16%	2.07%	2.07%
Ratio of gross expenses to average net assets prior to expense reductions	2.23%	(c)	2.24%	2.19%	2.16%	2.07%	2.07%
Ratio of net investment income (loss) to average net assets	0.30%	(c)	0.43%	0.27%	0.17%	0.31%	0.26%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

230	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.84		$10.43	$11.99	$11.06	$10.96	$10.32
Income from investment operations:
Net investment income (loss)(a)	0.05		0.13	0.14	0.13	0.14	0.14
Net realized and unrealized gain (loss)	(0.31)		0.05	0.36	1.15	0.22	0.50
Total from investment operations	(0.26)		0.18	0.50	1.28	0.36	0.64
Distributions:
Dividends from net investment income	—		(0.06)	(0.32)	(0.11)	(0.26)	—
Dividends from net realized gains	(0.11)		(1.71)	(1.74)	(0.24)	—	—
Total distributions	(0.11)		(1.77)	(2.06)	(0.35)	(0.26)	—
Net asset value, end of period	$8.47		$8.84	$10.43	$11.99	$11.06	$10.96
Ratios and supplemental data:
Total return(b)	(2.99%	)	2.23%	4.99%	11.90%	3.32%	6.20%
Net assets, end of period (000)	$131,910		$146,241	$182,064	$232,583	$986,986	$978,511
Ratio of net expenses to average net assets	1.23%	(c)	1.24%	1.19%	1.14%	1.07%	1.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.23%	(c)	1.24%	1.19%	1.14%	1.07%	1.07%
Ratio of net investment income (loss) to average net assets	1.31%	(c)	1.43%	1.29%	1.16%	1.31%	1.25%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.53		$10.13	$11.67	$10.79	$10.67	$10.09
Income from investment operations:
Net investment income (loss)(a)	0.03		0.08	0.08	0.07	0.08	0.08
Net realized and unrealized gain (loss)	(0.31)		0.05	0.37	1.12	0.21	0.50
Total from investment operations	(0.28)		0.13	0.45	1.19	0.29	0.58
Distributions:
Dividends from net investment income	—		(0.02)	(0.25)	(0.07)	(0.17)	—
Dividends from net realized gains	(0.11)		(1.71)	(1.74)	(0.24)	—	—
Total distributions	(0.11)		(1.73)	(1.99)	(0.31)	(0.17)	—
Net asset value, end of period	$8.14		$8.53	$10.13	$11.67	$10.79	$10.67
Ratios and supplemental data:
Total return(b)	(3.33%	)	1.74%	4.62%	11.27%	2.77%	5.75%
Net assets, end of period (000)	$1,071		$1,292	$1,741	$1,674	$3,045	$1,567
Ratio of net expenses to average net assets	1.73%	(c)	1.73%	1.69%	1.66%	1.58%	1.57%
Ratio of gross expenses to average net assets prior to expense reductions	1.73%	(c)	1.73%	1.69%	1.66%	1.58%	1.57%
Ratio of net investment income (loss) to average net assets	0.79%	(c)	0.94%	0.77%	0.68%	0.75%	0.77%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.56	$18.59	$19.14	$17.70	$19.28	$19.60
Income from investment operations:
Net investment income (loss)(a)	0.25	0.44	0.40	0.39	0.37	0.40
Net realized and unrealized gain (loss)	(0.80)	(1.01)	1.14	2.63	(0.33)	0.14
Total from investment operations	(0.55)	(0.57)	1.54	3.02	0.04	0.54
Distributions:
Dividends from net investment income	(0.30)	(0.58)	(0.76)	(0.02)	(0.14)	(0.25)
Dividends from net realized gains	(0.27)	(0.88)	(1.33)	(1.56)	(1.48)	(0.61)
Total distributions	(0.57)	(1.46)	(2.09)	(1.58)	(1.62)	(0.86)
Net asset value, end of period	$15.44	$16.56	$18.59	$19.14	$17.70	$19.28
Ratios and supplemental data:
Total return(b)	(3.39% )	(3.31% )	8.74%	18.50%	0.51%	2.73%
Net assets, end of period (000)	$260,291	$385,844	$488,842	$514,593	$650,100	$1,269,501
Ratio of net expenses to average net assets	1.16% (c)	1.13%	1.10%	1.11%	1.10%	1.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.16% (c)	1.13%	1.10%	1.11%	1.10%	1.07%
Ratio of net investment income (loss) to average net assets	3.27% (c)	2.53%	2.18%	2.18%	2.07%	2.03%

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Portfolio turnover rate	26.2%	63.0%	68.1%	73.1%	56.6%	65.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

232	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.13	$23.29	$23.27	$21.31	$22.89	$23.14
Income from investment operations:
Net investment income (loss)(a)	0.25	0.39	0.32	0.31	0.28	0.32
Net realized and unrealized gain (loss)	(1.03)	(1.29)	1.41	3.21	(0.38)	0.15
Total from investment operations	(0.78)	(0.90)	1.73	3.52	(0.10)	0.47
Distributions:
Dividends from net investment income	(0.21)	(0.38)	(0.38)	—	(0.00)**	(0.11)
Dividends from net realized gains	(0.27)	(0.88)	(1.33)	(1.56)	(1.48)	(0.61)
Total distributions	(0.48)	(1.26)	(1.71)	(1.56)	(1.48)	(0.72)
Net asset value, end of period	$19.87	$21.13	$23.29	$23.27	$21.31	$22.89
Ratios and supplemental data:
Total return(b)	(3.71% )	(4.03% )	7.89%	17.63%	(0.25% )	2.01%
Net assets, end of period (000)	$4,396	$5,420	$9,879	$11,391	$14,256	$21,517
Ratio of net expenses to average net assets	1.91% (c)	1.88%	1.86%	1.86%	1.85%	1.82%
Ratio of gross expenses to average net assets prior to expense reductions	1.91% (c)	1.88%	1.86%	1.86%	1.85%	1.82%
Ratio of net investment income (loss) to average net assets	2.52% (c)	1.74%	1.42%	1.43%	1.32%	1.36%

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.41	$18.43	$18.87	$17.57	$19.15	$19.51
Income from investment operations:
Net investment income (loss)(a)	0.19	0.31	0.26	0.25	0.23	0.25
Net realized and unrealized gain (loss)	(0.79)	(1.00)	1.11	2.61	(0.32)	0.14
Total from investment operations	(0.60)	(0.69)	1.37	2.86	(0.09)	0.39
Distributions:
Dividends from net investment income	(0.24)	(0.45)	(0.48)	—	(0.01)	(0.14)
Dividends from net realized gains	(0.27)	(0.88)	(1.33)	(1.56)	(1.48)	(0.61)
Total distributions	(0.51)	(1.33)	(1.81)	(1.56)	(1.49)	(0.75)
Net asset value, end of period	$15.30	$16.41	$18.43	$18.87	$17.57	$19.15
Ratios and supplemental data:
Total return(b)	(3.73% )	(4.01% )	7.86%	17.62%	(0.24% )	1.99%
Net assets, end of period (000)	$218,214	$265,686	$319,654	$325,823	$390,649	$584,428
Ratio of net expenses to average net assets	1.91% (c)	1.88%	1.86%	1.86%	1.85%	1.82%
Ratio of gross expenses to average net assets prior to expense reductions	1.91% (c)	1.88%	1.86%	1.86%	1.85%	1.82%
Ratio of net investment income (loss) to average net assets	2.52% (c)	1.78%	1.43%	1.43%	1.32%	1.26%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	233

Calamos Convertible Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.03	$17.02	$17.74	$16.51	$18.10	$18.44
Income from investment operations:
Net investment income (loss)(a)	0.25	0.44	0.41	0.40	0.39	0.42
Net realized and unrealized gain (loss)	(0.72)	(0.93)	1.04	2.44	(0.30)	0.14
Total from investment operations	(0.47)	(0.49)	1.45	2.84	0.09	0.56
Distributions:
Dividends from net investment income	(0.32)	(0.62)	(0.84)	(0.05)	(0.20)	(0.29)
Dividends from net realized gains	(0.27)	(0.88)	(1.33)	(1.56)	(1.48)	(0.61)
Total distributions	(0.59)	(1.50)	(2.17)	(1.61)	(1.68)	(0.90)
Net asset value, end of period	$13.97	$15.03	$17.02	$17.74	$16.51	$18.10
Ratios and supplemental data:
Total return(b)	(3.18% )	(3.11% )	8.99%	18.78%	0.81%	3.00%
Net assets, end of period (000)	$331,109	$455,702	$553,594	$349,512	$475,526	$759,415
Ratio of net expenses to average net assets	0.91% (c)	0.88%	0.85%	0.86%	0.85%	0.82%
Ratio of gross expenses to average net assets prior to expense reductions	0.91% (c)	0.88%	0.85%	0.86%	0.85%	0.82%
Ratio of net investment income (loss) to average net assets	3.54% (c)	2.77%	2.46%	2.43%	2.33%	2.26%

	CLASS R
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.50	$18.52	$19.03	$17.63	$19.21	$19.55
Income from investment operations:
Net investment income (loss)(a)	0.23	0.40	0.35	0.34	0.32	0.34
Net realized and unrealized gain (loss)	(0.79)	(1.01)	1.13	2.62	(0.32)	0.14
Total from investment operations	(0.56)	(0.61)	1.48	2.96	—	0.48
Distributions:
Dividends from net investment income	(0.28)	(0.53)	(0.66)	(0.00)**	(0.10)	(0.21)
Dividends from net realized gains	(0.27)	(0.88)	(1.33)	(1.56)	(1.48)	(0.61)
Total distributions	(0.55)	(1.41)	(1.99)	(1.56)	(1.58)	(0.82)
Net asset value, end of period	$15.39	$16.50	$18.52	$19.03	$17.63	$19.21
Ratios and supplemental data:
Total return(b)	(3.45% )	(3.53% )	8.44%	18.18%	0.29%	2.46%
Net assets, end of period (000)	$1,811	$2,147	$2,988	$3,074	$3,253	$4,134
Ratio of net expenses to average net assets	1.41% (c)	1.38%	1.36%	1.36%	1.35%	1.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.41% (c)	1.38%	1.36%	1.36%	1.35%	1.32%
Ratio of net investment income (loss) to average net assets	3.02% (c)	2.26%	1.92%	1.93%	1.82%	1.72%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

234	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		December 31, 2014* through October 31,
	2016		2015
Net asset value, beginning of period	$9.93		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.13		0.13
Net realized and unrealized gain (loss)	(0.27)		(0.13)
Total from investment operations	(0.14)		—
Distributions:
Dividends from net investment income	(0.08)		(0.07)
Dividends from net realized gains	—		—
Total distributions	(0.08)		(0.07)
Net asset value, end of period	$9.71		$9.93
Ratios and supplemental data:
Total return(b)	(1.39%	)	—%
Net assets, end of period (000)	$30,052		$20,550
Ratio of net expenses to average net assets	1.35%	(c)	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.49%	(c)	2.30%	(c)
Ratio of net investment income (loss) to average net assets	2.73%	(c)	1.56%	(c)

	(Unaudited) Six Months Ended April 30,		December 31, 2014* through October 31,
	2016		2015
Portfolio turnover rate	19.1%		28.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Convertible Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		December 31, 2014* through October 31,
	2016		2015
Net asset value, beginning of period	$9.90		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.09		0.07
Net realized and unrealized gain (loss)	(0.28)		(0.12)
Total from investment operations	(0.19)		(0.05)
Distributions:
Dividends from net investment income	(0.05)		(0.05)
Dividends from net realized gains	—		—
Total distributions	(0.05)		(0.05)
Net asset value, end of period	$9.66		$9.90
Ratios and supplemental data:
Total return(b)	(1.87%	)	(0.52%	)
Net assets, end of period (000)	$2,436		$1,259
Ratio of net expenses to average net assets	2.10%	(c)	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.24%	(c)	2.88%	(c)
Ratio of net investment income (loss) to average net assets	1.98%	(c)	0.84%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		December 31, 2014* through October 31,
	2016		2015
Net asset value, beginning of period	$9.95		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.14		0.15
Net realized and unrealized gain (loss)	(0.27)		(0.12)
Total from investment operations	(0.13)		0.03
Distributions:
Dividends from net investment income	(0.09)		(0.08)
Dividends from net realized gains	—		—
Total distributions	(0.09)		(0.08)
Net asset value, end of period	$9.73		$9.95
Ratios and supplemental data:
Total return(b)	(1.28%	)	0.29%
Net assets, end of period (000)	$41,992		$23,054
Ratio of net expenses to average net assets	1.10%	(c)	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.23%	(c)	1.80%	(c)
Ratio of net investment income (loss) to average net assets	2.96%	(c)	1.81%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

236	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30,		December 31, 2014* through October 31,
	2016		2015
Net asset value, beginning of period	$9.92		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.11		0.11
Net realized and unrealized gain (loss)	(0.26)		(0.13)
Total from investment operations	(0.15)		(0.02)
Distributions:
Dividends from net investment income	(0.07)		(0.06)
Dividends from net realized gains	—		—
Total distributions	(0.07)		(0.06)
Net asset value, end of period	$9.70		$9.92
Ratios and supplemental data:
Total return(b)	(1.52%	)	(0.20%	)
Net assets, end of period (000)	$176		$190
Ratio of net expenses to average net assets	1.60%	(c)	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.73%	(c)	2.93%	(c)
Ratio of net investment income (loss) to average net assets	2.38%	(c)	1.35%	(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	237

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.51		$10.70	$10.89	$11.15	$11.14	$11.23
Income from investment operations:
Net investment income (loss)(a)	0.12		0.26	0.26	0.22	0.22	0.26
Net realized and unrealized gain (loss)	0.15		(0.05)	0.12	(0.17)	0.15	0.02
Total from investment operations	0.27		0.21	0.38	0.05	0.37	0.28
Distributions:
Dividends from net investment income	(0.16)		(0.28)	(0.53)	(0.26)	(0.32)	(0.28)
Dividends from net realized gains	(0.13)		(0.12)	(0.04)	(0.05)	(0.04)	(0.09)
Total distributions	(0.29)		(0.40)	(0.57)	(0.31)	(0.36)	(0.37)
Net asset value, end of period	$10.49		$10.51	$10.70	$10.89	$11.15	$11.14
Ratios and supplemental data:
Total return(b)	2.73%		2.04%	3.71%	0.48%	3.35%	2.64%
Net assets, end of period (000)	$60,895		$51,462	$67,287	$93,691	$137,672	$115,090
Ratio of net expenses to average net assets	0.90%	(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	(c)	1.13%	1.05%	0.99%	0.98%	0.97%
Ratio of net investment income (loss) to average net assets	2.36%	(c)	2.49%	2.47%	1.97%	1.98%	2.37%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Portfolio turnover rate	21.1%		80.0%	35.3%	32.5%	34.4%	41.5%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

238	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.51		$10.70	$10.89	$11.15	$11.14	$11.23
Income from investment operations:
Net investment income (loss)(a)	0.08		0.19	0.18	0.13	0.14	0.19
Net realized and unrealized gain (loss)	0.15		(0.06)	0.12	(0.16)	0.14	0.01
Total from investment operations	0.23		0.13	0.30	(0.03)	0.28	0.20
Distributions:
Dividends from net investment income	(0.13)		(0.20)	(0.45)	(0.18)	(0.23)	(0.20)
Dividends from net realized gains	(0.13)		(0.12)	(0.04)	(0.05)	(0.04)	(0.09)
Total distributions	(0.26)		(0.32)	(0.49)	(0.23)	(0.27)	(0.29)
Net asset value, end of period	$10.48		$10.51	$10.70	$10.89	$11.15	$11.14
Ratios and supplemental data:
Total return(b)	2.26%		1.29%	2.94%	(0.27% )	2.59%	1.88%
Net assets, end of period (000)	$823		$1,031	$1,879	$5,319	$9,108	$14,193
Ratio of net expenses to average net assets	1.65%	(c)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.84%	(c)	1.88%	1.80%	1.74%	1.73%	1.72%
Ratio of net investment income (loss) to average net assets	1.62%	(c)	1.76%	1.72%	1.22%	1.25%	1.67%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.51		$10.70	$10.89	$11.15	$11.13	$11.22
Income from investment operations:
Net investment income (loss)(a)	0.08		0.18	0.18	0.13	0.14	0.18
Net realized and unrealized gain (loss)	0.15		(0.05)	0.12	(0.16)	0.15	0.02
Total from investment operations	0.23		0.13	0.30	(0.03)	0.29	0.20
Distributions:
Dividends from net investment income	(0.13)		(0.20)	(0.45)	(0.18)	(0.23)	(0.20)
Dividends from net realized gains	(0.13)		(0.12)	(0.04)	(0.05)	(0.04)	(0.09)
Total distributions	(0.26)		(0.32)	(0.49)	(0.23)	(0.27)	(0.29)
Net asset value, end of period	$10.48		$10.51	$10.70	$10.89	$11.15	$11.13
Ratios and supplemental data:
Total return(b)	2.26%		1.28%	2.94%	(0.27% )	2.68%	1.88%
Net assets, end of period (000)	$16,475		$15,898	$17,818	$25,964	$43,823	$48,612
Ratio of net expenses to average net assets	1.65%	(c)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.84%	(c)	1.88%	1.80%	1.74%	1.73%	1.72%
Ratio of net investment income (loss) to average net assets	1.62%	(c)	1.74%	1.73%	1.23%	1.25%	1.63%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	239

Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.51		$10.70	$10.89	$11.15	$11.13	$11.22
Income from investment operations:
Net investment income (loss)(a)	0.13		0.29	0.29	0.24	0.25	0.29
Net realized and unrealized gain (loss)	0.15		(0.05)	0.12	(0.16)	0.15	0.02
Total from investment operations	0.28		0.24	0.41	0.08	0.40	0.31
Distributions:
Dividends from net investment income	(0.18)		(0.31)	(0.56)	(0.29)	(0.34)	(0.31)
Dividends from net realized gains	(0.13)		(0.12)	(0.04)	(0.05)	(0.04)	(0.09)
Total distributions	(0.31)		(0.43)	(0.60)	(0.34)	(0.38)	(0.40)
Net asset value, end of period	$10.48		$10.51	$10.70	$10.89	$11.15	$11.13
Ratios and supplemental data:
Total return(b)	2.76%		2.30%	3.97%	0.73%	3.70%	2.90%
Net assets, end of period (000)	$22,624		$16,561	$13,347	$41,109	$43,464	$41,639
Ratio of net expenses to average net assets	0.65%	(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.84%	(c)	0.88%	0.80%	0.74%	0.73%	0.72%
Ratio of net investment income (loss) to average net assets	2.60%	(c)	2.73%	2.70%	2.22%	2.24%	2.64%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.51		$10.70	$10.89	$11.15	$11.14	$11.23
Income from investment operations:
Net investment income (loss)(a)	0.11		0.23	0.23	0.19	0.19	0.23
Net realized and unrealized gain (loss)	0.15		(0.04)	0.13	(0.17)	0.15	0.02
Total from investment operations	0.26		0.19	0.36	0.02	0.34	0.25
Distributions:
Dividends from net investment income	(0.15)		(0.26)	(0.51)	(0.23)	(0.29)	(0.25)
Dividends from net realized gains	(0.13)		(0.12)	(0.04)	(0.05)	(0.04)	(0.09)
Total distributions	(0.28)		(0.38)	(0.55)	(0.28)	(0.33)	(0.34)
Net asset value, end of period	$10.49		$10.51	$10.70	$10.89	$11.15	$11.14
Ratios and supplemental data:
Total return(b)	2.61%		1.79%	3.45%	0.22%	3.09%	2.39%
Net assets, end of period (000)	$439		$274	$234	$2,248	$1,756	$1,638
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.34%	(c)	1.38%	1.28%	1.24%	1.23%	1.22%
Ratio of net investment income (loss) to average net assets	2.10%	(c)	2.23%	2.14%	1.72%	1.74%	2.10%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

240	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.63		$9.65	$9.90	$9.92	$9.68	$9.97
Income from investment operations:
Net investment income (loss)(a)	0.20		0.43	0.48	0.51	0.53	0.59
Net realized and unrealized gain (loss)	(0.27)		(0.74)	0.01	0.18	0.35	(0.24)
Total from investment operations	(0.07)		(0.31)	0.49	0.69	0.88	0.35
Distributions:
Dividends from net investment income	(0.21)		(0.47)	(0.55)	(0.58)	(0.51)	(0.64)
Dividends from net realized gains	—		(0.24)	(0.19)	(0.13)	(0.13)	—
Return of capital	—		(0.00)**	—	—	—	—
Total distributions	(0.21)		(0.71)	(0.74)	(0.71)	(0.64)	(0.64)
Net asset value, end of period	$8.35		$8.63	$9.65	$9.90	$9.92	$9.68
Ratios and supplemental data:
Total return(b)	(0.68%	)	(3.25% )	5.11%	7.21%	9.39%	3.62%
Net assets, end of period (000)	$58,451		$71,513	$132,756	$201,791	$215,299	$182,515
Ratio of net expenses to average net assets	1.34%	(c)	1.28%	1.18%	1.18%	1.19%	1.22%
Ratio of gross expenses to average net assets prior to expense reductions	1.34%	(c)	1.28%	1.18%	1.18%	1.19%	1.22%
Ratio of net investment income (loss) to average net assets	4.92%	(c)	4.73%	4.84%	5.11%	5.46%	6.01%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Portfolio turnover rate	22.6%		65.3%	51.2%	55.1%	73.9%	72.6%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos High Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.13		$10.16	$10.38	$10.36	$10.09	$10.37
Income from investment operations:
Net investment income (loss)(a)	0.18		0.38	0.42	0.46	0.48	0.54
Net realized and unrealized gain (loss)	(0.29)		(0.78)	0.02	0.18	0.36	(0.26)
Total from investment operations	(0.11)		(0.40)	0.44	0.64	0.84	0.28
Distributions:
Dividends from net investment income	(0.18)		(0.39)	(0.47)	(0.49)	(0.44)	(0.56)
Dividends from net realized gains	—		(0.24)	(0.19)	(0.13)	(0.13)	—
Return of capital	—		(0.00)**	—	—	—	—
Total distributions	(0.18)		(0.63)	(0.66)	(0.62)	(0.57)	(0.56)
Net asset value, end of period	$8.84		$9.13	$10.16	$10.38	$10.36	$10.09
Ratios and supplemental data:
Total return(b)	(1.13%	)	(3.93% )	4.37%	6.40%	8.55%	2.79%
Net assets, end of period (000)	$396		$677	$2,098	$3,340	$5,973	$9,766
Ratio of net expenses to average net assets	2.10%	(c)	2.03%	1.93%	1.93%	1.95%	1.96%
Ratio of gross expenses to average net assets prior to expense reductions	2.10%	(c)	2.03%	1.93%	1.93%	1.95%	1.96%
Ratio of net investment income (loss) to average net assets	4.23%	(c)	4.00%	4.10%	4.39%	4.73%	5.28%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.03		$10.06	$10.29	$10.28	$10.01	$10.29
Income from investment operations:
Net investment income (loss)(a)	0.18		0.38	0.42	0.45	0.48	0.54
Net realized and unrealized gain (loss)	(0.29)		(0.78)	0.01	0.19	0.36	(0.25)
Total from investment operations	(0.11)		(0.40)	0.43	0.64	0.84	0.29
Distributions:
Dividends from net investment income	(0.18)		(0.39)	(0.47)	(0.50)	(0.44)	(0.57)
Dividends from net realized gains	—		(0.24)	(0.19)	(0.13)	(0.13)	—
Return of capital	—		(0.00)**	—	—	—	—
Total distributions	(0.18)		(0.63)	(0.66)	(0.63)	(0.57)	(0.57)
Net asset value, end of period	$8.74		$9.03	$10.06	$10.29	$10.28	$10.01
Ratios and supplemental data:
Total return(b)	(1.13%	)	(3.94% )	4.32%	6.37%	8.65%	2.83%
Net assets, end of period (000)	$18,628		$21,149	$29,333	$34,146	$43,141	$39,764
Ratio of net expenses to average net assets	2.10%	(c)	2.04%	1.93%	1.93%	1.94%	1.97%
Ratio of gross expenses to average net assets prior to expense reductions	2.10%	(c)	2.04%	1.93%	1.93%	1.94%	1.97%
Ratio of net investment income (loss) to average net assets	4.22%	(c)	3.98%	4.10%	4.37%	4.72%	5.26%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

242	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.63		$9.65	$9.90	$9.92	$9.68	$9.97
Income from investment operations:
Net investment income (loss)(a)	0.21		0.45	0.50	0.53	0.56	0.62
Net realized and unrealized gain (loss)	(0.27)		(0.74)	0.02	0.19	0.34	(0.24)
Total from investment operations	(0.06)		(0.29)	0.52	0.72	0.90	0.38
Distributions:
Dividends from net investment income	(0.22)		(0.49)	(0.58)	(0.61)	(0.53)	(0.67)
Dividends from net realized gains	—		(0.24)	(0.19)	(0.13)	(0.13)	—
Return of capital	—		(0.00)**	—	—	—	—
Total distributions	(0.22)		(0.73)	(0.77)	(0.74)	(0.66)	(0.67)
Net asset value, end of period	$8.35		$8.63	$9.65	$9.90	$9.92	$9.68
Ratios and supplemental data:
Total return(b)	(0.55%	)	(3.00% )	5.37%	7.50%	9.63%	3.88%
Net assets, end of period (000)	$16,971		$17,452	$24,342	$25,103	$33,271	$21,424
Ratio of net expenses to average net assets	1.09%	(c)	1.04%	0.93%	0.93%	0.94%	0.96%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	(c)	1.04%	0.93%	0.93%	0.94%	0.96%
Ratio of net investment income (loss) to average net assets	5.22%	(c)	4.98%	5.10%	5.37%	5.71%	6.29%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.62		$9.64	$9.89	$9.91	$9.67	$9.96
Income from investment operations:
Net investment income (loss)(a)	0.19		0.41	0.45	0.48	0.51	0.57
Net realized and unrealized gain (loss)	(0.28)		(0.75)	0.02	0.18	0.34	(0.24)
Total from investment operations	(0.09)		(0.34)	0.47	0.66	0.85	0.33
Distributions:
Dividends from net investment income	(0.20)		(0.44)	(0.53)	(0.55)	(0.48)	(0.62)
Dividends from net realized gains	—		(0.24)	(0.19)	(0.13)	(0.13)	—
Return of capital	—		(0.00)**	—	—	—	—
Total distributions	(0.20)		(0.68)	(0.72)	(0.68)	(0.61)	(0.62)
Net asset value, end of period	$8.33		$8.62	$9.64	$9.89	$9.91	$9.67
Ratios and supplemental data:
Total return(b)	(0.92%	)	(3.48% )	4.87%	6.92%	9.17%	3.37%
Net assets, end of period (000)	$141		$154	$209	$192	$373	$272
Ratio of net expenses to average net assets	1.60%	(c)	1.54%	1.43%	1.43%	1.44%	1.47%
Ratio of gross expenses to average net assets prior to expense reductions	1.60%	(c)	1.54%	1.43%	1.43%	1.44%	1.47%
Ratio of net investment income (loss) to average net assets	4.73%	(c)	4.49%	4.60%	4.89%	5.21%	5.74%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	243

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.08		$13.13	$13.09	$12.68	$12.11	$11.91
Income from investment operations:
Net investment income (loss)(a)	0.13		0.21	0.15	0.17	0.21	0.22
Net realized and unrealized gain (loss)	(0.07)		—	0.27	0.42	0.51	0.18
Total from investment operations	0.06		0.21	0.42	0.59	0.72	0.40
Distributions:
Dividends from net investment income	(0.08)		(0.12)	(0.12)	(0.18)	(0.15)	(0.20)
Dividends from net realized gains	(0.20)		(0.14)	(0.26)	—	—	—
Total distributions	(0.28)		(0.26)	(0.38)	(0.18)	(0.15)	(0.20)
Net asset value, end of period	$12.86		$13.08	$13.13	$13.09	$12.68	$12.11
Ratios and supplemental data:
Total return(b)	0.47%		1.60%	3.27%	4.71%	6.01%	3.40%
Net assets, end of period (000)	$966,777		$1,051,576	$1,351,641	$1,354,180	$1,155,161	$1,282,438
Ratio of net expenses to average net assets	1.20%	(c)	1.23%	1.20%	1.26%	1.17%	1.21%
Ratio of gross expenses to average net assets prior to expense reductions	1.20%	(c)	1.23%	1.20%	1.26%	1.17%	1.21%
Ratio of net investment income (loss) to average net assets	2.04%	(c)	1.58%	1.17%	1.33%	1.65%	1.80%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.08%	(c)	1.11%	1.09%	1.12%	1.13%	1.14%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Portfolio turnover rate	17.2%		37.6%	70.5%	110.6%	82.8%	98.5%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

244	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.84		$13.87	$13.82	$13.36	$12.75	$12.51
Income from investment operations:
Net investment income (loss)(a)	0.09		0.12	0.06	0.08	0.12	0.14
Net realized and unrealized gain (loss)	(0.07)		—	0.27	0.45	0.54	0.20
Total from investment operations	0.02		0.12	0.33	0.53	0.66	0.34
Distributions:
Dividends from net investment income	—		(0.01)	(0.02)	(0.07)	(0.05)	(0.10)
Dividends from net realized gains	(0.20)		(0.14)	(0.26)	—	—	—
Total distributions	(0.20)		(0.15)	(0.28)	(0.07)	(0.05)	(0.10)
Net asset value, end of period	$13.66		$13.84	$13.87	$13.82	$13.36	$12.75
Ratios and supplemental data:
Total return(b)	0.12%		0.84%	2.43%	3.98%	5.18%	2.70%
Net assets, end of period (000)	$853		$1,832	$4,436	$9,117	$12,940	$18,147
Ratio of net expenses to average net assets	1.95%	(c)	1.98%	1.95%	2.03%	1.92%	1.97%
Ratio of gross expenses to average net assets prior to expense reductions	1.95%	(c)	1.98%	1.95%	2.03%	1.92%	1.97%
Ratio of net investment income (loss) to average net assets	1.31%	(c)	0.83%	0.44%	0.60%	0.91%	1.07%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.84%	(c)	1.85%	1.84%	1.87%	1.89%	1.89%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.27		$13.32	$13.30	$12.88	$12.29	$12.08
Income from investment operations:
Net investment income (loss)(a)	0.08		0.11	0.06	0.08	0.11	0.13
Net realized and unrealized gain (loss)	(0.06)		0.01	0.26	0.42	0.54	0.18
Total from investment operations	0.02		0.12	0.32	0.50	0.65	0.31
Distributions:
Dividends from net investment income	(0.03)		(0.03)	(0.04)	(0.08)	(0.06)	(0.10)
Dividends from net realized gains	(0.20)		(0.14)	(0.26)	—	—	—
Total distributions	(0.23)		(0.17)	(0.30)	(0.08)	(0.06)	(0.10)
Net asset value, end of period	$13.06		$13.27	$13.32	$13.30	$12.88	$12.29
Ratios and supplemental data:
Total return(b)	0.16%		0.86%	2.40%	3.93%	5.28%	2.61%
Net assets, end of period (000)	$332,218		$339,054	$349,791	$289,520	$267,646	$299,733
Ratio of net expenses to average net assets	1.95%	(c)	1.98%	1.95%	2.02%	1.92%	1.97%
Ratio of gross expenses to average net assets prior to expense reductions	1.95%	(c)	1.98%	1.95%	2.02%	1.92%	1.97%
Ratio of net investment income (loss) to average net assets	1.29%	(c)	0.83%	0.42%	0.58%	0.90%	1.06%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.83%	(c)	1.86%	1.84%	1.87%	1.88%	1.89%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	245

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.94		$12.99	$12.97	$12.56	$12.00	$11.80
Income from investment operations:
Net investment income (loss)(a)	0.14		0.24	0.18	0.20	0.23	0.24
Net realized and unrealized gain (loss)	(0.06)		—	0.25	0.42	0.51	0.19
Total from investment operations	0.08		0.24	0.43	0.62	0.74	0.43
Distributions:
Dividends from net investment income	(0.10)		(0.15)	(0.15)	(0.21)	(0.18)	(0.23)
Dividends from net realized gains	(0.20)		(0.14)	(0.26)	—	—	—
Total distributions	(0.30)		(0.29)	(0.41)	(0.21)	(0.18)	(0.23)
Net asset value, end of period	$12.72		$12.94	$12.99	$12.97	$12.56	$12.00
Ratios and supplemental data:
Total return(b)	0.60%		1.89%	3.40%	5.01%	6.25%	3.70%
Net assets, end of period (000)	$2,439,772		$2,377,641	$2,470,829	$1,574,197	$1,040,722	$738,421
Ratio of net expenses to average net assets	0.95%	(c)	0.98%	0.95%	1.01%	0.92%	0.96%
Ratio of gross expenses to average net assets prior to expense reductions	0.95%	(c)	0.98%	0.95%	1.01%	0.92%	0.96%
Ratio of net investment income (loss) to average net assets	2.29%	(c)	1.83%	1.41%	1.57%	1.88%	2.04%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	0.83%	(c)	0.86%	0.84%	0.87%	0.88%	0.89%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

246	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2016		2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.03		$13.08	$13.05	$12.64	$12.08	$11.88
Income from investment operations:
Net investment income (loss)(a)	0.11		0.17	0.12	0.14	0.17	0.19
Net realized and unrealized gain (loss)	(0.06)		0.01	0.26	0.42	0.52	0.18
Total from investment operations	0.05		0.18	0.38	0.56	0.69	0.37
Distributions:
Dividends from net investment income	(0.07)		(0.09)	(0.09)	(0.15)	(0.13)	(0.17)
Dividends from net realized gains	(0.20)		(0.14)	(0.26)	—	—	—
Total distributions	(0.27)		(0.23)	(0.35)	(0.15)	(0.13)	(0.17)
Net asset value, end of period	$12.81		$13.03	$13.08	$13.05	$12.64	$12.08
Ratios and supplemental data:
Total return(b)	0.34%		1.36%	2.97%	4.47%	5.72%	3.18%
Net assets, end of period (000)	$8,200		$8,464	$9,099	$5,408	$5,199	$3,114
Ratio of net expenses to average net assets	1.45%	(c)	1.48%	1.45%	1.52%	1.42%	1.46%
Ratio of gross expenses to average net assets prior to expense reductions	1.45%	(c)	1.48%	1.45%	1.52%	1.42%	1.46%
Ratio of net investment income (loss) to average net assets	1.79%	(c)	1.33%	0.91%	1.08%	1.37%	1.55%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.33%	(c)	1.36%	1.34%	1.37%	1.38%	1.39%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	247

Calamos Hedged Equity Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	December 31, 2014* through October 31,
	2016	2015
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.05	0.06
Net realized and unrealized gain (loss)	(0.07)	0.01
Total from investment operations	(0.02)	0.07
Distributions:
Dividends from net investment income	(0.11)	(0.07)
Dividends from net realized gains	(0.09)	—
Total distributions	(0.20)	(0.07)
Net asset value, end of period	$9.78	$10.00
Ratios and supplemental data:
Total return(b)	(0.19% )	0.67%
Net assets, end of period (000)	$9,602	$5,661
Ratio of net expenses to average net assets	1.25% (c)	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.38% (c)	3.05%	(c)
Ratio of net investment income (loss) to average net assets	1.01% (c)	0.78%	(c)

	(Unaudited) Six Months Ended April 30,	December 31, 2014* through October 31,
	2016	2015
Portfolio turnover rate	8.4%	29.4%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

248	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Income Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,	December 31, 2014* through October 31,
	2016	2015
Net asset value, beginning of period	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01	(0.00	)**
Net realized and unrealized gain (loss)	(0.07)	0.01
Total from investment operations	(0.06)	0.01
Distributions:
Dividends from net investment income	(0.07)	(0.03)
Dividends from net realized gains	(0.09)	—
Total distributions	(0.16)	(0.03)
Net asset value, end of period	$9.76	$9.98
Ratios and supplemental data:
Total return(b)	(0.61% )	0.09%
Net assets, end of period (000)	$163	$100
Ratio of net expenses to average net assets	2.00% (c)	2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.16% (c)	3.79%	(c)
Ratio of net investment income (loss) to average net assets	0.21% (c)	0.03%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,	December 31, 2014* through October 31,
	2016	2015
Net asset value, beginning of period	$10.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.06	0.09
Net realized and unrealized gain (loss)	(0.07)	—
Total from investment operations	(0.01)	0.09
Distributions:
Dividends from net investment income	(0.12)	(0.08)
Dividends from net realized gains	(0.09)	—
Total distributions	(0.21)	(0.08)
Net asset value, end of period	$9.79	$10.01
Ratios and supplemental data:
Total return(b)	(0.08% )	0.89%
Net assets, end of period (000)	$6,102	$5,527
Ratio of net expenses to average net assets	1.00% (c)	1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.13% (c)	2.80%	(c)
Ratio of net investment income (loss) to average net assets	1.31% (c)	1.03%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	249

Calamos Hedged Equity Income Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30,	December 31, 2014* through October 31,
	2016	2015
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.04	0.04
Net realized and unrealized gain (loss)	(0.08)	0.01
Total from investment operations	(0.04)	0.05
Distributions:
Dividends from net investment income	(0.10)	(0.05)
Dividends from net realized gains	(0.09)	—
Total distributions	(0.19)	(0.05)
Net asset value, end of period	$9.77	$10.00
Ratios and supplemental data:
Total return(b)	(0.43% )	0.54%
Net assets, end of period (000)	$100	$100
Ratio of net expenses to average net assets	1.50% (c)	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.64% (c)	3.29%	(c)
Ratio of net investment income (loss) to average net assets	0.83% (c)	0.53%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

250	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) April 5, 2016* through April 30,
	2016
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00	**
Net realized and unrealized gain (loss)	0.49
Total from investment operations	0.49
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.49
Ratios and supplemental data:
Total return(b)	4.90%
Net assets, end of period (000)	$270
Ratio of net expenses to average net assets	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	7.84%	(c)
Ratio of net investment income (loss) to average net assets	(0.43%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.00%	(c)

	(Unaudited) April 5, 2016* through April 30,
	2016
Portfolio turnover rate	43.1%

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Phineus Long/Short Fund    Financial Highlights

	CLASS C
	(Unaudited) April 5, 2016* through April 30,
	2016
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.01)
Net realized and unrealized gain (loss)	0.50
Total from investment operations	0.49
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.49
Ratios and supplemental data:
Total return(b)	4.90%
Net assets, end of period (000)	$120
Ratio of net expenses to average net assets	2.89%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	10.67%	(c)
Ratio of net investment income (loss) to average net assets	(1.73%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.75%	(c)

	CLASS I
	(Unaudited) April 5, 2016* through April 30,
	2016
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00	**
Net realized and unrealized gain (loss)	0.50
Total from investment operations	0.50
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$10.50
Ratios and supplemental data:
Total return(b)	4.90%
Net assets, end of period (000)	$12,704
Ratio of net expenses to average net assets	1.92%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	7.45%	(c)
Ratio of net investment income (loss) to average net assets	(0.28%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.75%	(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

252	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 3, 2013* through October 31,
	2016		2015	2014	2013
Net asset value, beginning of period	$10.72		$10.84	$10.28	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.15)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	(0.42)		0.16	0.76	0.34
Total from investment operations	(0.47)		0.01	0.65	0.28
Distributions:
Dividends from net investment income	—		—	(0.06)	—
Dividends from net realized gains	—		(0.13)	(0.03)	—
Total distributions	—		(0.13)	(0.09)	—
Net asset value, end of period	$10.25		$10.72	$10.84	$10.28
Ratios and supplemental data:
Total return(b)	(4.38%	)	0.09%	6.33%	2.80%
Net assets, end of period (000)	$14,459		$30,304	$39,722	$9,258
Ratio of net expenses to average net assets	2.58%	(c)	2.26%	2.57%	2.42%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.58%	(c)	2.26%	2.57%	3.03%	(c)
Ratio of net investment income (loss) to average net assets	(0.97%	)(c)	(1.37% )	(1.07% )	(1.53%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.88%	(c)	1.78%	1.79%	2.00%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 3, 2013* through October 31,
	2016		2015	2014	2013
Portfolio turnover rate	73.3%		154.9%	260.4%	132.1%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Long/Short Fund    Financial Highlights

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 3, 2013* through October 31,
	2016		2015	2014	2013
Net asset value, beginning of period	$10.54		$10.74	$10.24	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.23)	(0.23)	(0.09)
Net realized and unrealized gain (loss)	(0.41)		0.16	0.81	0.33
Total from investment operations	(0.50)		(0.07)	0.58	0.24
Distributions:
Dividends from net investment income	—		—	(0.05)	—
Dividends from net realized gains	—		(0.13)	(0.03)	—
Total distributions	—		(0.13)	(0.08)	—
Net asset value, end of period	$10.04		$10.54	$10.74	$10.24
Ratios and supplemental data:
Total return(b)	(4.74%	)	(0.66% )	5.66%	2.40%
Net assets, end of period (000)	$4,269		$4,986	$6,489	$383
Ratio of net expenses to average net assets	3.43%	(c)	3.01%	3.23%	3.13%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.43%	(c)	3.01%	3.23%	3.52%	(c)
Ratio of net investment income (loss) to average net assets	(1.79%	)(c)	(2.11% )	(2.22% )	(2.22%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.65%	(c)	2.53%	2.51%	2.75%	(c)

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 3, 2013* through October 31,
	2016		2015	2014	2013
Net asset value, beginning of period	$10.78		$10.87	$10.29	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.12)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	(0.41)		0.16	0.73	0.34
Total from investment operations	(0.45)		0.04	0.68	0.29
Distributions:
Dividends from net investment income	—		—	(0.07)	—
Dividends from net realized gains	—		(0.13)	(0.03)	—
Total distributions	—		(0.13)	(0.10)	—
Net asset value, end of period	$10.33		$10.78	$10.87	$10.29
Ratios and supplemental data:
Total return(b)	(4.17%	)	0.37%	6.56%	2.90%
Net assets, end of period (000)	$26,816		$47,488	$83,654	$36,433
Ratio of net expenses to average net assets	2.38%	(c)	2.01%	2.10%	2.09%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.38%	(c)	2.01%	2.10%	2.34%	(c)
Ratio of net investment income (loss) to average net assets	(0.78%	)(c)	(1.13% )	(0.43% )	(1.16%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.64%	(c)	1.52%	1.55%	1.75%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

254	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Long/Short Fund    Financial Highlights

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 3, 2013* through October 31,
	2016		2015	2014	2013
Net asset value, beginning of period	$10.66		$10.81	$10.27	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.17)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	(0.40)		0.15	0.69	0.34
Total from investment operations	(0.46)		(0.02)	0.62	0.27
Distributions:
Dividends from net investment income	—		—	(0.05)	—
Dividends from net realized gains	—		(0.13)	(0.03)	—
Total distributions	—		(0.13)	(0.08)	—
Net asset value, end of period	$10.20		$10.66	$10.81	$10.27
Ratios and supplemental data:
Total return(b)	(4.40%	)	(0.10% )	6.06%	2.70%
Net assets, end of period (000)	$26		$109	$109	$103
Ratio of net expenses to average net assets	2.93%	(c)	2.51%	2.68%	2.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.93%	(c)	2.51%	2.68%	3.26%	(c)
Ratio of net investment income (loss) to average net assets	(1.26%	)(c)	(1.62% )	(0.64% )	(1.68%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.14%	(c)	2.03%	2.08%	2.25%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	255

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Investment Trust

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), including Calamos Growth Fund, Calamos Opportunistic Value Fund, Calamos Focus Growth Fund, Calamos Discovery Growth Fund, Calamos Dividend Growth Fund, Calamos Mid Cap Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Fund, Calamos Market Neutral Income Fund, Calamos Hedged Equity Income Fund, Calamos Phineus Long/Short Fund, and Calamos Long/Short Fund (the “Funds”), as of April 30, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the six month period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to such financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of changes in net assets of the Funds for the year or period ended October 31, 2015 and the financial highlights for each of the periods presented in the period then ended; and in our report dated December 16, 2015, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Chicago, Illinois

June 15, 2016

256	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees of the Calamos Phineus Long/Short Fund (the “New Fund”) oversees the management of the New Fund, and, as required by law, determines whether to approve the New Fund’s management agreement with Calamos Advisors (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the New Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their consideration regarding the approval of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on December 15, 2015, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the New Fund and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the management agreement through July 31, 2016, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, extend and quality of the Adviser’s services to be provided, (ii) the fees and other expenses paid by the New Fund as well as expense information for comparable funds, (iii) the expected profitability of the Adviser and its affiliates from their relationship with the New Fund, (iv) whether economies of scale may be realized as the New Fund grows and whether potential economies may be shared, in some measure, with the New Fund’s investors;, and (v) other benefits to the Adviser from its relationship with the New Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to be provided to the New Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the year. In addition, the Board considered: the Adviser’s long-term history of managing the other Funds in the Calamos fund complex; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the New Fund; and the Adviser’s performance as administrator of the other Funds in the fund complex, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also considered the expertise of the Fund’s portfolio manager and his historical performance results. The Board also reviewed the Adviser’s resources and key personnel expected to provide investment management services to the New Fund. Last, the Board considered compliance reports about the Adviser from the Trust’s Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the New Fund were appropriate and consistent with the management agreement and that the New Fund was likely to benefit from services provided under the management agreement with the Adviser.

Investment Performance of the Fund.  Because the New Fund has not yet commenced operations, the Board did not consider the investment performance of the New Fund, though it did consider the portfolio manager’s historical performance record.

Costs of Services Provided and Profits Realized by the Adviser.  The Board evaluated the New Fund’s proposed management fee rates and estimated total expense ratios as compared to information provided by the Adviser regarding the median management fee rate and total expense ratios of the New Fund’s Morningstar Peer Group (the New Fund’s “Expense Group”). The Board noted the Adviser’s agreement to reimburse the New Fund for a portion of its expenses if the New Fund’s expense ratio otherwise would exceed a certain level. In light of all the information presented, the Board concluded that it would be in the best interest of the New Fund and its shareholders to approve the management agreement.

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board considered whether the New Fund’s proposed management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the proposed fee schedule for the New Fund could result in the sharing of economies of scale as the New Fund’s assets increase. The Board also considered the Adviser’s agreement to reimburse the New Fund for a portion of its expenses if the New Fund’s respective expense ratios otherwise would exceed a certain level. The Board concluded that the breakpoints in the

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Trustee Approval of Management Agreement    (Unaudited)

proposed fee schedules for the New Fund allow shareholder to benefit from potential economies of scale that may be achieved be the Adviser.

Profitability.  The Board did not consider information concerning the costs incurred and profits realized by the Adviser as the New Fund had not yet commenced operations.

Other Benefits Derived from the Relationship with the Fund.  The Board considered other benefits that could accrue to the Adviser and its affiliates from their relationship with the New Fund. The Board also considered the Adviser’s use of a portion of the commissions paid by the New Fund on its portfolio brokerage transactions to obtain research products and services benefiting the New Fund and/or other clients of the Adviser.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the proposed amendment to the Trust’s management agreement with the Adviser to add the New Fund was in the best interest of the New Fund and its shareholders.

258	CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after July 31, 2016, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2016. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2015 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2016 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFSAN 1631 2016

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2016

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2016

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 21, 2016